UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-03091

Name of Fund: BlackRock Series Fund, Inc.

BlackRock Advantage Large Cap Core Portfolio

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Money Market Portfolio

BlackRock High Yield Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East             52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 06/30/2018

Item 1 –	Report to Stockholders

JUNE 30, 2018

SEMI-ANNUAL REPORT

BlackRock Series Fund, Inc.

➢	BlackRock Advantage Large Cap Core Portfolio
➢	BlackRock Balanced Capital Portfolio
➢	BlackRock Capital Appreciation Portfolio
➢	BlackRock Global Allocation Portfolio
➢	BlackRock Government Money Market Portfolio
➢	BlackRock High Yield Portfolio
➢	BlackRock U.S. Government Bond Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month U.S. Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.9%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing an open-ended commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 4.0%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending. Proposed infrastructure spending would deliver growth from the government sector, generate demand, and improve economic activity in other sectors.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.65%	14.37%
U.S. small cap equities (Russell 2000® Index)	7.66	17.57
International equities (MSCI Europe, Australasia, Far East Index)	(2.75)	6.84
Emerging market equities (MSCI Emerging Markets Index)	(6.66)	8.20
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.81	1.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.68)	(2.69)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.62)	(0.40)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.02)	1.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.16	2.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2018	BlackRock Advantage Large Cap Core Portfolio

Investment Objective

BlackRock Advantage Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

Overall fundamental stock selection insights, specifically those that identify quality measures, performed well amid a rise in volatility. Notably, an insight that identifies stocks with the ability to generate consistent free cash flow contributed to results. Additionally, a signal that identifies consistent dividend growth proved beneficial. Elsewhere, stock selection insights that seek to capture sentiment and trends across informed market participants were broadly rewarded. Specifically, an insight that captures sentiment from bond markets contributed to performance as the Fed raised rates over the period. Additionally, our proprietary text-based analysis of executive statements to capture longer-term trends in company fundamentals and analysis of sell-side analyst reports drove gains.

Fundamental insights that identify attractive valuations struggled during the period. This has coincided with the value style continuing to lag the market in the prolonged growth regime. Notably, signals that compare companies across top-line sales, earnings and cash flows underperformed during the period. Elsewhere, a macro thematic insight that evaluates sector sensitivity to China detracted as emerging markets were under pressure during the period. Additionally, insights that seek to capture trends across consumer activity, such as foot traffic in brick-and-mortar retail locations, weighed on results.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. A model that evaluates companies on the basis of governance and the ethics and sustainability of its business practices from a social and environmental perspective was added to our bucket of quality signals. In addition, a new macro thematic model that evaluates industries across various inputs such as labor costs and hiring activity was added.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Fund was positioned essentially neutral from a sector perspective. The Fund had slight overweight positions in industrials and health care and slight underweight positions in energy and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Advantage Large Cap Core Portfolio

Performance Summary for the Period Ended June 30, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock Advantage Large Cap Core Portfolio(b)	3.70%	15.73%	13.66%	8.95%
Russell 1000® Index(c)	2.85	14.54	13.37	10.20

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Funds total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Core Portfolio.”

(b)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities.

(c)

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Advantage Large Cap Core Portfolio	$1,000.00	$1,037.00	$2.53	$1,000.00	$1,022.32	$2.51	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	26%
Financials	14
Health Care	14
Consumer Discretionary	13
Industrials	10
Consumer Staples	6
Energy	6
Real Estate	4
Materials	3
Utilities	2
Telecommunication Services	1
Short-Term Securities	4
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

FUND SUMMARY	5

Fund Summary as of June 30, 2018	BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund returned 2.15%, outperforming its blended benchmark (60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index), which returned 1.12% for the period. The Russell 1000® Index returned 2.85%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned (1.62)% for the same period.

What factors influenced performance?

Tactical asset allocation supported the Fund’s performance, with a cautious stance on U.S. bonds a notable driver of performance early in the period as January and February saw bond yields move higher. Within the equity allocation, strong stock selection drove performance, as insights with respect to both sentiment across asset classes and company quality (based on the ability to generate consistent free cash flow) performed well. Within fixed income, allocations to non-agency mortgage-backed securities (“MBS”) and collateralized loan obligations (“CLOs”) contributed to return, as did exposure to municipal bonds.

From a broad asset allocation perspective, a cautious stance on domestic stocks detracted from performance as U.S. equities advanced amid positive earnings momentum and supportive economic data. Within equities, stock selection insights that identify value by comparing companies across top-line sales, earnings and cash flows detracted during the period. As emerging markets came under pressure during the period a macro-based thematic insight that evaluates sector sensitivity to China also detracted. Within fixed income, an overweight to emerging market bonds was the primary detractor from performance.

The Fund held derivatives including financial futures contracts during the period as a part of its investment strategy. Although the positions were small, the contribution to Fund performance was positive. Derivatives are used by the investment adviser as a means to manage risk and/or take outright views on equities, interest rates, credit risk and/or foreign exchange positions in the Fund.

Describe recent portfolio activity.

From a broad asset allocation perspective, the Fund began the period with a modest preference for stocks over bonds, notably in international developed markets. During the period, the Fund initiated an overweight position in European equities, and closed this position as prices moved higher supported by renewed dovishness from the European Central Bank. The Fund retained a preference for Japanese equities versus U.S. equities. The Fund reduced the magnitude of its underweight position in U.S. bonds over the period.

Within fixed income, an underweight stance with respect to duration and corresponding interest rate sensitivity was maintained early in the period, but reduced as the first quarter of 2018 progressed. The Fund held a constructive view on emerging market bonds early in the period but decreased its allocation in the second quarter. The Fund also became more cautious on corporate credit.

At period end, the Fund held a slightly elevated allocation to cash. The cash position did not have a material impact on performance results for the period.

Describe portfolio positioning at period end.

Within the Fund’s equity allocation, the Fund had slight overweight positions in financials and industrials and slight underweight positions in energy and utilities. The Fund ended the period with a preference for Japanese stocks relative to domestic stocks on expectations that the Federal Reserve would continue to withdraw stimulus at a faster pace than in other economies. Within fixed income, the Fund retained an underweight to U.S. bonds given an upbeat view on inflation. The Fund maintained exposure to high yield bonds and continued to favor securitized assets such as MBS and CLOs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Balanced Capital Portfolio

Performance Summary for the Period Ended June 30, 2018

	6-Month Total Returns (a)	Average Annual Total Returns (a)
		1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio(b)	2.15%	9.46%	9.87%	7.31%
60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index(c)	1.12	8.43	8.94	7.87
Russell 1000® Index(d)	2.85	14.54	13.37	10.20
Bloomberg Barclays U.S. Aggregate Bond Index(e)	(1.62)	(0.40)	2.27	3.72

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in U.S. and foreign equity and fixed income securities of any maturity.

(c)	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%).
(d)

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current market membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

(e)

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Dividend Expense and Interest Expense	Excluding Dividend Expense and Interest Expense		Including Dividend Expense and Interest Expense		Excluding Dividend Expense and Interest Expense
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Ending Account Value (06/30/18)	Expenses Paid During the Period (c)
BlackRock Balanced Capital Portfolio	$1,000.00	$1,021.50	$2.56	$2.41	$1,000.00	$1,022.27	$2.56	$1,022.41	$2.41

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (0.51%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.48%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Common Stocks	62%
U.S. Government Sponsored Agency Securities	12
Corporate Bonds	10
Asset-Backed Securities	5
U.S. Treasury Obligations	4
Non-Agency Mortgage-Backed Securities	3
Municipal Bonds	2
Foreign Government Obligations	1
Investment Companies	1
Foreign Agency Obligations	—	(b)
Preferred Securities	—	(b)
Other Interests	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written, borrowed bonds and TBA sale commitments.
(b)	Representing less than 0.5% of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of June 30, 2018	BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to seek long term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund outperformed its benchmark, the Russell 1000® Growth Index and the broad market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

In sector terms, the largest contributor to the Fund’s relative performance was consumer discretionary, where internet & direct marketing retail holdings had the most significant impact on results. Selection in hotels, restaurants & leisure and a lack of exposure to media also added value within the sector. The industrials and healthcare sectors were additional sources of positive performance. An underweight to machinery and selection in conglomerates benefited performance in industrials, while an underweight to biotechnology and positioning in pharmaceuticals drove gains in health care. Finally, positioning in consumer staples proved advantageous.

At the individual stock level, Netflix Inc. and Amazon.com Inc. were the largest contributors. Netflix outperformed after a series of strong earnings reports, and the company continues to gain scale based on original content and new subscribers. Amazon continued to perform well after a series of solid earnings reports and acceleration in several of its key segments.

While the Fund’s overall security selection was notably strong for the period, an overweight to financials weighed on results. In particular, bank and diversified financial services holdings had the most negative impact.

A position in Chinese internet conglomerate Tencent Holding Ltd. was the leading detractor. The stock pulled back amid fears of a slowdown in PC gaming and a near-term profit margin contraction. The Fund has maintained the overweight position on a positive view of the company’s growth opportunities especially in payments, mobile gaming and advertising. An underweight to Apple Inc. also detracted as the company outperformed during the period. The underweight to Apple is based on the view that a mature smartphone market, increasing competition and a lack of new innovative products will limit the company’s growth once the most recent iPhone product cycles are complete

Describe recent portfolio activity.

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting in consumer discretionary increased, particularly within internet & direct marketing retail. The Fund’s information technology (“IT”) exposure also increased, namely within software and IT services. Exposure to materials decreased, largely with respect to chemicals. Financials, namely banks, and health care, primarily biotechnology, saw declines as well.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight relative to the Russell 1000® Growth Index was the consumer discretionary sector, followed by financials. Industrials was the largest sector underweight, followed by consumer staples and health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Capital Appreciation Portfolio

Performance Summary for the Period Ended June 30, 2018

		Average Annual Total Returns (a)
	6-Month (a) Total Returns	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio(b)	14.79%	30.42%	17.41%	10.97%
S&P 500® Index(c)	2.65	14.37	13.42	10.17
Russell 1000® Growth Index(d)	7.25	22.51	16.36	11.83

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment advisor believes have exhibited above-average growth rates in earnings over the long term.

(c)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(d)

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,147.90	$2.61	$1,000.00	$1,022.36	$2.46	0.49%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	41%
Consumer Discretionary	23
Health Care	12
Industrials	8
Financials	6
Consumer Staples	4
Materials	3
Real Estate	1
Energy	1
Telecommunication Services	— (a)
Short-Term Securities	4
Liabilities in Excess of Other Assets	(3)

(a)	Representing less than 0.5% of net assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

FUND SUMMARY	9

Fund Summary as of June 30, 2018	BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund underperformed both its Reference Benchmark and the broad based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, Fund management believes the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, options and swaps (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, an overweight to Japan and underweight to the U.S. market detracted from performance. From a sector perspective, stock selection in consumer discretionary and materials negatively impacted returns. Within fixed-income, an overweight to emerging market government bonds weighed on performance. The Fund’s commodity-related exposures, most notably to gold, also detracted.

Within equities, stock selection in health care, utilities and information technology (“IT”) along with an underweight to consumer staples contributed to the Fund’s performance. Exposure to cash and cash equivalents was additive as well.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the use of derivatives detracted from the Fund’s performance.

Describe recent portfolio activity.

During the six-month period, the Fund’s overall equity allocation decreased from 62% to 61% of net assets. Within equities, the Fund decreased exposure to Europe and Japan. From a sector perspective, the Fund decreased exposure to industrials, utilities, energy, telecommunication services (“telecom”) and consumer discretionary, and increased exposure to health care, IT and consumer staples.

The Fund’s overall allocation to fixed income decreased from 31% to 29% of net assets. Within fixed income, the Fund decreased exposure to non-U.S. government bonds in Australia, Brazil and Poland, as well as to corporate bonds. The Fund increased exposure to U.S. government bonds.

The Fund’s exposure to commodity-related securities decreased from 4% to 3% of net assets.

Reflecting the above changes, the Fund’s cash and cash equivalent holdings increased from 3% to 7% of net assets. During the six-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments and redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund was overweight in equities, underweight in fixed income, overweight in commodity-related, and overweight in cash and cash equivalents. Within equities, the Fund was overweight in Asia and underweight in the U.S. market. Within Europe, the Fund was overweight in the Netherlands and France, and underweight in the U.K. and Ireland. From a sector perspective, the Fund was overweight in health care, energy, IT, consumer discretionary and telecom, and underweight in industrials, financials, consumer staples and real estate. Within fixed income, the Fund was underweight in developed market government bonds, and overweight in corporate and convertible bonds. With respect to currency exposures, the Fund was overweight in the U.S. dollar and Indian rupee and underweight in the euro, Australian dollar and Japanese yen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Global Allocation Portfolio

Performance Summary for the Period Ended June 30, 2018

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
BlackRock Global Allocation Portfolio(b)(c)	(1.46)%	4.25%	5.55%	4.74%
FTSE World Index(d)	(0.05)	11.14	10.13	6.59
Reference Benchmark(e)	(0.22)	6.98	6.83	5.75
U.S. Stocks: S&P 500 Index(f)	2.65	14.37	13.42	10.17
Non-U.S. Stocks: FTSE World (ex-U.S.) Index(g)	(3.50)	7.03	6.51	3.14
U.S. Bonds: ICE BofAML Current 5-Year U.S. Treasury Index(h)	(1.08)	(1.53)	0.89	2.92
Non-U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(i)	(0.92)	3.22	1.01	1.78

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(b)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
(c)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

(d)	This unmanaged capitalization-weighted index is comprised of 2,602 equities from 35 countries in 4 regions, including the United States.
(e)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index, 24% FTSE World (ex-U.S.) Index, 24% ICE BofAML Current 5-Year U.S. Treasury Index and 16% FTSE Non-U.S. Dollar World Government Bond Index.

(f)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(g)	This unmanaged capitalization-weighted index comprised of 1,990 equities from 34 countries, excluding the United States.
(h)	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
(i)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Dividend Expense	Excluding Dividend Expense		Including Dividend Expense		Excluding Dividend Expense
	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Expenses Paid During the Period (b)	Ending Account Value 06/30/18	Expenses Paid During the Period (c)
BlackRock Global Allocation Portfolio	$1,000.00	$985.40	$2.86	$2.81	$1,000.00	$1,021.92	$2.91	$1,021.97	$2.86

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (0.58%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.57%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

Overall Asset Exposure

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentage
Portfolio Composition	6/30/2018	12/31/2017
U.S. Equities	32%	32%	35%
European Equities	13	15	13
Asia Pacific Equities	15	14	9
Other Equities	1	1	3

Total Equities	61	62	60

U.S Dollar Denominated Fixed Income Securities	23	22	24
U.S. Issuers	21	19	—
Non-U.S. Issuers	2	3	—
Non-U.S Dollar Denominated Fixed Income Securities	6	9	16

Total Fixed Income Securities	29	31	40

Commodity-Related Securities	3	4

Cash & Short-Term Securities	7	3	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.
(b)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% ICE BofA ML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 11 of this report to shareholders in the “Performance Summary” section.

FUND SUMMARY	11

Money Market Overview For the Six-Month Period Ended June 30, 2018	BlackRock Government Money Market Portfolio

Noteworthy market conditions for the six-month period ended June 30, 21018 included the continued steady removal of monetary accommodation by the Federal Open Market Committee (“FOMC”), the ongoing gradual reduction of the Fed’s balance sheet, increased Treasury issuance and various geopolitical events including trade-tariffs and the Italian elections. All of these factors contributed to a volatile first half of the year.

Heading into the end of the second quarter of 2018, at their June 13, 2018 FOMC meeting, the FOMC raised interest rates by 0.25% for the second time this year, bringing the Fed Funds target rate range to 1.75% — 2.00%. At the same time and consistent with guidance provided in the minutes from the May FOMC meeting, the rate paid on interest on excess reserves (the rate banks earn on deposits at the Federal Reserve) was increased by 0.20%, opposed to the traditional 0.25% in an effort to promote consistent and sustainable trading in the federal funds market.

Following the resolution of the debt ceiling limit in early February, the U.S. Treasury increased net bill supply by an estimated $330 billion over a six-week period ending March 29, 2018. The massive amount of supply, in combination with the base erosion and anti-abuse tax stemming from the repatriation of U.S. dollars held offshore, pressured short-term credit spreads wider. These pressures lead to money market fund managers generally maintaining a conservative posture leading up to the March and June 2018 FOMC meetings and in advance of seasonal redemptions that occur at quarter end. Credit spreads, as reflected in the differential between three-month London Inter-Bank Offered Rate (“LIBOR”) and overnight index swaps (“OIS”), widened significantly as the market figured out how to digest the surge in front-end supply. The trend continued up until the better-than-expected tax-receipts in April where a contraction and stabilization of the credit spreads occurred. This was evidenced by the three-month LIBOR and OIS spread contracting to 40 basis points in June, down from a high of 60 basis points earlier in the year.

In our opinion, at least one additional 0.25% interest rate increase is possible during the balance of 2018 with the possibility of a fourth estimated at roughly 50%, per Fed Fund futures and the OIS rate, as of June 30. The third rate hike is expected to occur in September, with the fourth, if necessary, in December. While income tax receipts have produced a temporary respite from the heavy Treasury bill issuance, a projected decline in revenues from the tax overhaul along with an increase in federal spending are expected to result in a slightly elevated net Treasury bill supply in the second half of 2018.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018	BlackRock Government Money Market Portfolio

Investment Objective

BlackRock Government Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	43%
Repurchase Agreements	31
U.S. Treasury Obligations	21
Other Assets Less Liabilities	5

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yields	7-Day Yields
BlackRock Government Money Market Portfolio	1.48%	1.48%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields excludes distributed capital gains.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Government Money Market Portfolio	$1,000.00	$1,005.60	$2.49	$1,000.00	$1,022.32	$2.51	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

FUND SUMMARY	13

Fund Summary as of June 30, 2018	BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund outperformed the benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

High-yield bonds finished the first half of the year with flat returns, as income offset a modest decline in prices. The bulk of the price weakness occurred in February, when a spike in U.S. Treasury yields weighed on performance across the fixed-income market.

The largest contributions to Fund performance came from security selection in the gaming, independent energy and health care industries. By credit rating, positions in CCC and B rated securities were the largest contributors. An allocation to common stocks was also additive to performance, as was the Fund’s weighting in bank loans.

Selection in the wireless telecommunications, metals/mining and banking industries were the most significant detractors. Positions in unrated and BB rated bonds also cost the Fund some relative performance. A modest allocation to investment-grade bonds detracted slightly, as did the use of equity derivatives to manage the risk of market volatility.

Describe recent portfolio activity.

The Fund added to its allocation to bank loans on the belief that these senior, secured assets would provide attractive income with minimal interest-rate risk.

The Fund reduced its exposure to the independent energy and media & entertainment industries, while adding to the wireless telecommunications and health care industries.

Describe portfolio positioning at period end.

The Fund’s general investment themes and core positions reflected the investment advisor’s views regarding issuer cash flows, firm or industry catalysts, and idiosyncratic factors.

While the lower-quality and distressed portions of the high yield market outperformed over the semiannual period, the Fund remained underweight in these areas in order to manage risk. However, the Fund retained positions in select CCC issues with improving credit characteristics and attractive yields. The Fund maintained an underweight in BB rated bonds and an overweight in B rated issues. As a result, the Fund was underweight in the market’s “tails” — both the higher-yielding segment of the market that contains a larger concentration of stressed assets, as well as the portion of the market that features lower yields.

At the industry level, the Fund’s largest overweights were in technology, wireless telecommunications and gaming. Conversely, it was underweight in the retail, automotive and home construction industries. The Fund had an approximate 11% weighting in bank loans, coupled with smaller positions in both preferred and common stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

CREDIT QUALITY ALLOCATIONS

Credit Rating (a)	Percent of Total Investments (b)
A	—	%(c)
BBB/Baa	6
BB/Ba	38
B	42
CCC/Caa	10
NR	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total investments exclude short-term securities.
(c)	Representing less than 0.5% of Total Investments.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock High Yield Portfolio

Performance Summary for the Period Ended June 30, 2018

	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (a)	Average Annual Total Returns (a)
				1 Year	5 Years	10 Years
BlackRock High Yield Portfolio(c)	5.91%	4.97%	0.71%	3.69%	5.40%	7.31%
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index(d)	—	—	0.16	2.62	5.52	8.23

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Portfolio.”

(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less.

(d)

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock High Yield Portfolio	$1,000.00	$1,007.10	$2.49	$1,000.00	$1,022.32	$2.51	0.50%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

FUND SUMMARY	15

Fund Summary as of June 30, 2018	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

Positive contributors to performance relative to the benchmark included the Fund’s stance with respect to U.S. interest rates. A below-benchmark stance with respect to duration and corresponding interest rate sensitivity aided return as rates rose. In addition, the Fund’s positioning along the U.S. Treasury yield curve added to performance. Allocations to securitized sectors including commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and residential mortgage-backed securities (“MBS”) also contributed positively. These segments continued to benefit from favorable fundamentals around the U.S. consumer, housing and commercial real estate. The Fund’s strategies with respect to both global interest rates and currencies added to relative performance as well.

Detractors from relative performance included security selection within 30-year agency MBS and the Fund’s weighting to 15-year MBS.

Describe recent portfolio activity.

During the six-month period, the Fund decreased its allocation to U.S. government securities, while adding exposures in agency MBS, primarily in pass-throughs with a smaller increase to collateralized mortgage obligations (“CMOs”). The Fund kept its out-of-benchmark allocation to securitized assets roughly unchanged during the period, adding some exposures in CMBS while trimming exposures in CLOs. The Fund maintained an underweight stance with respect to duration, with the degree of underweight decreasing over the period.

The Fund holds a small percentage of assets in derivatives including options and futures contracts as a means to managed allocations in MBS and securitized assets. The use of derivatives contributed positively to Fund performance.

Describe portfolio positioning at period end.

The Fund maintained an overweight to agency MBS on a positive view with respect to demand, valuations and prepayment risk, with a tilt toward 15-year relative to 30-year MBS. The Fund continued to hold a core allocation to CMBS and agency CMOs for incremental income. The Fund was modestly underweight to U.S. duration. Outside of the United States, the Fund held a short position in German interest rates on the view that bond valuations are stretched in that market. The Fund was long in a basket of emerging market currencies through the use of options in order to benefit from any rebound in emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Obligations	52%
U.S. Treasury Obligations	42
Non-Agency Mortgage-Backed Securities	3
Asset-Backed Securities	2
Foreign Government Obligations	1

(a)	Total investments exclude short-term securities and options purchased.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock U.S. Government Bond Portfolio

Performance Summary for the Period Ended June 30, 2018

	Standardized 30-Day Yield (b)	Unsubsidized 30-Day Yield (b)	6-Month Total Returns (a)	Average Annual Total Returns (a)
				1 Year	5 Years	10 Years
BlackRock U.S. Government Bond Portfolio(c)	2.41%	1.89%	(0.69)%	(0.43)%	1.77%	2.83%
Bloomberg Barclays U.S. Government/Mortgage Index(d)	—	—	(1.01)	(0.30)	1.80	3.20
Bloomberg Barclays U.S. Mortgage-Backed Securities Index(e)	—	—	(0.95)	0.15	2.25	3.54

(a)

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio.”

(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements
(c)

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

(d)	This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
(e)	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac that meet certain maturity and liquidity criteria.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)	Ending Account Value (06/30/18)	Expenses Paid During the Period (c)
BlackRock U.S. Government Bond Portfolio	$1,000.00	$993.10	$3.51	$2.47	$1,000.00	$1,021.27	$3.56	$1,022.32	$2.51

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to the annualized expense ratio (0.71%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
(c)	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 18 for further information on how expenses were calculated.

FUND SUMMARY	17

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.0%

Aerospace & Defense — 1.8%
Boeing Co. (The)	241	$80,858
Curtiss-Wright Corp.	701	83,433
General Dynamics Corp.	361	67,294
Harris Corp.	1,477	213,485
Lockheed Martin Corp.	1,290	381,105
Raytheon Co.	12,735	2,460,147
Rockwell Collins, Inc.	1,170	157,576

		3,443,898
Air Freight & Logistics — 0.1%
FedEx Corp.	713	161,894

Airlines — 0.2%
Delta Air Lines, Inc.	6,930	343,312
Southwest Airlines Co.	1,891	96,214

		439,526
Auto Components — 1.0%
BorgWarner, Inc.	42,975	1,854,801

Banks — 5.1%
Bank of America Corp.	79,696	2,246,630
Citigroup, Inc.	37,242	2,492,234
Citizens Financial Group, Inc.(a)	26,562	1,033,262
First Hawaiian, Inc.	20,661	599,582
First Horizon National Corp.(a)	9,962	177,722
First Republic Bank(a)	9,035	874,498
JPMorgan Chase & Co.	9,241	962,912
SunTrust Banks, Inc.	1,547	102,133
Synovus Financial Corp.	15,108	798,156
Western Alliance Bancorp(b)	5,264	297,995

		9,585,124
Beverages — 1.5%
Brown-Forman Corp., Class B	4,655	228,142
Coca-Cola European Partners plc	13,660	555,142
Constellation Brands, Inc., Class A	3,066	671,055
Dr Pepper Snapple Group, Inc.	1,284	156,648
PepsiCo, Inc.	11,785	1,283,033

		2,894,020
Biotechnology — 4.0%
AbbVie, Inc.	16,034	1,485,550
Amgen, Inc.	2,840	524,236
Biogen, Inc.(b)	1,355	393,275
Celgene Corp.(b)	28,501	2,263,550
Gilead Sciences, Inc.	37,885	2,683,773
United Therapeutics Corp.(b)	1,487	168,254

		7,518,638
Building Products — 0.8%
Fortune Brands Home & Security, Inc.	27,535	1,478,354

Capital Markets — 4.4%
Affiliated Managers Group, Inc.	2,186	324,993
Charles Schwab Corp. (The)	13,804	705,384
Franklin Resources, Inc.(a)	16,369	524,626
Intercontinental Exchange, Inc.	31,921	2,347,790
Invesco Ltd.	2,542	67,516
Moelis & Co., Class A	15,866	930,541
Morgan Stanley	21,601	1,023,887
S&P Global, Inc.(a)	10,975	2,237,693

		8,162,430
Chemicals — 1.9%
Air Products & Chemicals, Inc.	13,678	2,130,075
Celanese Corp.	422	46,867

Security	Shares	Value
Chemicals (continued)
Eastman Chemical Co.	12,297	$1,229,208
WR Grace & Co.	1,045	76,609

		3,482,759
Commercial Services & Supplies — 0.1%
Republic Services, Inc.	2,403	164,269

Communications Equipment — 1.3%
Cisco Systems, Inc.	42,911	1,846,460
Motorola Solutions, Inc.	4,976	579,057

		2,425,517
Consumer Finance — 0.3%
American Express Co.	4,784	468,832
Green Dot Corp., Class A(b)	2,226	163,366

		632,198
Containers & Packaging — 0.3%
Packaging Corp. of America	5,718	639,215

Diversified Consumer Services — 0.5%
H&R Block, Inc.(a)	37,507	854,409

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(b)	6,655	1,242,156

Diversified Telecommunication Services — 1.0%
AT&T, Inc.	38,890	1,248,758
Verizon Communications, Inc.	6,596	331,845
Zayo Group Holdings, Inc.(b)	5,659	206,440

		1,787,043
Electric Utilities — 1.5%
IDACORP, Inc.	6,154	567,645
Pinnacle West Capital Corp.	24,929	2,008,280
Portland General Electric Co.	5,842	249,804

		2,825,729
Electrical Equipment — 1.1%
AMETEK, Inc.	26,691	1,926,023
Rockwell Automation, Inc.	798	132,651

		2,058,674
Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	8,233	717,506
CDW Corp.	894	72,226
SYNNEX Corp.	279	26,926
Zebra Technologies Corp., Class A(b)	306	43,835

		860,493
Energy Equipment & Services — 0.5%
Apergy Corp.(b)	3,295	137,566
Halliburton Co.	15,850	714,201

		851,767
Equity Real Estate Investment Trusts (REITs) — 3.4%
Alexandria Real Estate Equities, Inc.	5,825	734,940
Highwoods Properties, Inc.	13,956	707,988
Host Hotels & Resorts, Inc.	10,288	216,768
National Retail Properties, Inc.	2,347	103,174
Outfront Media, Inc.(a)	11,783	229,180
Prologis, Inc.	35,528	2,333,834
Simon Property Group, Inc.	12,210	2,078,020

		6,403,904
Food & Staples Retailing — 2.0%
Costco Wholesale Corp.	4,345	908,018
Walmart, Inc.	32,953	2,822,425

		3,730,443

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Food Products — 2.0%
Archer-Daniels-Midland Co.(a)	32,610	$1,494,516
Bunge Ltd.	12,329	859,455
Hershey Co. (The)	4,681	435,614
Kellogg Co.	13,829	966,232

		3,755,817
Gas Utilities — 0.0%
UGI Corp.	842	43,843

Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	18,510	1,128,925
Danaher Corp.	11,160	1,101,269
IDEXX Laboratories, Inc.(b)	901	196,364
Medtronic plc	4,042	346,036
Stryker Corp.	7,218	1,218,831

		3,991,425
Health Care Providers & Services — 2.6%
Aetna, Inc.	2,286	419,481
AmerisourceBergen Corp.	7,164	610,874
Express Scripts Holding Co.(b)	2,782	214,798
Humana, Inc.	7,815	2,325,979
McKesson Corp.	5,285	705,019
UnitedHealth Group, Inc.	2,099	514,969

		4,791,120
Health Care Technology — 0.3%
Veeva Systems, Inc., Class A(b)	8,436	648,391

Hotels, Restaurants & Leisure — 4.2%
Carnival Corp.	32,357	1,854,380
Darden Restaurants, Inc.	2,122	227,181
Domino’s Pizza, Inc.	3,175	895,890
Las Vegas Sands Corp.	25,915	1,978,869
Marriott International, Inc., Class A	1,087	137,614
McDonald’s Corp.	17,316	2,713,244
Texas Roadhouse, Inc.	286	18,736

		7,825,914
Household Durables — 0.6%
DR Horton, Inc.	7,267	297,947
Garmin Ltd.	4,577	279,197
Whirlpool Corp.	3,302	482,851

		1,059,995
Household Products — 0.2%
Church & Dwight Co., Inc.	3,520	187,123
Kimberly-Clark Corp.	1,479	155,798

		342,921
Industrial Conglomerates — 2.3%
3M Co.	12,864	2,530,606
Honeywell International, Inc.	11,604	1,671,556

		4,202,162
Insurance — 3.3%
Allstate Corp. (The)	7,381	673,664
American Financial Group, Inc.	1,793	192,443
Arthur J. Gallagher & Co.	3,430	223,910
Athene Holding Ltd., Class A(b)	13,320	583,949
First American Financial Corp.	8,556	442,516
Hanover Insurance Group, Inc. (The)	3,779	451,817
Hartford Financial Services Group, Inc. (The)	6,770	346,150
Lincoln National Corp.	21,780	1,355,805
Prudential Financial, Inc.	10,766	1,006,729
Travelers Cos., Inc. (The)	3,479	425,621
Unum Group	11,939	441,624

		6,144,228

Security	Shares	Value
Internet & Direct Marketing Retail — 2.7%(b)
Amazon.com, Inc.	2,621	$4,455,176
Netflix, Inc.	1,600	626,288

		5,081,464
Internet Software & Services — 4.7%(b)
Alphabet, Inc., Class A	1,323	1,493,918
Alphabet, Inc., Class C	2,176	2,427,655
Facebook, Inc., Class A	18,310	3,557,999
GoDaddy, Inc., Class A	4,165	294,049
New Relic, Inc.	1,027	103,306
Twitter, Inc.	12,303	537,272
Yelp, Inc.	6,946	272,144

		8,686,343
IT Services — 5.3%
Accenture plc, Class A	6,594	1,078,713
Automatic Data Processing, Inc.	2,515	337,362
Booz Allen Hamilton Holding Corp.	19,162	837,954
Fidelity National Information Services, Inc.	21,647	2,295,231
First Data Corp., Class A(b)	28,160	589,389
Mastercard, Inc., Class A	16,842	3,309,790
Visa, Inc., Class A	10,215	1,352,977

		9,801,416
Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	4,442	274,693
Thermo Fisher Scientific, Inc.	844	174,826

		449,519
Machinery — 2.2%
Illinois Tool Works, Inc.(a)	9,888	1,369,884
Ingersoll-Rand plc	9,280	832,694
PACCAR, Inc.	31,844	1,973,054

		4,175,632
Media — 1.0%
CBS Corp. (Non-Voting), Class B	3,541	199,075
Cinemark Holdings, Inc.	1,418	49,744
Comcast Corp., Class A	15,720	515,773
Interpublic Group of Cos., Inc. (The)	27,046	633,958
John Wiley & Sons, Inc., Class A	6,612	412,589

		1,811,139
Metals & Mining — 0.6%
Newmont Mining Corp.	29,529	1,113,539

Multiline Retail — 1.5%
Kohl’s Corp.	5,356	390,452
Target Corp.	30,557	2,325,999

		2,716,451
Multi-Utilities — 0.7%
CenterPoint Energy, Inc.	14,993	415,456
CMS Energy Corp.	4,508	213,138
Consolidated Edison, Inc.	9,853	768,337

		1,396,931
Oil, Gas & Consumable Fuels — 5.1%
Anadarko Petroleum Corp.	3,624	265,458
Chevron Corp.	13,114	1,658,003
ConocoPhillips	39,163	2,726,528
EOG Resources, Inc.	7,698	957,862
Exxon Mobil Corp.	16,551	1,369,264
Occidental Petroleum Corp.(a)	11,170	934,706
Parsley Energy, Inc., Class A(b)	4,652	140,863
RSP Permian, Inc.(b)	946	41,643
Suncor Energy, Inc.	18,624	757,624
Williams Cos., Inc. (The)	24,571	666,120

		9,518,071

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	2,739	$390,828
Herbalife Nutrition Ltd.(b)	3,355	180,231

		571,059
Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	40,678	2,251,121
Eli Lilly & Co.	8,465	722,318
Johnson & Johnson	22,479	2,727,602
Merck & Co., Inc.	37,015	2,246,811
Zoetis, Inc.	8,518	725,648

		8,673,500
Professional Services — 0.4%
Insperity, Inc.	2,533	241,268
ManpowerGroup, Inc.	6,285	540,887

		782,155
Real Estate Management & Development — 0.2%
Jones Lang LaSalle, Inc.	2,037	338,122

Road & Rail — 0.9%
Landstar System, Inc.	3,959	432,323
Norfolk Southern Corp.	8,169	1,232,457

		1,664,780
Semiconductors & Semiconductor Equipment — 4.0%
Applied Materials, Inc.	13,481	622,687
Broadcom, Inc.	2,711	657,797
Intel Corp.	13,488	670,488
Maxim Integrated Products, Inc.	36,360	2,132,878
NVIDIA Corp.	1,834	434,475
NXP Semiconductors NV(b)	399	43,599
Texas Instruments, Inc.	21,511	2,371,588
Xilinx, Inc.	7,013	457,668

		7,391,180
Software — 6.9%
Activision Blizzard, Inc.	7,155	546,070
Adobe Systems, Inc.(b)	4,081	994,989
Cadence Design Systems, Inc.(a)(b)	3,410	147,687
Dell Technologies, Inc., Class V(b)	4,008	338,997
Electronic Arts, Inc.(b)	7,147	1,007,870
Microsoft Corp.	58,699	5,788,307
RingCentral, Inc., Class A(b)	5,055	355,619
Synopsys, Inc.(b)	18,221	1,559,171
Workday, Inc., Class A(b)	8,884	1,076,030
Zendesk, Inc.(b)	18,386	1,001,853

		12,816,593
Specialty Retail — 1.2%
Burlington Stores, Inc.(b)	302	45,460
Lithia Motors, Inc., Class A(a)	4,910	464,339
Penske Automotive Group, Inc.(a)	18,125	849,156
Tiffany & Co.	6,019	792,100

		2,151,055
Technology Hardware, Storage & Peripherals — 3.2%
Apple, Inc.	29,208	5,406,693
HP, Inc.	18,737	425,143
Western Digital Corp.	805	62,315

		5,894,151
Textiles, Apparel & Luxury Goods — 0.8%
Lululemon Athletica, Inc.(b)	1,467	183,155
Michael Kors Holdings Ltd.(b)	1,910	127,206
NIKE, Inc., Class B	6,184	492,741
Skechers U.S.A., Inc., Class A(b)	21,634	649,237
VF Corp.	1,414	115,269

		1,567,608

Security	Shares	Value
Thrifts & Mortgage Finance — 0.0%
Essent Group Ltd.(b)	1,985	$71,103

Trading Companies & Distributors — 0.3%
Watsco, Inc.	3,022	538,762

Water Utilities — 0.1%
American Water Works Co., Inc.	1,473	125,765

Wireless Telecommunication Services — 0.4%
Telephone & Data Systems, Inc.	26,098	715,607
T-Mobile US, Inc.(b)	1,712	102,292

		817,899

Total Common Stocks — 99.0% (Cost: $173,511,733)		184,457,314

Total Long-Term Investments — 99.0% (Cost: $173,511,733)		184,457,314

Short-Term Securities — 3.7%(c)(e)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%	1,626,404	1,626,404
SL Liquidity Series, LLC, Money Market Series, 2.16%(d)	5,237,927	5,238,450

Total Short-Term Securities — 3.7% (Cost: $6,864,825)		6,864,854

Total Investments — 102.7% (Cost: $180,376,558)		191,322,168
Liabilities in Excess of Other Assets — (2.7)%		(5,001,374)

Net Assets — 100.0%		$186,320,794

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage Large Cap Core Portfolio

(e)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,953,092	(326,688)	1,626,404	$1,626,404	$12,541		$—	$—
SL Liquidity Series, LLC, Money Market Series	661,529	4,576,398	5,237,927	5,238,450	2,959	(b)	167	29

				$6,864,854	$15,500		$167	$29

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	15	09/21/18	$2,041	$(34,388)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$34,388	$—	$—	$—	$34,388

(a)

Includes cumulative depreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$81,806	$—	$—	$—	$81,806

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(43,816)	$—	$—	$—	$(43,816)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,143,875

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Advantage Large Cap Core Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$184,457,314	$—	$—	$184,457,314
Short-Term Securities	1,626,404	—	—	1,626,404

Subtotal	$186,083,718	$—	$—	$186,083,718

Investments valued at NAV(b)				5,238,450

Total Investments				$191,322,168

Derivative Financial Instruments(c)
Liabilities:
Equity contracts	$(34,388)	$—	$—	$(34,388)

(a)	See above Schedule of Investments for values in each security type.
(b)	As of June 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 4.4%
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, (LIBOR USD 1 Month + 0.13%), 2.22%, 05/25/37(a)	USD	51	$16,305
Ajax Mortgage Loan Trust(b):
Series 2016-B, Class A, 4.00%, 09/25/65(c)		79	79,350
Series 2017-A, Class A, 3.47%, 04/25/57(c)		132	130,871
Series 2017-D, Class A, 3.75%, 12/25/57(d)		167	166,655
Allegro CLO II Ltd., Series 2014-1A, Class A1R, (LIBOR USD 3 Month + 1.31%), 3.67%, 01/21/27(a)(b)		250	249,666
AMMC CLO XI Ltd., Series 2012-11A, Class A1R2, (LIBOR USD 3 Month + 1.01%), 3.37%, 04/30/31(a)(b)		500	498,871
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 3.80%, 01/15/30		250	250,308
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.20%, 01/15/30		250	248,629
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 3.62%, 07/15/30(a)(b)		250	250,584
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR, (LIBOR USD 3 Month + 0.96%), 3.31%, 10/15/27(a)(b)		310	309,973
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.12%, 04/15/31(a)(b)		500	499,766
Arbor Realty Collateralized Loan Obligation Ltd., Series 2017-FL3, Class A, (LIBOR USD 1 Month + 0.99%), 3.06%, 12/15/27(a)(b)		100	99,690
Arbor Realty Commercial Real Estate Notes Ltd.(a)(b):
Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 3.77%, 09/15/26		100	100,425
Series 2017-FL2, Class A, (LIBOR USD 1 Month + 0.99%), 3.06%, 08/15/27		250	249,592
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (LIBOR USD 1 Month + 0.24%), 2.33%, 05/25/35(a)(d)		91	67,605
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1RR, (LIBOR USD 3 Month + 0.68%), 3.02%, 02/17/26(a)(b)		250	249,910
Atrium X, Series 10A, Class B1R, (LIBOR USD 3 Month + 1.45%), 3.80%, 07/16/25(a)(b)		250	250,049
Avery Point V CLO Ltd., Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 3.33%, 07/17/26(a)(b)		250	249,870
B2R Mortgage Trust(b):
Series 2015-1, Class A1, 2.52%, 05/15/48		62	61,110
Series 2015-2, Class A, 3.34%, 11/15/48		71	70,145
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 3.02%, 07/20/29(a)(b)		250	249,995
BCMSC Trust(e):
Series 2000-A, Class A2, 7.58%, 06/15/30		53	20,074
Series 2000-A, Class A3, 7.83%, 06/15/30		49	19,254
Series 2000-A, Class A4, 8.29%, 06/15/30		83	34,834
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2004-HE7, Class M2, (LIBOR USD 1 Month + 1.73%), 3.82%, 08/25/34		4	3,388
Series 2006-HE7, Class 1A2, (LIBOR USD 1 Month + 0.17%), 2.26%, 09/25/36		195	218,291
Series 2007-HE1, Class 21A2, (LIBOR USD 1 Month + 0.16%), 2.25%, 01/25/37		54	53,069
Series 2007-HE2, Class 22A, (LIBOR USD 1 Month + 0.14%), 2.23%, 03/25/37		29	28,301

Security		Par (000)	Value
Asset-Backed Securities (continued)
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 2.23%, 03/25/37	USD	61	$59,898
Series 2007-HE3, Class 1A3, (LIBOR USD 1 Month + 0.25%), 2.34%, 04/25/37		88	91,004
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 3.29%, 01/25/36(a)		10	9,463
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 3.60%, 10/18/29(a)(b)		250	250,973
BlueMountain CLO Ltd., Series 2013-3A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.25%, 10/29/25(a)(b)		163	163,220
BSPRT Issuer Ltd.(a)(b):
Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.35%), 3.42%, 06/15/27		100	100,084
Series 2018-FL3, Class A, (LIBOR USD 1 Month + 1.05%), 3.12%, 03/15/28		100	99,662
Carlyle Global Market Strategies CLO Ltd., Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 0.97%), 3.31%, 04/17/31(a)(b)		250	249,048
Carlyle US CLO Ltd., Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.53%, 01/15/30(a)(b)		250	250,313
Carrington Mortgage Loan Trust(a):
Series 2005-FRE1, Class M1, (LIBOR USD 1 Month + 0.47%), 2.56%, 12/25/35		70	69,715
Series 2006-FRE2, Class A2, (LIBOR USD 1 Month + 0.12%), 2.21%, 10/25/36		75	56,747
Series 2006-FRE2, Class A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 10/25/36		62	47,417
Series 2006-NC4, Class A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 10/25/36		95	88,480
Series 2007-HE1, Class A2, (LIBOR USD 1 Month + 0.15%), 2.24%, 06/25/37		34	33,941
C-BASS Trust:
Series 2007-CB1, Class AF4, 3.67%, 01/25/37(c)		74	35,435
Series 2007-CB5, Class A2, (LIBOR USD 1 Month + 0.17%), 2.26%, 04/25/37(a)		61	45,926
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.60%, 10/17/30(a)(b)		250	250,885
CIFC Funding Ltd.(a):
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.75%), 4.10%, 07/16/30(b)		250	250,268
Series 2013-2A, Class A1LR, (LIBOR USD 3 Month + 1.21%), 3.57%, 10/18/30(b)		200	200,289
Series 2014-V, (LIBOR USD 3 Month + 1.40%), 3.75%, 01/17/27		250	250,310
Citigroup Mortgage Loan Trust(a):
Series 2006-NC1, Class A2D, (LIBOR USD 1 Month + 0.25%), 2.34%, 08/25/36		90	87,322
Series 2007-AHL2, Class A3B, (LIBOR USD 1 Month + 0.20%), 2.29%, 05/25/37		227	164,699
Series 2007-AHL2, Class A3C, (LIBOR USD 1 Month + 0.27%), 2.36%, 05/25/37		103	75,353
Conseco Finance Corp.:
Series 1998-8, Class A1, 6.28%, 09/01/30		27	29,189
Series 1998-8, Class M1, 6.98%, 09/01/30(e)		61	52,479
Series 2001-D, Class B1, (LIBOR USD 1 Month + 2.50%), 4.57%, 11/15/32(a)		108	107,222
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(e)		31	16,010

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Series 2000-4, Class A5, 7.97%, 05/01/32	USD	95	$45,917
Series 2000-4, Class A6, 8.31%, 05/01/32(e)		43	21,454
Series 2000-5, Class A6, 7.96%, 05/01/31		41	25,588
Countrywide Asset-Backed Certificates:
Series 2006-8, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 01/25/46(a)		52	51,948
Series 2006-S3, Class A4, 4.50%, 01/25/29(c)		22	22,857
Series 2006-SPS1, Class A, (LIBOR USD 1 Month + 0.22%), 2.31%, 12/25/25(a)		3	3,627
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class B1 8.10%, 09/25/31(e)		30	32,073
Credit-Based Asset Servicing & Securitization LLC, Series 2006-MH1, Class B1 6.25%, 10/25/36(b)(c)		100	101,009
CSMC Trust, Series 2017-14.50%, 03/25/21(e)		267	268,819
CWABS Asset-Backed Certificates Trust, Series 2005-17, Class 1AF4 4.42%, 05/25/36(c)		40	39,471
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 06/25/35		9	11,216
Series 2006-S5, Class A5, 6.16%, 06/25/35		18	19,766
Series 2007-S1, Class A3, 5.81%, 11/25/36(e)		5	5,133
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES, Class 4Q1B, (LIBOR USD 1 Month + 0.30%), 2.37%, 12/15/33(d)		34	31,777
Series 2006-RES, Class 5B1A, (LIBOR USD 1 Month + 0.19%), 2.26%, 05/15/35		185	174,754
CWHEQ Revolving Home Equity Loan Trust(a):
Series 2005-B, Class 2A, (LIBOR USD 1 Month + 0.18%), 2.25%, 05/15/35		23	22,322
Series 2006-H, Class 1A, (LIBOR USD 1 Month + 0.15%), 2.22%, 11/15/36		36	29,041
DCP Rights LLC, Series 2014-1A, Class A 5.46%, 10/25/44(b)		282	281,994
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 3.47%, 01/15/31(a)(b)		280	280,135
Dryden 64 CLO Ltd., Series 2018-64A, Class A, (LIBOR USD 3 Month + 0.97%), 3.19%, 04/18/31(a)(b)		250	249,318
First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M2, (LIBOR USD 1 Month + 0.40%), 2.49%, 01/25/36(a)		50	30,249
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.24%, 04/15/27(a)(b)		250	249,962
Galaxy XXII CLO Ltd., Series 2016-22A, Class A1, (LIBOR USD 3 Month + 1.58%), 3.93%, 07/16/28(a)(b)		250	250,009
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2B, (LIBOR USD 1 Month + 0.15%), 2.24%, 08/25/36(a)		562	361,122
GSAA Home Equity Trust, Series 2007-4, Class A3B, (LIBOR USD 1 Month + 0.35%), 2.44%, 03/25/37(a)		50	6,457
GSAMP Trust(a):
Series 2007-H1, Class A1B, (LIBOR USD 1 Month + 0.20%), 2.29%, 01/25/47		31	20,350
Series 2007-HS1, Class M6, (LIBOR USD 1 Month + 2.25%), 4.34%, 02/25/47		25	25,674
GT Loan Financing I Ltd., Series 2013-1A, Class A, (LIBOR USD 3 Month + 1.27%), 3.63%, 10/28/24(a)(b)		31	30,721
Home Equity Asset Trust, Series 2007-1, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.24%, 05/25/37(a)		40	32,891

Security		Par (000)	Value
Asset-Backed Securities (continued)
Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B, Class 2A3, (LIBOR USD 1 Month + 0.20%), 2.29%, 07/25/37(a)	USD	79	$51,777
Home Equity Mortgage Trust, Series 2006-2, Class 1A1 5.87%, 07/25/36(c)		177	65,684
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (LIBOR USD 1 Month + 0.72%), 2.79%, 04/15/36(a)		44	40,829
Invitation Homes Trust(a)(b):
Series 2018-SFR1, Class E, (LIBOR USD 1 Month + 2.00%), 4.09%, 03/17/37		100	100,289
Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 4.00%, 07/17/37		100	100,059
IXIS Real Estate Capital Trust, Series 2007-HE1, Class A4, (LIBOR USD 1 Month + 0.23%), 2.32%, 05/25/37(a)		712	259,370
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 04/15/40(e)		130	137,474
Series 2002-A, Class C, 0.00%, 06/15/33		9	7,310
Lendmark Funding Trust, Series 2017-1A, Class A 2.83%, 01/22/24(b)		210	207,897
Litigation Fee Residual Funding LLC, Series 2015-1 4.00%, 10/30/27(d)		144	143,778
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 3.20%, 05/15/28(a)(b)		100	100,069
Long Beach Mortgage Loan Trust(a):
Series 2006-2, Class 2A3, (LIBOR USD 1 Month + 0.19%), 2.28%, 03/25/46		303	149,584
Series 2006-2, Class 2A4, (LIBOR USD 1 Month + 0.29%), 2.38%, 03/25/46		96	47,959
Series 2006-3, Class 2A3, (LIBOR USD 1 Month + 0.18%), 2.27%, 05/25/46		30	12,741
Series 2006-5, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.24%, 06/25/36		28	16,681
Series 2006-7, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.25%, 08/25/36		18	9,525
Series 2006-9, Class 2A2, (LIBOR USD 1 Month + 0.11%), 2.20%, 10/25/36		22	9,794
Series 2006-10, Class 2A4, (LIBOR USD 1 Month + 0.22%), 2.31%, 11/25/36		16	7,291
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.55%, 10/21/30(a)(b)		250	250,618
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (LIBOR USD 1 Month + 0.24%), 2.33%, 05/25/37(a)		26	18,065
Morgan Stanley ABS Capital I, Inc. Trust(a):
Series 2005-HE1, Class A2MZ, (LIBOR USD 1 Month + 0.60%), 2.69%, 12/25/34		78	76,547
Series 2007-NC1, Class A1, (LIBOR USD 1 Month + 0.13%), 2.22%, 11/25/36		204	127,942
Morgan Stanley Mortgage Loan Trust, Series 2007-9SL, Class A, (LIBOR USD 1 Month + 0.32%), 2.41%, 07/25/37(a)		23	21,360
MP CLO VIII Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.91%), 3.27%, 10/28/27(a)(b)		250	249,568
Navient Private Education Loan Trust(b):
Series 2014-CTA, Class B, (LIBOR USD 1 Month + 1.75%), 3.82%, 10/17/44(a)		250	254,006
Series 2016-AA, Class B, 3.50%, 12/16/58(e)		100	97,421
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A46.93%, 09/15/31(e)		14	12,132

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Octagon Investment Partners 24 Ltd.(a)(b):
Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 0.90%), 3.23%, 05/21/27	USD	250	$249,931
Series 2015-1A, Class A2AR, (LIBOR USD 3 Month + 1.35%), 3.68%, 05/21/27		250	248,517
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.19%), 3.55%, 01/20/31(a)(b)		250	250,341
Octagon Investment Partners XVI Ltd.(a)(b):
Series 2013-1A, Class A, (LIBOR USD 3 Month + 1.12%), 3.47%, 07/17/25		144	144,052
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.02%), 3.36%, 07/17/30(d)		305	305,000
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 3.48%, 03/20/25(a)(b)		210	209,447
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.37%, 05/23/31(a)(b)(d)		285	285,000
OneMain Financial Issuance Trust, Series 2014-2A, Class D 5.31%, 09/18/24(b)		100	100,824
Option One Mortgage Loan Trust:
Series 2007-CP1, Class 2A3, (LIBOR USD 1 Month + 0.21%), 2.30%, 03/25/37(a)		40	27,422
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(c)		56	52,999
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(c)		201	197,857
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (LIBOR USD 1 Month + 1.20%), 3.27%, 10/15/37(a)(b)(d)		41	38,866
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C 6.00%, 01/25/37(c)		30	27,685
OZLM Funding II Ltd., Series 2012-2A, Class A1R, (LIBOR USD 3 Month + 1.44%), 3.80%, 10/30/27(a)(b)		250	250,594
OZLM Funding III Ltd., Series 2013-3A, Class BR, (LIBOR USD 3 Month + 3.00%), 5.36%, 01/22/29(a)(b)		250	251,648
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.61%, 10/22/30(a)(b)		495	496,958
OZLM IX Ltd., Series 2014-9A, Class CR, (LIBOR USD 3 Month + 3.55%), 5.91%, 01/20/27(a)(b)		250	250,279
OZLM XXI, Series 2017-21A, Class B, (LIBOR USD 3 Month + 1.90%), 3.97%, 01/20/31(a)(b)		250	251,056
Palmer Square Loan Funding Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 0.74%), 3.09%, 10/15/25(a)(b)		144	143,429
Parallel Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.85%), 3.21%, 07/20/27(a)(b)		250	249,943
Pretium Mortgage Credit Partners I LLC, Series 2017-NPL2, Class A1 3.25%, 03/28/57(b)(c)		181	180,674
Progress Residential Trust(a)(b):
Series 2016-SFR1, Class A, (LIBOR USD 1 Month + 1.50%), 3.59%, 09/17/33		99	98,970
Series 2016-SFR1, Class E, (LIBOR USD 1 Month + 3.85%), 5.94%, 09/17/33		100	101,096
Series 2016-SFR2, Class E, (LIBOR USD 1 Month + 3.55%), 5.64%, 01/17/34		100	101,608
PRPM LLC, Series 2017-1A, Class A1 4.25%, 01/25/22(b)(c)		49	48,864
RAMP Trust, Series 2006-RS6, Class A4, (LIBOR USD 1 Month + 0.27%), 2.36%, 11/25/36(a)		104	87,446
Rockford Tower CLO Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.80%), 4.15%, 04/15/29(a)(b)		250	250,397

Security		Par (000)	Value
Asset-Backed Securities (continued)
RR 3 Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 3.44%, 01/15/30(a)(b)	USD	250	$249,988
Saxon Asset Securities Trust, Series 2007-1, Class M1, (LIBOR USD 1 Month + 0.29%), 2.38%, 01/25/47(a)		77	45,205
Scholar Funding Trust, Series 2013-A, Class A, (LIBOR USD 1 Month + 0.65%), 2.62%, 01/30/45(a)(b)		216	215,044
Securitized Asset Backed Receivables LLC Trust, Series 2006-WM4, Class A1, (LIBOR USD 1 Month + 0.19%), 2.28%, 11/25/36(a)(b)		45	27,584
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, (LIBOR USD 1 Month + 0.16%), 2.25%, 07/25/36(a)		18	6,202
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.60%, 07/20/30(a)(b)		250	250,828
SLM Private Credit Student Loan Trust(a):
Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 2.67%, 03/15/24		162	161,913
Series 2005-A, Class A3, (LIBOR USD 3 Month + 0.20%), 2.54%, 06/15/23		79	79,342
Sound Point CLO XII Ltd., Series 2016-2A, Class A, (LIBOR USD 3 Month + 1.66%), 4.02%, 10/20/28(a)(b)		250	250,000
Sound Point CLO XIV Ltd., Series 2016-3A, Class C, (LIBOR USD 3 Month + 2.65%), 5.01%, 01/23/29(a)(b)		250	251,229
Springleaf Funding Trust, Series 2015-AA, Class B 3.62%, 11/15/24(b)		320	319,445
Stanwich Mortgage Loan Co. LLC, Series 2017-NPB1, Class A1 3.60%, 05/17/22(b)(c)(d)		182	181,835
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, (LIBOR USD 1 Month + 1.50%), 3.59%, 09/25/34(a)		47	46,512
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, (LIBOR USD 1 Month + 0.30%), 2.39%, 01/25/35(a)		66	64,590
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.38%, 10/15/25(a)(b)		374	373,813
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (LIBOR USD 3 Month + 0.88%), 3.23%, 04/15/28(a)(b)		250	249,619
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.20%), 3.52%, 11/17/30(a)(b)		250	250,898
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-13.23%, 05/14/26		55	53,471
Venture XIX CLO Ltd., Series 2014-19A, Class AR, (LIBOR USD 3 Month + 1.37%), 3.72%, 01/15/27(a)(b)		250	249,887
Voya CLO Ltd., Series 2013-3A, Class A1R, (LIBOR USD 3 Month + 1.05%), 3.41%, 01/18/26(a)(b)		229	228,547
Wachovia Asset Securitization Issuance II LLC 2007-HE2 Trust, Series 2007-HE2A, Class A, (LIBOR USD 1 Month + 0.13%), 2.22%, 07/25/37(a)(b)		73	68,566
Washington Mutual Asset-Backed CertificatesTrust, Series 2007-HE2, Class 2A2, (LIBOR USD 1 Month + 0.22%), 2.31%, 02/25/37(a)		96	43,821
West CLO Ltd., Series 2013-1A, Class A1AR, (LIBOR USD 3 Month + 1.16%), 3.52%, 11/07/25(a)(b)		217	216,685
WVUE, Series 2015-1A, Class A 7.50%, 09/25/20(b)(c)		4	3,506

Total Asset-Backed Securities — 4.4% (Cost: $21,879,940)			21,952,789

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 60.0%
Aerospace & Defense — 1.1%
Boeing Co. (The)	361	$121,119
Curtiss-Wright Corp.	1,327	157,940
General Dynamics Corp.	662	123,403
Harris Corp.	2,361	341,259
Lockheed Martin Corp.	2,210	652,900
Raytheon Co.	20,675	3,993,996
Rockwell Collins, Inc.	1,870	251,852

		5,642,469
Air Freight & Logistics — 0.1%
FedEx Corp.	1,447	328,556

Airlines — 0.1%
Delta Air Lines, Inc.	12,090	598,939
Southwest Airlines Co.	2,580	131,270

		730,209
Auto Components — 0.6%
BorgWarner, Inc.	69,907	3,017,186

Banks — 3.1%
Bank of America Corp.	131,048	3,694,243
Citigroup, Inc.	59,582	3,987,228
Citizens Financial Group, Inc.	43,198	1,680,402
First Hawaiian, Inc.	34,031	987,580
First Horizon National Corp.	17,485	311,932
First Republic Bank	14,506	1,404,036
JPMorgan Chase & Co.	14,962	1,559,040
SunTrust Banks, Inc.	3,111	205,388
Synovus Financial Corp.	24,591	1,299,143
Western Alliance Bancorp(f)	8,530	482,883

		15,611,875
Beverages — 0.9%
Brown-Forman Corp., Class B	7,863	385,366
Coca-Cola European Partners plc	21,486	873,191
Constellation Brands, Inc., Class A	4,927	1,078,373
Dr Pepper Snapple Group, Inc.	2,103	256,566
PepsiCo, Inc.	19,351	2,106,743

		4,700,239
Biotechnology — 2.5%
AbbVie, Inc.	26,359	2,442,161
Amgen, Inc.	4,649	858,159
Biogen, Inc.(f)	2,324	674,518
Celgene Corp.(f)	46,800	3,716,856
Gilead Sciences, Inc.	61,554	4,360,486
United Therapeutics Corp.(f)	2,234	252,777

		12,304,957
Building Products — 0.5%
Fortune Brands Home & Security, Inc.	43,913	2,357,689

Capital Markets — 2.7%
Affiliated Managers Group, Inc.	3,754	558,107
Charles Schwab Corp. (The)	22,962	1,173,358
Franklin Resources, Inc.	27,205	871,921
Intercontinental Exchange, Inc.	50,831	3,738,620
Invesco Ltd.	4,604	122,282
Moelis & Co., Class A	26,169	1,534,812
Morgan Stanley	36,367	1,723,796
S&P Global, Inc.	17,825	3,634,339

		13,357,235
Chemicals — 1.1%
Air Products & Chemicals, Inc.	22,304	3,473,402
Celanese Corp.	997	110,727

Security	Shares	Value
Chemicals (continued)
Eastman Chemical Co.	19,522	$1,951,419
WR Grace & Co.	2,059	150,945

		5,686,493
Commercial Services & Supplies — 0.1%
Republic Services, Inc.	4,748	324,573

Communications Equipment — 0.8%
Cisco Systems, Inc.	71,303	3,068,168
Motorola Solutions, Inc.	8,020	933,288

		4,001,456
Consumer Finance — 0.2%
American Express Co.	8,159	799,582
Green Dot Corp., Class A(f)	3,542	259,947

		1,059,529
Containers & Packaging — 0.2%
Packaging Corp. of America	9,503	1,062,340

Diversified Consumer Services — 0.3%
H&R Block, Inc.	62,053	1,413,567

Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc., Class B(f)	10,563	1,971,584

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	63,274	2,031,728
Verizon Communications, Inc.	9,780	492,032
Zayo Group Holdings, Inc.(f)	9,686	353,345

		2,877,105
Electric Utilities — 0.9%
IDACORP, Inc.	9,677	892,607
Pinnacle West Capital Corp.	40,386	3,253,496
Portland General Electric Co.	9,270	396,385

		4,542,488
Electrical Equipment — 0.7%
AMETEK, Inc.	43,988	3,174,174
Rockwell Automation, Inc.	1,674	278,269

		3,452,443
Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp., Class A	14,583	1,270,908
CDW Corp.	1,647	133,061
TE Connectivity Ltd.	996	89,700
Zebra Technologies Corp., Class A(f)	583	83,515

		1,577,184
Energy Equipment & Services — 0.3%
Apergy Corp.(f)	4,556	190,213
Halliburton Co.	25,724	1,159,124

		1,349,337
Equity Real Estate Investment Trusts (REITs) — 2.1%
Alexandria Real Estate Equities, Inc.	9,542	1,203,914
Highwoods Properties, Inc.	22,759	1,154,564
Host Hotels & Resorts, Inc.	16,476	347,149
National Retail Properties, Inc.	3,675	161,553
Outfront Media, Inc.	18,923	368,052
Prologis, Inc.	57,724	3,791,890
Simon Property Group, Inc.	19,771	3,364,827

		10,391,949
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	7,090	1,481,668
Walmart, Inc.	54,018	4,626,642

		6,108,310

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Food Products — 1.2%
Archer-Daniels-Midland Co.	53,235	$2,439,760
Bunge Ltd.	20,093	1,400,683
Hershey Co. (The)	7,535	701,207
Kellogg Co.	22,761	1,590,311

		6,131,961
Gas Utilities — 0.0%
UGI Corp.	1,524	79,355

Health Care Equipment & Supplies — 1.3%
Abbott Laboratories	30,871	1,882,822
Danaher Corp.	17,951	1,771,405
IDEXX Laboratories, Inc.(f)	1,419	309,257
Medtronic plc	6,684	572,217
Stryker Corp.	11,862	2,003,017

		6,538,718
Health Care Providers & Services — 1.6%
Aetna, Inc.	3,732	684,822
AmerisourceBergen Corp.	11,917	1,016,162
Express Scripts Holding Co.(f)	4,637	358,023
Humana, Inc.	12,395	3,689,124
McKesson Corp.	8,895	1,186,593
UnitedHealth Group, Inc.	3,730	915,118

		7,849,842
Health Care Technology — 0.2%
Veeva Systems, Inc., Class A(f)	13,635	1,047,986

Hotels, Restaurants & Leisure — 2.6%
Carnival Corp.	52,706	3,020,581
Darden Restaurants, Inc.	3,476	372,140
Domino’s Pizza, Inc.	5,257	1,483,368
Las Vegas Sands Corp.	42,270	3,227,737
Marriott International, Inc., Class A	1,920	243,072
McDonald’s Corp.	28,149	4,410,667

		12,757,565
Household Durables — 0.3%
DR Horton, Inc.	11,660	478,060
Garmin Ltd.	7,315	446,215
Whirlpool Corp.	5,372	785,548

		1,709,823
Household Products — 0.1%
Church & Dwight Co., Inc.	4,861	258,411
Kimberly-Clark Corp.	2,745	289,158

		547,569
Industrial Conglomerates — 1.3%
3M Co.	20,145	3,962,925
Honeywell International, Inc.	18,856	2,716,207

		6,679,132
Insurance — 2.0%
Allstate Corp. (The)	12,459	1,137,133
American Financial Group, Inc.	3,625	389,071
Arthur J. Gallagher & Co.	5,597	365,372
Athene Holding Ltd., Class A(f)	20,570	901,789
First American Financial Corp.	12,284	635,329
Hanover Insurance Group, Inc. (The)	7,061	844,213
Hartford Financial Services Group, Inc. (The)	11,809	603,794
Lincoln National Corp.	34,920	2,173,770
Prudential Financial, Inc.	17,183	1,606,782
Travelers Cos., Inc. (The)	5,667	693,301
Unum Group	17,980	665,080

		10,015,634

Security	Shares	Value
Internet & Direct Marketing Retail — 1.7%(f)
Amazon.com, Inc.	4,259	$7,239,448
Netflix, Inc.	2,591	1,014,195

		8,253,643
Internet Software & Services — 2.8%(f)
Alphabet, Inc., Class A	2,159	2,437,921
Alphabet, Inc., Class C	3,540	3,949,401
Facebook, Inc., Class A	29,681	5,767,612
GoDaddy, Inc., Class A	6,771	478,032
New Relic, Inc.	1,554	156,317
Twitter, Inc.	19,955	871,435
Yelp, Inc.	11,955	468,397

		14,129,115
IT Services — 3.2%
Accenture plc, Class A	10,955	1,792,128
Automatic Data Processing, Inc.	3,982	534,145
Booz Allen Hamilton Holding Corp.	31,601	1,381,912
Fidelity National Information Services, Inc.	35,384	3,751,766
First Data Corp., Class A(f)	47,036	984,463
Mastercard, Inc., Class A	27,651	5,433,975
Visa, Inc., Class A	16,091	2,131,253

		16,009,642
Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.	7,286	450,566
Thermo Fisher Scientific, Inc.	1,301	269,489

		720,055
Machinery — 1.3%
Illinois Tool Works, Inc.	16,164	2,239,360
Ingersoll-Rand plc	14,920	1,338,772
PACCAR, Inc.	50,696	3,141,124

		6,719,256
Media — 0.6%
CBS Corp. (Non-Voting), Class B	6,092	342,492
Cinemark Holdings, Inc.	2,508	87,981
Comcast Corp., Class A	24,670	809,423
Interpublic Group of Cos., Inc. (The)	44,362	1,039,845
John Wiley & Sons, Inc., Class A	10,641	663,998

		2,943,739
Metals & Mining — 0.4%
Newmont Mining Corp.	47,650	1,796,882

Multiline Retail — 0.9%
Kohl’s Corp.(g)	8,457	616,515
Target Corp.	49,695	3,782,784

		4,399,299
Multi-Utilities — 0.5%
CenterPoint Energy, Inc.	24,915	690,395
CMS Energy Corp.	6,700	316,776
Consolidated Edison, Inc.	16,377	1,277,078

		2,284,249
Oil, Gas & Consumable Fuels — 3.1%
Anadarko Petroleum Corp.	6,395	468,434
Chevron Corp.	21,517	2,720,394
ConocoPhillips	63,630	4,429,921
EOG Resources, Inc.	12,486	1,553,633
Exxon Mobil Corp.	27,446	2,270,608
Occidental Petroleum Corp.	18,447	1,543,645
Parsley Energy, Inc., Class A(f)	7,709	233,428
RSP Permian, Inc.(f)	1,701	74,878
Suncor Energy, Inc.	28,226	1,148,234
Williams Cos., Inc. (The)	40,305	1,092,668

		15,535,843

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	4,442	$633,829
Herbalife Nutrition Ltd.(f)	5,547	297,985

		931,814
Pharmaceuticals — 2.8%
Bristol-Myers Squibb Co.	66,136	3,659,966
Eli Lilly & Co.	14,293	1,219,622
Johnson & Johnson	36,158	4,387,412
Merck & Co., Inc.	58,994	3,580,936
Zoetis, Inc.	13,800	1,175,622

		14,023,558
Professional Services — 0.3%
Insperity, Inc.	4,107	391,192
ManpowerGroup, Inc.	10,650	916,539

		1,307,731
Real Estate Management & Development — 0.1%
Jones Lang LaSalle, Inc.	3,280	544,447

Road & Rail — 0.5%
Landstar System, Inc.	6,497	709,472
Norfolk Southern Corp.	12,948	1,953,465

		2,662,937
Semiconductors & Semiconductor Equipment — 2.4%
Applied Materials, Inc.	22,031	1,017,612
Broadcom, Inc.	4,551	1,104,255
Intel Corp.	21,979	1,092,576
Maxim Integrated Products, Inc.	59,028	3,462,583
NVIDIA Corp.	2,936	695,538
NXP Semiconductors NV(f)	352	38,463
Texas Instruments, Inc.	35,165	3,876,941
Xilinx, Inc.	11,889	775,876

		12,063,844
Software — 4.1%
Activision Blizzard, Inc.	11,407	870,582
Adobe Systems, Inc.(f)	6,486	1,581,352
Cadence Design Systems, Inc.(f)	5,846	253,190
Dell Technologies, Inc., Class V(f)	6,546	553,661
Electronic Arts, Inc.(f)	11,746	1,656,421
Microsoft Corp.	95,196	9,387,278
RingCentral, Inc., Class A(f)	8,203	577,081
Synopsys, Inc.(f)	29,106	2,490,600
Workday, Inc., Class A(f)	14,595	1,767,746
Zendesk, Inc.(f)	29,914	1,630,014

		20,767,925
Specialty Retail — 0.7%
Burlington Stores, Inc.(f)	466	70,147
Lithia Motors, Inc., Class A(g)	7,979	754,574
Penske Automotive Group, Inc.(g)	28,375	1,329,369
Tiffany & Co.	9,890	1,301,524

		3,455,614
Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	46,304	8,571,333
HP, Inc.	30,595	694,201
Western Digital Corp.	1,596	123,546

		9,389,080
Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica, Inc.(f)	2,473	308,754
Michael Kors Holdings Ltd.(f)	3,391	225,841
NIKE, Inc., Class B	10,483	835,285
Skechers U.S.A., Inc., Class A(f)	35,928	1,078,199
VF Corp.	2,340	190,757

		2,638,836

Security		Shares	Value
Thrifts & Mortgage Finance — 0.0%
Essent Group Ltd.(f)		3,285	$117,669

Tobacco — 0.0%
British American Tobacco plc, ADR		1	51

Trading Companies & Distributors — 0.2%
Watsco, Inc.		5,029	896,570

Water Utilities — 0.0%
American Water Works Co., Inc.		2,710	231,380

Wireless Telecommunication Services — 0.3%
Telephone & Data Systems, Inc.		42,892	1,176,099
T-Mobile US, Inc.(f)		3,082	184,149

			1,360,248

Total Common Stocks — 60.0% (Cost: $285,227,709)			300,409,785

		Par (000)
Corporate Bonds — 9.7%

Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc.(b):
2.85%, 12/15/20	USD	38	37,531
4.75%, 10/07/44		8	8,234
General Dynamics Corp., 3.75%, 05/15/28		135	136,233
Harris Corp.:
2.70%, 04/27/20		39	38,655
4.40%, 06/15/28		125	125,977
L3 Technologies, Inc.:
3.85%, 06/15/23		70	69,854
3.85%, 12/15/26		90	86,604
Lockheed Martin Corp.:
3.55%, 01/15/26		43	42,259
3.60%, 03/01/35		45	41,857
4.50%, 05/15/36		17	17,644
4.07%, 12/15/42		9	8,659
3.80%, 03/01/45		20	18,368
4.70%, 05/15/46		50	53,156
4.09%, 09/15/52		32	30,122
Northrop Grumman Corp.:
2.55%, 10/15/22		80	77,058
2.93%, 01/15/25		150	142,404
3.25%, 01/15/28		103	96,765
3.85%, 04/15/45		43	39,012
United Technologies Corp.:
4.15%, 05/15/45		27	25,078
4.05%, 05/04/47		95	86,942

			1,182,412
Air Freight & Logistics — 0.0%
FedEx Corp.:
4.90%, 01/15/34		40	42,128
3.90%, 02/01/35		80	74,813
4.05%, 02/15/48		40	35,930

			152,871
Airlines — 0.2%
American Airlines Group, Inc., 4.63%, 03/01/20(b)		91	90,545
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 05/01/27		82	79,018
Delta Air Lines, Inc.:
2.88%, 03/13/20		338	335,774
2.60%, 12/04/20		130	127,180
Gol Finance, Inc., 7.00%, 01/31/25(b)		39	31,305

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Airlines (continued)
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)	USD	53	$49,287
United Airlines Pass-Through Trust:
Series 2014-1, , Class B, 4.75%, 04/11/22		14	13,847
Series 2018-1, , Class B, 4.60%, 03/01/26		25	25,124

			752,080
Auto Components — 0.0%
Aptiv plc, 4.25%, 01/15/26		62	61,797
ZF North America Capital, Inc., 4.75%, 04/29/25(b)		150	149,980

			211,777
Automobiles — 0.2%
BMW US Capital LLC, 3.10%, 04/12/21(b)		130	129,189
Daimler Finance North America LLC(b):
3.10%, 05/04/20		150	149,695
3.35%, 05/04/21		170	169,340
General Motors Co., 5.40%, 04/01/48		50	47,502
Hyundai Capital America, 2.55%, 04/03/20(b)		402	395,058

			890,784
Banks — 2.4%
ABN AMRO Bank NV, 2.65%, 01/19/21(b)		235	230,779
Banco Santander SA, 3.85%, 04/12/23		200	195,599
Bank of America Corp.:
Series L, 2.25%, 04/21/20		145	143,011
2.63%, 10/19/20		130	128,401
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		395	387,216
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(a)		740	723,429
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(a)		220	219,924
3.30%, 01/11/23		80	78,826
3.88%, 08/01/25		201	199,994
3.50%, 04/19/26		52	50,298
Series L, 4.18%, 11/25/27		190	185,041
Bank of Montreal, Series D, 3.10%, 04/13/21		220	219,121
Bank of Nova Scotia (The), 3.13%, 04/20/21		330	328,296
Barclays plc:
(LIBOR USD 3 Month + 1.36%), 4.34%, 05/16/24(a)		200	197,527
4.95%, 01/10/47		200	187,501
BB&T Corp., 2.45%, 01/15/20		92	91,101
BNP Paribas SA, 2.95%, 05/23/22(b)		240	231,678
Citigroup, Inc.:
2.50%, 07/29/19		285	283,722
2.90%, 12/08/21		255	249,804
3.50%, 05/15/23		66	64,542
3.88%, 03/26/25		53	51,403
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(a)		32	30,993
4.13%, 07/25/28		73	69,889
Citizens Bank NA:
2.25%, 03/02/20		277	272,470
2.65%, 05/26/22		250	241,754
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 03/26/20		250	247,267
HSBC Holdings plc:
2.65%, 01/05/22		277	268,200
(USD Swap Rate 5 Year + 3.75%), 6.00%(a)(h)		200	185,500
Huntington National Bank (The), 3.25%, 05/14/21		250	249,413
Intesa Sanpaolo SpA, 5.02%, 06/26/24(b)		200	181,533
JPMorgan Chase & Co.:
4.63%, 05/10/21		163	168,606
(LIBOR USD 3 Month + 0.61%), 3.51%, 06/18/22(a)		250	250,193

Security		Par (000)	Value
Banks (continued)
2.97%, 01/15/23	USD	420	$409,064
3.90%, 07/15/25		69	68,741
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(a)		90	86,165
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(a)		135	124,685
Lloyds Banking Group plc:
4.45%, 05/08/25		200	201,209
4.65%, 03/24/26		200	196,784
Mitsubishi UFJ Financial Group, Inc., 3.46%, 03/02/23		360	356,904
Mizuho Financial Group, Inc., 2.95%, 02/28/22		472	460,672
Santander UK Group Holdings plc, 2.88%, 08/05/21		215	208,271
Santander UK plc, 5.00%, 11/07/23(b)		200	203,037
Sumitomo Mitsui Trust Bank Ltd.(b):
2.05%, 03/06/19		505	502,278
1.95%, 09/19/19		235	231,850
SunTrust Banks, Inc., 4.00%, 05/01/25		30	30,143
Svenska Handelsbanken AB, 3.35%, 05/24/21		250	250,365
UBS Group Funding Switzerland AG(b):
2.95%, 09/24/20		335	331,470
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)		235	224,922
UniCredit SpA, (USD Swap Rate 5 Year + 3.70%), 5.86%, 06/19/32(a)(b)		200	177,574
US Bancorp:
2.95%, 07/15/22		135	131,910
Series X, 3.15%, 04/27/27		20	19,118
Washington Mutual, Escrow Bond, 0.00%(d)(f)(i)		400	—
Wells Fargo & Co.:
2.60%, 07/22/20		68	67,137
2.55%, 12/07/20		90	88,578
2.50%, 03/04/21		180	175,983
2.63%, 07/22/22		350	337,114
Westpac Banking Corp.:
2.60%, 11/23/20		140	137,787
3.65%, 05/15/23		145	145,140

			11,779,932
Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21		84	82,842
3.30%, 02/01/23		140	138,830
3.65%, 02/01/26		65	63,631
4.70%, 02/01/36		20	20,271
Anheuser-Busch InBev Worldwide, Inc., 4.38%, 04/15/38		165	160,182
Maple Escrow Subsidiary, Inc.(b):
3.55%, 05/25/21		90	90,080
4.06%, 05/25/23		85	85,207

			641,043
Biotechnology — 0.2%
AbbVie, Inc.:
2.50%, 05/14/20		100	98,795
2.90%, 11/06/22		103	99,948
4.50%, 05/14/35		210	204,388
Amgen, Inc.:
2.13%, 05/01/20		87	85,529
4.40%, 05/01/45		75	71,480
Baxalta, Inc.:
4.00%, 06/23/25		125	122,372
5.25%, 06/23/45		50	51,591

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Biotechnology (continued)
Gilead Sciences, Inc.:
2.35%, 02/01/20	USD	25	$24,755
2.50%, 09/01/23		60	57,197
4.60%, 09/01/35		29	29,847
4.00%, 09/01/36		50	48,111
4.50%, 02/01/45		39	38,982

			932,995
Building Products — 0.0%
Johnson Controls International plc, 5.13%, 09/14/45		63	65,267

Capital Markets — 0.8%
CME Group, Inc., 3.75%, 06/15/28		5	5,040
Deutsche Bank AG, 2.95%, 08/20/20		129	125,430
Goldman Sachs & Co. LLC, (LIBOR USD 3 Month + 0.44%), 2.78%, 02/08/19(a)(d)		1,000	1,000,000
Goldman Sachs Bank USA, 3.20%, 06/05/20		25	25,073
Goldman Sachs Group, Inc. (The):
(LIBOR USD 3 Month + 0.35%), 2.69%, 11/13/18(a)(d)		1,000	1,000,000
2.63%, 01/31/19		297	296,761
2.00%, 04/25/19		48	47,668
2.75%, 09/15/20		71	70,153
2.63%, 04/25/21		103	100,726
2.35%, 11/15/21		209	200,993
(LIBOR USD 3 Month + 1.17%), 3.49%, 05/15/26(a)		40	39,513
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(a)		60	54,669
Moody’s Corp., 2.75%, 12/15/21		62	60,554
Morgan Stanley:
2.80%, 06/16/20		130	128,951
2.75%, 05/19/22		490	474,688
3.75%, 02/25/23		85	85,096
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(a)		270	256,621
Northern Trust Corp., (LIBOR USD 3 Month + 1.13%), 3.38%, 05/08/32(a)		70	65,759
State Street Corp., 2.65%, 05/19/26		38	35,678

			4,073,373
Chemicals — 0.0%
Dow Chemical Co. (The):
4.38%, 11/15/42		27	25,432
4.63%, 10/01/44		20	19,673
Monsanto Co., 3.60%, 07/15/42		23	18,853
Sherwin-Williams Co. (The):
4.00%, 12/15/42		26	23,162
4.50%, 06/01/47		15	14,316

			101,436
Commercial Services & Supplies — 0.0%
Catholic Health Initiatives, 4.35%, 11/01/42		30	28,389
Republic Services, Inc., 3.95%, 05/15/28		90	88,782
Waste Management, Inc., 3.90%, 03/01/35		42	40,847

			158,018
Communications Equipment — 0.0%
Juniper Networks, Inc., 3.30%, 06/15/20		79	78,907

Consumer Finance — 0.6%
AerCap Ireland Capital DAC:
4.63%, 10/30/20		220	224,139
4.50%, 05/15/21		150	152,831
American Express Co., 3.38%, 05/17/21		120	120,143

Security		Par (000)	Value
Consumer Finance (continued)
American Express Credit Corp.:
2.25%, 08/15/19	USD	119	$118,270
3.30%, 05/03/27		35	33,727
Capital One Financial Corp.:
2.40%, 10/30/20		94	91,686
3.45%, 04/30/21		130	129,700
Discover Financial Services, 4.10%, 02/09/27		47	45,082
Ford Motor Credit Co. LLC, 3.22%, 01/09/22		425	415,775
General Motors Financial Co., Inc.:
3.10%, 01/15/19		43	43,041
3.70%, 11/24/20		282	283,535
4.20%, 03/01/21		35	35,488
3.55%, 04/09/21		65	64,789
3.20%, 07/06/21		267	263,526
3.15%, 06/30/22		175	170,077
4.00%, 01/15/25		55	53,319
HSBC USA, Inc., 2.35%, 03/05/20		425	420,036
Synchrony Financial:
2.60%, 01/15/19		90	89,827
2.70%, 02/03/20		52	51,452
4.50%, 07/23/25		30	29,463
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 24.62%, 04/11/22(a)(b)		44	23,320

			2,859,226
Containers & Packaging — 0.0%
International Paper Co., 4.35%, 08/15/48		20	17,940
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		87	87,547

			105,487
Diversified Consumer Services — 0.1%
George Washington University (The), Series 2018, 4.13%, 09/15/48		70	70,794
Northwestern University, Series 2017, 3.66%, 12/01/57		24	23,417
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48		40	37,664
University of Southern California, 3.03%, 10/01/39		92	83,429
Wesleyan University, 4.78%, 07/01/2116		79	80,636

			295,940
Diversified Financial Services — 0.1%
AXA Equitable Holdings, Inc.(b):
3.90%, 04/20/23		25	24,803
5.00%, 04/20/48		50	46,131
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		200	193,756
ORIX Corp., 2.90%, 07/18/22		65	63,237
Shell International Finance BV:
4.13%, 05/11/35		43	43,617
3.63%, 08/21/42		16	14,606
Synchrony Bank, 3.65%, 05/24/21		250	250,145
Woodside Finance Ltd., 3.65%, 03/05/25(b)		15	14,618

			650,913
Diversified Telecommunication Services — 0.5%
AT&T, Inc.:
4.25%, 03/01/27		95	92,978
4.30%, 02/15/30(b)		290	273,733
5.25%, 03/01/37		70	68,849
4.35%, 06/15/45		90	76,242
4.50%, 03/09/48		190	163,797
Deutsche Telekom International Finance BV, 4.38%, 06/21/28(b)		150	148,813

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Telecommunication Services (continued)
Telefonica Emisiones SAU, 4.67%, 03/06/38	USD	150	$140,305
TELUS Corp., 4.60%, 11/16/48		10	9,777
Verizon Communications, Inc.:
(LIBOR USD 3 Month + 0.55%), 2.88%, 05/22/20(a)		410	412,990
3.45%, 03/15/21		35	35,223
4.33%, 09/21/28(b)		518	513,390
4.50%, 08/10/33		130	125,890
4.40%, 11/01/34		33	30,777
4.13%, 08/15/46		50	42,893
4.52%, 09/15/48		200	182,342

			2,317,999
Electric Utilities — 0.5%
AEP Texas, Inc., 3.95%, 06/01/28(b)		100	99,686
Alabama Power Co.:
4.15%, 08/15/44		10	9,870
Series A, 4.30%, 07/15/48		60	60,931
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		25	24,995
Baltimore Gas & Electric Co., 3.50%, 08/15/46		35	31,317
CenterPoint Energy Houston Electric LLC, 3.95%, 03/01/48		55	53,986
DTE Electric Co., Series A, 4.05%, 05/15/48		85	84,410
Duke Energy Corp.:
4.80%, 12/15/45		90	94,150
3.75%, 09/01/46		95	83,677
Duke Energy Florida LLC, 3.80%, 07/15/28		35	35,190
Emera US Finance LP:
2.15%, 06/15/19		101	99,946
2.70%, 06/15/21		72	70,078
Enel Finance International NV(b):
2.88%, 05/25/22		200	190,565
3.63%, 05/25/27		200	182,943
Entergy Corp., 2.95%, 09/01/26		80	72,992
Eversource Energy, Series L, 2.90%, 10/01/24		130	123,393
Exelon Corp.:
2.85%, 06/15/20		90	89,199
2.45%, 04/15/21		28	27,212
4.95%, 06/15/35		21	22,107
4.45%, 04/15/46		115	111,727
Florida Power & Light Co., 4.13%, 06/01/48		60	60,648
Genneia SA, 8.75%, 01/20/22(b)		51	49,198
Kansas City Power & Light Co., 4.20%, 03/15/48		90	88,467
MidAmerican Energy Co., 4.40%, 10/15/44		37	38,140
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(b)		25	24,996
Northern States Power Co., 3.40%, 08/15/42		65	58,799
Ohio Power Co., Series G, 6.60%, 02/15/33		10	12,798
Oncor Electric Delivery Co. LLC, 4.55%, 12/01/41		50	53,139
Pacific Gas & Electric Co., 3.30%, 12/01/27		155	139,181
Southern Co. (The), 4.40%, 07/01/46		95	92,745
Tampa Electric Co., 4.30%, 06/15/48		15	14,848
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)		79	78,743
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23		75	72,690
Series A, 3.50%, 03/15/27		97	95,238
4.00%, 01/15/43		70	66,885
Series B, 4.20%, 05/15/45		28	27,532
Series C, 4.00%, 11/15/46		50	48,045

			2,590,466
Electrical Equipment — 0.0%
Eaton Corp., 2.75%, 11/02/22		49	47,574

Security		Par (000)	Value
Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp., 3.20%, 04/01/24	USD	59	$56,920
Corning, Inc., 4.38%, 11/15/57		120	104,614
Tyco Electronics Group SA:
3.45%, 08/01/24		15	14,688
3.13%, 08/15/27		30	27,985

			204,207
Energy Equipment & Services — 0.1%
Halliburton Co.:
3.80%, 11/15/25		240	238,283
5.00%, 11/15/45		15	15,982
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(b)		19	17,841
Odebrecht Offshore Drilling Finance Ltd., 6.72%, 12/01/22(b)		12	11,011

			283,117
Equity Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.:
3.30%, 02/15/21		71	70,923
3.50%, 01/31/23		19	18,690
3.00%, 06/15/23		230	220,542
4.40%, 02/15/26		14	13,900
CC Holdings GS V LLC, 3.85%, 04/15/23		40	39,638
Crown Castle International Corp.:
3.40%, 02/15/21		33	32,961
2.25%, 09/01/21		120	115,033
3.20%, 09/01/24		175	165,160

			676,847
Food & Staples Retailing — 0.0%
Kroger Co. (The), 2.65%, 10/15/26		105	92,952
Walgreens Boots Alliance, Inc., 4.65%, 06/01/46		6	5,514
Walmart, Inc.:
3.55%, 06/26/25		65	65,412
4.05%, 06/29/48		30	30,210

			194,088
Food Products — 0.0%
Arcor SAIC, 6.00%, 07/06/23(b)		12	11,994
General Mills, Inc., 3.20%, 04/16/21		40	39,793
Tyson Foods, Inc., 3.95%, 08/15/24		75	74,849

			126,636
Health Care Equipment & Supplies — 0.2%
Abbott Laboratories:
3.40%, 11/30/23		20	19,732
3.75%, 11/30/26		250	245,731
Becton Dickinson and Co.:
2.13%, 06/06/19		255	253,755
2.68%, 12/15/19		61	60,542
2.89%, 06/06/22		185	178,938
4.69%, 12/15/44		10	9,693
Edwards Lifesciences Corp., 4.30%, 06/15/28		25	24,960
Medtronic, Inc.:
3.15%, 03/15/22		40	39,680
4.38%, 03/15/35		110	113,762
Stryker Corp., 4.63%, 03/15/46		23	23,432

			970,225
Health Care Providers & Services — 0.4%
Aetna, Inc.:
4.50%, 05/15/42		27	26,479
4.13%, 11/15/42		25	23,135
4.75%, 03/15/44		30	29,949
AHS Hospital Corp., 5.02%, 07/01/45		21	23,900

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Providers & Services (continued)
Anthem, Inc.:
2.30%, 07/15/18	USD	194	$193,976
3.70%, 08/15/21		7	7,060
4.10%, 03/01/28		40	39,129
Baylor Scott & White Holdings, 4.19%, 11/15/45		40	40,678
Cigna Corp., 3.25%, 04/15/25		105	98,732
CVS Health Corp.:
4.00%, 12/05/23		95	95,395
4.10%, 03/25/25		135	134,285
4.78%, 03/25/38		35	34,425
5.13%, 07/20/45		150	151,992
5.05%, 03/25/48		100	101,770
Dignity Health, 2.64%, 11/01/19		57	56,891
HCA, Inc., 3.75%, 03/15/19		90	90,337
Kaiser Foundation Hospitals:
3.50%, 04/01/22		56	56,499
4.15%, 05/01/47		56	56,708
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		85	84,322
New York and Presbyterian Hospital (The), 3.56%, 08/01/36		27	25,607
Ochsner Clinic Foundation, 5.90%, 05/15/45		35	43,311
Providence St. Joseph Health Obligated Group, Series A, 3.93%, 10/01/48		38	36,416
Southern Baptist Hospital of Florida, Inc., 4.86%, 07/15/45		35	39,183
SSM Health Care Corp., Series A, 3.82%, 06/01/27		40	39,848
Sutter Health, Series 2018, 3.70%, 08/15/28		45	44,640
Trinity Health Corp., 4.13%, 12/01/45		49	47,962
UnitedHealth Group, Inc.:
2.70%, 07/15/20		48	47,713
3.75%, 07/15/25		70	70,011
4.63%, 07/15/35		20	21,035
4.20%, 01/15/47		25	24,492
3.75%, 10/15/47		50	45,957

			1,831,837
Hotels, Restaurants & Leisure — 0.0%
McDonald’s Corp.:
4.70%, 12/09/35		50	52,105
4.88%, 12/09/45		17	17,848
4.45%, 03/01/47		50	49,342

			119,295
Household Durables — 0.0%
Newell Brands, Inc.:
2.88%, 12/01/19		30	29,889
5.38%, 04/01/36		40	39,812

			69,701
Industrial Conglomerates — 0.0%
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 07/20/23(b)		6	4,869
General Electric Co., 4.50%, 03/11/44		81	79,414
Honeywell International, Inc., 3.81%, 11/21/47		20	19,581
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		16	16,281

			120,145
Insurance — 0.1%
Ambac Assurance Corp., 5.10%, 06/07/20(b)		5	6,478
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 6.81%, 02/12/23(a)(b)		33	33,748
Aon plc, 4.75%, 05/15/45		20	19,749

Security		Par (000)	Value
Insurance (continued)
Marsh & McLennan Cos., Inc.:
3.75%, 03/14/26	USD	19	$18,814
4.35%, 01/30/47		7	6,963
MetLife, Inc., 4.60%, 05/13/46		25	25,334
Principal Financial Group, Inc., 4.30%, 11/15/46		15	14,261
Prudential Financial, Inc., 3.88%, 03/27/28		90	88,955
Travelers Cos., Inc. (The), 4.60%, 08/01/43		35	36,733
Willis North America, Inc., 3.60%, 05/15/24		81	78,278

			329,313
IT Services — 0.1%
DXC Technology Co., 2.88%, 03/27/20		63	62,549
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		8	8,050
4.50%, 08/15/46		20	18,576
4.75%, 05/15/48		60	57,962
Total System Services, Inc.:
3.80%, 04/01/21		20	20,137
3.75%, 06/01/23		65	64,416
4.80%, 04/01/26		124	127,116
Visa, Inc.:
3.15%, 12/14/25		25	24,184
4.15%, 12/14/35		81	83,931

			466,921
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific, Inc., 3.65%, 12/15/25		137	133,754

Media — 0.4%
CBS Corp., 2.30%, 08/15/19		107	106,014
Charter Communications Operating LLC:
3.58%, 07/23/20		180	179,771
4.46%, 07/23/22		225	227,765
4.50%, 02/01/24		50	49,951
4.91%, 07/23/25		129	130,275
6.38%, 10/23/35		56	58,520
5.38%, 05/01/47		90	81,729
5.75%, 04/01/48		60	58,087
Comcast Corp.:
4.25%, 01/15/33		15	14,648
4.40%, 08/15/35		69	67,137
3.20%, 07/15/36		150	124,792
3.40%, 07/15/46		12	9,731
Cox Communications, Inc., 3.15%, 08/15/24(b)		140	132,632
CSC Holdings LLC, 7.63%, 07/15/18		80	80,040
Discovery Communications LLC:
3.80%, 03/13/24		67	65,940
3.95%, 06/15/25(b)		55	53,616
5.20%, 09/20/47		15	14,549
Interpublic Group of Cos., Inc. (The), 4.00%, 03/15/22		72	72,576
NBCUniversal Media LLC, 4.45%, 01/15/43		40	37,813
Time Warner Cable LLC:
5.00%, 02/01/20		89	90,858
4.00%, 09/01/21		25	24,999
5.50%, 09/01/41		29	26,981
4.50%, 09/15/42		9	7,395
Viacom, Inc.:
2.75%, 12/15/19		31	30,719
5.85%, 09/01/43		40	39,982
Warner Media LLC:
2.10%, 06/01/19		143	142,003
3.60%, 07/15/25		64	60,852
4.65%, 06/01/44		20	17,751
4.85%, 07/15/45		77	70,141

			2,077,267

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Metals & Mining — 0.1%
Barrick Gold Corp., 5.25%, 04/01/42	USD	29	$30,330
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43		38	42,636
Largo Resources Ltd., 9.25%, 06/01/21(b)		5	5,000
Newmont Mining Corp., 3.50%, 03/15/22		120	119,326
Nucor Corp., 5.20%, 08/01/43		21	23,206
Steel Dynamics, Inc., 5.13%, 10/01/21		38	38,333

			258,831
Multi-Utilities — 0.1%
Ameren Illinois Co., 3.80%, 05/15/28		50	50,488
Consumers Energy Co., 4.05%, 05/15/48		15	14,973
Dominion Energy, Inc., 2.58%, 07/01/20		105	103,460
NiSource, Inc., 3.49%, 05/15/27		80	76,497
WEC Energy Group, Inc., 3.38%, 06/15/21		20	20,057

			265,475
Oil, Gas & Consumable Fuels — 0.8%
Anadarko Petroleum Corp.:
3.45%, 07/15/24		110	105,698
6.20%, 03/15/40		70	78,866
Andeavor, 4.75%, 12/15/23		40	41,509
Andeavor Logistics LP:
5.50%, 10/15/19		90	92,250
3.50%, 12/01/22		60	58,625
5.20%, 12/01/47		70	67,518
Apache Corp.:
2.63%, 01/15/23		74	70,234
4.25%, 01/15/44		145	128,194
BP Capital Markets plc:
2.32%, 02/13/20		435	430,825
3.22%, 04/14/24		50	49,060
Buckeye Partners LP, 4.88%, 02/01/21		140	142,451
Cenovus Energy, Inc., 4.25%, 04/15/27		105	101,135
Cimarex Energy Co.:
4.38%, 06/01/24		60	60,495
3.90%, 05/15/27		80	76,817
Concho Resources, Inc., 3.75%, 10/01/27		135	129,863
Continental Resources, Inc., 4.50%, 04/15/23		233	236,444
Devon Energy Corp., 4.00%, 07/15/21		40	40,505
Enbridge, Inc.:
2.90%, 07/15/22		90	87,415
3.70%, 07/15/27		70	66,333
(LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/77(a)		70	63,788
Energy Transfer Partners LP, 6.50%, 02/01/42		120	123,636
Enterprise Products Operating LLC:
5.10%, 02/15/45		23	23,679
4.90%, 05/15/46		67	67,131
EOG Resources, Inc.:
4.15%, 01/15/26		52	53,185
3.90%, 04/01/35		10	9,702
Exxon Mobil Corp., 1.82%, 03/15/19		84	83,577
Hess Corp., 5.80%, 04/01/47		85	87,834
Kinder Morgan Energy Partners LP, 4.30%, 05/01/24		28	27,969
Kinder Morgan, Inc., 5.05%, 02/15/46		210	194,876
Marathon Petroleum Corp., 5.85%, 12/15/45		50	52,933
MPLX LP, 5.20%, 03/01/47		35	34,777
Pioneer Natural Resources Co., 4.45%, 01/15/26		10	10,283
Plains All American Pipeline LP, 3.65%, 06/01/22		10	9,802
Resolute Energy Corp., 8.50%, 05/01/20		90	89,775
Sabine Pass Liquefaction LLC:
5.75%, 05/15/24		140	149,331
5.88%, 06/30/26		50	53,625
Spectra Energy Partners LP, 4.50%, 03/15/45		89	82,448

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47	USD	110	$101,144
Tecpetrol SA, 4.88%, 12/12/22(b)		25	23,055
TransCanada PipeLines Ltd.:
2.50%, 08/01/22		205	196,950
4.88%, 05/15/48		30	30,292
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26		36	43,630
Valero Energy Corp., 3.65%, 03/15/25		125	122,090
Williams Partners LP:
4.00%, 09/15/25		125	122,172
5.40%, 03/04/44		70	72,130

			3,994,051
Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 7.38%, 12/01/25		37	45,068

Pharmaceuticals — 0.2%
Allergan Finance LLC, 3.25%, 10/01/22		45	43,720
Allergan Funding SCS:
3.00%, 03/12/20		305	303,555
3.80%, 03/15/25		204	198,093
GlaxoSmithKline Capital plc, 2.85%, 05/08/22		80	78,646
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28		35	35,276
Merck & Co., Inc., 3.60%, 09/15/42		15	14,010
Pfizer, Inc., 4.00%, 12/15/36		70	70,031
Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/19		290	285,443

			1,028,774
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC:
4.15%, 04/01/45		16	15,602
4.70%, 09/01/45		11	11,606
4.13%, 06/15/47		73	71,399
CSX Corp., 4.25%, 11/01/66		43	37,177
Norfolk Southern Corp., 4.05%, 08/15/52		41	37,391
Penske Truck Leasing Co. LP, 3.40%, 11/15/26(b)		94	87,655
Ryder System, Inc., 3.75%, 06/09/23		10	9,992
Union Pacific Corp.:
3.38%, 02/01/35		34	30,403
3.60%, 09/15/37		80	73,388
3.88%, 02/01/55		37	32,367

			406,980
Semiconductors & Semiconductor Equipment — 0.3%
Analog Devices, Inc.:
2.50%, 12/05/21		80	77,513
3.90%, 12/15/25		19	18,823
3.50%, 12/05/26		84	80,115
5.30%, 12/15/45		3	3,195
Applied Materials, Inc., 4.35%, 04/01/47		29	28,990
Broadcom Corp.:
2.38%, 01/15/20		545	537,899
3.00%, 01/15/22		383	372,529
3.63%, 01/15/24		26	25,168
Lam Research Corp.:
2.75%, 03/15/20		60	59,649
2.80%, 06/15/21		80	78,636
QUALCOMM, Inc.:
2.60%, 01/30/23		125	119,529
4.80%, 05/20/45		41	41,002
4.30%, 05/20/47		40	37,213
Texas Instruments, Inc., 4.15%, 05/15/48		25	25,372
Xilinx, Inc., 2.95%, 06/01/24		35	33,291

			1,538,924

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Software — 0.3%
Autodesk, Inc., 3.50%, 06/15/27	USD	160	$149,719
Microsoft Corp.:
3.50%, 02/12/35		69	66,861
3.45%, 08/08/36		175	167,540
4.25%, 02/06/47		210	222,760
Oracle Corp.:
2.65%, 07/15/26		25	23,056
3.25%, 05/15/30		66	61,825
3.90%, 05/15/35		77	74,653
4.00%, 07/15/46		74	69,825
VMware, Inc., 2.30%, 08/21/20		464	454,266

			1,290,505
Specialty Retail — 0.0%
Home Depot, Inc. (The), 5.88%, 12/16/36		45	54,614
Lowe’s Cos., Inc., 4.38%, 09/15/45		60	59,779

			114,393
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.:
3.00%, 02/09/24		138	135,162
2.85%, 05/11/24		205	198,474
3.45%, 02/09/45		29	25,918
4.65%, 02/23/46		178	191,759
Dell International LLC, 8.35%, 07/15/46(b)		14	16,860
Hewlett Packard Enterprise Co., 2.85%, 10/05/18		81	81,118
HP, Inc., 3.75%, 12/01/20		21	21,165
Seagate HDD Cayman, 5.75%, 12/01/34		3	2,738
Xerox Corp., 3.63%, 03/15/23		27	25,906

			699,100
Thrifts & Mortgage Finance — 0.0%
Washington Mutual Bank, 1.40%, 11/06/09(d)(f)(i)		100	—

Tobacco — 0.1%
BAT Capital Corp., 2.30%, 08/14/20(b)		105	102,609
Reynolds American, Inc.:
3.25%, 06/12/20		30	29,969
4.45%, 06/12/25		240	241,537

			374,115
Trading Companies & Distributors — 0.1%
Air Lease Corp., 2.63%, 07/01/22		70	67,076
Aviation Capital Group LLC, 2.88%, 09/17/18(b)		155	155,029
GATX Corp.:
2.60%, 03/30/20		67	66,185
3.85%, 03/30/27		23	22,041

			310,331
Wireless Telecommunication Services — 0.2%
Rogers Communications, Inc., 5.00%, 03/15/44		10	10,386
Sprint Spectrum Co. LLC(b):
3.36%, 09/20/21		228	225,744
4.74%, 03/20/25		415	411,805
Vodafone Group plc:
3.75%, 01/16/24		135	133,846
4.13%, 05/30/25		55	54,791
5.25%, 05/30/48		130	129,640

			966,212

Total Corporate Bonds — 9.7% (Cost: $49,912,264)			48,784,612

Security		Par (000)	Value
Foreign Agency Obligations — 0.1%

Argentina — 0.0%
YPF SA:
8.88%, 12/19/18(b)	USD	33	$33,495
8.50%, 03/23/21(b)		32	32,528
8.75%, 04/04/24(b)		28	27,664
8.75%, 04/04/24		64	63,232

			156,919
Mexico — 0.1%
Petroleos Mexicanos:
6.50%, 03/13/27		134	137,406
5.35%, 02/12/28(b)		67	63,436
6.75%, 09/21/47		24	22,629

			223,471

Total Foreign Agency Obligations — 0.1% (Cost: $395,583)			380,390

Foreign Government Obligations — 1.0%

Argentina — 0.1%
Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/20	ARS	533	17,092
Republic of Argentina:
8.00%, 10/08/20	USD	77	79,895
5.63%, 01/26/22		176	164,472
8.75%, 05/07/24		107	110,399

			371,858
Colombia — 0.1%
Republic of Colombia, 3.88%, 04/25/27		340	328,780

Egypt — 0.0%
Arab Republic of Egypt, 5.75%, 04/29/20		100	101,229

France — 0.1%
Republic of France, 0.00%, 02/25/20	EUR	440	518,688

Germany — 0.1%
Federal Republic of Germany, 0.00%, 12/13/19		440	518,986

Hungary — 0.0%
Republic of Hungary, 5.38%, 03/25/24	USD	140	148,719

Indonesia — 0.1%
Republic of Indonesia:
8.38%, 09/15/26	IDR	1,571,000	111,548
7.00%, 05/15/27		1,815,000	118,868

			230,416
Japan — 0.1%
Japan Government Two Year Bond, 0.10%, 03/15/20	JPY	58,250	528,183

Lebanon — 0.0%
Republic of Lebanon:
6.10%, 10/04/22	USD	45	38,593
6.25%, 11/04/24		35	28,329
6.85%, 03/23/27		10	7,892

			74,814
Mexico — 0.2%
United Mexican States, 4.15%, 03/28/27		1,032	1,016,004

Panama — 0.0%
Republic of Panama, 3.75%, 03/16/25		200	197,500

Peru — 0.0%
Republic of Peru, 7.35%, 07/21/25		150	183,000

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Philippines — 0.1%
Republic of the Philippines, 3.00%, 02/01/28	USD	260	$240,060

South Africa — 0.1%
Republic of South Africa:
5.50%, 03/09/20		219	224,534
6.25%, 03/31/36	ZAR	1,346	70,928
8.50%, 01/31/37		1,104	72,931
6.50%, 02/28/41		899	46,737

			415,130
Uruguay — 0.0%
Oriental Republic of Uruguay, 4.38%, 10/27/27	USD	140	141,750

Total Foreign Government Obligations — 1.0% (Cost: $5,268,982)			5,015,117

		Shares
Investment Companies — 0.4%(w)
iShares Edge MSCI Multifactor USA ETF		12,018	384,216
iShares J.P. Morgan USD Emerging Markets Bond ETF		15,412	1,645,538

Total Investment Companies — 0.4% (Cost: $2,055,844)			2,029,754

		Par (000)
Municipal Bonds — 2.1%
Alamo Community College District;
Series 2017, GO, 5.00%, 08/15/35	USD	20	23,256
Series 2017, GO, 5.00%, 08/15/36		20	23,187
Series 2017, GO, 5.00%, 08/15/37		20	23,169
Series 2017, GO, 5.00%, 08/15/38		20	23,152
American Municipal Power, Inc. (Combined Hyroelectric Project), Series 2009B, RB, 6.45%, 02/15/44		15	19,626
Arizona Health Facilities Authority (Banner Health), Series 2007B, RB, VRDN, 2.36%, 01/01/37(j)		40	37,809
Arizona State University, Series 2017B, RB, 5.00%, 07/01/43		10	11,532
Bay Area Toll Authority;
Series 2010S-1, RB, 6.92%, 04/01/40		80	110,246
Series 2010S-1, RB, 7.04%, 04/01/50		110	160,866
Berks County Industrial Development Authority (Tower Health Project);
Series 2017, RB, 5.00%, 11/01/47		20	22,134
Series 2017, RB, 5.00%, 11/01/50		20	22,051
Buckeye Tobacco Settlement Financing Authority, Series 2007A-2, RB, 5.88%, 06/01/47		90	90,384
Buena Park School District, Series 2018, GO, 5.00%, 08/01/47		10	11,527
California Health Facilities Financing Authority (Cedars- Sinai Medical Center);
Series 2016A, RB, 5.00%, 08/15/33		20	23,253
Series 2017A, RB, 5.00%, 08/15/47		20	22,258
California Infrastructure & Economic Development Bank;
Series 2017, RB, 5.00%, 05/15/47		10	11,576
Series 2017, RB, 5.00%, 05/15/52		10	11,567
California State Public Works Board (Various Capital Projects), Series 2009G, Sub-series G-2, RB, 8.36%, 10/01/34		40	59,274
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		20	22,376

Security		Par (000)	Value
Municipal Bonds (continued)
Central Texas Regional Mobility Authority;
Series 2015A, RB, 5.00%, 01/01/45	USD	20	$21,821
Series 2016, RB, 5.00%, 01/01/46		20	21,866
Chesapeake Bay Bridge & Tunnel District (Parallel Thimble Shoal Tunnel Project);
Series 2016, RB, 5.00%, 07/01/41		20	22,372
Series 2016, RB, 5.00%, 07/01/51		10	10,965
City & County of Denver, Series 2016A, RB, 5.00%, 08/01/44		40	45,393
City & County of Denver Airport System;
Series 2017A, RB, 5.00%, 11/15/28		15	17,327
Series 2017A, RB, 5.00%, 11/15/29		15	17,275
Series 2017A, RB, 5.00%, 11/15/30		15	17,235
City of Atlanta;
Series 2015, RB, 5.00%, 11/01/40		10	11,252
Series 2018A, RB, 5.00%, 11/01/41		30	34,770
City of Aurora;
Series 2016, RB, 5.00%, 08/01/41		50	57,048
Series 2016, RB, 5.00%, 08/01/46		60	68,227
City of Austin Water & Wastewater System, Series 2014, RB, 5.00%, 11/15/43		20	22,284
City of Cartersville, Series 2018, RB, 5.00%, 06/01/48		20	23,128
City of Colorado Springs Utilities System, Series 2017A-2, RB, 5.00%, 11/15/42		10	11,596
City of Columbia;
Series 2018, RB, 5.00%, 02/01/42		20	23,381
Series 2018, RB, 5.00%, 02/01/48		20	23,272
City of Los Angeles Department of Airports, Series 2018A, RB, 5.00%, 05/15/44		10	11,439
City of New York;
Series 2018F, Sub-series F-1, GO, 5.00%, 04/01/40		30	34,788
Series 2018F, Sub-series F-1, GO, 5.00%, 04/01/45		50	57,708
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		25	36,543
City of San Antonio, Series 2015B, RB, 5.00%, 05/15/39		60	67,394
Clark County School District;
Series 2018A, GO, 5.00%, 06/15/30		20	23,288
Series 2018A, GO, 5.00%, 06/15/31		30	34,848
Series 2018A, GO, 5.00%, 06/15/33		30	34,625
Colorado Health Facilities Authority (Catholic Health Initiatives), Series 2011A, RB, 5.25%, 02/01/31		10	10,544
Commonwealth Financing Authority;
Series 2018A, RB, 3.86%, 06/01/38		30	29,368
Series 2016A, RB, 4.14%, 06/01/38		30	30,254
Commonwealth of Massachusetts;
Series 2017F, GO, 5.00%, 11/01/42		30	34,585
Series 2018A, GO, 5.00%, 01/01/45		30	34,577
Series 2017F, GO, 5.00%, 11/01/45		20	23,004
Commonwealth of Puerto Rico, Series 2014A, GO, 8.00%, 07/01/35(f)(i)		235	95,175
Connecticut State Health & Educational Facilities Authority (Hartford Healthcare Corp.);
Series 2015F, RB, 5.00%, 07/01/45		30	32,577
Series 2015L, RB, 5.00%, 07/01/45		40	43,876
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		25	31,694
County of Anne Arundel, Series 2018, GO, 5.00%, 10/01/47		20	23,243
County of Clark;
Series 2018A, GO, 5.00%, 06/01/43		40	46,294
Series 2018A, GO, 5.00%, 05/01/48		80	92,219

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Municipal Bonds (continued)
County of Franklin;
Series 2018, RB, 5.00%, 06/01/43	USD	20	$23,444
Series 2018, RB, 5.00%, 06/01/48		40	46,702
County of King;
Series 2017, RB, 5.00%, 07/01/42		10	11,541
Series 2015A, RB, 5.00%, 07/01/47		20	22,245
County of Miami-Dade;
Series 2016B, RB, 2.50%, 10/01/24		50	47,653
Series 2017D, RB, 3.35%, 10/01/29		10	9,663
Series 2017D, RB, 3.45%, 10/01/30		15	14,554
Series 2017D, RB, 3.50%, 10/01/31		15	14,564
Series 2016A, GO, 5.00%, 07/01/35		20	22,824
Series 2015A, RB, 5.00%, 10/01/38		45	49,374
Series 2017B, RB, 5.00%, 10/01/40		20	22,604
Dallas Area Rapid Transit;
Series 2016A, RB, 5.00%, 12/01/41		30	33,896
Series 2016A, RB, 5.00%, 12/01/46		40	45,053
District of Columbia, Series 2017D, GO, 5.00%, 06/01/42		25	28,778
District of Columbia Water & Sewer Authority, Series 2018B, RB, 5.00%, 10/01/49		20	23,210
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		50	55,190
Golden State Tobacco Securitization Corp., Series 2007A-1, RB, 5.13%, 06/01/47		75	75,001
Grant County Public Utility District No. 2 (The Priest Rapids Project), Series 2015M, RB, 4.58%, 01/01/40		15	15,705
Great Lakes Water Authority Michigan Water Supply System, Series 2016C, RB, 5.25%, 07/01/33		5	5,806
Health & Educational Facilities Authority of the State of Missouri (Saint Luke’s Health System, Inc.);
Series 2016, RB, 5.00%, 11/15/29		15	17,122
Series 2016A, RB, 3.65%, 01/15/46		15	14,490
Series 2017A, RB, 3.65%, 08/15/57		60	56,701
Kentucky Economic Development Finance Authority (Owensboro Health, Inc.), Series 2015A, RB, 5.25%, 06/01/50		10	10,710
Lexington County Health Services District, Inc., Series 2016, RB, 5.00%, 11/01/41		20	21,937
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		95	132,752
Los Angeles County Metropolitan Transportation Authority, Series 2017A, RB, 5.00%, 07/01/42		40	46,608
Los Angeles Department of Water & Power System, Series 2010A, RB, 6.60%, 07/01/50		30	43,426
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34		60	79,356
Maryland Stadium Authority (Baltimore City Public Schools Construction & Revitalization Program), Series 2016, RB, 5.00%, 05/01/41		20	22,548
Massachusetts Bay Transportation Authority;
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/39		10	11,515
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/40		10	11,498
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/41		20	22,963
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/42		20	22,946
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/43		10	11,464

Security		Par (000)	Value
Municipal Bonds (continued)
Massachusetts Development Finance Agency (Partners Healthcare System Issue);
Series 2018J-2, RB, 5.00%, 07/01/43	USD	10	$11,104
Series 2017, RB, 5.00%, 09/01/45		10	11,326
Series 2016Q, RB, 5.00%, 07/01/47		20	22,179
Series 2018J-2, RB, 5.00%, 07/01/48		60	66,309
Series 2018J-2, RB, 5.00%, 07/01/53		20	21,963
Massachusetts Housing Finance Agency;
Series 2014B, RB, 4.50%, 12/01/39		10	10,399
Series 2014B, RB, 4.60%, 12/01/44		10	10,407
Series 2015A, RB, 4.50%, 12/01/48		10	10,406
Massachusetts Port Authority, Series 2016B, RB, 5.00%, 07/01/43		20	22,372
Massachusetts School Building Authority, Series 2018A, RB, 5.25%, 02/15/48		35	41,439
Massachusetts Water Resources Authority, Series 2016C, RB, 5.00%, 08/01/40		10	11,479
Mesquite Independent School District, Series 2017B, GO, 5.00%, 08/15/42		20	22,800
Metropolitan Atlanta Rapid Transit Authority;
Series 2015A, RB, 5.00%, 07/01/41		20	22,547
Series 2015A, RB, 5.00%, 07/01/42		20	22,534
Series 2015B, RB, 5.00%, 07/01/45		20	22,809
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center), Series 2016A, RB, 5.00%, 07/01/46		30	33,203
Metropolitan St. Louis Sewer District;
Series 2017A, RB, 5.00%, 05/01/42		30	34,748
Series 2017A, RB, 5.00%, 05/01/47		30	34,647
Metropolitan Transportation Authority;
Series 2010C-1, RB, 6.69%, 11/15/40		30	39,935
Series 2017A, RB, 5.00%, 11/15/42		30	34,338
Series 2017A, Sub-Series A-1, RB, 5.25%, 11/15/57		40	45,524
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement Project);
Series 2016A, RB, 5.00%, 10/01/32		40	45,646
Series 2018A, RB, 5.00%, 10/01/43(k)		40	45,906
Series 2009D, RB, 7.46%, 10/01/46		30	44,075
Miami-Dade County Educational Facilities Authority (University of Miami Issue);
Series 2018A, RB, 5.00%, 04/01/48		20	22,528
Series 2015B, RB, 5.07%, 04/01/50		30	33,668
Series 2018A, RB, 5.00%, 04/01/53		50	55,969
Michigan Finance Authority (Henry Ford Health System);
Series 2016, RB, 5.00%, 11/15/41		20	22,144
Series 2017A-MI, RB, 5.00%, 12/01/47		80	86,528
Michigan State Housing Development Authority;
Series 2018B, RB, 3.55%, 10/01/33(k)		10	10,023
Series 2018A, RB, 4.00%, 10/01/43		10	10,046
Series 2018A, RB, 4.05%, 10/01/48		10	10,045
Series 2018A, RB, 4.15%, 10/01/53		30	30,136
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Corp.), Series 2016A, RB, 5.00%, 09/01/46		30	32,199
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4 Units Project), Series 2010A, RB, 6.64%, 04/01/57		45	56,898
New Jersey Transportation Trust Fund Authority, Series 2016A, Sub-Series A-1, RB, 5.00%, 06/15/29		20	21,877
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40		66	95,986

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Municipal Bonds (continued)
New Orleans Aviation Board (North Terminal Project), Series 2015B, RB, 5.00%, 01/01/40	USD	20	$21,778
New York City Housing Development Corp.;
Series 2018C-1-A, RB, 3.70%, 11/01/38		10	10,047
Series 2018C-1-B, RB, 3.85%, 11/01/43		40	40,160
Series 2018C-1-A, RB, 3.95%, 11/01/48		10	10,053
Series 2018C-1-A, RB, 4.00%, 11/01/53		40	40,212
New York City Municipal Water Finance Authority;
Series 2018FF, RB, 5.00%, 06/15/39		50	58,313
Series 2018FF, RB, 5.00%, 06/15/40		30	34,960
Series 2010AA, RB, 5.75%, 06/15/41		35	44,150
Series 2011EE, RB, 5.38%, 06/15/43		215	233,178
Series 2011EE, RB, 5.50%, 06/15/43		255	277,448
Series 2011CC, RB, 5.88%, 06/15/44		50	65,071
Series 2017DD, RB, 5.00%, 06/15/47		65	73,860
New York City Transitional Finance Authority, Series 2018, Sub-series C-4, RB, 3.55%, 05/01/25		65	65,296
New York City Transitional Finance Authority Building Aid, Series 2015S-2, RB, 5.00%, 07/15/40		20	22,492
New York City Transitional Finance Authority Future Tax Secured;
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27		70	67,209
Series 2017B, RB, 5.00%, 08/01/31		10	11,580
Series 2016E, Sub-Series E-1, RB, 5.00%, 02/01/35		20	22,707
Series 2017A, Sub-Series A-1, RB, 5.00%, 05/01/36		20	22,771
New York Convention Center Development Corp.;
Series 2015, RB, 5.00%, 11/15/40		20	22,527
Series 2016A, RB, 5.00%, 11/15/46		40	45,310
New York Liberty Development Corp., Series 2005, RB, 5.25%, 10/01/35		10	12,413
New York State Dormitory Authority;
Series 2016A, RB, 5.00%, 02/15/31		10	11,626
Series 2015B, RB, 5.00%, 03/15/32		30	34,444
Series 2017B, RB, 5.00%, 02/15/36		30	34,624
Series 2017B, RB, 5.00%, 02/15/37		20	23,066
Series 2017B, RB, 5.00%, 02/15/38		20	23,049
Series 2018B, RB, 5.00%, 10/01/38		40	47,420
Series 2017B, RB, 5.00%, 02/15/39		20	22,980
Series 2018A, RB, 5.00%, 03/15/39		40	46,505
Series 2017B, RB, 5.00%, 02/15/40		30	34,444
Series 2010H, RB, 5.39%, 03/15/40		50	59,644
Series 2017B, RB, 5.00%, 02/15/41		30	34,367
Series 2018A, RB, 5.00%, 03/15/41		20	23,216
Series 2017B, RB, 5.00%, 02/15/42		40	45,789
Series 2018A, RB, 5.00%, 03/15/42		20	23,198
Series 2017B, RB, 5.00%, 02/15/43		20	22,878
Series 2017A, RB, 5.00%, 03/15/43		20	22,910
Series 2018A, RB, 5.00%, 03/15/43		20	23,180
Series 2018A, RB, 5.00%, 10/01/48		10	13,283
New York State Urban Development Corp.;
Series 2017B, RB, 2.86%, 03/15/24		80	78,474
Series 2017B, RB, 3.12%, 03/15/25		40	39,404
Series 2017D, RB, 3.32%, 03/15/29		55	52,598
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment Project);
Series 2016A, RB, 5.00%, 07/01/46		20	21,565
Series 2016A, RB, 5.25%, 01/01/50		130	141,473
Ohio Turnpike & Infrastructure Commission, Series 2013A, RB, 5.00%, 02/15/48		20	21,730

Security		Par (000)	Value
Municipal Bonds (continued)
Omaha Public Power District, Series 2017A, RB, 5.00%, 02/01/42	USD	30	$34,754
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		75	101,547
Oregon School Boards Association;
Series 2002B, GO, 5.49%, 06/30/23		105	115,837
Series 2005A, GO, 4.76%, 06/30/28		80	86,164
Pennsylvania Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement Project (The)), Series 2015, RB, 5.00%, 12/31/38		25	27,358
Pennsylvania State University;
Series 2018, RB, 5.00%, 09/01/43		20	23,309
Series 2018, RB, 5.00%, 09/01/48		20	23,195
Pennsylvania Turnpike Commission;
Series 2018B, RB, 5.00%, 12/01/43		40	45,047
Series 2018A, RB, 5.00%, 12/01/48		150	171,032
Series 2018B, RB, 5.00%, 12/01/48		30	33,647
Permanent University Fund, Series 2017A, RB, 3.38%, 07/01/47		55	50,931
Port Authority of New York & New Jersey;
Series 181, RB, 4.96%, 08/01/46		15	17,729
Series 180-1, RB, 5.00%, 11/15/47		10	11,265
Series 174, RB, 4.46%, 10/01/62		60	63,724
Series 192, RB, 4.81%, 10/15/65		30	33,763
Public Power Generation Agency, Series 2016A, RB, 5.00%, 01/01/35		20	22,492
Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group), Series 2014D, RB, 5.00%, 09/01/39		20	21,904
Sacramento County Sanitation Districts Financing Authority, Series 2035B, RB, VRDN, 2.07%, 12/01/35(j)		20	19,353
Salt Lake City Corp.;
Series 2017A, RB, 5.00%, 07/01/47		35	39,308
Series 2017B, RB, 5.00%, 07/01/47		25	28,577
Salt River Project Agricultural Improvement & Power District, Series 2015A, RB, 5.00%, 12/01/45		90	101,577
San Antonio Electric & Gas;
Series 2010A, RB, 5.81%, 02/01/41		45	56,197
Series 2013, RB, 5.00%, 02/01/48(k)		15	16,328
San Diego County Regional Airport Authority, Series 2017A, RB, 5.00%, 07/01/47		20	22,980
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		25	29,031
San Diego Unified School District, Series 2017I, GO, 5.00%, 07/01/41		30	35,164
San Francisco City & County Airport Comm-San Francisco International Airport;
Series 2016B, RB, 5.00%, 05/01/41		20	22,416
Series 2016B, RB, 5.00%, 05/01/46		40	44,685
Series 2017A, RB, 5.00%, 05/01/47		20	22,585
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 2.96%, 08/01/24		50	49,185
South Carolina Public Service Authority;
Series 2016D, RB, 2.39%, 12/01/23		51	47,519
Series 2014A, RB, 5.00%, 12/01/49		30	31,808
Series 2015A, RB, 5.00%, 12/01/50		30	32,056
State Board of Administration Finance Corp., Series 2013A, RB, 3.00%, 07/01/20(k)		55	55,155
State of California;
Series 2017, GO, 2.25%, 10/01/23		100	95,553
Series 2009, GO, 7.50%, 04/01/34		60	84,269
Series 2018, GO, 4.60%, 04/01/38		165	172,834
Series 2009, GO, 7.55%, 04/01/39		30	44,239
Series 2009, GO, 7.30%, 10/01/39		40	56,672
Series 2009, GO, 7.35%, 11/01/39		30	42,704

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Municipal Bonds (continued)
State of Connecticut, Series 2017A, GO, 3.31%, 01/15/26	USD	65	$63,251
State of Illinois;
Series 2018A, GO, 5.00%, 05/01/20		20	20,648
Series 2017D, GO, 5.00%, 11/01/22		20	21,145
Series 2017D, GO, 5.00%, 11/01/24		60	63,839
Series 2017A, GO, 5.00%, 12/01/24		10	10,642
Series 2017D, GO, 5.00%, 11/01/25		160	170,277
Series 2003, GO, 5.10%, 06/01/33		70	66,245
State of Ohio;
Series 2017A, GO, 5.00%, 05/01/30		20	22,958
Series 2017A, GO, 5.00%, 03/15/32		40	45,212
Series 2017A, GO, 5.00%, 05/01/34		20	22,756
Series 2017A, GO, 5.00%, 05/01/35		20	22,717
Series 2017A, GO, 5.00%, 05/01/36		40	45,380
Series 2017A, GO, 5.00%, 05/01/37		30	33,995
State of Texas;
Series 2016, GO, 5.00%, 04/01/40		20	22,760
Series 2016, GO, 5.00%, 04/01/43		30	34,073
State of Washington;
Series R-2015C, GO, 5.00%, 07/01/30		60	68,400
Series R-2017A, GO, 5.00%, 08/01/30		20	23,271
Series 2016A-1, GO, 5.00%, 08/01/40		40	45,121
Series 2018B, GO, 5.00%, 08/01/40		20	23,055
Series 2017D, GO, 5.00%, 02/01/41		30	34,337
Series 2018B, GO, 5.00%, 08/01/41		20	23,037
Series 2018B, GO, 5.00%, 08/01/42		20	23,020
State of West Virginia;
Series 2018B, GO, 5.00%, 06/01/40		30	34,998
Series 2018B, GO, 5.00%, 12/01/40		30	34,998
Series 2018B, GO, 5.00%, 12/01/41		30	34,970
State of Wisconsin;
Series 2017C, RB, 3.15%, 05/01/27		50	48,879
Series 2017B, GO, 5.00%, 05/01/32		10	11,459
Series 2017B, GO, 5.00%, 05/01/33		10	11,425
Series 2017-3, GO, 5.00%, 11/01/33		20	23,334
Series 2017B, GO, 5.00%, 05/01/34		20	22,770
Series 2017B, GO, 5.00%, 05/01/36		20	22,663
Series 2017B, GO, 5.00%, 05/01/38		20	22,571
Texas A&M University;
Series 2017B, RB, 2.76%, 05/15/26		75	72,298
Series 2017B, RB, 2.84%, 05/15/27		30	28,823
Texas Municipal Gas Acquisition & Supply Corp., Series 2008D, RB, 6.25%, 12/15/26		10	11,640
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC Share 288 Toll Lanes Project), Series 2016, RB, 5.00%, 12/31/55		25	26,890
Texas Transportation Commission, Series 2016A, RB, 5.00%, 10/01/19		40	41,698
Texas Water Development Board;
Series 2018A, RB, 5.00%, 10/15/43		30	34,777
Series 2017A, RB, 5.00%, 10/15/47		10	11,505
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47		55	54,807
TSASC, Inc., Series 2017A, RB, 5.00%, 06/01/41		20	21,642
University of California;
Series 2017, RB, 3.06%, 07/01/25		25	24,329
Series 2013AJ, RB, 4.60%, 05/15/31		30	32,363
Series 2016L, RB, 5.00%, 05/15/47		40	45,238
Series 2009F, RB, 6.58%, 05/15/49		75	100,540
Series 2012AD, RB, 4.86%, 05/15/2112		50	53,011
University of Houston;
Series 2017A, RB, 5.00%, 02/15/33		20	22,837
Series 2017A, RB, 5.00%, 02/15/34		20	22,749

Security		Par (000)	Value
Municipal Bonds (continued)
Series 2017A, RB, 5.00%, 02/15/35	USD	40	$45,381
Series 2017A, RB, 5.00%, 02/15/36		50	56,581
University of Oregon, Series 2016A, RB, 5.00%, 04/01/46		20	22,760
Upper Arlington City School District, Series 2018A, GO, 5.00%, 12/01/48		30	34,727
Virginia Small Business Financing Authority (Transform 66 P3 Project), Series 2017, RB, 5.00%, 12/31/56		30	32,696
Weld County School District No. 4, Series 2016, GO, 5.25%, 12/01/41		20	23,371
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group);
Series 2016A, RB, 5.00%, 06/01/19		20	20,607
Series 2016A, RB, 5.00%, 06/01/20		20	21,115
Series 2016A, RB, 5.00%, 06/01/21		20	21,559
Series 2016A, RB, 5.00%, 06/01/22		20	22,000
Series 2016A, RB, 5.00%, 06/01/23		20	22,366
Series 2016A, RB, 5.00%, 06/01/24		20	22,649
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc.), Series 2015, RB, 5.00%, 12/15/44		10	10,769

Total Municipal Bonds — 2.1% (Cost: $10,519,777)			10,549,712

Non-Agency Mortgage-Backed Securities — 2.7%

Collateralized Mortgage Obligations — 1.3%
Ajax Mortgage Loan Trust:
Series 2016-A, Class A, 4.25%, 08/25/64(b)(c)		76	76,891
Series 2018-B, Class A, 3.75%, 02/26/57		199	199,000
Alternative Loan Trust:
Series 2005-22T1, Class A1, 2.44%, 06/25/35(e)		70	63,775
Series 2005-72, Class A3, 2.39%, 01/25/36(e)		28	24,609
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		28	21,517
Series 2006-OA21, Class A1, 2.27%, 03/20/47(e)		1,053	885,144
Series 2006-OA9, Class 2A1B, 2.28%, 07/20/46(e)		158	115,875
Series 2006-OC10, Class 2A3, 2.32%, 11/25/36(e)		25	19,377
Series 2007-OA3, Class 1A1, 2.23%, 04/25/47(e)		42	40,292
Series 2007-OA3, Class 2A2, 2.27%, 04/25/47(e)		76	16,452
Series 2007-OA8, Class 2A1, 2.27%, 06/25/47(e)		31	23,972
Series 2007-OH2, Class A2A, 2.33%, 08/25/47(e)		17	12,499
American Home Mortgage Assets Trust, Series 2006-3, Class 2A1 1, 2.50%, 10/25/46(e)		75	68,165
APS Resecuritization Trust(b)(e):
Series 2016-1, Class 1MZ, 5.39%, 07/31/57		116	34,280
Series 2016-3, Class 3A, 4.94%, 09/27/46(d)		129	129,897
Series 2016-3, Class 4A, 4.69%, 04/27/47(d)		67	65,506
Banc of America Funding Trust(b)(d)(e):
Series 2014-R2, Class 1C, 0.00%, 11/26/36		66	13,127
Series 2016-R2, Class 1A1, 4.70%, 05/01/33		170	173,648
Bear Stearns Mortgage Funding Trust, Series 2006-SL1, Class A1, 2.37%, 08/25/36(e)		64	64,431
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		427	330,892
CHL Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 2.52%, 04/25/46(e)		68	34,753
Series 2007-15, Class 2A2, 6.50%, 09/25/37		112	84,148
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57(b)(e)		357	350,089
Citicorp Mortgage Securities Trust, Series 2008-2, Class 1A1, 6.50%, 06/25/38		54	46,585
COLT LLC, Series 2015-1, Class A1V, 5.09%, 12/26/45(b)(e)		4	4,016

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(b)	USD	109	$68,256
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 3.44%, 11/25/35(e)		22	8,683
CSMC Mortgage-Backed Trust, Series 2007-5, Class 1A11, 7.00%, 08/25/37(e)		31	25,367
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 07/25/46(b)		73	73,561
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 2.26%, 08/25/47(e)		182	121,152
Deutsche Alt-A Securities, Inc., Series 2007-RS1, Class A2, 2.48%, 01/27/37(b)(d)(e)		9	5,699
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(e):
Series 2017-DNA1, Class M2, 5.34%, 07/25/29		250	269,418
Series 2017-DNA2, Class M2, 5.54%, 10/25/29		250	273,311
Series 2017-DNA3, Class M2, 4.59%, 03/25/30		250	257,540
Series 2018-SPI2, Class M2, 3.82%, 05/25/48(b)		20	18,312
Federal National Mortgage Association(e):
Series 2017-C01, Class 1B1, 7.84%, 07/25/29		30	35,794
Series 2017-C01, Class 1M2, 5.64%, 07/25/29		58	63,279
Series 2017-C05, Class 1B1, 5.69%, 01/25/30		160	164,000
Series 2017-C05, Class 1M2, 4.29%, 01/25/30		51	51,473
Series 2017-C07, Class 1B1, 6.09%, 05/25/30		50	51,958
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 3.56%, 03/25/36(e)		11	9,876
GSMPS Mortgage Loan Trust(b)(e):
Series 2005-RP2, Class 1AF, 2.44%, 03/25/35		41	38,402
Series 2006-RP1, Class 1AF1, 2.44%, 01/25/36		30	26,652
Impac Secured Assets Corp., Series 2004-3, Class 1A4, 2.89%, 11/25/34(e)		8	8,265
IndyMac IMJA Mortgage Loan Trust, Series 2007-A2, Class 3A1, 7.00%, 10/25/37		60	40,113
IndyMac INDX Mortgage Loan Trust, Series 2007-AR19, Class 3A1, 3.48%, 09/25/37(e)		39	27,658
JPMorgan Alternative Loan Trust, Series 2007-A1, Class 1A4, 2.30%, 03/25/37(e)		61	56,141
JPMorgan Mortgage Trust(b)(e):
Series 2017-2, Class A6, 3.00%, 05/25/47		127	123,688
Series 2017-3, Class 1A6, 3.00%, 08/25/47		326	322,471
LSTAR Securities Investment Ltd., Series 2018-1, Class A, 3.53%, 02/01/23(b)(e)		238	238,820
MCM Capital Partners I LP, 4.00%, 06/01/57(d)		500	500,000
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, 2.51%, 04/25/47(e)		8	6,809
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 2.48%, 11/26/35(b)(e)		93	91,478
RALI Trust, Series 2007-QH6, Class A1, 2.28%, 07/25/37(e)		41	39,931
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class M2, 4.75%, 07/25/56(b)(e)		30	29,387
STACR Trust, Series 2018-HRP1, Class M2, 3.74%, 04/25/43(b)(e)		60	60,334
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 3.69%, 04/25/36(e)		17	15,441
Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 3A1, 2.28%, 06/25/36(d)(e)		22	19,096
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36(b)		33	27,567

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust:
Series 2006-4, Class 1A1, 6.00%, 04/25/36	USD	89	$81,596
Series 2006-4, Class 3A5, 6.35%, 05/25/36(c)		89	77,376
Series 2006-8, Class A4, 4.59%, 10/25/36(c)		29	18,091

			6,245,935
Commercial Mortgage-Backed Securities — 1.3%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 06/05/37(b)(e)		250	224,922
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 4.19%, 09/15/34(b)(e)		200	198,684
AREIT Trust, Series 2018-CRE1, Class A, 2.92%, 02/15/35(b)(d)(e)		200	200,120
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class A, 3.12%, 09/15/26(b)(e)		100	99,976
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(e)		8	8,011
Bayview Commercial Asset Trust(b)(e):
Series 2005-4A, Class A1, 2.39%, 01/25/36		32	30,260
Series 2005-4A, Class M1, 2.54%, 01/25/36		24	22,663
Series 2006-1A, Class A2, 2.45%, 04/25/36		16	15,162
Series 2006-3A, Class A1, 2.34%, 10/25/36		23	21,977
Series 2006-3A, Class A2, 2.39%, 10/25/36		23	22,028
Series 2006-4A, Class A1, 2.32%, 12/25/36		279	268,064
Series 2007-1, Class A1, 2.31%, 03/25/37		165	157,038
Series 2007-4A, Class A1, 2.54%, 09/25/37		79	75,637
Series 2007-5A, Class A3, 3.09%, 10/25/37		51	50,925
BBCMS Mortgage Trust, Series 2018-TALL, Class A, 2.80%, 03/15/37(b)(e)		15	14,976
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		100	98,524
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 3.48%, 07/05/33(b)(e)		334	333,891
BWAY Mortgage Trust(b):
Series 2013-1515, Class C, 3.45%, 03/10/33		100	96,337
Series 2013-1515, Class F, 4.06%, 03/10/33(e)		100	95,166
BXP Trust(b)(e):
Series 2017-CC, Class D, 3.67%, 08/13/37		25	23,348
Series 2017-CC, Class E, 3.67%, 08/13/37(d)		40	35,844
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 04/10/29(b)(e)		10	10,211
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50		12	11,755
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		185	191,253
Series 2017-CD3, Class A4, 3.63%, 02/10/50		10	9,957
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48		10	10,105
CGDBB Commercial Mortgage Trust(b)(e):
Series 2017-BIOC, Class A, 2.86%, 07/15/32		100	100,031
Series 2017-BIOC, Class D, 3.67%, 07/15/32		100	100,126
Series 2017-BIOC, Class E, 4.22%, 07/15/32		100	99,814
Citigroup Commercial Mortgage Trust(e):
Series 2013-GC11, Class D, 4.57%, 04/10/46(b)		190	183,484
Series 2016-C1, Class C, 5.12%, 05/10/49		30	30,488
CLNS Trust, Series 2017-IKPR, Class E, 5.55%, 06/11/32(b)(e)		50	50,141
Commercial Mortgage Trust:
Series 2014-CR16, Class A4, 4.05%, 04/10/47		87	89,439
Series 2014-CR17, Class A5, 3.98%, 05/10/47		43	44,055
Series 2014-CR18, Class A4, 3.55%, 07/15/47		10	10,020
Series 2014-CR19, Class A5, 3.80%, 08/10/47		30	30,408

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2014-LC15, Class A4, 4.01%, 04/10/47	USD	20	$20,497
Series 2014-PAT, Class A, 2.85%, 08/13/27(b)(e)		100	99,937
Series 2014-TWC, Class B, 3.65%, 02/13/32(b)(e)		100	100,081
Series 2015-CR23, Class C, 4.39%, 05/10/48(e)		10	9,660
Series 2015-CR23, Class CMD, 3.81%, 05/10/48(b)(e)		110	108,942
Series 2015-CR25, Class A4, 3.76%, 08/10/48		40	40,315
Series 2015-CR25, Class C, 4.70%, 08/10/48(e)		60	59,411
Series 2015-LC19, Class A4, 3.18%, 02/10/48		23	22,451
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		100	81,603
Core Industrial Trust, Series 2015-TEXW, Class F, 3.98%, 02/10/34(b)(e)		100	96,198
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPB, Class A, 3.64%, 11/15/34(b)		100	101,064
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.63%, 09/10/49(b)(e)		43	35,973
DBUBS Mortgage Trust(b):
Series 2017-BRBK, Class A, 3.45%, 10/10/34		40	39,720
Series 2017-BRBK, Class E, 3.65%, 10/10/34(e)		170	156,587
Series 2017-BRBK, Class F, 3.65%, 10/10/34(d)(e)		40	35,974
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class FFX, 3.49%, 12/15/34(b)(e)		30	29,470
GPMT Ltd., Series 2018-FL1, Class A, 2.98%, 11/21/35(b)(e)		100	99,814
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.55%, 12/10/27(b)(e)		350	343,878
GS Mortgage Securities Corp. Trust(b)(e):
Series 2017-500K, Class D, 3.37%, 07/15/32		10	9,994
Series 2017-500K, Class E, 3.57%, 07/15/32		20	19,994
Series 2017-500K, Class F, 3.87%, 07/15/32		10	10,000
Series 2017-500K, Class G, 4.57%, 07/15/32		10	10,003
GS Mortgage Securities Trust:
Series 2014-GC24, Class A5, 3.93%, 09/10/47		20	20,476
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		10	8,217
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)		100	97,063
IMT Trust, Series 2017-APTS, Class AFX, 3.48%, 06/15/34(b)		100	98,438
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47		30	30,416
Series 2014-C22, Class A4, 3.80%, 09/15/47		10	10,149
JPMorgan Chase Commercial Mortgage Securities Trust(b)(e):
Series 2014-CBM, Class E, 5.92%, 10/15/29		100	100,000
Series 2015-UES, Class D, 3.74%, 09/05/32		110	109,517
Series 2016-NINE, Class A, 2.95%, 10/06/38		100	94,137
Series 2017-MAUI, Class E, 5.00%, 07/15/34		100	100,250
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 2.34%, 03/25/37(b)(e)		27	25,953
Lone Star Portfolio Trust(b)(e):
Series 2015-LSP, Class A1A2, 3.87%, 09/15/28		18	17,884
Series 2015-LSP, Class D, 6.07%, 09/15/28		179	180,239
MAD Mortgage Trust, Series 2017-330M, Class E, 4.17%, 08/15/34(b)(e)		100	95,195
Madison Avenue Trust, Series 2013-650M, Class D, 4.17%, 10/12/32(b)(e)		120	119,964
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		70	71,223
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		65	52,035
Morgan Stanley Capital I Trust(e):
Series 2006-IQ11, Class C, 6.37%, 10/15/42		100	103,588
Series 2017-CLS, Class F, 4.67%, 11/15/34(b)		84	84,026

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I, Inc.:
Series 2017-HR2, Class D, 2.73%, 12/15/50	USD	10	$7,884
Series 2018-H3, Class A5, 4.18%, 07/15/51		20	20,599
Resource Capital Corp. Ltd.(b)(e):
Series 2017-CRE5, Class A, 2.87%, 07/15/34		42	42,377
Series 2017-CRE5, Class B, 4.07%, 07/15/34		19	18,966
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFL, 3.89%, 10/25/46(e)		63	64,337
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 3.42%, 06/15/29(b)(e)		100	100,030
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 02/15/48		27	25,130
Series 2015-C31, Class A4, 3.70%, 11/15/48		30	30,028
Series 2015-P2, Class A4, 3.81%, 12/15/48		30	30,325
Series 2017-C38, Class A5, 3.45%, 07/15/50		20	19,564
Series 2017-HSDB, Class A, 2.90%, 12/13/31(b)(e)		100	99,963
WFRBS Commercial Mortgage Trust:
Series 2014-C21, Class A5, 3.68%, 08/15/47		30	30,264
Series 2014-C22, Class C, 3.91%, 09/15/57(e)		120	113,222

			6,617,865
Interest Only Commercial Mortgage-Backed Securities — 0.1%(e)
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, 0.78%, 02/15/50(d)		1,000	46,200
BBCMS Trust, Series 2015-SRCH, Class XA, 1.12%, 08/10/35(b)		1,000	67,220
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36(b)		4,250	151,463
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.90%, 05/10/58		126	12,692
Series 2016-C4, Class XB, 0.89%, 05/10/58		120	5,827
Commercial Mortgage Trust, Series 2015-3BP, Class XA, 0.17%, 02/10/35(b)		2,522	14,981
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.90%, 02/10/34(b)		1,000	24,187
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		1,800	92,330
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.39%, 03/10/50(b)		892	42,774
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.34%, 12/15/47(b)		100	5,650
One Market Plaza Trust(b):
Series 2017-1MKT, Class XCP, 0.22%, 02/10/32		1,000	5,010
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(d)		200	—
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class XA, 1.05%, 02/15/48		936	43,863

			512,197
Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(b)(l)		40	3,202

Total Non-Agency Mortgage-Backed Securities — 2.7% (Cost: $13,179,254)			13,379,199

		Beneficial Interest (000)
Other Interests — 0.0%(d)(f)(i)(m)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.	USD	620	—

			—

Total Other Interests — 0.0%			—

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Preferred Securities — 0.1%

Capital Trusts — 0.0%
Capital Markets — 0.0%
Bank of New York Mellon Corp. (The), Series F, 4.62%(f)(h)	USD	92	$87,055

Consumer Finance — 0.0%
General Motors Financial Co., Inc., Series A, 5.75%(f)(h)		15	14,381

Industrial Conglomerates — 0.0%
General Electric Co., Series D, 5.00%(f)(h)		100	98,500

Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(b)(f)(h)		80	80,800

Total Capital Trusts — 0.0% (Cost: $285,874)			280,736

		Shares
Trust Preferreds — 0.1%

Banks — 0.1%
Citigroup Capital XIII, 8.73%, 10/30/40(e)		16,773	454,549

Total Trust Preferreds — 0.1% (Cost: $455,677)			454,549

Total Preferred Securities — 0.1% (Cost: $741,551)			735,285

	Par (000)
U.S. Government Sponsored Agency Securities — 11.6%

Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp.:
Series K058, Class A2, 2.65%, 08/25/26	USD	20	19,060
Series K064, Class A2, 3.22%, 03/25/27		170	168,126
Series K072, Class A2, 3.44%, 12/25/27		10	10,003
Federal Home Loan Mortgage Corp. Variable Rate Notes:(e)
Series K059, Class A2, 3.12%, 09/25/26		50	49,258
Series K069, Class A2, 3.19%, 09/25/27		20	19,590
Series K061, Class A2, 3.35%, 11/25/26		20	19,993
Series K034, Class A2, 3.53%, 07/25/23		20	20,378
Federal National Mortgage Association ACES Variable Rate Notes, Series 2017-M8, Class A2, 3.06%, 05/25/27		14	13,585
Federal National Mortgage Association Variable Rate Notes, Series 2018-M1, Class A2, 3.09%, 12/25/27		23	22,183
Finnish Real Estate Management Federation Mortgage Trust, Series 2018-K73, Class B, 3.98%, 01/25/28(b)		120	115,932

			458,108
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Federal Home Loan Mortgage Corp. Variable Rate Notes:(e)
Series K718, Class X1, 0.76%, 01/25/22		189	3,640
Series KW03, Class X1, 0.99%, 06/25/27		115	6,498
Series KIR1, Class X, 1.22%, 03/25/26		135	8,887
Federal National Mortgage Association ACES Variable Rate Notes, Series 2014-M13, Class X2, 0.23%, 08/25/24		4,606	34,220

Security		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Government National Mortgage Association:
Series 2014-52, Class AI, 0.83%, 08/16/41	USD	180	$4,050
Series 2014-40, Class AI, 1.00%, 02/16/39		207	3,929
Government National Mortgage Association Variable Rate Notes:(e)
Series 2012-120, 0.78%, 02/16/53		836	38,239
Series 2017-100, 0.81%, 05/16/59		128	8,686
Series 2016-26, 0.97%, 02/16/58		234	16,497
Series 2016-87, 1.01%, 08/16/58		184	14,330
Series 2016-110, 1.04%, 05/16/58		117	9,398
Series 2016-113, 1.19%, 02/16/58		116	10,669

			159,043
Mortgage-Backed Securities — 11.5%
Federal Home Loan Mortgage Corp.:
2.50%, 01/01/29 - 04/01/31		483	470,127
2.50%, 07/15/33(n)		450	436,820
3.00%, 09/01/27 - 12/01/46		1,577	1,546,270
3.00%, 07/15/33 - 07/15/48(n)		2,366	2,303,736
3.50%, 04/01/31 - 01/01/48		3,354	3,365,091
3.50%, 06/15/44(n)		639	635,493
4.00%, 08/01/40 - 08/01/47		1,198	1,229,192
4.00%, 09/15/43(n)		1,100	1,121,198
4.50%, 02/01/39 - 12/01/43		302	316,459
4.50%, 11/15/40(n)		526	547,310
5.00%, 10/01/41 - 11/01/41		297	317,285
5.50%, 06/01/41		120	129,916
6.00%, 01/01/34		59	64,911
Federal National Mortgage Association:
2.00%, 10/01/31 - 03/01/32		268	253,487
2.50%, 09/01/27 - 02/01/33		1,748	1,704,876
2.50%, 04/25/29(n)		87	84,553
3.00%, 04/01/29 - 03/01/47		5,047	4,961,551
3.00%, 07/25/33 - 05/25/44(n)		1,051	1,020,777
3.50%, 10/25/27 - 04/25/44(n)		3,318	3,303,518
3.50%, 04/01/29 - 01/01/48		5,652	5,674,300
4.00%, 02/01/25 - 04/01/48		4,361	4,485,151
4.00%, 07/25/33 - 09/25/43(n)		4,103	4,183,334
4.50%, 02/01/25 - 09/01/46		1,067	1,118,072
4.50%, 04/25/41(n)		446	464,401
5.00%, 09/01/35 - 06/01/45		373	399,470
5.00%, 04/25/37(n)		203	215,040
5.50%, 02/01/35 - 04/01/41		738	800,602
6.00%, 12/01/27 - 06/01/41		433	477,154
6.50%, 05/01/40		125	139,677
Government National Mortgage Association:
3.00%, 02/15/45 - 07/20/47		2,351	2,311,619
3.00%, 07/15/48(n)		1,369	1,338,858
3.50%, 12/20/41 - 10/20/46		4,039	4,067,840
3.50%, 07/15/48(n)		1,454	1,459,384
4.00%, 04/20/39 - 03/15/41		408	421,558
4.00%, 07/15/48(n)		3,847	3,942,875
4.50%, 12/20/39 - 02/15/42		1,122	1,179,820
4.50%, 10/20/41(n)		402	417,832
5.00%, 12/15/38 - 07/20/42		195	207,960
5.50%, 04/15/35(n)		295	317,759
7.50%, 03/15/32		3	3,666

			57,438,942

Total U.S. Government Sponsored Agency Securities — 11.6% (Cost: $58,681,154)			58,056,093

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
U.S. Treasury Obligations — 4.1%
U.S. Treasury Bonds:
4.25%, 05/15/39	USD	112	$135,104
4.50%, 08/15/39		109	135,914
4.38%, 11/15/39		109	133,874
3.13%, 02/15/43(o)		425	436,306
3.13%, 05/15/48(o)(p)		3,036	3,120,320
2.88%, 05/15/43 - 11/15/46		549	539,029
3.63%, 08/15/43(o)		406	452,563
3.75%, 11/15/43(o)		431	489,976
3.00%, 02/15/47		77	77,277
U.S. Treasury Notes:
1.25%, 08/31/19		1,090	1,075,438
1.00%, 10/15/19		1,090	1,070,116
2.50%, 05/31/20(p)		1,404	1,403,342
1.63%, 06/30/20 - 10/31/23		1,961	1,902,521
2.63%, 05/15/21		1,128	1,128,088
1.13%, 06/30/21		763	730,036
2.25%, 07/31/21 - 02/15/27		2,076	2,020,545
2.13%, 09/30/21		763	750,601
1.88%, 04/30/22		763	740,378
2.75%, 05/31/23(p)		1,656	1,658,070
2.00%, 04/30/24 - 11/15/26		2,031	1,932,720
2.88%, 05/31/25		543	545,079

Total U.S. Treasury Obligations — 4.1% (Cost: $20,547,999)			20,477,297

Total Long-Term Investments — 96.2% (Cost: $468,410,063)			481,770,033

Short-Term Securities — 9.0%

Borrowed Bond Agreements — 0.2%(q)(r)
BNP Paribas SA, 1.91%, Open (Purchased on 06/28/18 to be repurchased at USD 754,738, collateralized by U.S. Treasury Notes, 2.88%, due at 05/15/28, par and fair value of USD 749,000 and $750,492 respectively)		755	754,618

Total Borrowed Bond Agreements — 0.2% (Cost: $754,618)			754,618

Certificates of Deposit — 0.4%

Yankee — 0.3%(s)
BNP Paribas SA, New York, 2.66%, 04/18/19		340	340,136
Canadian Imperial Bank of Commerce, New York, 2.66%, 04/17/19		340	340,043
MUFG Bank Ltd., New York, 2.68%, 04/17/19		340	340,232
Royal Bank of Canada, New York, (LIBOR USD 3 Month + 0.18%), 2.54%, 04/18/19(a)		340	340,079
Toronto-Dominion Bank (The), New York, (LIBOR USD 3 Month + 0.17%), 2.53%, 04/17/19(a)		340	340,185

			1,700,675
Domestic — 0.1%
Wells Fargo Bank NA:
(LIBOR USD 3 Month + 0.21%), 2.56%, 04/16/19(a)		340	340,210
2.70%, 04/16/19		170	170,094

			510,304

Total Certificates of Deposit — 0.4% (Cost: $2,210,000)			2,210,979

Commercial Paper — 0.3%
AT&T, Inc., 2.84%, 12/06/18(t)		410	405,085

Security		Par (000)	Value
Commercial Paper (continued)
JPMorgan Securities LLC, (LIBOR USD 3 Month + 0.18%), 2.53%, 04/15/19(a)	USD	340	$340,078
Societe Generale SA, 2.72%, 04/12/19(t)		340	332,939
Sumitomo Mitsui Banking Corp., 2.68%, 04/17/19(t)		340	332,907

Total Commercial Paper — 0.3% (Cost: $1,410,680)			1,411,009

Foreign Government Obligations — 0.7%

Egypt — 0.1%
Arab Republic of Egypt Treasury Bills:(t) 17.73%, 10/16/18	EGP	3,600	190,619
17.53%, 11/13/18		2,150	112,246
17.88%, 11/27/18		1,025	53,140
16.69%, 12/04/18		1,000	51,664
16.34%, 03/05/19		300	14,831

			422,500
Japan — 0.6%
Government of Japan Treasury Bills:(t)
(0.14)%, 08/13/18	JPY	180,600	1,631,449
(0.14)%, 09/03/18		183,000	1,653,251

			3,284,700
Nigeria — 0.0%
Federal Republic of Nigeria Treasury Bills, 14.76%, 04/04/19(t)	NGN	5,998	15,070

Total Foreign Government Obligations — 0.7% (Cost: $3,747,591)			3,722,270

		Shares
Money Market Funds — 7.4%(u)(w)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%		35,537,819	35,537,819
SL Liquidity Series, LLC, Money Market Series, 2.16%(v)		1,402,135	1,402,275

Total Money Market Funds — 7.4% (Cost: $36,939,953)			36,940,094

Total Short-Term Securities — 9.0% (Cost: $45,062,842)			45,038,970

Total Options Purchased — 0.0% (Cost: $369,243)			344,399

Total Investments Before Options Written, TBA Sale Commitments and Borrowed Bonds — 105.2% (Cost: $513,842,148)			527,153,402

Total Options Written — 0.0% (Premium Received — $88,736)			(90,212)

	Par (000)
Borrowed Bonds — (0.1)%

U.S. Treasury Obligations — (0.1)%
U.S. Treasury Notes, 2.88%, 05/15/28	USD	749	(750,492)

Total Borrowed Bonds — (0.1)% (Proceeds: $744,459)			(750,492)

TBA Sale Commitments — (2.3)%(n)

Mortgage-Backed Securities — (2.3)%
Federal Home Loan Mortgage Corp.:
3.00%, 07/15/48		53	(51,297)
3.50%, 07/15/33		29	(29,325)

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association:
2.00%, 02/25/29	USD	274	$(259,477)
2.50%, 04/25/29		413	(401,483)
3.00%, 05/25/44		42	(40,686)
3.50%, 10/25/27 - 04/25/44		4,069	(4,050,925)
4.00%, 07/25/33 - 09/25/43		4,685	(4,778,203)
5.00%, 04/25/37		8	(8,474)
5.50%, 08/25/34		615	(659,443)
6.00%, 10/25/34		280	(306,250)
Government National Mortgage Association:
3.00%, 07/15/48		169	(165,339)
4.50%, 09/15/39		500	(519,692)

Total TBA Sale Commitments — (2.3)% (Proceeds: $11,241,986)			(11,270,594)

Total Investments Net of Options Written, Borrowed Bonds and TBA Sale Commitments — 102.8% (Cost: $501,766,967)			515,042,104
Liabilities in Excess of Other Assets — (2.8)%			(14,218,132)

Net Assets — 100.0%			$500,823,972

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Non-income producing security.
(g)	Security, or a portion of the security, is on loan.
(h)	Perpetual security with no stated maturity date.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(k)	When-issued security.
(l)	Zero-coupon bond.
(m)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(n)	Represents or includes a TBA transaction.
(o)	All or a portion of security has been pledged in connection with outstanding futures contracts.
(p)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(q)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(r)	The amount to be repurchased assumes the maturity will be the day after the period end.
(s)	Issuer is a U.S. branch of a foreign domiciled bank.
(t)	Rates are discount rates or a range of discount rates at the time of purchase.
(u)	Annualized 7-day yield as of period end.
(v)	Security was purchased with the cash collateral from loaned securities.

(w)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Shares Purchased	Shares Sold		Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	41,993,401	—	(6,455,582	)(b)	35,537,819	$35,537,819	$305,706		$—	$—
SL Liquidity Series, LLC, Money Market Series	6,750,211	—	(5,348,076	)(b)	1,402,135	1,402,275	6498	(c)	2,246	140
iShares Edge MSCI Multifactor USA ETF	297,982	—	(285,964)		12,018	384,216	3,055		239,276	5,649
iShares iBoxx $ High Yield Corporate Bond ETF	18,780	19,000	(37,780)		—	—	13,530		15,394	2,850
iShares J.P. Morgan USD Emerging Markets Bond ETF	—	15,412	—		15,412	1,645,538	6,960		—	93,440

						$38,969,848	$335,749		$256,916	$102,079

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas SA	1.97%	06/29/18	07/02/18	$1,405,755	$1,405,909	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	2.15	06/29/18	07/02/18	1,662,210	1,662,408	U.S. Treasury Obligations	Overnight
JP Morgan Securities LLC	2.10	06/29/18	07/02/18	2,920,344	2,920,685	U.S. Treasury Obligations	Overnight

				$5,988,309	$5,989,002

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	49	09/13/18	$9,865	$(54,437)
U.S. Treasury 10 Year Note	203	09/19/18	24,398	134,109
U.S. Treasury 10 Year Ultra Note	19	09/19/18	2,436	19,266
U.S. Treasury Long Bond	2	09/19/18	290	1,163
U.S. Treasury 2 Year Note	175	09/28/18	37,070	2,924
U.S. Treasury 5 Year Note	115	09/28/18	13,066	(61,449)

				41,576

Short Contracts
Euro-Bund	40	09/06/18	7,593	(80,117)
U.S. Treasury Ultra Bond	172	09/19/18	27,445	(841,526)
S&P 500 E-Mini Index	59	09/21/18	8,029	152,156
90-Day Eurodollar	1	12/14/20	243	99

				(769,388)

				$(727,812)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	141,659	USD	30,200	Barclays Bank plc	07/02/18	$637
TRY	253,609	USD	54,360	BNP Paribas SA	07/02/18	847
USD	50,000	ARS	1,074,150	BNP Paribas SA	07/02/18	12,864
USD	84,560	TRY	386,284	BNP Paribas SA	07/02/18	473
EUR	100,000	USD	116,545	Bank of America NA	07/03/18	235
USD	116,000	BRL	436,120	Goldman Sachs International	07/03/18	3,475
USD	47,000	BRL	174,417	UBS AG	07/03/18	1,998
USD	105,537	CLP	66,425,400	JP Morgan Chase Bank NA	07/03/18	3,875
USD	122,863	EUR	100,000	Goldman Sachs International	07/03/18	6,083
USD	169,633	CLP	107,640,000	Deutsche Bank AG	07/05/18	4,892
USD	115,805	EUR	98,000	Goldman Sachs International	07/05/18	1,344
USD	45,300	ZAR	576,782	BNP Paribas SA	07/05/18	3,263
USD	45,300	ZAR	611,454	Royal Bank of Scotland	07/05/18	736
USD	342,500	RUB	21,335,010	JP Morgan Chase Bank NA	07/09/18	2,990
USD	111,450	ZAR	1,490,636	Barclays Bank plc	07/10/18	2,878
USD	43,000	ZAR	547,464	BNP Paribas SA	07/10/18	3,125
USD	53,750	ZAR	680,744	Goldman Sachs International	07/10/18	4,167
USD	40,000	ZAR	527,684	Morgan Stanley & Co. International plc	07/10/18	1,566
RUB	5,218,000	USD	81,621	Morgan Stanley & Co. International plc	07/12/18	1,387
RUB	3,145,039	USD	49,099	UBS AG	07/12/18	932
TWD	1,217,640	USD	40,000	Barclays Bank plc	07/12/18	6
USD	40,000	BRL	150,520	Goldman Sachs International	07/12/18	1,206
USD	454,431	RUB	26,493,106	BNP Paribas SA	07/12/18	32,979
USD	40,000	TWD	1,214,600	BNP Paribas SA	07/12/18	94
MXN	1,230,964	USD	61,000	Barclays Bank plc	07/13/18	882
RUB	2,516,657	USD	40,000	Goldman Sachs International	07/13/18	30
USD	33,000	RUB	2,074,380	BNP Paribas SA	07/13/18	4
TRY	69,955	USD	15,000	Citibank NA	07/16/18	143
TRY	233,151	USD	50,000	JP Morgan Chase Bank NA	07/16/18	471
TRY	163,240	USD	35,000	Royal Bank of Scotland	07/16/18	337
USD	32,414	TRY	142,817	Deutsche Bank AG	07/16/18	1,498
USD	67,586	TRY	297,510	Morgan Stanley & Co. International plc	07/16/18	3,183
USD	190,000	MXN	3,775,262	Morgan Stanley & Co. International plc	07/17/18	336
MXN	2,094,305	USD	102,000	Deutsche Bank AG	07/19/18	3,181
USD	102,000	MXN	1,868,028	UBS AG	07/19/18	8,183

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	40,000	COP	115,160,000	UBS AG	07/23/18	$748
SGD	81,747	USD	60,000	Standard Chartered Bank	07/25/18	23
USD	30,000	SGD	39,982	Standard Chartered Bank	07/25/18	643
USD	30,000	ARS	642,900	BNP Paribas SA	07/31/18	8,453
USD	25,000	ARS	535,750	Citibank NA	07/31/18	7,044
USD	52,000	ARS	1,130,398	JP Morgan Chase Bank NA	07/31/18	14,115
USD	51,750	CLP	32,518,665	Credit Suisse International	07/31/18	1,977
USD	13,437	ZAR	171,105	Bank of America NA	07/31/18	1,010
USD	33,594	ZAR	427,235	Barclays Bank plc	07/31/18	2,562
USD	5,375	ZAR	68,419	JP Morgan Chase Bank NA	07/31/18	406
USD	33,594	ZAR	427,402	Royal Bank of Scotland	07/31/18	2,550
MXN	1,817,300	USD	90,600	Morgan Stanley & Co. International plc	08/02/18	463
USD	335,600	BRL	1,249,909	Goldman Sachs International	08/02/18	14,287
USD	44,160	CNY	282,340	Standard Chartered Bank	08/03/18	1,645
USD	59,027	ZAR	734,274	Citibank NA	08/03/18	5,716
USD	342,500	RUB	21,446,322	JP Morgan Chase Bank NA	08/07/18	2,330
USD	12,000	ARS	329,280	BNP Paribas SA	08/08/18	1,052
USD	63,000	ARS	1,664,384	JP Morgan Chase Bank NA	08/08/18	7,662
USD	89,722	EUR	76,500	Barclays Bank plc	08/08/18	142
MXN	610,626	USD	30,500	Barclays Bank plc	08/10/18	57
MXN	1,230,806	USD	61,000	Royal Bank of Scotland	08/10/18	592
USD	30,500	MXN	602,003	Goldman Sachs International	08/10/18	374
USD	1,638,129	JPY	180,726,536	Royal Bank of Scotland	08/13/18	1,100
USD	342,576	ZAR	4,350,802	Barclays Bank plc	08/16/18	27,257
ZAR	629,460	USD	45,432	HSBC Bank plc	08/16/18	188
USD	58,167	IDR	814,750,106	BNP Paribas SA	08/20/18	1,609
USD	184,664	IDR	2,587,087,223	Deutsche Bank AG	08/20/18	5,074
USD	211,429	IDR	2,998,148,970	JP Morgan Chase Bank NA	08/20/18	3,303
USD	180,154	TRY	731,503	BNP Paribas SA	08/20/18	24,263
USD	247,005	TRY	995,497	Citibank NA	08/20/18	34,856
MXN	3,600,000	USD	171,505	Barclays Bank plc	08/22/18	8,288
MXN	113,273	USD	5,510	Goldman Sachs International	08/22/18	148
USD	160,200	IDR	2,289,418,200	Deutsche Bank AG	08/31/18	1,617
USD	1,697,840	JPY	185,568,000	Barclays Bank plc	09/11/18	13,392
RUB	443,184	USD	7,000	Barclays Bank plc	09/12/18	3
USD	84,000	ARS	1,881,785	BNP Paribas SA	09/14/18	23,642
USD	12,000	ARS	363,000	Citibank NA	09/17/18	391
AUD	170,000	USD	125,389	Goldman Sachs International	09/19/18	450
AUD	89,000	USD	65,650	Morgan Stanley & Co. International plc	09/19/18	230
CAD	315,548	EUR	204,000	JP Morgan Chase Bank NA	09/19/18	683
CAD	225,762	USD	170,000	Barclays Bank plc	09/19/18	1,960
CHF	170,000	SEK	1,515,790	Morgan Stanley & Co. International plc	09/19/18	2,582
CHF	42,565	USD	43,000	Deutsche Bank AG	09/19/18	279
CHF	47,420	USD	48,000	Morgan Stanley & Co. International plc	09/19/18	216
EUR	35,000	USD	40,939	Barclays Bank plc	09/19/18	180
EUR	20,000	USD	23,302	State Street Bank and Trust Co.	09/19/18	195
GBP	85,000	USD	111,976	JP Morgan Chase Bank NA	09/19/18	602
GBP	8,000	USD	10,577	Royal Bank of Canada	09/19/18	19
MXN	2,207,824	CAD	136,000	BNP Paribas SA	09/19/18	6,197
NOK	350,331	USD	43,000	Bank of America NA	09/19/18	152
NOK	723,811	USD	89,000	JP Morgan Chase Bank NA	09/19/18	155
SEK	348,447	USD	39,000	Bank of America NA	09/19/18	141
USD	10,613	GBP	8,000	Bank of America NA	09/19/18	17
USD	39,000	JPY	4,282,320	Goldman Sachs International	09/19/18	105
USD	43,000	NOK	348,216	BNP Paribas SA	09/19/18	109
USD	7,586	NZD	11,000	Barclays Bank plc	09/19/18	135
USD	3,000	SEK	26,423	Bank of America NA	09/19/18	33
USD	39,000	SEK	346,615	Goldman Sachs International	09/19/18	66
USD	570,680	EUR	440,000	Deutsche Bank AG	12/13/19	32,905
USD	574,376	EUR	440,000	Deutsche Bank AG	02/25/20	32,988
USD	594,031	JPY	59,510,000	HSBC Bank plc	03/16/20	27,181

						436,862

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	1,293,010	USD	50,000	BNP Paribas SA	07/02/18	$(5,298)
BRL	70,251	USD	18,800	Barclays Bank plc	07/03/18	(674)
BRL	1,087,905	USD	294,260	BNP Paribas SA	07/03/18	(13,564)
BRL	106,963	USD	28,200	UBS AG	07/03/18	(602)
CLP	66,425,400	USD	104,979	JP Morgan Chase Bank NA	07/03/18	(3,317)
USD	30,000	BRL	118,500	Deutsche Bank AG	07/03/18	(575)
USD	117,660	BRL	459,909	Goldman Sachs International	07/03/18	(1,003)
USD	30,600	BRL	119,891	UBS AG	07/03/18	(334)
CLP	107,640,000	USD	168,991	Deutsche Bank AG	07/05/18	(4,250)
ZAR	580,402	USD	45,300	BNP Paribas SA	07/05/18	(3,000)
ZAR	580,289	USD	45,300	Goldman Sachs International	07/05/18	(3,008)
RUB	21,382,275	USD	342,500	JP Morgan Chase Bank NA	07/09/18	(2,238)
ZAR	974,846	USD	75,200	BNP Paribas SA	07/10/18	(4,196)
ZAR	452,758	USD	33,205	Deutsche Bank AG	07/10/18	(227)
ZAR	1,229,220	USD	96,795	Goldman Sachs International	07/10/18	(7,264)
ZAR	546,822	USD	43,000	Morgan Stanley & Co. International plc	07/10/18	(3,172)
BRL	150,920	USD	40,000	BNP Paribas SA	07/12/18	(1,103)
RUB	5,890,314	USD	94,715	Bank of America NA	07/12/18	(1,012)
RUB	12,239,752	USD	196,442	Citibank NA	07/12/18	(1,732)
TWD	1,210,400	USD	40,000	JP Morgan Chase Bank NA	07/12/18	(232)
USD	61,000	MXN	1,225,324	Royal Bank of Scotland	07/13/18	(598)
USD	7,000	RUB	440,441	Barclays Bank plc	07/13/18	(6)
MXN	1,271,766	USD	64,000	Goldman Sachs International	07/17/18	(108)
USD	198,400	MXN	3,961,413	Citibank NA	07/23/18	(423)
SGD	121,480	USD	90,000	Standard Chartered Bank	07/25/18	(803)
JPY	5,451,700	USD	49,700	Standard Chartered Bank	07/27/18	(378)
USD	38,400	TRY	182,446	Deutsche Bank AG	07/27/18	(905)
USD	95,000	KRW	106,400,000	JP Morgan Chase Bank NA	07/30/18	(595)
ARS	2,164,352	USD	81,244	BNP Paribas SA	07/31/18	(8,707)
CLP	32,524,875	USD	51,750	Royal Bank of Scotland	07/31/18	(1,967)
ZAR	453,448	USD	33,594	Deutsche Bank AG	07/31/18	(659)
BRL	372,453	USD	102,000	BNP Paribas SA	08/02/18	(6,254)
BRL	534,605	USD	143,000	JP Morgan Chase Bank NA	08/02/18	(5,569)
USD	30,200	TRY	143,477	Barclays Bank plc	08/02/18	(629)
CNY	282,933	USD	44,160	Deutsche Bank AG	08/03/18	(1,556)
USD	116,816	EUR	100,000	Bank of America NA	08/03/18	(235)
ZAR	123,241	USD	9,060	Royal Bank of Scotland	08/03/18	(112)
RUB	9,327,400	USD	149,000	BNP Paribas SA	08/07/18	(1,054)
ARS	497,700	USD	21,000	BNP Paribas SA	08/08/18	(4,452)
ARS	490,000	USD	21,000	JP Morgan Chase Bank NA	08/08/18	(4,708)
USD	50,000	IDR	723,000,000	JP Morgan Chase Bank NA	08/09/18	(298)
COP	113,283,600	USD	40,000	Goldman Sachs International	08/10/18	(1,417)
TWD	1,212,840	USD	40,000	BNP Paribas SA	08/10/18	(92)
ZAR	1,123,933	USD	82,550	Barclays Bank plc	08/10/18	(1,027)
ZAR	1,193,052	USD	87,148	Bank of America NA	08/16/18	(683)
IDR	969,977,106	USD	68,183	Citibank NA	08/20/18	(850)
IDR	969,980,000	USD	68,069	Goldman Sachs International	08/20/18	(735)
IDR	955,500,000	USD	67,057	Nomura International plc	08/20/18	(728)
TRY	1,727,000	USD	444,227	BNP Paribas SA	08/20/18	(76,188)
RUB	7,839,279	USD	124,921	Bank of America NA	08/21/18	(771)
RUB	5,145,546	USD	82,079	Credit Suisse International	08/21/18	(590)
USD	185,369	MXN	3,713,273	Deutsche Bank AG	08/22/18	(81)
USD	50,000	COP	148,180,000	Royal Bank of Scotland	08/27/18	(427)
USD	41,275	ZAR	574,096	Goldman Sachs International	08/27/18	(269)
IDR	1,880,579,000	USD	134,500	Deutsche Bank AG	08/31/18	(4,236)
CLP	16,210,000	USD	25,000	JP Morgan Chase Bank NA	09/05/18	(190)
CLP	16,252,500	USD	25,000	UBS AG	09/05/18	(125)
ARS	686,700	USD	25,200	BNP Paribas SA	09/14/18	(3,174)
ARS	810,900	USD	30,000	Citibank NA	09/14/18	(3,990)
ARS	778,464	USD	28,800	JP Morgan Chase Bank NA	09/14/18	(3,831)
ARS	334,200	USD	12,000	BNP Paribas SA	09/17/18	(1,312)
CAD	136,000	MXN	2,182,732	Bank of America NA	09/19/18	(4,949)
JPY	4,270,461	USD	39,000	Bank of America NA	09/19/18	(213)
NZD	11,000	USD	7,500	Royal Bank of Scotland	09/19/18	(50)

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	1,531,142	CHF	170,000	Deutsche Bank AG	09/19/18	$(858)
SEK	26,554	USD	3,000	Deutsche Bank AG	09/19/18	(17)
USD	125,700	AUD	170,000	Citibank NA	09/19/18	(139)
USD	65,631	AUD	89,000	Royal Bank of Canada	09/19/18	(249)
USD	170,000	CAD	225,801	Goldman Sachs International	09/19/18	(1,990)
USD	48,000	CHF	47,419	Goldman Sachs International	09/19/18	(215)
USD	43,000	CHF	42,450	Morgan Stanley & Co. International plc	09/19/18	(162)
USD	40,813	EUR	35,000	Morgan Stanley & Co. International plc	09/19/18	(306)
USD	111,479	GBP	85,000	UBS AG	09/19/18	(1,098)
USD	89,000	NOK	727,598	Barclays Bank plc	09/19/18	(623)
MXN	3,738,451	USD	192,000	HSBC Bank plc	11/26/18	(8,081)

						(216,483)

	Net Unrealized Appreciation					$220,379

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	Down and Out	Deutsche Bank AG	—	07/19/18	BRL	3.68	BRL	3.55	USD	91	$48
USD Currency	One-Touch	Deutsche Bank AG	—	07/20/18	TRY	4.30	TRY	4.30	USD	5	43
USD Currency	One-Touch	BNP Paribas SA	—	07/20/18	ZAR	11.60	ZAR	11.60	USD	7	—
USD Currency	One-Touch	Morgan Stanley & Co. International plc	—	07/24/18	TRY	4.30	TRY	4.30	USD	7	343
USD Currency	Down and Out	Morgan Stanley & Co. International plc	—	08/10/18	TRY	4.65	TRY	4.38	USD	72	1,463
USD Currency	One-Touch	Deutsche Bank AG	—	08/20/18	BRL	3.50	BRL	3.50	USD	4	141
USD Currency	One-Touch	Morgan Stanley & Co. International plc	—	10/25/18	MXN	16.50	MXN	16.50	USD	9	211

											$2,249

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Citibank NA	07/03/18	ZAR	15.00	EUR	27	$2,086
USD Currency	Morgan Stanley & Co. International plc	07/06/18	ZAR	13.10	USD	88	4,163
USD Currency	Deutsche Bank AG	07/09/18	TWD	30.15	USD	80	878
USD Currency	Deutsche Bank AG	07/19/18	MXN	21.50	USD	37	28
USD Currency	JP Morgan Chase Bank NA	07/19/18	MXN	20.00	USD	61	815
USD Currency	JP Morgan Chase Bank NA	07/19/18	ZAR	12.70	USD	79	6,258
USD Currency	Nomura International PLC	07/20/18	TWD	30.27	USD	71	622
USD Currency	Bank of America NA	07/23/18	SGD	1.35	USD	120	1,458
JPY Currency	HSBC Bank plc	07/25/18	KRW	10.30	JPY	8,000	302
USD Currency	Barclays Bank plc	07/27/18	CAD	1.34	USD	71	157
USD Currency	Barclays Bank plc	07/27/18	CAD	1.30	USD	71	994
USD Currency	Deutsche Bank AG	08/09/18	BRL	3.75	USD	69	2,840
USD Currency	Deutsche Bank AG	08/13/18	MXN	21.00	USD	170	1,011
USD Currency	Deutsche Bank AG	08/16/18	MXN	21.00	USD	170	1,105
JPY Currency	HSBC Bank plc	08/24/18	KRW	10.45	JPY	13,600	741

							23,458

Put
EUR Currency	Citibank NA	07/03/18	ZAR	14.60	EUR	27	—
USD Currency	HSBC Bank plc	07/05/18	IDR	14,000.00	USD	45	7
USD Currency	Deutsche Bank AG	07/20/18	RUB	61.00	USD	151	237
USD Currency	Goldman Sachs International	07/20/18	BRL	3.50	USD	453	9
USD Currency	JP Morgan Chase Bank NA	07/20/18	IDR	14,020.00	USD	151	196
EUR Currency	BNP Paribas SA	07/23/18	PLN	4.25	EUR	121	30
USD Currency	Deutsche Bank AG	07/23/18	BRL	3.60	USD	91	36
USD Currency	Morgan Stanley & Co. International plc	07/24/18	TRY	4.75	USD	60	1,942
USD Currency	Morgan Stanley & Co. International plc	07/24/18	MXN	20.00	USD	136	2,915
USD Currency	Deutsche Bank AG	07/27/18	TRY	4.70	USD	60	1,459

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Deutsche Bank AG	08/01/18	KRW	1,095.00	USD	80	$352
USD Currency	Morgan Stanley & Co. International plc	08/03/18	MXN	19.50	USD	272	2,937
USD Currency	Deutsche Bank AG	08/13/18	MXN	18.50	USD	170	359
USD Currency	Deutsche Bank AG	08/16/18	INR	68.00	USD	88	328
USD Currency	Deutsche Bank AG	08/16/18	MXN	18.50	USD	170	381
USD Currency	Morgan Stanley & Co. International plc	08/20/18	MXN	19.50	USD	3,399	43,241
USD Currency	BNP Paribas SA	08/22/18	ZAR	12.45	USD	151	106
USD Currency	JP Morgan Chase Bank NA	08/27/18	ZAR	12.45	USD	151	133
USD Currency	Deutsche Bank AG	09/04/18	ZAR	12.55	USD	91	145
USD Currency	Goldman Sachs International	09/12/18	TRY	4.48	USD	61	455
USD Currency	Citibank NA	09/13/18	MXN	19.50	USD	61	901
USD Currency	Deutsche Bank AG	09/13/18	MXN	19.50	USD	61	898
USD Currency	JP Morgan Chase Bank NA	09/13/18	IDR	13,800.00	USD	73	105
USD Currency	Goldman Sachs International	09/18/18	MXN	20.50	USD	95	3,962
USD Currency	Morgan Stanley & Co. International plc	09/26/18	ZAR	12.90	USD	595	3,515
USD Currency	Morgan Stanley & Co. International plc	09/26/18	TRY	4.52	USD	608	5,902
USD Currency	Morgan Stanley & Co. International plc	10/04/18	MXN	18.00	USD	272	567
USD Currency	HSBC Bank plc	10/18/18	ZAR	12.63	USD	995	4,244
USD Currency	Citibank NA	10/19/18	TRY	4.50	USD	771	6,886

							82,248

							$105,706

OTC Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
2Y-10 CMS Index Cap	0.44%	Citibank NA	07/23/18	USD	53,390	$5	$26,695	$(26,690)
2Y-10 CMS Index Cap	0.34	Citibank NA	08/28/18	USD	13,095	99	8,577	(8,478)

						$104	$35,272	$(35,168)

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund
	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annual	JP Morgan Chase Bank NA	04/27/38	3.04%	USD	2,320	$130,970

Put
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	JP Morgan Chase Bank NA	04/27/38	3.04	USD	2,320	105,370

										$236,340

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Deutsche Bank AG	07/03/18	ZAR	15.00	EUR	27	$(2,091)
USD Currency	Deutsche Bank AG	07/09/18	TWD	30.85	USD	120	(90)
USD Currency	JP Morgan Chase Bank NA	07/19/18	MXN	20.00	USD	31	(417)
USD Currency	JP Morgan Chase Bank NA	07/19/18	MXN	22.50	USD	61	(4)
USD Currency	JP Morgan Chase Bank NA	07/19/18	ZAR	12.70	USD	79	(6,204)
JPY Currency	HSBC Bank plc	07/25/18	KRW	10.60	JPY	8,000	(88)
USD Currency	Barclays Bank plc	07/27/18	CAD	1.30	USD	71	(1,008)
USD Currency	Barclays Bank plc	07/27/18	CAD	1.36	USD	107	(72)
USD Currency	Deutsche Bank AG	08/09/18	BRL	3.95	USD	104	(1,505)
USD Currency	Deutsche Bank AG	08/13/18	MXN	21.00	USD	170	(1,009)
USD Currency	Deutsche Bank AG	08/16/18	MXN	21.00	USD	170	(1,104)

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	JP Morgan Chase Bank NA	08/23/18	ZAR	13.70	USD	79	$(2,458)
USD Currency	Goldman Sachs International	09/18/18	MXN	22.00	USD	95	(494)

							(16,544)

Put
EUR Currency	Deutsche Bank AG	07/03/18	ZAR	14.60	EUR	27	—
USD Currency	Morgan Stanley & Co. International plc	07/06/18	ZAR	12.20	USD	88	—
USD Currency	Deutsche Bank AG	07/12/18	MXN	19.50	USD	61	(452)
USD Currency	Goldman Sachs International	07/12/18	TRY	4.42	USD	61	(64)
USD Currency	Deutsche Bank AG	07/20/18	RUB	59.50	USD	227	(35)
USD Currency	Morgan Stanley & Co. International plc	07/24/18	TRY	4.45	USD	60	(192)
USD Currency	JP Morgan Chase Bank NA	08/01/18	KRW	1,060.00	USD	120	(31)
USD Currency	Morgan Stanley & Co. International plc	08/03/18	MXN	19.00	USD	408	(1,803)
USD Currency	Citibank NA	08/13/18	MXN	19.20	USD	61	(453)
USD Currency	Morgan Stanley & Co. International plc	08/20/18	MXN	18.50	USD	3,399	(8,255)

							(11,285)

							$(27,829)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.74%	Semi-Annual	JP Morgan Chase Bank NA	12/27/18	2.74%	USD 21,450	$(33,976)

Put
2-Year Interest Rate Swap	3.14%	Semi-Annual	3 month LIBOR	Quarterly	JP Morgan Chase Bank NA	12/27/18	3.14	USD 21,450	(28,407)

									$(62,383)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.30.V1	1.00%	Quarterly	06/20/23	USD	1,056	$(15,945)	$(17,957)	$2,012

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/20	USD	209	$(1,522)	$748	$(2,270)
United Mexican States	1.00	Quarterly	Bank of America NA	09/20/20	USD	209	(1,432)	1,194	(2,626)
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	23	1,651	669	982
Federative Republic of Brazil	1.00	Quarterly	BNP Paribas SA	06/20/23	USD	33	2,368	1,318	1,050
Federative Republic of Brazil	1.00	Quarterly	BNP Paribas SA	06/20/23	USD	33	2,368	1,318	1,050
Federative Republic of Brazil	1.00	Quarterly	Citibank NA	06/20/23	USD	51	3,660	3,988	(328)
Federative Republic of Brazil	1.00	Quarterly	Citibank NA	06/20/23	USD	35	2,511	2,041	470
Federative Republic of Brazil	1.00	Quarterly	Citibank NA	06/20/23	USD	33	2,368	2,593	(225)
Federative Republic of Brazil	1.00	Quarterly	Citibank NA	06/20/23	USD	32	2,296	2,508	(212)
Federative Republic of Brazil	1.00	Quarterly	Citibank NA	06/20/23	USD	32	2,296	2,502	(206)
Federative Republic of Brazil	1.00	Quarterly	Citibank NA	06/20/23	USD	30	2,153	1,224	929
Federative Republic of Brazil	1.00	Quarterly	Citibank NA	06/20/23	USD	32	2,296	2,528	(232)
Federative Republic of Brazil	1.00	Quarterly	Citibank NA	06/20/23	USD	36	2,583	2,099	484
Federative Republic of Brazil	1.00	Quarterly	Citibank NA	06/20/23	USD	39	2,795	2,336	459
Federative Republic of Brazil	1.00	Quarterly	Citibank NA	06/20/23	USD	20	1,435	565	870
Federative Republic of Brazil	1.00	Quarterly	Citibank NA	06/20/23	USD	35	2,514	2,028	486

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Federative Republic of Brazil	1.00%	Quarterly	Deutsche Bank AG	06/20/23	USD	17	$1,220	$463	$757
Federative Republic of Brazil	1.00	Quarterly	Goldman Sachs International	06/20/23	USD	36	2,583	2,054	529
Federative Republic of Brazil	1.00	Quarterly	HSBC Bank plc	06/20/23	USD	36	2,583	1,365	1,218
Federative Republic of Brazil	1.00	Quarterly	HSBC Bank plc	06/20/23	USD	43	3,085	1,621	1,464
Republic of Argentina	5.00	Quarterly	HSBC Bank plc	06/20/23	USD	14	(378)	(652)	274
Republic of Argentina	5.00	Quarterly	HSBC Bank plc	06/20/23	USD	14	(378)	(622)	244
Republic of Argentina	5.00	Quarterly	HSBC Bank plc	06/20/23	USD	19	(513)	(844)	331
Republic of South Africa	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/23	USD	43	2,154	1,115	1,039
Republic of the Philippines	1.00	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	251	(602)	(2,964)	2,362
Republic of Turkey	1.00	Quarterly	Deutsche Bank AG	06/20/23	USD	10	858	727	131
Republic of Turkey	1.00	Quarterly	Goldman Sachs International	06/20/23	USD	15	1,288	1,036	252
Republic of Turkey	1.00	Quarterly	HSBC Bank plc	06/20/23	USD	15	1,288	1,005	283
Republic of Turkey	1.00	Quarterly	HSBC Bank plc	06/20/23	USD	25	2,147	1,726	421
Republic of Turkey	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/23	USD	2	171	138	33
Republic of Turkey	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/23	USD	12	1,031	896	135
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	51	700	405	295
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	25	343	487	(144)
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	32	439	603	(164)
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	32	439	574	(135)
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	32	439	624	(185)
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	31	425	597	(172)
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	24	329	195	134
United Mexican States	1.00	Quarterly	Citibank NA	06/20/23	USD	31	425	244	181
United Mexican States	1.00	Quarterly	Citibank NA	06/20/23	USD	59	811	486	325
United Mexican States	1.00	Quarterly	Citibank NA	06/20/23	USD	47	645	385	260
United Mexican States	1.00	Quarterly	Citibank NA	06/20/23	USD	29	398	274	124
United Mexican States	1.00	Quarterly	Citibank NA	06/20/23	USD	33	453	636	(183)
United Mexican States	1.00	Quarterly	Deutsche Bank AG	06/20/23	USD	41	563	206	357
CMBX.NA.9.A	2.00	Monthly	Credit Suisse International	09/17/58	USD	50	987	863	124
CMBX.NA.9.A	2.00	Monthly	Credit Suisse International	09/17/58	USD	20	394	350	44
CMBX.NA.9.A	2.00	Monthly	Credit Suisse International	09/17/58	USD	78	1,539	1,235	304
CMBX.NA.9.A	2.00	Monthly	Goldman Sachs International	09/17/58	USD	10	198	187	11
CMBX.NA.9.A	2.00	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	20	394	375	19
CMBX.NA.9.AAA	0.50	Monthly	Credit Suisse International	09/17/58	USD	60	24	718	(694)
CMBX.NA.9.AAA	0.50	Monthly	Deutsche Bank AG	09/17/58	USD	50	19	607	(588)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	50	19	599	(580)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	40	16	480	(464)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	110	43	1,419	(1,376)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	100	(645)	(74)	(571)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	70	(452)	(10)	(442)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	120	(775)	—	(775)
CMBX.NA.6.BBB-	3.00	Monthly	JP Morgan Securities LLC	05/11/63	USD	20	2,068	1,919	149

							$57,115	$51,107	$6,008

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	209	$1,522	$(864)	$2,386
United Mexican States	1.00	Quarterly	JP Morgan Chase Bank NA	09/20/20	BBB+	USD	209	1,432	(1,043)	2,475
CMBX.NA.3.AM	0.50	Monthly	Credit Suisse International	12/13/49	NR	USD	670	(170)	(3,845)	3,675
CMBX.NA.3.AM	0.50	Monthly	Goldman Sachs International	12/13/49	NR	USD	1,320	(336)	(7,672)	7,336
CMBX.NA.4.AM	0.50	Monthly	Deutsche Bank AG	02/17/51	NR	USD	120	(26)	(664)	638
CMBX.NA.8.A	2.00	Monthly	Goldman Sachs International	10/17/57	NR	USD	20	(465)	(1,979)	1,514
CMBX.NA.8.A	2.00	Monthly	Goldman Sachs International	10/17/57	NR	USD	30	(697)	(1,644)	947
CMBX.NA.9.BBB-	3.00	Monthly	Credit Suisse International	09/17/58	NR	USD	60	(6,192)	(5,262)	(930)
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	NR	USD	30	(3,096)	(3,219)	123
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	NR	USD	23	(2,373)	(2,783)	410
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	21	(2,167)	(2,501)	334
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	10	(1,032)	(940)	(92)

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	5	$(516)	$(609)	$93
CMBX.NA.10.BBB-	3.00	Monthly	JP Morgan Securities LLC	11/17/59	NR	USD	5	(450)	(431)	(19)
CMBX.NA.6.BBB-	3.00	Monthly	Credit Suisse International	05/11/63	NR	USD	20	(2,068)	(1,587)	(481)

								$(16,634)	$(35,043)	$18,409

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Eurostat HICP Ex. Tobacco All Items Monthly	At Termination	1.63%	At Termination	06/15/28	EUR	660	$520	$—	$520

OTC Total Return — Volatility Swaps

Reference Entity	Volatility Strike Price (a)	Counterparty	Termination Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD Currency	8.90%	Deutsche Bank AG	02/26/19	USD	553	$(1,828)	$—	$(1,828)
USD Currency	8.90	Deutsche Bank AG	02/26/19	USD	278	(919)	—	(919)
USD Currency	8.73	Deutsche Bank AG	04/03/19	USD	553	(908)	—	(908)
USD Currency	8.90	Deutsche Bank AG	04/03/19	USD	272	(710)	—	(710)
USD Currency	8.90	Deutsche Bank AG	04/03/19	USD	272	(710)	—	(710)

						$(5,075)	$—	$(5,075)

(a)	At expiration, the Fund receives the difference between the realized volatility and predefined volatility strike price multiplied by the notional amount.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	12,895	$3,366	$—	$3,366
28 day MXIBTIIE	Monthly	7.66%	Monthly	N/A		02/22/21	MXN	4,572	(1,949)	—	(1,949)
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	2,077	3,007	—	3,007
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	1,575	2,267	—	2,267
28 day MXIBTIIE	Monthly	7.94%	Monthly	N/A		06/19/23	MXN	4,019	541	—	541
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	2,027	(8,941)	—	(8,941)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	65	(2,906)	—	(2,906)
6 month EURIBOR	Semi-Annual	0.94%	Annual	09/10/18	(a)	08/15/27	EUR	4,070	57,669	—	57,669
2.96%	Annual	6 month WIBOR	Semi-Annual	N/A		03/06/28	PLN	323	(649)	—	(649)
7.64%	Quarterly	3 month JIBAR	Quarterly	N/A		03/06/28	ZAR	1,350	4,132	—	4,132
7.66%	Quarterly	3 month JIBAR	Quarterly	N/A		03/06/28	ZAR	1,370	4,058	—	4,058
2.94%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/14/28	USD	30	(271)	—	(271)
2.89%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/19/28	USD	10	(47)	—	(47)
7.90%	Quarterly	3 month JIBAR	Quarterly	N/A		06/20/28	ZAR	949	1,863	—	1,863
7.92%	Quarterly	3 month JIBAR	Quarterly	N/A		06/20/28	ZAR	1,130	2,089	—	2,089
7.93%	Quarterly	3 month JIBAR	Quarterly	N/A		06/20/28	ZAR	1,140	2,068	—	2,068
7.94%	Quarterly	3 month JIBAR	Quarterly	N/A		06/20/28	ZAR	1,640	2,851	—	2,851
7.94%	Quarterly	3 month JIBAR	Quarterly	N/A		06/20/28	ZAR	1,140	2,010	—	2,010

									$71,158	$—	$71,158

(a)	Forwards Swap.

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
4.85%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	11/01/18	MXN	959	$606	$—	$606
28 day MXIBTIIE	Monthly	7.07%	Monthly	Citibank NA	11/21/18	MXN	4,102	(1,025)	—	(1,025)
28 day MXIBTIIE	Monthly	7.06%	Monthly	JP Morgan Chase Bank NA	11/21/18	MXN	4,922	(1,243)	—	(1,243)
28 day MXIBTIIE	Monthly	6.98%	Monthly	Citibank NA	11/28/18	MXN	7,000	(1,918)	—	(1,918)
28 day MXIBTIIE	Monthly	6.98%	Monthly	JP Morgan Chase Bank NA	11/28/18	MXN	3,971	(1,088)	—	(1,088)
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	550	(7,056)	—	(7,056)
5.73%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	01/03/25	MXN	940	5,313	—	5,313
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	836	(3,425)	—	(3,425)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	1,010	(4,441)	—	(4,441)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	3,807	17,097	—	17,097
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	116	(552)	—	(552)

								$2,268	$—	$2,268

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.10%
3 month JIBAR	Johannesburg Interbank Average Rate	6.96%
6 month EURIBOR	Euro Interbank Offered Rate	(0.27%)
6 month WIBOR	Warsaw Interbank Offered Rate	1.68%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Derivatives and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(17,957)	$88,453	$(14,763)	$—
OTC Derivatives	56,273	(40,209)	61,527	(39,917)	$—
Options Written	N/A	N/A	10,479	(11,955)	(90,212)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the

Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$152,156	$—	$157,561	$—	$309,717
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	436,862	—	—	436,862
Options purchased
Investments at value — unaffiliated(b)	—	—	—	107,955	236,444	—	344,399
Swaps — centrally cleared
Net unrealized appreciation(a)	—	2,012	—	—	85,921	520	88,453
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	94,784	—	—	23,016	—	117,800

	$—	$96,796	$152,156	$544,817	$502,942	$520	$1,297,231

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$54,437	$—	$983,092	$—	$1,037,529
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	216,483	—	—	216,483
Options written
Options written, at value	—	—	—	27,829	62,383	—	90,212
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	14,763	—	14,763
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	54,303	—	5,075	20,748	—	80,126

	$—	$54,303	$54,437	$249,387	$1,080,986	$—	$1,439,113

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,111,954	$—	$1,429,095	$—	$2,541,049
Forward foreign currency exchange contracts	—	—	—	21,249	—	—	21,249
Options purchased(a)	—	—	—	(226,648)	(21,857)	—	(248,505)
Options written	—	—	12,085	148,508	180,405	—	340,998
Swaps	—	(4,878)	—	—	(129,558)	(17,424)	(151,860)

	$—	$(4,878)	$1,124,039	$(56,891)	$1,458,085	$(17,424)	$2,502,931

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$93,499	$—	$(258,514)	$—	$(165,015)
Forward foreign currency exchange contracts	—	—	—	295,627	—	—	295,627
Options purchased(b)	—	—	—	102,076	83,946	—	186,022
Options written	—	—	—	(72,348)	(57,521)	—	(129,869)
Swaps	—	26,165	—	(5,075)	180,634	(3,922)	197,802

	$—	$26,165	$93,499	$320,280	$(51,455)	$(3,922)	$384,567

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$94,465,931
Average notional value of contracts — short	$48,131,673
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$13,455,062
Average amounts sold — in USD	$6,124,024
Options:
Average value of option contracts purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	$115,112
Average value of option contracts written . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	$48,263
Average notional value of swaption contracts purchased . . . . . . . . . . . . . . . . . . . . . .	$2,320,000
Average notional value of swaption contracts written . . . . . . . . . . . . . . . . . . . . . . . . ..	$39,900,000
Credit default swaps:
Average notional value — buy protection	$3,460,227
Average notional value — sell protection	$2,834,482
Interest rate swaps:
Average notional value — pays fixed rate	$3,493,572
Average notional value — receives fixed rate	$6,406,800
Inflation swaps:
Average notional value — receives fixed rate	$385,275
Total return swaps:
Average notional value	$1,379,500

For more information about the Fund’s risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$26,580	$—
Forward foreign currency exchange contracts	436,862	216,483
Options(a)	344,399	90,212
Swaps — Centrally cleared	—	1,244
Swaps — OTC(b)	117,800	80,126

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$925,641	$388,065
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(26,580)	(1,244)

Total derivative assets and liabilities subject to an MNA	$899,061	$386,821

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$12,545	$(12,545)	$—	$—	$—
Barclays Bank plc	65,095	(4,839)	—	—	60,256
BNP Paribas SA	123,846	(123,846)	—	—	—
Citibank NA	89,152	(16,357)	—	—	72,795
Citigroup Global Markets, Inc.	394		—	—	394
Credit Suisse International	9,290	(9,290)	—	—	—
Deutsche Bank AG	114,239	(40,907)	—	—	73,332
Goldman Sachs International	50,027	(27,862)	—	—	22,165
HSBC Bank plc	42,615	(10,287)	—	—	32,328
JP Morgan Chase Bank NA	286,024	(101,083)	—	—	184,941
JP Morgan Securities LLC	2,068	(450)	—	—	1,618
Morgan Stanley & Co. International plc	83,443	(20,452)	—	—	62,991
Nomura International PLC	622	(622)	—	—	—
Royal Bank of Canada	19	(19)	—	—	—
Royal Bank of Scotland	5,315	(3,154)	—	—	2,161
Standard Chartered Bank	2,311	(1,181)	—	—	1,130
State Street Bank and Trust Co.	195	—	—	—	195
UBS AG	11,861	(2,159)	—	—	9,702

	$899,061	$(375,053)	$—	$—	$524,008

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$15,330	$(12,545)	$—	$—	$2,785
Barclays Bank plc	4,839	(4,839)	—	—	—
BNP Paribas SA	128,394	(123,846)	—	—	4,548
Citibank NA	16,357	(16,357)	—	—	—
Credit Suisse International	13,389	(9,290)	—	—	4,099
Deutsche Bank AG	40,907	(40,907)	—	—	—
Goldman Sachs International	27,862	(27,862)	—	—	—
HSBC Bank plc	10,287	(10,287)	—	—	—
JP Morgan Chase Bank NA	101,083	(101,083)	—	—	—
JP Morgan Securities LLC	450	(450)	—	—	—
Morgan Stanley & Co. International plc	20,452	(20,452)	—	—	—
Nomura International plc	728	(622)	—	—	106
Royal Bank of Canada	249	(19)	—	—	230
Royal Bank of Scotland	3,154	(3,154)	—	—	—
Standard Chartered Bank	1,181	(1,181)	—	—	—
UBS AG	2,159	(2,159)	—	—	—

	$386,821	$(375,053)	$—	$—	$11,768

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$20,732,273	$1,220,516	$21,952,789
Common Stocks(a)	300,409,785	—	—	300,409,785
Corporate Bonds:
Aerospace & Defense	—	1,182,412	—	1,182,412
Air Freight & Logistics	—	152,871	—	152,871
Airlines	—	752,080	—	752,080
Auto Components	—	211,777	—	211,777
Automobiles	—	890,784	—	890,784
Banks	—	11,779,932	—	11,779,932
Beverages	—	641,043	—	641,043
Biotechnology	—	932,995	—	932,995
Building Products	—	65,267	—	65,267
Capital Markets	—	2,073,373	2,000,000	4,073,373
Chemicals	—	101,436	—	101,436
Commercial Services & Supplies	—	158,018	—	158,018
Communications Equipment	—	78,907	—	78,907
Consumer Finance	—	2,859,226	—	2,859,226
Containers & Packaging	—	105,487	—	105,487
Diversified Consumer Services	—	295,940	—	295,940
Diversified Financial Services	—	650,913	—	650,913
Diversified Telecommunication Services	—	2,317,999	—	2,317,999
Electric Utilities	—	2,590,466	—	2,590,466
Electrical Equipment	—	47,574	—	47,574
Electronic Equipment, Instruments & Components	—	204,207	—	204,207
Energy Equipment & Services	—	283,117	—	283,117
Equity Real Estate Investment Trusts (REITs)	—	676,847	—	676,847
Food & Staples Retailing	—	194,088	—	194,088
Food Products	—	126,636	—	126,636
Health Care Equipment & Supplies	—	970,225	—	970,225
Health Care Providers & Services	—	1,831,837	—	1,831,837
Hotels, Restaurants & Leisure	—	119,295	—	119,295
Household Durables	—	69,701	—	69,701
Industrial Conglomerates	—	120,145	—	120,145
Insurance	—	329,313	—	329,313
IT Services	—	466,921	—	466,921
Life Sciences Tools & Services	—	133,754	—	133,754
Media	—	2,077,267	—	2,077,267
Metals & Mining	—	258,831	—	258,831
Multi-Utilities	—	265,475	—	265,475
Oil, Gas & Consumable Fuels	—	3,994,051	—	3,994,051
Paper & Forest Products	—	45,068	—	45,068
Pharmaceuticals	—	1,028,774	—	1,028,774
Road & Rail	—	406,980	—	406,980
Semiconductors & Semiconductor Equipment	—	1,538,924	—	1,538,924
Software	—	1,290,505	—	1,290,505
Specialty Retail	—	114,393	—	114,393
Technology Hardware, Storage & Peripherals	—	699,100	—	699,100
Thrifts & Mortgage Finance	—	—	—	—
Tobacco	—	374,115	—	374,115
Trading Companies & Distributors	—	310,331	—	310,331
Wireless Telecommunication Services	—	966,212	—	966,212
Foreign Agency Obligations	—	380,390	—	380,390
Foreign Government Obligations	—	5,015,117	—	5,015,117
Investment Companies	2,029,754	—	—	2,029,754
Municipal Bonds	—	10,549,712	—	10,549,712
Non-Agency Mortgage-Backed Securities	—	12,154,088	1,225,111	13,379,199

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Balanced Capital Portfolio

	Level 1	Level 2	Level 3	Total
Other Interests	$—	$—	$—	$—
Preferred Securities:
Banks	454,549	—	—	454,549
Capital Markets	—	87,055	—	87,055
Consumer Finance	—	14,381	—	14,381
Industrial Conglomerates	—	98,500	—	98,500
Media	—	80,800	—	80,800
U.S. Government Sponsored Agency Securities	—	58,056,093	—	58,056,093
U.S. Treasury Obligations	—	20,477,297	—	20,477,297
Short-Term Securities:
Borrowed Bond Agreements	—	754,618	—	754,618
Certificates of Deposit	—	2,210,979	—	2,210,979
Commercial Paper	—	1,411,009	—	1,411,009
Foreign Government Obligations	—	3,722,270	—	3,722,270
Money Market Funds	35,537,819	—	—	35,537,819
Options Purchased:
Foreign currency exchange contracts	352	107,603	—	107,955
Interest rate contracts	—	236,444	—	236,444
Liabilities:
Borrowed Bonds	—	(750,492)	—	(750,492)
TBA Sale Commitments	—	(11,270,594)	—	(11,270,594)

Subtotal	$338,432,259	$170,852,155	$4,445,627	$513,730,041

Investments valued at NAV(b)				$1,402,275

Total Investments				$515,132,316

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$40,523	$—	$40,523
Equity contracts	152,156	—	—	152,156
Foreign currency exchange contracts	—	436,862	—	436,862
Interest rate contracts	157,561	108,937	—	266,498
Other Contracts	—	520	—	520
Liabilities:
Credit contracts	—	(14,094)	—	(14,094)
Equity contracts	(54,437)	—	—	(54,437)
Foreign currency exchange contracts	(31)	(249,356)	—	(249,387)
Interest rate contracts	(983,092)	(97,894)	—	(1,080,986)

	$(727,843)	$225,498	$—	$(502,345)

(a)	See above Schedule of Investments for values in each industry or country.
(b)	As of June 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $5,989,002 are categorized as level 2 within the disclosure hierarchy.

During the six months ended June 30, 2018, there were no transfers between Level 1 and Level 2.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) June 30, 2018	BlackRock Capital Appreciation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.4%

Aerospace & Defense — 1.0%
TransDigm Group, Inc.	5,673	$1,957,979

Automobiles — 1.1%
Tesla, Inc.(a)	6,043	2,072,447

Banks — 1.9%
Bank of America Corp.	67,008	1,888,955
First Republic Bank	18,082	1,750,157

		3,639,112
Beverages — 2.8%
Constellation Brands, Inc., Class A	16,287	3,564,736
Dr Pepper Snapple Group, Inc.	13,515	1,648,830

		5,213,566
Biotechnology — 0.9%
Vertex Pharmaceuticals, Inc.(a)	10,147	1,724,584

Capital Markets — 3.0%
E*TRADE Financial Corp.(a)	47,963	2,933,417
S&P Global, Inc.	13,865	2,826,935

		5,760,352
Chemicals — 1.8%
DowDuPont, Inc.	16,504	1,087,944
Sherwin-Williams Co. (The)	5,606	2,284,837

		3,372,781
Construction Materials — 1.2%
Vulcan Materials Co.	16,934	2,185,502

Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B(a)	12,415	2,317,260

Diversified Telecommunication Services — 0.4%
Zayo Group Holdings, Inc.(a)	20,810	759,149

Electrical Equipment — 0.4%
Rockwell Automation, Inc.	5,029	835,971

Equity Real Estate Investment Trusts (REITs) — 1.4%
SBA Communications Corp.(a)	16,372	2,703,345

Food Products — 0.8%
Bunge Ltd.	22,026	1,535,432

Health Care Equipment & Supplies — 3.9%
Becton Dickinson and Co.	16,087	3,853,802
Boston Scientific Corp.(a)	109,340	3,575,418

		7,429,220
Health Care Providers & Services — 4.5%
UnitedHealth Group, Inc.	35,041	8,596,959

Hotels, Restaurants & Leisure — 1.1%
Domino’s Pizza, Inc.	7,624	2,151,264

Household Durables — 0.7%
Mohawk Industries, Inc.(a)	6,578	1,409,468

Industrial Conglomerates — 1.8%
Honeywell International, Inc.	11,374	1,638,425
Roper Technologies, Inc.	6,385	1,761,685

		3,400,110
Internet & Direct Marketing Retail — 15.5%(a)
Amazon.com, Inc.	10,025	17,040,495
Booking Holdings, Inc.	2,840	5,756,936
Netflix, Inc.	16,847	6,594,421

		29,391,852

Security	Shares	Value
Internet Software & Services — 13.7%
Alibaba Group Holding Ltd., ADR(a)(b)	7,109	$1,318,933
Alphabet, Inc., Class A(a)	8,416	9,503,263
Facebook, Inc., Class A(a)	31,017	6,027,223
MercadoLibre, Inc.	8,580	2,564,819
Tencent Holdings Ltd.	130,100	6,533,024

		25,947,262
IT Services — 8.5%
Mastercard, Inc., Class A	20,697	4,067,374
PayPal Holdings, Inc.(a)	36,796	3,064,003
Visa, Inc., Class A	67,677	8,963,819

		16,095,196
Life Sciences Tools & Services — 1.5%
Illumina, Inc.(a)	10,175	2,841,776

Machinery — 0.2%
Xylem, Inc.	4,255	286,702

Oil, Gas & Consumable Fuels — 1.0%
Pioneer Natural Resources Co.	9,699	1,835,439

Pharmaceuticals — 0.9%
Zoetis, Inc.	20,964	1,785,923

Professional Services — 3.0%
CoStar Group, Inc.(a)(b)	8,111	3,346,842
Equifax, Inc.	19,125	2,392,729

		5,739,571
Road & Rail — 1.8%
Union Pacific Corp.	23,845	3,378,359

Semiconductors & Semiconductor Equipment — 3.5%
ASML Holding NV (Registered), NYRS	14,001	2,771,778
Broadcom, Inc.	3,797	921,304
NVIDIA Corp.(b)	12,584	2,981,150

		6,674,232
Software — 14.8%
Activision Blizzard, Inc.	31,164	2,378,436
Adobe Systems, Inc.(a)	17,809	4,342,012
Autodesk, Inc.(a)	21,468	2,814,240
Electronic Arts, Inc.(a)	25,441	3,587,690
Intuit, Inc.	4,734	967,180
Microsoft Corp.	109,678	10,815,348
salesforce.com, Inc.(a)	23,127	3,154,523

		28,059,429
Specialty Retail — 3.0%
Home Depot, Inc. (The)	11,164	2,178,096
Ulta Beauty, Inc.(a)	15,382	3,591,082

		5,769,178
Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	26,018	2,073,114

Total Common Stocks — 98.4% (Cost: $123,471,120)		186,942,534

Preferred Stocks — 0.6%(a)(c)(d)

Software — 0.6%
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $1,152,906)	188,076	1,087,079

Total Preferred Stocks — 0.6% (Cost: $1,152,906)		1,087,079

Total Long-Term Investments — 99.0% (Cost: $124,624,026)		188,029,613

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Capital Appreciation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 4.5%(e)(g)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%	2,753,144	$2,753,144
SL Liquidity Series, LLC, Money Market Series, 2.16%(f)	5,744,551	5,745,126

Total Short-Term Securities — 4.5% (Cost: $8,498,270)		8,498,270

Total Investments — 103.5% (Cost: $133,122,296)		196,527,883
Liabilities in Excess of Other Assets — (3.5)%		(6,627,719)

Net Assets — 100.0%		$189,900,164

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,087,079, representing 0.57% of its net assets as of period end, and an original cost of $1,152,906.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.

(g)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliates	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation Depreciation
BlackRock Liquidity Funds, T-Fund, Institutional Class	221,423	2,531,721	2,753,144	$2,753,144	$9,044		$—	$—
SL Liquidity Series, LLC, Money Market Series	8,905,737	(3,161,186)	5,744,551	5,745,126	11,800	(b)	543	322

				$8,498,270	$20,844		$543	$322

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$1,957,979	$—	$—	$1,957,979
Automobiles	2,072,447	—	—	2,072,447
Banks	3,639,112	—	—	3,639,112
Beverages	5,213,566	—	—	5,213,566
Biotechnology	1,724,584	—	—	1,724,584
Capital Markets	5,760,352	—	—	5,760,352
Chemicals	3,372,781	—	—	3,372,781
Construction Materials	2,185,502	—	—	2,185,502
Diversified Financial Services	2,317,260	—	—	2,317,260
Diversified Telecommunication Services	759,149	—	—	759,149
Electrical Equipment	835,971	—	—	835,971
Equity Real Estate Investment Trusts (REITs)	2,703,345	—	—	2,703,345
Food Products	1,535,432	—	—	1,535,432
Health Care Equipment & Supplies	7,429,220	—	—	7,429,220
Health Care Providers & Services	8,596,959	—	—	8,596,959
Hotels, Restaurants & Leisure	2,151,264	—	—	2,151,264
Household Durables	1,409,468	—	—	1,409,468
Industrial Conglomerates	3,400,110	—	—	3,400,110

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Capital Appreciation Portfolio

	Level 1	Level 2	Level 3	Total
Internet & Direct Marketing Retail	$29,391,852	$—	$—	$29,391,852
Internet Software & Services	19,414,238	6,533,024	—	25,947,262
IT Services	16,095,196	—	—	16,095,196
Life Sciences Tools & Services	2,841,776	—	—	2,841,776
Machinery	286,702	—	—	286,702
Oil, Gas & Consumable Fuels	1,835,439	—	—	1,835,439
Pharmaceuticals	1,785,923	—	—	1,785,923
Professional Services	5,739,571	—	—	5,739,571
Road & Rail	3,378,359	—	—	3,378,359
Semiconductors & Semiconductor Equipment	6,674,232	—	—	6,674,232
Software	28,059,429	—	—	28,059,429
Specialty Retail	5,769,178	—	—	5,769,178
Textiles, Apparel & Luxury Goods	2,073,114	—	—	2,073,114
Preferred Stocks	—	—	1,087,079	1,087,079
Short-Term Securities	2,753,144	—	—	2,753,144

Subtotal	$183,162,654	$6,533,024	$1,087,079	$190,782,757

Investments valued at NAV(a)				5,745,126

Total Investments				$196,527,883

(a)	As of June 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended June 30, 2018, there were no transfers between Level 1 and Level 2.

See notes to financial statements.

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) June 30, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 57.9%

Australia — 0.0%
AMP Ltd.	509	$1,339
Newcrest Mining Ltd.	16	260
Ramsay Health Care Ltd.	20	799
Rio Tinto Ltd.	38	2,348
Rio Tinto plc	72	3,968
South32 Ltd.	271	724
Stockland	424	1,246
Wesfarmers Ltd.	137	4,998
Woolworths Group Ltd.	173	3,907

		19,589
Belgium — 0.4%
Anheuser-Busch InBev SA	8,204	827,496

Brazil — 0.5%
Azul SA, ADR(a)(b)	35,455	580,044
Banco do Brasil SA(a)	191	1,402
Banco Santander Brasil SA	100	755
Hapvida Participacoes e Investimentos SA(a)(c)	14,577	111,140
JBS SA	928	2,203
Notre Dame Intermedica Participacoes SA(a)	34,691	193,784
Vale SA(a)	147	1,873

		891,201
Canada — 0.7%
Bank of Nova Scotia (The)	33	1,869
Canadian Natural Resources Ltd.	73	2,635
Enbridge, Inc.	8,587	306,993
Encana Corp.	56,602	738,656
Husky Energy, Inc.	197	3,070
Imperial Oil Ltd.	36	1,197
Manulife Financial Corp.	84	1,509
Royal Bank of Canada	100	7,530
Suncor Energy, Inc.	82	3,337
Teck Resources Ltd., Class B	159	4,050
Toronto-Dominion Bank (The)	32	1,852
TransCanada Corp.	7,533	325,925

		1,398,623
China — 1.3%
Agricultural Bank of China Ltd., Class H	4,000	1,867
Alibaba Group Holding Ltd., ADR(a)(b)	6,025	1,117,818
Autohome, Inc., ADR	1	101
BAIC Motor Corp. Ltd., Class H(a)(c)	2,000	1,904
Bank of China Ltd., Class H	4,000	1,984
Beijing Capital International Airport Co. Ltd., Class H	2,000	2,101
China Communications Services Corp. Ltd., Class H	4,000	2,528
China Construction Bank Corp., Class H(a)	4,000	3,660
China Mobile Ltd.	500	4,436
CITIC Ltd.	1,000	1,407
CNOOC Ltd.	3,000	5,141
Country Garden Holdings Co. Ltd.	1,000	1,753
Country Garden Services Holdings Co. Ltd.(a)	114	146
Dongfeng Motor Group Co. Ltd., Class H	2,000	2,108
Fosun International Ltd.	500	937
Guangzhou Automobile Group Co. Ltd., Class H	2,800	2,724
Industrial & Commercial Bank of China Ltd., Class H	4,000	2,983
Momo, Inc., ADR(a)	14	609
New Oriental Education & Technology Group, Inc., ADR	38	3,597
Ping An Healthcare and Technology Co. Ltd. (Acquired 05/03/18, cost $238,094)(a)(c)(d)(e)	33,756	207,645
SINA Corp.(a)	47	3,980
Tencent Holdings Ltd.	24,000	1,205,170
Want Want China Holdings Ltd.	78,000	69,360
Yum China Holdings, Inc.	25	961

Security	Shares	Value
China (continued)
Zhejiang Expressway Co. Ltd., Class H	2,000	$1,781

		2,646,701
Czech Republic — 0.0%
CEZ A/S	3,807	90,200

Denmark — 0.0%
Carlsberg A/S, Class B	12	1,412
Danske Bank A/S	80	2,492
Novo Nordisk A/S, Class B	6	277

		4,181
Finland — 0.0%
Nokia OYJ	910	5,220

France — 2.5%
AXA SA	15,703	383,684
BNP Paribas SA	62	3,835
Cie de Saint-Gobain	130	5,791
Cie Generale des Etablissements Michelin SCA	15	1,815
Credit Agricole SA	99	1,314
Danone SA	18,351	1,339,852
Dassault Aviation SA	215	408,815
Eiffage SA	397	43,131
Engie SA	211	3,228
L’Oreal SA	1	246
Safran SA	10,565	1,279,473
Sanofi	58	4,655
Societe Generale SA	61	2,564
Sodexo SA	7,329	731,611
TOTAL SA	24	1,458
TOTAL SA, ADR	345	20,893
Unibail-Rodamco-Westfield	2,937	646,694

		4,879,059
Germany — 1.5%
adidas AG	12	2,613
Allianz SE (Registered)	11	2,267
BASF SE	22	2,100
Bayer AG (Registered)	13,218	1,451,648
Deutsche Post AG (Registered)	96	3,119
Evonik Industries AG	5	171
Fresenius Medical Care AG & Co. KGaA	26	2,618
Fresenius SE & Co. KGaA	18,385	1,471,989
GEA Group AG	2,278	76,719
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	5	1,051
SAP SE	62	7,156
Siemens Healthineers AG(a)(c)	41	1,690

		3,023,141
Hong Kong — 0.8%
CK Infrastructure Holdings Ltd.	7,000	51,819
CLP Holdings Ltd.	8,000	86,171
Hang Lung Properties Ltd.	27,000	55,460
HKT Trust & HKT Ltd.(f)	41,000	52,300
Hong Kong Exchanges & Clearing Ltd.	100	2,993
I-CABLE Communications Ltd.(a)	7,664	120
Jardine Matheson Holdings Ltd.	1,500	94,520
Link REIT	9,000	82,074
Power Assets Holdings Ltd.	6,500	45,443
Sino Land Co. Ltd.	28,000	45,499
Sun Hung Kai Properties Ltd.	57,666	868,792
Swire Pacific Ltd., Class A	6,000	63,419
WH Group Ltd.(c)	3,500	2,832
Wharf Holdings Ltd. (The)	11,000	35,226
Wharf Real Estate Investment Co. Ltd.	9,000	63,907

		1,550,575

SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
India — 1.5%
Aurobindo Pharma Ltd.	115	$1,020
Coal India Ltd.	15,888	61,310
GAIL India Ltd.	197	979
HCL Technologies Ltd.	113	1,527
Hero MotoCorp Ltd.	1,649	83,612
Hindustan Petroleum Corp. Ltd.	1,018	3,863
Hindustan Unilever Ltd.	166	3,976
Housing Development Finance Corp. Ltd.	21,479	598,503
Indian Oil Corp. Ltd.	555	1,268
Infosys Ltd.	10	192
Kotak Mahindra Bank Ltd.	22,979	450,976
Maruti Suzuki India Ltd.	2,071	266,915
Oil & Natural Gas Corp. Ltd.	21,377	49,422
Reliance Industries Ltd.	66,350	942,696
State Bank of India(a)	47,019	178,253
Tata Motors Ltd.(a)	44	173
Titan Co. Ltd.	39	500
Vedanta Ltd.	227	783
Yes Bank Ltd.	44,012	218,697

		2,864,665
Indonesia — 0.1%
Siloam International Hospitals Tbk. PT(a)	293,132	106,814

Israel — 0.0%
Check Point Software Technologies Ltd.(a)	21	2,051

Italy — 0.9%
Atlantia SpA	12	354
Ei Towers SpA	5,867	324,418
Enel SpA	81,359	450,825
Eni SpA	120	2,225
Intesa Sanpaolo SpA(b)	304	879
Luxottica Group SpA	8,567	551,593
RAI Way SpA(c)	40,823	191,062
Snam SpA(b)	6,762	28,180
Telecom Italia SpA(a)	308,796	227,375
UniCredit SpA	115	1,906

		1,778,817
Japan — 8.4%
Aisin Seiki Co. Ltd.	4,420	201,254
Ajinomoto Co., Inc.	25,700	486,477
Alfresa Holdings Corp.	2,000	46,965
Alpine Electronics, Inc.	1,400	28,868
Asahi Kasei Corp.	25,000	317,036
Astellas Pharma, Inc.	53,950	821,043
Bridgestone Corp.	13,700	535,161
Canon Marketing Japan, Inc.	1,700	35,409
COMSYS Holdings Corp.	2,100	55,581
Daicel Corp.	7,500	82,851
Daikin Industries Ltd.	2,600	310,734
Daiwa House Industry Co. Ltd.	100	3,402
Denso Corp.	10,530	513,803
Dowa Holdings Co. Ltd.	900	27,709
East Japan Railway Co.	10,927	1,046,429
Exedy Corp.	1,200	37,142
Fujitsu Ltd.	1,000	6,052
GS Yuasa Corp.	8,000	36,425
Hino Motors Ltd.	3,600	38,388
Hitachi Chemical Co. Ltd.	2,700	54,355
Hitachi Ltd.	1,000	7,045
Hoya Corp.	12,301	697,823
Inpex Corp.	100	1,039
Japan Airlines Co. Ltd.	24,800	878,691
Japan Aviation Electronics Industry Ltd.	2,000	31,459

Security	Shares	Value
Japan (continued)
Japan Post Holdings Co. Ltd.	100	$1,094
JFE Holdings, Inc.	100	1,889
Kamigumi Co. Ltd.	1,900	39,436
KDDI Corp.	2,800	76,566
Keyence Corp.	100	56,401
Kinden Corp.	6,100	99,488
Koito Manufacturing Co. Ltd.	4,200	277,423
Kuraray Co. Ltd.	2,600	35,759
Kyudenko Corp.	1,000	48,190
Mabuchi Motor Co. Ltd.	1,400	66,448
Maeda Road Construction Co. Ltd.	2,000	37,966
Medipal Holdings Corp.	2,200	44,192
Mitsubishi Chemical Holdings Corp.	100	835
Mitsubishi Electric Corp.	71,400	947,329
Mitsubishi Tanabe Pharma Corp.	100	1,727
Mitsubishi UFJ Financial Group, Inc.	400	2,266
Murata Manufacturing Co. Ltd.	7,440	1,249,001
Nichias Corp.	3,000	37,516
Nippo Corp.	2,000	36,401
Nippon Telegraph & Telephone Corp.	1,420	64,508
Nippon Television Holdings, Inc.	4,500	75,847
Nitto Denko Corp.	13,700	1,034,315
Nomura Holdings, Inc.	300	1,452
Okumura Corp.	2,254	73,368
Otsuka Holdings Co. Ltd.	800	38,698
Panasonic Corp.	100	1,348
Rakuten, Inc.	400	2,700
Resona Holdings, Inc.	500	2,665
Rohm Co. Ltd.	5,560	464,619
Seino Holdings Co. Ltd.	2,700	47,777
Seven & i Holdings Co. Ltd.	700	30,531
Shimamura Co. Ltd.	300	26,375
Shin-Etsu Chemical Co. Ltd.	9,220	819,367
Shionogi & Co. Ltd.	100	5,131
Sony Corp.	100	5,121
Stanley Electric Co. Ltd.	1,200	40,860
Subaru Corp.	31,860	926,649
Suzuken Co. Ltd.	1,000	42,289
Suzuki Motor Corp.	17,861	984,286
Taisei Corp.	100	5,507
Toagosei Co. Ltd.	2,500	28,848
Toda Corp.	11,000	95,526
Toho Co. Ltd.	1,500	50,241
Tokio Marine Holdings, Inc.	7,102	332,255
Tokyo Gas Co. Ltd.	25,516	677,508
Tokyo Steel Manufacturing Co. Ltd.	7,200	63,875
Toray Industries, Inc.	26,900	212,318
Toyota Industries Corp.	10,314	577,334
TV Asahi Holdings Corp.	3,200	70,196
Ube Industries Ltd.	13,560	352,090
Unicharm Corp.	100	3,006
Yamato Kogyo Co. Ltd.	1,400	42,233

		16,559,911
Luxembourg — 0.0%
ArcelorMittal	17	496

Malaysia — 0.0%
Malaysia Airports Holdings Bhd.	13,200	28,756

Mexico — 0.0%
Cemex SAB de CV(a)	7,341	4,831
Grupo Financiero Banorte SAB de CV, Class O	200	1,176

		6,007

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Netherlands — 2.4%
ABN AMRO Group NV, CVA(b)(c)	17,605	$455,297
ING Groep NV	53,600	769,403
Koninklijke Ahold Delhaize NV	57	1,361
Koninklijke DSM NV	23	2,301
Koninklijke Philips NV	40,568	1,718,784
Royal Dutch Shell plc, Class A	28,746	997,606
Royal Dutch Shell plc, Class B	218	7,807
Royal Dutch Shell plc, ADR, Class A	11,632	805,283

		4,757,842
Norway — 0.0%
DNB ASA	69	1,344

Poland — 0.0%
PGE Polska Grupa Energetyczna SA(a)	1,048	2,605
Polski Koncern Naftowy ORLEN SA	71	1,590

		4,195
Portugal — 0.1%
Jeronimo Martins SGPS SA	1,987	28,621
NOS SGPS SA	26,156	143,067

		171,688
Singapore — 0.2%
CapitaLand Ltd.	143,800	332,825
ComfortDelGro Corp. Ltd.	33,700	57,997
Genting Singapore Ltd.	5,600	5,014
Singapore Telecommunications Ltd.	32,000	72,250

		468,086
South Africa — 0.0%
Anglo American plc	66	1,465
Kumba Iron Ore Ltd.	9	193
MTN Group Ltd.	80	629
Tiger Brands Ltd.	128	3,092

		5,379
South Korea — 0.8%
Coway Co. Ltd.	794	61,696
Doosan Bobcat, Inc.	10,120	290,594
Hana Financial Group, Inc.	54	2,074
Hyundai Mobis Co. Ltd.	1	190
Industrial Bank of Korea	151	2,082
KT&G Corp.	4,387	421,525
LG Chem Ltd.	295	88,296
LG Display Co. Ltd.	12	197
Lotte Chemical Corp.	3	935
POSCO	319	94,124
Samsung Electronics Co. Ltd.	10,905	456,806
Shinhan Financial Group Co. Ltd.	5	194
SK Hynix, Inc.	36	2,763
SK Innovation Co. Ltd.	8	1,449
SK Telecom Co. Ltd.	316	66,047
Woori Bank	76	1,108

		1,490,080
Spain — 0.3%
Aena SME SA(c)	33	5,975
Amadeus IT Group SA	8	629
Banco Bilbao Vizcaya Argentaria SA	267	1,883
CaixaBank SA	731	3,146
Cellnex Telecom SA(b)(c)	24,523	616,544
Repsol SA	108	2,108

		630,285
Sweden — 0.0%
Essity AB, Class B	127	3,124
Sandvik AB	145	2,561

Security	Shares	Value
Sweden (continued)
Skandinaviska Enskilda Banken AB, Class A	334	$3,161
Volvo AB, Class B	359	5,706

		14,552
Switzerland — 1.1%
Cie Financiere Richemont SA (Registered)	9	761
Glencore plc(a)	158	750
Nestle SA (Registered)	15,183	1,176,695
Novartis AG (Registered)	36	2,727
Roche Holding AG	41	9,096
Swatch Group AG (The) (Registered)	43	3,713
UBS Group AG (Registered)(a)	67,612	1,036,517

		2,230,259
Taiwan — 0.8%
Cathay Financial Holding Co. Ltd.	45,000	79,263
Cheng Shin Rubber Industry Co. Ltd.	26,341	39,620
Chunghwa Telecom Co. Ltd.	107,000	385,610
Far EasTone Telecommunications Co. Ltd.(a)	65,000	167,906
Formosa Chemicals & Fibre Corp.	18,000	71,627
Formosa Petrochemical Corp.(a)	13,000	52,154
Formosa Plastics Corp.	19,000	70,021
Fubon Financial Holding Co. Ltd.	50,000	83,656
Hon Hai Precision Industry Co. Ltd.(a)	30,200	82,297
Nan Ya Plastics Corp.	24,000	68,548
Nanya Technology Corp.	1,000	2,714
Taiwan Cooperative Financial Holding Co. Ltd.	1,000	585
Taiwan Mobile Co. Ltd.	56,000	202,881
Taiwan Semiconductor Manufacturing Co. Ltd.	12,000	85,213
Uni-President Enterprises Corp.	45,000	114,067

		1,506,162
Thailand — 0.2%
Advanced Info Service PCL	17,800	99,341
Intouch Holdings PCL, Class F	44,800	72,352
PTT Global Chemical PCL	37,500	82,547
Siam Cement PCL (The)	5,400	67,426
Thai Oil PCL	20,000	46,885

		368,551
Turkey — 0.0%
BIM Birlesik Magazalar A/S	63	920
Eregli Demir ve Celik Fabrikalari TAS	158	351
Turk Hava Yollari AO(a)	506	1,492

		2,763
United Arab Emirates — 0.5%
NMC Health plc	20,435	961,830

United Kingdom — 1.5%
Aviva plc	142	942
Barclays plc	246	608
Berkeley Group Holdings plc	688	34,271
BP plc	548	4,170
Diageo plc	29	1,042
Experian plc	15	370
GlaxoSmithKline plc	267	5,383
GW Pharmaceuticals plc, ADR(a)	910	126,981
HSBC Holdings plc	93,483	873,538
Imperial Brands plc	61	2,265
Legal & General Group plc	877	3,068
Liberty Global plc, Class A(a)	12,093	333,041
Lloyds Banking Group plc	7,470	6,198
Prudential plc	27	616
RELX plc	12	256
SSE plc	23	411
Unilever NV, CVA	54	3,009

SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
United Kingdom (continued)
Unilever plc	37	$2,044
Vodafone Group plc	537,480	1,301,933
Vodafone Group plc, ADR	9,574	232,744

		2,932,890
United States — 31.4%
AbbVie, Inc.	410	37,987
Acadia Healthcare Co., Inc.(a)(b)	8,630	353,053
Accenture plc, Class A	261	42,697
Activision Blizzard, Inc.	11	840
Adobe Systems, Inc.(a)	228	55,589
Aetna, Inc.	229	42,021
Agilent Technologies, Inc.	31	1,917
Air Products & Chemicals, Inc.	8,236	1,282,592
Allergan plc	23	3,835
Alliance Data Systems Corp.	45	10,494
Allstate Corp. (The)	32	2,921
Ally Financial, Inc.	545	14,317
Alphabet, Inc., Class A(a)	10	11,292
Alphabet, Inc., Class C(a)	1,924	2,146,511
Altria Group, Inc.	14,329	813,744
Amazon.com, Inc.(a)	1,313	2,231,837
Amdocs Ltd.	534	35,345
American Express Co.	2	196
American International Group, Inc.	3	159
American Tower Corp.	316	45,558
Ameriprise Financial, Inc.	159	22,241
AmerisourceBergen Corp.	4	341
Amgen, Inc.	239	44,117
Anadarko Petroleum Corp.	24,227	1,774,628
Anthem, Inc.	6,422	1,528,629
Aon plc	12	1,646
Apple, Inc.	22,483	4,161,828
Applied Materials, Inc.	67	3,095
AT&T, Inc.	109	3,500
Automatic Data Processing, Inc.	24	3,219
AutoZone, Inc.(a)	3	2,013
Bank of America Corp.	60,101	1,694,247
Bank of New York Mellon Corp. (The)	312	16,826
Baxter International, Inc.	1,159	85,581
BB&T Corp.	4	202
Berkshire Hathaway, Inc., Class B(a)	490	91,459
Biogen, Inc.(a)	940	272,826
Boeing Co. (The)	160	53,682
Booking Holdings, Inc.(a)	1	2,027
Boston Scientific Corp.(a)	52	1,700
Bristol-Myers Squibb Co.	97	5,368
Broadcom, Inc.	3	728
CA, Inc.	78	2,781
Capital One Financial Corp.	298	27,386
Cardinal Health, Inc.	16	781
Carnival Corp.	69	3,954
Caterpillar, Inc.	102	13,838
Celgene Corp.(a)	35	2,780
Charles Schwab Corp. (The)	22,939	1,172,183
Charter Communications, Inc., Class A(a)	4,930	1,445,525
Chevron Corp.	177	22,378
Chubb Ltd.	4,175	530,309
Cigna Corp.	32	5,438
Cisco Systems, Inc.	201	8,649
Citigroup, Inc.	15,308	1,024,411
Cloudera, Inc.(a)	31,066	423,740
CME Group, Inc.	12	1,967
Coca-Cola Co. (The)	69	3,026
Cognizant Technology Solutions Corp., Class A	54	4,265

Security	Shares	Value
United States (continued)
Colgate-Palmolive Co.	766	$49,644
Comcast Corp., Class A	66,446	2,180,093
Conagra Brands, Inc.	158	5,645
ConocoPhillips	111	7,728
Constellation Brands, Inc., Class A	177	38,740
Corning, Inc.	116	3,191
Costco Wholesale Corp.	78	16,300
Crown Holdings, Inc.(a)	411	18,396
CSX Corp.	143	9,121
Cummins, Inc.	16	2,128
CVS Health Corp.	20,547	1,322,199
Danaher Corp.	18	1,776
Dave & Buster’s Entertainment, Inc.(a)	3,962	188,591
Dell Technologies, Inc., Class V(a)	41	3,468
Delta Air Lines, Inc.	326	16,150
Discover Financial Services	431	30,347
DISH Network Corp., Class A(a)	1,731	58,179
Dollar General Corp.	1,025	101,065
Domo, Inc., Class B(a)	6,742	184,057
Domo Inc., Class B (Acquired 04/01/15-04/12/17, cost $469,893),(a)(d)(e)	3,715	96,376
DowDuPont, Inc.	27,853	1,836,070
Dropbox, Inc., Class A (Acquired 01/24/14, cost $695,990)(a)(d)(e)	24,291	769,598
DXC Technology Co.	20	1,612
Eaton Corp. plc	7	523
eBay, Inc.(a)	248	8,993
Edgewell Personal Care Co.(a)(b)	9,230	465,746
Edwards Lifesciences Corp.(a)	66	9,608
Electronic Arts, Inc.(a)	269	37,934
Emerson Electric Co.	9	622
Entergy Corp.	16	1,293
Equity Residential	37	2,357
Expedia Group, Inc.	60	7,211
Express Scripts Holding Co.(a)	68	5,250
Exxon Mobil Corp.	5,180	428,541
Facebook, Inc., Class A(a)	17,354	3,372,229
Fieldwood Energy, Inc.(a)(e)	2,201	80,337
Fifth Third Bancorp	10,540	302,498
FleetCor Technologies, Inc.(a)	4,509	949,821
Ford Motor Co.	82	908
Fortune Brands Home & Security, Inc.	781	41,932
Franklin Resources, Inc.	18	577
Freeport-McMoRan, Inc.	76	1,312
General Dynamics Corp.	84	15,658
General Electric Co.	23,948	325,932
General Mills, Inc.	58	2,567
General Motors Co.	72	2,837
Gilead Sciences, Inc.	15,422	1,092,494
Global Payments, Inc.	852	94,989
Goldman Sachs Group, Inc. (The)	136	29,998
Halliburton Co.	51	2,298
Hartford Financial Services Group, Inc. (The)(b)	1,100	56,243
HCA Healthcare, Inc.	8,973	920,630
Helmerich & Payne, Inc.(b)	315	20,084
Hewlett Packard Enterprise Co.	194	2,834
Hilton Worldwide Holdings, Inc.	11	871
Home Depot, Inc. (The)	290	56,579
HP, Inc.	259	5,877
Humana, Inc.	7	2,083
Huntsman Corp.	443	12,936
Hyatt Hotels Corp., Class A	74	5,709
Illinois Tool Works, Inc.	77	10,668
Ingersoll-Rand plc	35	3,141
Intel Corp.	816	40,563
International Business Machines Corp.	4,682	654,075

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
International Paper Co.	381	$19,842
Intuit, Inc.	230	46,990
Intuitive Surgical, Inc.(a)	7	3,349
Jawbone Health Hub, Inc. (Acquired 01/24/17, cost $0)(a)(d)(e)	6,968	—
Johnson & Johnson	7,196	873,163
JPMorgan Chase & Co.	4,755	495,471
Kimberly-Clark Corp.	23	2,423
Kinder Morgan, Inc.	148	2,615
KLA-Tencor Corp.	293	30,041
Kohl’s Corp.	263	19,173
Lam Research Corp.	20	3,457
Las Vegas Sands Corp.	89	6,796
Lear Corp.	167	31,030
Liberty Broadband Corp., Class A(a)	1,269	95,987
Liberty Broadband Corp., Class C(a)	5,408	409,494
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	4,550	204,978
Liberty Media Corp.-Liberty SiriusXM, Class C(a)	7,498	340,109
Lockheed Martin Corp.	6	1,773
Lookout, Inc. (Acquired 03/04/15, cost $16,643)(a)(d)(e)	1,457	291
Lowe’s Cos., Inc.	1,056	100,922
M&T Bank Corp.	7	1,191
Marathon Petroleum Corp.	692	48,551
Marsh & McLennan Cos., Inc.	6,366	521,821
Masco Corp.	972	36,372
Mastercard, Inc., Class A	567	111,427
McDonald’s Corp.	146	22,877
McKesson Corp.	114	15,208
Medtronic plc	755	64,636
Merck & Co., Inc.	1,041	63,189
MetLife, Inc.	1,993	86,895
MGM Resorts International	22,522	653,814
Micron Technology, Inc.(a)	408	21,396
Microsoft Corp.	36,605	3,609,619
Mohawk Industries, Inc.(a)	4,502	964,644
Mondelez International, Inc., Class A	1,405	57,605
Morgan Stanley	25,931	1,229,129
NextEra Energy Partners LP(b)	6,691	312,269
NextEra Energy, Inc.	6,303	1,052,790
NIKE, Inc., Class B	11	876
Norfolk Southern Corp.	8	1,207
Northrop Grumman Corp.	222	68,309
NVIDIA Corp.	12	2,843
Occidental Petroleum Corp.	25	2,092
Oracle Corp.	1,525	67,192
O’Reilly Automotive, Inc.(a)(b)	1,859	508,567
PACCAR, Inc.	12	744
Packaging Corp. of America	246	27,500
Paychex, Inc.	9	615
PepsiCo, Inc.	726	79,040
Perspecta, Inc.	9	185
Pfizer, Inc.	39,463	1,431,718
PG&E Corp.	37	1,575
Philip Morris International, Inc.	57	4,602
Phillips 66	311	34,928
Pioneer Natural Resources Co.	1,417	268,153
Procter & Gamble Co. (The)	14,715	1,148,653
Progressive Corp. (The)	3	177
Prologis, Inc.	52	3,416
Prudential Financial, Inc.	230	21,507
Pure Storage, Inc., Class A(a)	22,297	532,452
PVH Corp.	127	19,014
QUALCOMM, Inc.	22,992	1,290,311
Raytheon Co.	335	64,715
Red Hat, Inc.(a)	3	403

Security	Shares	Value
United States (continued)
Reinsurance Group of America, Inc.	185	$24,694
Republic Services, Inc.	5	342
Rockwell Automation, Inc.	73	12,135
Ross Stores, Inc.	233	19,747
Royal Caribbean Cruises Ltd.	157	16,265
Schlumberger Ltd.	4,291	287,626
Sempra Energy	3,602	418,228
Snap, Inc., Class A(a)(b)	26,704	349,555
St Joe Co. (The)(a)	13,246	237,766
State Street Corp.	168	15,639
Stryker Corp.	437	73,792
SunTrust Banks, Inc.	10,864	717,241
Symantec Corp.	39	805
Sysco Corp.	118	8,058
Target Corp.	80	6,090
Tenet Healthcare Corp.(a)	14,893	499,958
TESARO, Inc.(a)(b)	2,876	127,896
Texas Instruments, Inc.	42	4,631
Thermo Fisher Scientific, Inc.	241	49,921
Travelers Cos., Inc. (The)	624	76,340
Union Pacific Corp.	16	2,267
United Continental Holdings, Inc.(a)	12,349	861,096
United Rentals, Inc.(a)	216	31,886
UnitedHealth Group, Inc.	479	117,518
Valero Energy Corp.	540	59,848
VeriSign, Inc.(a)	319	43,837
Verizon Communications, Inc.	1,180	59,366
VF Corp.	66	5,380
Visa, Inc., Class A	799	105,828
Vistra Energy Corp.(a)	4,078	96,485
VMware, Inc., Class A(a)	36	5,291
Vornado Realty Trust	33	2,439
Walgreens Boots Alliance, Inc.	54	3,241
Walmart, Inc.	1,382	118,368
Walt Disney Co. (The)	153	16,036
Waste Management, Inc.	57	4,636
Wells Fargo & Co.	9,242	512,376
Western Digital Corp.	2,830	219,070
Weyerhaeuser Co.	100	3,646
Williams Cos., Inc. (The)	63,316	1,716,497
Wyndham Destinations, Inc.	331	14,653
Wyndham Hotels & Resorts, Inc.	231	13,590
Yum! Brands, Inc.	77	6,023
Zynga, Inc., Class A(a)	74,603	303,634

		62,025,322

Total Common Stocks — 57.9% (Cost: $101,557,548)		114,254,731

	Par (000)
Corporate Bonds — 2.5%

Australia — 0.2%
Quintis Ltd., 8.75%, 08/01/23(a)(c)(g)	USD	577	407,156

Belgium — 0.1%
Anheuser-Busch InBev Worldwide, Inc.:
3.50%, 01/12/24		90	89,444
4.00%, 04/13/28		145	144,663

			234,107
Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18(a)(c)(g)		167	4,170

SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/05/12(a)(g)(h)(i)	USD	300	$3,000

France — 0.1%
Danone SA, 2.59%, 11/02/23(c)		200	188,359

Germany — 0.2%
Bayer Capital Corp. BV, 5.63%, 11/22/19(c)(i)	EUR	300	374,864

India — 0.0%
REI Agro Ltd.(a)(e)(g)(i):
5.50%, 11/13/14(c)	USD	220	—
5.50%, 11/13/14		152	—

			—
Italy — 0.1%
Telecom Italia SpA, 5.30%, 05/30/24(c)		200	197,250

Luxembourg — 0.1%
Intelsat Jackson Holdings SA:
7.50%, 04/01/21		130	129,025
8.00%, 02/15/24(c)		45	47,250

			176,275
Singapore — 0.1%
CapitaLand Ltd., 1.95%, 10/17/23(c)(i)	SGD	250	181,881

Switzerland — 0.1%
UBS Group Funding Switzerland AG, 4.13%, 09/24/25(c)	USD	200	198,602

Turkey — 0.1%
Bio City Development Co. BV, 8.00%, 07/06/20(a)(c)(e)(g)(i)		800	182,000

United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17(a)(c)(g)(k)		418	378,661

United States — 1.2%
AbbVie, Inc., 2.90%, 11/06/22		136	131,970
AliphCom (Acquired 04/27/15-07/21/15, cost $945,000), 15.00%, 04/28/20(a)(d)(e)(g)(i)		945	—
AliphCom (Acquired 11/11/15, cost $48,000), 15.00%, 04/28/20(a)(d)(e)(g)(i)		48	—
Allergan Funding SCS, 3.45%, 03/15/22		135	132,838
Allergan Sales LLC, 5.00%, 12/15/21(c)		74	76,564
Ally Financial, Inc., 3.50%, 01/27/19		96	95,880
Amgen, Inc., 1.85%, 08/19/21		27	25,861
Apple, Inc.:
3.35%, 02/09/27		247	241,195
3.20%, 05/11/27		238	229,544
Bank of America Corp.:
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(j)		63	61,759
4.00%, 01/22/25		81	79,959
Becton Dickinson and Co.:
3.13%, 11/08/21		137	135,013
2.89%, 06/06/22		113	109,297
3.36%, 06/06/24		67	64,359
Citigroup, Inc., 2.45%, 01/10/20		139	137,439
CVS Health Corp., 3.70%, 03/09/23		575	572,084
eBay, Inc., 2.75%, 01/30/23		80	77,072
Edgewell Personal Care Co.:
4.70%, 05/19/21		73	72,817
4.70%, 05/24/22		75	73,313
General Motors Financial Co., Inc., 3.45%, 04/10/22		63	61,905
Hughes Satellite Systems Corp., 7.63%, 06/15/21		30	31,913
Sherwin-Williams Co. (The), 2.25%, 05/15/20		27	26,552

			2,437,334

Total Corporate Bonds — 2.5% (Cost: $7,605,060)			4,963,659

Security	Par (000)		Value
Floating Rate Loan Interests — 0.2%(k)

United States — 0.2%
Fieldwood Energy LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.34%, 04/11/23	USD	75	$72,596
Fieldwood Energy LLC, Term Loan, (LIBOR USD 1 Month + 5.25%), 7.34%, 04/11/22		56	55,706
Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (LIBOR USD 1 Month + 1.75%), 3.84%, 10/25/23		232	231,905

			360,207

Total Floating Rate Loan Interests — 0.2% (Cost: $307,079)			360,207

Foreign Agency Obligations — 0.0%

Mexico — 0.0%
Petroleos Mexicanos, (LIBOR USD 3 Month + 3.65%), 5.98%, 03/11/22(j)		89	95,008

Total Foreign Agency Obligations — 0.0% (Cost: $90,185)			95,008

Foreign Government Obligations — 5.8%

Argentina — 0.8%
Republic of Argentina:
3.38%, 01/15/23	EUR	210	221,940
7.50%, 04/22/26	USD	322	297,045
6.88%, 01/26/27		254	223,520
5.88%, 01/11/28		450	365,625
7.82%, 12/31/33	EUR	347	403,090

			1,511,220
Australia — 0.2%
Commonwealth of Australia, 3.00%, 03/21/47	AUD	606	439,453

Brazil — 0.2%
Federative Republic of Brazil, 10.00%, 01/01/23	BRL	1	290,127

Canada — 0.9%
Canadian Government Bond:
0.50%, 08/01/18	CAD	1,939	1,474,047
0.75%, 03/01/21		476	350,563

			1,824,610
Germany — 2.2%
Federal Republic of Germany:
0.00%, 08/15/26	EUR	900	1,040,398
0.50%, 02/15/28		2,751	3,270,792

			4,311,190
Japan — 0.6%
Government of Japan (2 year), 0.10%, 10/15/18	JPY	130,500	1,179,480

Mexico — 0.9%
United Mexican States:
8.50%, 12/13/18	MXN	137	692,745
6.50%, 06/10/21		96	467,958
6.50%, 06/09/22		135	653,136

			1,813,839

Total Foreign Government Obligations — 5.8% (Cost: $11,774,689)			11,369,919

		Shares
Investment Companies — 2.6%(a)(l)
iShares Gold Trust(s)		126,072	1,515,385

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Shares		Value
Investment Companies (continued)
SPDR Gold Shares(m)		30,587	$3,629,148

Total Investment Companies — 2.6% (Cost: $5,354,275)			5,144,533

	Par (000)
Preferred Securities — 2.3%

Capital Trusts — 0.8%
United Kingdom — 0.3%(k)(n)
HSBC Holdings plc, 6.37%	USD	235	232,460
Lloyds Bank plc, 13.00%	GBP	155	360,926

			593,386
United States — 0.5%
American Express Co., Series C, 4.90%(k)(n)	USD	99	99,297
Citigroup, Inc.(k)(n):
Series O, 5.87%		328	335,987
Series Q, 5.95%		130	133,900
Goldman Sachs Group, Inc. (The), Series M, 5.38%(k)(n)		150	152,625
Morgan Stanley, Series H, 5.45%(k)(n)		114	115,497
NBCUniversal Enterprise, Inc., 5.25%(c)(n)		100	101,000
Prudential Financial, Inc.(k):
5.62%, 06/15/43		58	59,812
5.87%, 09/15/42		87	91,894
USB Capital IX, 3.50%(k)(n)		42	38,062

			1,128,074

Total Capital Trusts — 0.8% (Cost: $1,682,904)			1,721,460

		Shares
Preferred Stocks — 1.0%

Brazil — 0.0%(a)
Centrais Eletricas Brasileiras SA (Preference), 0.00%		100	354
Petroleo Brasileiro SA (Preference), 0.00%		519	2,299

			2,653
South Korea — 0.0%
Samsung Electronics Co. Ltd. (Preference), 0.00%(a)		50	1,689

United States — 1.0%
Grand Rounds, Inc., Series C (Acquired 03/31/15, cost $127,944), 0.00%(a)(d)(e)		46,081	115,663
Grand Rounds, Inc., Series D (Acquired 05/01/18, cost $51,112), Series D, 0.00%(a)(d)(e)		21,089	52,512
Lookout, Inc., Series F (Acquired 09/19/14-10/22/14, cost $243,061), 0.00%(a)(d)(e)		21,278	177,671
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $272,246), Series I, 0.00%(a)(d)(e)		44,412	256,701
Uber Technologies, Inc., Series D (Acquired 06/06/14, cost $418,728), 0.00%(a)(d)(e)		26,992	1,079,680
Wells Fargo & Co., Series L, 7.50%(i)(n)		63	79,346
Welltower, Inc., Series I, 6.50%(i)(n)		2,746	163,250

			1,924,823

Total Preferred Stocks — 1.0% (Cost: $1,328,027)			1,929,165

Security	Shares		Value
Trust Preferreds — 0.5%

China — 0.3%
Mandatory Exchangeable Trust, 5.75%, 06/01/19(c)(i)		2,862	$597,102

United States — 0.2%(k)
Citigroup Capital XIII, 8.73%, 10/30/40		6,601	178,887
GMAC Capital Trust I, 8.13%, 02/15/40		7,251	190,702

			369,589

Total Trust Preferreds — 0.5% (Cost: $641,173)			966,691

Total Preferred Securities — 2.3% (Cost: $3,652,104)			4,617,316

Rights — 0.0%

Italy — 0.0%
Intesa Sanpaolo SpA(a)(b)		304	—

Spain — 0.0%
Repsol SA(a)		108	61

Total Rights — 0.0% (Cost: $61)			61

		Par (000)
U.S. Treasury Obligations — 18.9%
U.S. Treasury Notes:
1.25%, 12/15/18(l)	USD	1,746	1,738,781
1.13%, 07/31/21		408	389,768
2.63%, 02/28/23		4,804	4,784,472
2.75%, 04/30/23 - 02/15/28(m)		18,639	18,585,085
2.88%, 05/31/25 - 05/15/28		11,737	11,778,707

Total U.S. Treasury Obligations — 18.9% (Cost: $37,150,946)			37,276,813

		Shares
Warrants — 0.0%

Australia — 0.0%
Quintis Ltd. (Issued/exercisable 08/01/11, 1 share for 1 warrant, Expires 07/15/18, Strike Price AUD 1.00)(a)(e)		124,320	1

Total Warrants — 0.0%			1

Total Long-Term Investments — 90.2% (Cost: $167,491,947)			178,082,248

Short-Term Securities — 14.2%

		Par (000)
Foreign Government Obligations — 1.0%(o)

Japan — 1.0%
Japan Treasury Bill:
(0.15)%, 09/10/18	JPY	132,600	1,197,962
(0.14)%, 10/01/18		83,250	752,174

			1,950,136

Total Foreign Government Obligations — 1.0% (Cost: $1,958,151)			1,950,136

SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)			Value
Money Market Funds — 3.6%(p)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%	USD	2,729,849		$2,729,849
SL Liquidity Series, LLC, Money Market Series, 2.16%(q)		4,402,145		4,402,586

Total Money Market Funds — 3.6% (Cost: $7,132,432)				7,132,435

Time Deposits — 0.0%

Australia — 0.0%
Brown Brothers Harriman & Co., %, 07/02/18	AUD	—	(r)	3

Canada — 0.0%
Brown Brothers Harriman & Co., %, 07/03/18	CAD	1		949

Europe — 0.0%
BNP Paribas SA, %, 07/02/18	EUR	26		30,200

Hong Kong — 0.0%
Brown Brothers Harriman & Co., %, 07/03/18	HKD	1		175

Japan — 0.0%
Sumitomo, %, 07/02/18	JPY	6,953		62,803

Switzerland — 0.0%
Brown Brothers Harriman & Co, %, 07/02/18	CHF	—	(r)	191

United Kingdom — 0.0%
Brown Brothers Harriman & Co., %, 07/02/18	GBP	—	(r)	266

United States — 0.0%
Brown Brothers Harriman & Co., %, 07/02/18	USD	3		3,263

Total Time Deposits — 0.0% (Cost: $97,850)				97,850

U.S. Treasury Obligations — 9.6%
U.S. Treasury Bills:(o)
1.73%, 07/19/18	USD	17,000		16,986,051
1.80%, 07/26/18		1,000		998,848
1.82%, 08/02/18		1,000		998,442

Total U.S. Treasury Obligations — 9.6% (Cost: $18,982,488)				18,983,341

Total Short-Term Securities — 14.2% (Cost: $28,170,921)				28,163,762

Total Options Purchased — 0.2% (Cost: $713,723)				460,622

Total Investments Before Options Written and Investments Sold Short — 104.6% (Cost: $196,376,591)				206,706,632

Total Options Written — (0.4)% (Premiums Received — $(559,966))				(714,047)

Investments Sold Short — (0.4)%

	Shares
Common Stocks — (0.4)%

France — (0.1)%
Pernod Ricard SA		600		(97,923)

Japan — (0.1)%
Yaskawa Electric Corp.		2,800		(98,602)

Security	Shares	Value
United States — (0.2)%
Estee Lauder Cos., Inc. (The), Class A	1,015	$(144,830)
LyondellBasell Industries NV, Class A	3,150	(346,028)

		(490,858)

Total Common Stocks — (0.4)% (Proceeds: $(695,285))		(687,383)

Total Investments Sold Short — (0.4)% (Proceeds: $(695,285))		(687,383)

Total Investments Net of Options Written and Investments Sold Short — 103.8% (Cost: $195,121,340)		205,305,202
Liabilities in Excess of Other Assets — (3.8)%		(7,903,162)

Net Assets — 100.0%		$197,402,040

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,756,137, representing 1.40% of its net assets as of period end, and an original cost of $3,526,711.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Zero-coupon bond.
(i)	Convertible security.
(j)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Variable rate security. Rate shown is the rate in effect as of period end.
(l)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(m)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(n)	Perpetual security with no stated maturity date.
(o)	Rates are discount rates or a range of discount rates at the time of purchase.
(p)	Annualized 7-day yield as of period end.
(q)	Security was purchased with the cash collateral from loaned securities.
(r)	Amount is less than $500.

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio

(s)

During the six month ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the fund were as follows:

Affiliate	Shares Held at 12/31/17	Shares Purchased		Shares Sold		Shares Held at 06/30/18	Value at 06/30/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	8,343,679	—		(5,613,830	)(b)	2,729,849	$2,729,849	$44,138		$—	$—
SL Liquidity Series, LLC, Money Market Series	4,119,672	282,473	(c)	—		4,402,145	4,402,586	11,107	(d)	954	105
iShares Gold Trust	55,980	70,092		—		126,072	1,515,385	—		—	(89,508)

							$8,647,820	$55,245		$954	$(89,403)

(a)	Includes capital gain distribution, if applicable.
(b)	Represents net shares sold.
(c)	Represents net shares purchased.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Yen Denominated Nikkei 225 Index	3	09/13/18	301	$6,840
EURO STOXX 50 Index	2	09/21/18	79	1,905
FTSE 100 Index	1	09/21/18	100	654
NASDAQ 100 Emini Index	7	09/21/18	989	15,916
S&P 500 E-Mini Index	4	09/21/18	544	9,518

				$34,833

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	62,770	JPY	6,943,000	JP Morgan Chase Bank NA	07/05/18	$51
USD	684,361	EUR	578,000	UBS AG	07/12/18	8,940
USD	890,589	JPY	96,856,000	Deutsche Bank AG	07/12/18	15,245
USD	527,639	AUD	681,000	Deutsche Bank AG	07/13/18	23,663
USD	1,065,690	EUR	900,000	Deutsche Bank AG	07/13/18	13,916
USD	889,217	JPY	96,609,000	BNP Paribas SA	07/19/18	15,680
USD	1,066,247	EUR	900,000	Goldman Sachs International	07/20/18	13,912
USD	345,453	AUD	454,000	Goldman Sachs International	07/26/18	9,446
USD	1,102,968	EUR	900,000	BNP Paribas SA	07/27/18	50,071
USD	1,103,836	EUR	900,000	UBS AG	08/03/18	50,375
USD	328,995	EUR	277,000	JP Morgan Chase Bank NA	08/20/18	4,324
USD	497,000	BRL	1,920,110	BNP Paribas SA	09/06/18	5,095
USD	1,211,076	JPY	132,600,000	Barclays Bank plc	09/10/18	7,521

						218,239

EUR	578,000	USD	717,523	UBS AG	07/12/18	(42,103)
JPY	96,856,000	USD	907,929	Deutsche Bank AG	07/12/18	(32,584)
AUD	681,000	USD	509,391	Deutsche Bank AG	07/13/18	(5,416)
EUR	900,000	USD	1,126,062	Deutsche Bank AG	07/13/18	(74,288)
JPY	96,609,000	USD	906,931	BNP Paribas SA	07/19/18	(33,394)
EUR	900,000	USD	1,126,615	Goldman Sachs International	07/20/18	(74,280)
ZAR	8,457,538	USD	633,329	Barclays Bank plc	07/20/18	(18,135)
EUR	900,000	USD	1,127,493	BNP Paribas SA	07/27/18	(74,596)
NOK	3,196,000	USD	402,099	Morgan Stanley & Co. International plc	07/27/18	(9,293)
PLN	1,769,000	USD	508,743	Goldman Sachs International	08/02/18	(36,267)
EUR	900,000	USD	1,127,949	UBS AG	08/03/18	(74,488)

SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	380,000	USD	516,935	JP Morgan Chase Bank NA	08/10/18	$(14,543)
GBP	379,000	USD	513,814	Barclays Bank plc	08/16/18	(12,607)
EUR	203,786	USD	241,492	JP Morgan Chase Bank NA	08/20/18	(2,635)
GBP	392,000	USD	529,015	JP Morgan Chase Bank NA	08/23/18	(10,452)
GBP	657,000	USD	879,041	Deutsche Bank AG	09/14/18	(9,074)
GBP	656,000	USD	875,449	Deutsche Bank AG	09/21/18	(6,543)
SEK	4,338,945	EUR	420,000	Goldman Sachs International	09/21/18	(6,036)
GBP	657,000	USD	876,919	Goldman Sachs International	09/28/18	(6,425)
SEK	4,286,745	EUR	415,000	Barclays Bank plc	09/28/18	(6,025)
USD	756,365	JPY	83,250,000	Bank of America NA	10/01/18	(427)
GBP	654,000	USD	873,417	JP Morgan Chase Bank NA	10/05/18	(6,612)

						(556,223)

	Net Unrealized Depreciation					$(337,984)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR Gold Shares Index(a)	41	07/20/18	USD	128.00	USD	486	$103

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR Gold Shares Index(a)	JP Morgan Chase Bank NA	2,444	07/20/18	USD	129.00	USD	290	$61
SPDR Gold Shares Index(a)	JP Morgan Chase Bank NA	2,461	07/20/18	USD	130.00	USD	292	37
SPDR Gold Shares Index(a)	Societe Generale SA	8,171	08/17/18	USD	129.00	USD	969	2,190
EURO STOXX 50 Index	Deutsche Bank AG	77	09/21/18	EUR	3,426.55	EUR	261	6,616
Russell 2000 Index	Bank of America NA	404	12/21/18	USD	1,700.00	USD	664	20,766
Chevron Corp.	UBS AG	5,390	01/18/19	USD	125.00	USD	681	44,198
Exxon Mobil Corp.	UBS AG	3,664	01/18/19	USD	95.00	USD	303	2,913
Occidental Petroleum Corp.	UBS AG	3,434	01/18/19	USD	75.00	USD	287	37,860
Schlumberger Ltd.	UBS AG	5,304	01/18/19	USD	90.00	USD	356	1,273
TOTAL SA	UBS AG	11,687	01/18/19	USD	60.00	USD	708	42,658
Russell 2000 Index	Bank of America NA	537	03/15/19	USD	1,700.00	USD	882	38,234
BP plc	UBS AG	17,142	06/21/19	USD	52.00	USD	783	21,304
ConocoPhillips Co.	UBS AG	9,003	06/21/19	USD	75.00	USD	627	45,465
Occidental Petroleum Corp.	UBS AG	4,500	06/21/19	USD	92.50	USD	377	16,524
Royal Dutch Shell plc	UBS AG	9,785	06/21/19	USD	77.00	USD	677	14,626
Suncor Energy, Inc.	UBS AG	11,597	06/21/19	USD	45.00	USD	472	24,120
TOPIX Banks Index	Bank of America NA	134,228	12/13/19	JPY	191.28	JPY	23,132	8,712
TOPIX Banks Index	Morgan Stanley & Co. International plc	254,099	12/13/19	JPY	191.28	JPY	43,789	16,493
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	6,991	03/13/20	JPY	4,756.33	JPY	30,103	11,754
TOPIX Banks Index	BNP Paribas SA	181,254	03/13/20	JPY	194.04	JPY	31,236	12,155
EURO STOXX Bank Index	Societe Generale SA	2,473	03/20/20	EUR	117.57	EUR	1,389	17,512
TOPIX Banks Index	Morgan Stanley & Co. International plc	161,095	04/10/20	JPY	192.04	JPY	27,762	11,842
EURO STOXX Bank Index	Citibank NA	4,068	06/19/20	EUR	131.88	EUR	2,284	12,201
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	5,643	09/11/20	JPY	4,816.24	JPY	24,299	6,226
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	5,646	12/11/20	JPY	4,894.87	JPY	24,312	9,850
EURO STOXX Bank Index	Barclays Bank plc	3,161	03/19/21	EUR	136.97	EUR	1,775	11,456
EURO STOXX Bank Index	Deutsche Bank AG	3,016	04/16/21	EUR	136.56	EUR	1,694	11,412
EURO STOXX Bank Index	UBS AG	3,260	06/18/21	EUR	134.92	EUR	1,831	12,041

								$460,499

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.42%	Semi-Annual	Goldman Sachs International	07/09/18	2.42%	USD	5,463	$1

OTC Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
5Y-30Y CMS Index Cap	0.60%	Goldman Sachs International	11/06/18	USD	4,212	$19	$12,917	($12,898)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR Gold Shares Index(a)	Societe Generale SA	8,171	08/17/18	USD	142.00	USD	969	$—
Fifth Third Bancorp	Morgan Stanley & Co. International plc	9,781	11/16/18	USD	34.00	USD	281	(2,641)
Charter Communications, Inc.	Citibank NA	538	12/21/18	USD	305.00	USD	158	(12,885)
Charter Communications, Inc.	Citibank NA	1,040	12/21/18	USD	315.00	USD	305	(20,800)
Russell 2000 Index	Bank of America NA	404	12/21/18	USD	1,875.00	USD	664	(2,119)
Apple, Inc.	Barclays Bank plc	1,364	01/18/19	USD	160.00	USD	252	(40,306)
Comcast Corp.	Citibank NA	5,822	01/18/19	USD	36.25	USD	191	(8,238)
DowDuPont, Inc.	Barclays Bank plc	3,021	01/18/19	USD	70.00	USD	199	(8,912)
FleetCor Technologies, Inc.	Barclays Bank plc	665	01/18/19	USD	180.00	USD	140	(25,170)
Microsoft Corp.	Barclays Bank plc	2,417	01/18/19	USD	90.00	USD	238	(30,333)
Pioneer Natural Resources Co.	UBS AG	1,417	01/18/19	USD	165.00	USD	268	(48,461)
United Continental Holdings, Inc.	Deutsche Bank AG	1,754	01/18/19	USD	75.00	USD	122	(8,244)
Russell 2000 Index	Bank of America NA	537	03/15/19	USD	1,900.00	USD	882	(5,558)
BP plc	UBS AG	17,142	06/21/19	USD	59.00	USD	783	(7,120)
ConocoPhillips Co.	UBS AG	9,003	06/21/19	USD	85.00	USD	627	(20,257)
Occidental Petroleum Corp.	UBS AG	4,500	06/21/19	USD	105.00	USD	377	(5,456)
Royal Dutch Shell plc	UBS AG	9,785	06/21/19	USD	87.50	USD	677	(10,048)
Suncor Energy, Inc.	UBS AG	11,597	06/21/19	USD	50.00	USD	472	(10,633)
TOPIX Banks Index	Bank of America NA	134,228	12/13/19	JPY	221.29	JPY	23,132	(3,171)
TOPIX Banks Index	Morgan Stanley & Co. International plc	254,099	12/13/19	JPY	221.29	JPY	43,789	(6,004)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	6,991	03/13/20	JPY	5,679.90	JPY	30,103	(3,722)
TOPIX Banks Index	BNP Paribas SA	181,254	03/13/20	JPY	237.47	JPY	31,236	(3,375)
EURO STOXX Bank Index	Societe Generale SA	2,473	03/20/20	EUR	159.00	EUR	1,389	(1,688)
TOPIX Banks Index	Morgan Stanley & Co. International plc	161,095	04/10/20	JPY	233.87	JPY	27,762	(3,571)
EURO STOXX Bank Index	Citibank NA	4,068	06/19/20	EUR	161.62	EUR	2,284	(2,552)

								(291,264)

Put
SPDR Gold Shares Index(a)	Societe Generale SA	8,171	08/17/18	USD	119.00	USD	969	(13,347)
Russell 2000 Index	Bank of America NA	337	12/21/18	USD	1,600.00	USD	554	(19,260)
Exxon Mobil Corp.	UBS AG	3,664	01/18/19	USD	60.00	USD	303	(1,337)
Schlumberger Ltd.	UBS AG	5,304	01/18/19	USD	60.00	USD	356	(10,661)
S&P 500 Index	Bank of America NA	309	03/15/19	USD	2,600.00	USD	840	(29,556)
TOPIX Banks Index	Bank of America NA	134,228	12/13/19	JPY	156.59	JPY	23,132	(14,942)
TOPIX Banks Index	Morgan Stanley & Co. International plc	254,099	12/13/19	JPY	156.59	JPY	43,789	(28,283)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	6,991	03/13/20	JPY	3,832.77	JPY	30,103	(18,554)
TOPIX Banks Index	BNP Paribas SA	181,254	03/13/20	JPY	155.80	JPY	31,236	(22,328)
EURO STOXX Bank Index	Societe Generale SA	1,649	03/20/20	EUR	100.77	EUR	926	(19,945)
TOPIX Banks Index	Morgan Stanley & Co. International plc	161,095	04/10/20	JPY	157.82	JPY	27,762	(21,909)
EURO STOXX Bank Index	Citibank NA	2,711	06/19/20	EUR	106.02	EUR	1,522	(48,526)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	3,762	09/11/20	JPY	3,820.96	JPY	16,199	(10,574)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	3,764	12/11/20	JPY	3,786.60	JPY	16,208	(13,359)
EURO STOXX Bank Index	Barclays Bank plc	2,107	03/19/21	EUR	110.23	EUR	1,183	(50,513)
EURO STOXX Bank Index	Deutsche Bank AG	1,005	04/16/21	EUR	118.81	EUR	564	(31,376)
EURO STOXX Bank Index	Deutsche Bank AG	1,005	04/16/21	EUR	99.04	EUR	564	(17,022)
EURO STOXX Bank Index	UBS AG	2,144	06/18/21	EUR	106.38	EUR	1,204	(51,291)

								(422,783)

								$(714,047)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.29.V1	5.00%	Quarterly	12/20/22	USD	152	$(9,583)	$—	$(9,583)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.42%	Annual	6 month EURIBOR	Semi-Annual	N/A		03/07/23	EUR	2,368	$(32,016)	$—	$(32,016)
3 month LIBOR	Quarterly	2.40%	Semi-Annual	N/A		03/07/23	USD	2,675	(39,790)	—	(39,790)
0.34%	Annual	6 month EURIBOR	Semi-Annual	N/A		06/14/23	EUR	2,316	(12,318)	—	(12,318)
3 month LIBOR	Quarterly	2.33%	Semi-Annual	N/A		06/14/23	USD	2,888	(73,899)	—	(73,899)
0.37%	Annual	6 month EURIBOR	Semi-Annual	N/A		08/15/26	EUR	900	20,693	—	20,693
0.84%	Annual	6 month EURIBOR	Semi-Annual	N/A		02/15/28	EUR	1,516	—	—	—
0.84%	Annual	6 month EURIBOR	Semi-Annual	N/A		02/15/28	EUR	1,510	—	—	—
1.08%	Annual	6 month EURIBOR	Semi-Annual	07/25/18	(a)	07/25/28	EUR	1,094	(23,985)	—	(23,985)
3 month LIBOR	Quarterly	2.73%	Semi-Annual	07/25/18	(a)	07/25/28	USD	1,560	(27,572)	—	(27,572)

									$(188,887)	$—	$(188,887)

(a)	Forward Swap

OTC Currency Swaps

Paid by the Fund		Received by the Fund		Notional Amount (000)					Termination Date (a)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Delivered		Received		Counterparty
0.10 JPY	Semi-Annual	2.01%	Semi-Annual	JPY	130,500	USD	1,261	Bank of America NA	10/15/18	$87,505	$—	$87,505

(a)	At expiration date, the notional amount delivered will be exchanged for the notional amount received.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid/(Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Index Annual Dividend Future December 2018	USD	140,250	BNP Paribas SA	12/21/18	USD	140	$21,600	$—	$21,600
Euro Stoxx 50 Index Dividend Future December 2019	EUR	70,770	BNP Paribas SA	12/20/19	EUR	71	17,984	—	17,984
Euro Stoxx 50 Index Dividend Future December 2019	EUR	61,020	BNP Paribas SA	12/20/19	EUR	61	14,995	—	14,995
Euro Stoxx 50 Index Dividend Future December 2019	EUR	51,350	BNP Paribas SA	12/20/19	EUR	51	11,912	—	11,912
Euro Stoxx 50 Index Dividend Future December 2020	EUR	19,400	BNP Paribas SA	12/18/20	EUR	19	6,516	—	6,516
Euro Stoxx 50 Index Dividend Future December 2020	EUR	19,280	BNP Paribas SA	12/18/20	EUR	19	6,656	—	6,656
Euro Stoxx 50 Index Dividend Future December 2020	EUR	19,240	BNP Paribas SA	12/18/20	EUR	19	6,703	—	6,703
Euro Stoxx 50 Index Dividend Future December 2020	EUR	9,600	BNP Paribas SA	12/18/20	EUR	10	3,375	—	3,375
Euro Stoxx 50 Index Dividend Future December 2020	EUR	58,200	BNP Paribas SA	12/18/20	EUR	58	19,549	—	19,549
Euro Stoxx 50 Index Dividend Future December 2020	EUR	38,520	BNP Paribas SA	12/18/20	EUR	39	13,360	—	13,360
Euro Stoxx 50 Index Dividend Future December 2020	EUR	53,450	BNP Paribas SA	12/18/20	EUR	53	10,510	—	10,510
S&P 500 Index Annual Dividend Future December 2020	USD	59,969	Goldman Sachs International	12/18/20	USD	60	13,906	—	13,906
Nikkei Dividend Future December 2020	JPY	7,760,000	BNP Paribas SA	04/01/21	JPY	7,760	12,392	—	12,392
Nikkei Dividend Future December 2020	JPY	4,215,000	BNP Paribas SA	04/01/21	JPY	4,215	3,170	—	3,170
Nikkei Dividend Future December 2020	JPY	3,855,000	BNP Paribas SA	04/01/21	JPY	3,855	6,422	—	6,422
Nikkei Dividend Future December 2020	JPY	3,827,500	BNP Paribas SA	04/01/21	JPY	3,828	6,670	—	6,670
Euro Stoxx 50 Index Dividend Future December 2021	EUR	12,080	BNP Paribas SA	12/17/21	EUR	12	93	—	93
Euro Stoxx 50 Index Dividend Future December 2021	EUR	30,990	BNP Paribas SA	12/17/21	EUR	31	6,411	—	6,411
Euro Stoxx 50 Index Dividend Future December 2021	EUR	21,360	BNP Paribas SA	12/17/21	EUR	21	3,457	—	3,457
Euro Stoxx 50 Index Dividend Future December 2021	EUR	33,870	BNP Paribas SA	12/17/21	EUR	34	3,048	—	3,048
Euro Stoxx 50 Index Dividend Future December 2021	EUR	35,850	BNP Paribas SA	12/17/21	EUR	36	736	—	736

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio

Reference Entity	Fixed Amount Paid/(Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Index Annual Dividend Future December 2021	USD	72,825	BNP Paribas SA	12/17/21	USD	73	$19,050	$—	$19,050
Nikkei Dividend Future December 2021	JPY	4,260,000	BNP Paribas SA	04/01/22	JPY	4,260	3,279	—	3,279
Nikkei Dividend Future December 2021	JPY	7,860,000	BNP Paribas SA	04/01/22	JPY	7,860	12,519	—	12,519
Nikkei Dividend Future December 2021	JPY	3,975,000	BNP Paribas SA	04/01/22	JPY	3,975	5,853	—	5,853
Nikkei Dividend Future December 2021	JPY	3,985,000	BNP Paribas SA	04/01/22	JPY	3,985	5,763	—	5,763
Euro Stoxx 50 Index Dividend Future December 2022	EUR	57,550	BNP Paribas SA	12/16/22	EUR	58	1,810	—	1,810
Euro Stoxx 50 Index Dividend Future December 2022	EUR	33,240	BNP Paribas SA	12/16/22	EUR	33	2,592	—	2,592
Euro Stoxx 50 Index Dividend Future December 2022	EUR	32,670	BNP Paribas SA	12/16/22	EUR	33	3,258	—	3,258
Euro Stoxx 50 Index Dividend Future December 2022	EUR	10,950	BNP Paribas SA	12/16/22	EUR	11	1,016	—	1,016
Nikkei Dividend Future December 2022	JPY	4,230,000	BNP Paribas SA	04/03/23	JPY	4,230	3,803	—	3,803
Nikkei Dividend Future December 2022	JPY	4,280,000	JP Morgan Chase Bank NA	04/03/23	JPY	4,280	3,351	—	3,351
Euro Stoxx 50 Index Dividend Future December 2023	EUR	45,440	BNP Paribas SA	12/15/23	EUR	45	747	—	747
Euro Stoxx 50 Index Dividend Future December 2023	EUR	46,140	BNP Paribas SA	12/15/23	EUR	46	(70)	—	(70)

							$252,436	$—	$252,436

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.34%
6 month EURIBOR	Euro Interbank Offered Rate	(0.27%)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$—	$20,693	$(219,163)	$—
OTC Swaps	—	—	340,011	(70)	—
Options Written	N/A	N/A	71,980	(226,060)	(714,047)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$34,833	$—	$—	$—	$34,833
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	218,239	—	—	218,239
Options purchased
Investments at value — unaffiliated(b)	—	—	460,602	—	20	—	460,622
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	20,693	—	20,693
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	252,506	—	87,505	—	340,011

	$—	$—	$747,941	$218,239	$108,218	$—	$1,074,398

SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$556,223	$—	$—	$556,223
Options written
Options written, at value	—	—	714,047	—	—	—	714,047
Swaps — centrally cleared
Net unrealized depreciation(a)	—	9,583	—	—	209,580	—	219,163
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	70	—	—	—	70

	$—	$9,583	$714,117	$556,223	$209,580	$—	$1,489,503

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(380,573)	$—	$—	$—	$(380,573)
Forward foreign currency exchange contracts	—	—	—	147,758	—	—	147,758
Options purchased(a)	—	—	367,414	(210,942)	(144,120)	—	12,352
Options written	—	—	204,404	87,864	(92,674)	—	199,594
Swaps	—	(24,072)	140,740	—	(64,061)	—	52,607

	$—	$(24,072)	$331,985	$24,680	$(300,855)	$—	$31,738

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$39,639	$—	$—	$—	$39,639
Forward foreign currency exchange contracts	—	—	—	(469,231)	—	—	(469,231)
Options purchased(b)	—	—	(371,820)	(57,005)	52,789	—	(376,036)
Options written	—	—	(283,425)	(47,379)	(58,803)	—	(389,607)
Swaps	—	21,234	(198,192)	—	(265,506)	—	(442,464)

	$—	$21,234	$(813,798)	$(573,615)	$(271,520)	$—	$(1,637,699)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$969
Forward foreign currency exchange contracts	218,239	556,223
Options(a)	460,622	714,047
Swaps — Centrally cleared	948	—
Swaps — OTC(b)	340,011	70

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,019,820	$1,271,309
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,051)	(969)

Total derivative assets and liabilities subject to an MNA	$1,018,769	$1,270,340

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities.

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(e)
Bank of America NA	$155,217	(75,033)	$—	$—	$80,184
Barclays Bank plc	18,977	(18,977)	—	—	—
BNP Paribas SA	318,250	(133,763)	—	(184,487)	—
Citibank NA	12,201	(12,201)	—	—	—
Deutsche Bank AG	70,852	(70,852)	—	—	—
Goldman Sachs International	37,284	(37,284)	—	—	—
JP Morgan Chase Bank NA	7,726	(7,726)	—	—	—
JP Morgan Chase Bank NA(f)	98	—	—	—	98
Morgan Stanley & Co. International plc	56,165	(56,165)	—	—	—
Societe Generale SA	17,512	(17,512)	—	—	—
Societe Generale SA(f)	2,190	(2,190)	—	—	—
UBS AG	322,297	(281,855)	—	(40,442)	—

	$1,018,769	$(713,558)	$—	$(224,929)	$80,282

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(e)
Bank of America NA	$75,033	$(75,033)	$—	$—	$—
Barclays Bank plc	192,001	(18,977)	—	—	173,024
BNP Paribas SA	133,763	(133,763)	—	—	—
Citibank NA	93,001	(12,201)	—	—	80,800
Deutsche Bank AG	184,547	(70,852)	—	—	113,695
Goldman Sachs International	123,008	(37,284)	—	—	85,724
JP Morgan Chase Bank NA	34,242	(7,726)	—	—	26,516
Morgan Stanley & Co. International plc	117,910	(56,165)	—	—	61,745
Societe Generale SA	21,633	(17,512)	—	—	4,121
Societe Generale SA(f)	13,347	(2,190)	—	—	11,157
UBS AG	281,855	(281,855)	—	—	—

	$1,270,340	$(713,558)	$—	$—	$556,782

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
(e)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized..
(f)	Represents derivatives owned by the BlackRock Cayman Global Allocation Portfolio. Fund I, Ltd., a wholly-owed subsidiary of the Fund. See Note 1.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	—	(a)
Average notional value of contracts — short	$3,525,805
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$8,211,244
Average amounts sold — in USD	$14,980,792
Options:
Average value of option contracts purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	$506,383
Average value of option contracts written . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	$484,496
Average notional value of swaption contracts purchased . . . . . . . . . . . . . . . . . . . . . .	$15,582,031
Average notional value of swaption contracts written . . . . . . . . . . . . . . . . . . . . . . . . ..	—	(a)
Credit default swaps:
Average notional value — buy protection	$158,866
Interest rate swaps:
Average notional value — pays fixed rate	$9,771,115
Average notional value — receives fixed rate	$7,123,536

SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio

Currency swaps:
Average notional value — pays	$1,200,600
Total return swaps:
Average notional value	$1,932,802

(a)	Derivative not held at period end. The amount shown in the Consolidated Statement of Operations reflects the results of activity during the period.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$19,589	$—	$19,589
Belgium	—	827,496	—	827,496
Brazil	891,201	—	—	891,201
Canada	1,398,623	—	—	1,398,623
China	1,127,212	1,311,844	207,645	2,646,701
Czech Republic	—	90,200	—	90,200
Denmark	—	4,181	—	4,181
Finland	—	5,220	—	5,220
France	667,587	4,211,472	—	4,879,059
Germany	—	3,023,141	—	3,023,141
Hong Kong	45,443	1,505,132	—	1,550,575
India	—	2,864,665	—	2,864,665
Indonesia	—	106,814	—	106,814
Israel	2,051	—	—	2,051
Italy	324,418	1,454,399	—	1,778,817
Japan	—	16,559,911	—	16,559,911
Luxembourg	—	496	—	496
Malaysia	—	28,756	—	28,756
Mexico	6,007	—	—	6,007
Netherlands	805,283	3,952,559	—	4,757,842
Norway	—	1,344	—	1,344
Poland	—	4,195	—	4,195
Portugal	—	171,688	—	171,688
Singapore	5,014	463,072	—	468,086
South Africa	629	4,750	—	5,379
South Korea	61,696	1,428,384	—	1,490,080
Spain	—	630,285	—	630,285
Sweden	—	14,552	—	14,552
Switzerland	—	2,230,259	—	2,230,259
Taiwan	—	1,506,162	—	1,506,162
Thailand	72,352	296,199	—	368,551
Turkey	—	2,763	—	2,763
United Arab Emirates	—	961,830	—	961,830
United Kingdom	692,766	2,240,124	—	2,932,890
United States	61,078,720	—	946,602	62,025,322
Corporate Bonds:
Australia	—	407,156	—	407,156
Belgium	—	234,107	—	234,107
Chile	—	4,170	—	4,170
China	—	3,000	—	3,000
France	—	188,359	—	188,359
Germany	—	374,864	—	374,864
Italy	—	197,250	—	197,250
Luxembourg	—	176,275	—	176,275
Singapore	—	181,881	—	181,881
Switzerland	—	198,602	—	198,602
Turkey	—	—	182,000	182,000
United Arab Emirates	—	378,661	—	378,661

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio

	Level 1	Level 2	Level 3	Total
United States	$—	$2,437,334	$—	$2,437,334
Floating Rate Loan Interests	—	360,207	—	360,207
Foreign Agency Obligations	—	95,008	—	95,008
Foreign Government Obligations	—	11,369,919	—	11,369,919
Investment Companies	5,144,533	—	—	5,144,533
Preferred Securities:
Brazil	2,653	—	—	2,653
China	—	597,102	—	597,102
South Korea	—	1,689	—	1,689
United Kingdom	—	593,386	—	593,386
United States	612,185	1,128,074	1,682,227	3,422,486
Rights	61	—	—	61
U.S. Treasury Obligations	—	37,276,813	—	37,276,813
Warrants	—	1	—	1
Short-Term Securities:
Foreign Government Obligations	—	1,950,136	—	1,950,136
Money Market Funds	2,729,849	—	—	2,729,849
Time Deposits	—	97,850	—	97,850
U.S. Treasury Obligations	—	18,983,341	—	18,983,341
Options Purchased:
Equity contracts	103	460,499	—	460,602
Interest rate contracts	—	20	—	20
Liabilities:
Investment Sold Short
Common Stocks:
France	—	(97,923)	—	(97,923)
Japan	—	(98,602)	—	(98,602)
United States	(490,858)	—	—	(490,858)

Subtotal	$75,177,528	$123,420,661	$3,018,474	$201,616,663

Investments valued at NAV(a)				4,402,586

Total Investments				$206,019,249

Derivative Financial Instruments(b)
Assets:
Equity contracts	$34,833	$252,506	$—	$287,339
Foreign currency exchange contracts	—	218,239	—	218,239
Interest rate contracts	—	108,198	—	108,198
Liabilities:
Credit contracts	—	(9,583)	—	(9,583)
Equity contracts	—	(714,117)	—	(714,117)
Foreign currency exchange contracts	—	(556,223)	—	(556,223)
Interest rate contracts	—	(209,580)	—	(209,580)

	$34,833	$(910,560)	$—	$(875,727)

(a)	As of June 30, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and written are shown at value.

During the six month ended June 30, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Securities	Warrants	Total
Investments:
Assets:
Opening Balance, as of December 31, 2017	$9,808	$225,617	$2,338,429	$1	$2,573,855
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	(1,500)	—	(1)	(1,501)
Other(a)	1,165,883	—	(1,165,883)	—	—
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)	—	—	—	—	—

SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Global Allocation Portfolio

	Common Stocks	Corporate Bonds	Preferred Securities	Warrants	Total
Net change in unrealized appreciation (depreciation)(b)	$(422,678)	$(42,117)	$458,569	$—	$(6,226)
Purchases	401,234	—	51,112	—	452,346
Sales	—	—	—	—	—

Closing Balance, as of June 30, 2018	$1,154,247	$182,000	$1,682,227	$—	$3,018,474

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018(b)(c)	$(422,678)	$(42,117)	$159,518	$—	$(305,277)

(a)	Certain Level 3 investments were re-classified between Preferred Securities and Common Stocks.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Government Money Market Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
U.S. Government Sponsored Agency Obligations — 42.5%
Federal Farm Credit Bank, 1.78%, 11/14/18	USD	545	$544,505
Federal Farm Credit Bank Discount Notes(a):
1.53%, 08/10/18		85	84,856
1.95%, 09/10/18		880	876,633
1.94%, 09/19/18		1,320	1,314,339
2.07%, 11/19/18		1,990	1,974,022
2.18%, 12/24/18		455	450,218
2.17%, 01/16/19		1,380	1,363,675
2.27%, 03/11/19		745	733,377
2.28%, 03/19/19		745	732,955
2.26%, 04/12/19		200	196,485
Federal Farm Credit Bank Variable Rate Notes, (LIBOR USD 1 Month - 0.05%), 1.97%, 02/07/20(b)		1,545	1,544,975
Federal Home Loan Bank Discount Notes(a):
1.87%, 07/10/18		1,000	999,535
1.85%, 07/11/18		1,245	1,244,361
1.86%, 07/18/18		1,970	1,968,272
1.84%, 07/20/18		720	719,303
1.86%, 07/25/18		2,040	2,037,472
1.90%, 08/03/18		690	688,801
1.89%, 08/08/18		1,315	1,312,392
1.74%, 08/10/18		2,000	1,996,158
1.90%, 08/22/18		1,650	1,645,483
1.94%, 08/29/18		210	209,339
1.94%, 09/07/18		950	946,537
2.02%, 10/19/18		1,460	1,451,078
2.02%, 10/22/18		135	134,152
2.02%, 10/24/18		100	99,361
Federal Home Loan Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.16%), 1.94%, 07/27/18		1,660	1,660,000
(LIBOR USD 1 Month - 0.15%), 1.95%, 07/27/18		720	720,000
(LIBOR USD 1 Month - 0.12%), 1.89%, 10/03/18		1,000	1,000,000
(LIBOR USD 1 Month - 0.14%), 1.96%, 10/26/18		500	500,000
(LIBOR USD 1 Month - 0.10%), 1.88%, 11/01/18		2,500	2,500,000
(LIBOR USD 1 Month - 0.10%), 1.90%, 11/02/18		2,500	2,500,000
(LIBOR USD 1 Month - 0.15%), 1.91%, 11/14/18		1,325	1,325,000
(LIBOR USD 1 Month - 0.13%), 1.96%, 11/16/18		1,700	1,700,000
(LIBOR USD 1 Month - 0.07%), 2.01%, 12/19/18		1,000	1,000,000
(LIBOR USD 1 Month - 0.09%), 2.00%, 01/25/19		845	845,000
(LIBOR USD 1 Month - 0.13%), 1.97%, 01/28/19		495	495,000
(LIBOR USD 1 Month - 0.12%), 1.98%, 02/25/19		810	810,000
(LIBOR USD 1 Month - 0.12%), 1.97%, 03/25/19		1,700	1,700,000
(LIBOR USD 1 Month - 0.09%), 1.92%, 04/05/19		3,000	3,000,000
(LIBOR USD 3 Month - 0.16%), 2.17%, 06/12/19		340	339,916
(LIBOR USD 3 Month - 0.16%), 2.17%, 06/20/19		855	855,000
(LIBOR USD 1 Month - 0.08%), 1.97%, 07/11/19		1,760	1,760,000
(LIBOR USD 1 Month - 0.08%), 2.02%, 08/27/19		785	785,000
(LIBOR USD 3 Month - 0.14%), 2.19%, 12/19/19		430	430,000
(LIBOR USD 1 Month - 0.04%), 2.05%, 04/17/20		805	805,000
Federal Home Loan Mortgage Corp. Discount Notes(a):
1.80%, 07/26/18		2,355	2,352,073
1.90%, 08/20/18		1,000	997,375
Federal Home Loan Mortgage Corp. Notes, 0.88%, 10/12/18		685	683,559
Federal Home Loan Mortgage Corp. Variable Rate Notes, (LIBOR USD 1 Month - 0.10%), 1.93%, 08/08/19(b)		965	964,471

Total U.S. Government Sponsored Agency Obligations — 42.5% (Cost: $54,995,678)			54,995,678

U.S. Treasury Obligations — 20.7%
U.S. Treasury Bills(a):
1.59%, 07/12/18		1,000	999,519

Security		Par (000)	Value
U.S. Treasury Obligations (continued)
1.61%, 07/19/18	USD	1,340	$1,338,928
1.64%, 08/02/18		1,770	1,767,443
1.66%, 08/09/18		235	234,580
1.84%, 08/23/18		1,315	1,311,477
1.97%, 09/20/18		6,500	6,471,481
1.91%, 09/27/18		3,000	2,986,103
2.01%, 10/25/18		5,640	5,603,921
2.11%, 12/27/18		2,255	2,231,622
U.S. Treasury Notes:
1.38%, 07/31/18		640	639,915
1.13%, 01/31/19		120	119,306
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 2.05%, 01/31/19(b)		3,000	3,000,000

Total U.S. Treasury Obligations — 20.7% (Cost: $26,704,295)			26,704,295

Total Repurchase Agreements — 31.5% (Cost: $40,670,000)			40,670,000

Total Investments — 94.7% (Cost: $122,369,973)*			122,369,973
Other Assets Less Liabilities — 5.3%			6,843,198

Net Assets — 100.0%			$129,213,171

(a)	Rates are discount rates or a range of discount rates at the time of purchase.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
*	Cost for U.S. federal income tax purposes.

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Government Money Market Portfolio

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of Montreal	2.10%		06/29/18	07/02/18	$3,000	$3,000	$3,000,525	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 1.13% to 4.00%, due 08/31/21 to 05/01/48	$3,444,375	$3,071,718
BNP Paribas SA	2.12		06/29/18	07/02/18	6,000	6,000	6,001,060	U.S. Government Sponsored Agency Obligations, 2.63% to 4.00%, due 06/01/33 to 02/20/48	6,153,308	6,126,873
Goldman Sachs & Co. LLC	2.00		06/27/18	07/03/18	2,420	2,420	2,420,807	U.S. Government Sponsored Agency Obligation, 4.50%, due 06/20/48	2,363,825	2,468,401
JP Morgan Securities LLC	2.10		06/29/18	07/02/18	10,000	10,000	10,001,750	U.S. Treasury Obligation, 3.63%, due 02/15/21	9,815,000	10,200,125
	2.26	(a)	06/29/18	08/06/18	2,500	2,500	2,505,964	U.S. Government Sponsored Agency Obligation, 3.50%, due 07/20/46	3,375,000	2,553,062

Total JP Morgan Securities LLC						$12,500				$12,753,187

Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.00		06/27/18	07/03/18	250	250	250,083	U.S. Government Sponsored Agency Obligation, 4.00%, due 08/01/47	271,549	257,500
	2.12		06/29/18	07/02/18	12,000	12,000	12,002,120	U.S. Government Sponsored Agency Obligation, 3.82%, due 04/01/47	18,905,114	12,360,000

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.						$12,250				$12,617,500

Mizuho Securities USA LLC	2.12		06/29/18	07/02/18	3,000	3,000	3,000,530	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 1.13% to 4.00%, due 08/31/21 to 05/01/48	3,444,375	3,071,717
Wells Fargo Securities LLC	1.92		06/27/18	07/03/18	1,000	1,000	1,000,320	U.S. Government Sponsored Agency Obligations, 2.55% to 5.00%, due 03/01/20 to 02/01/57	1,162,733	1,030,000
	1.93		06/28/18	07/05/18	500	500	500,188	U.S. Government Sponsored Agency Obligations, 2.07% to 4.50%, due 03/01/20 to 02/01/57	1,307,508	515,212

Total Wells Fargo Securities LLC						$1,500				$ 1,545,212

						$40,670				$41,654,608

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$122,369,973	$—	$122,369,973

(a)	See above Schedule of Investments for values in each security type.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to consolidated financial statements.

80	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 2.2%

Auto Components — 0.0%
Lear Corp.	44	8,175

Banks — 0.1%
Bank of America Corp.	501	14,123
JPMorgan Chase & Co.	136	14,171

		28,294
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The)	65	14,337
Morgan Stanley	289	13,699

		28,036
Chemicals — 0.3%
Advanced Emissions Solutions, Inc.	660	7,498
Platform Specialty Products Corp.(a)	7,494	86,930

		94,428
Construction & Engineering — 0.8%
Star Group, Inc. (The)(a)	6,202	224,935

Containers & Packaging — 0.0%
Crown Holdings, Inc.(a)	337	15,084

Diversified Telecommunication Services — 0.1%
CenturyLink, Inc.	855	15,937

Equity Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties, Inc.	880	31,504

Health Care Providers & Services — 0.1%
Tenet Healthcare Corp.(a)	402	13,495
Universal Health Services, Inc., Class B	210	23,403

		36,898
IT Services — 0.1%
First Data Corp., Class A(a)	1,829	38,281

Machinery — 0.0%
Gates Industrial Corp. plc(a)	270	4,393

Media — 0.1%
Altice USA, Inc., Class A(a)	1,650	28,149

Metals & Mining — 0.2%
Constellium NV, Class A(a)	5,016	51,665

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.(a)	989	59,093

Total Common Stocks — 2.2% (Cost: $572,351)		664,872

		Par (000)
Corporate Bonds — 80.8%

Aerospace & Defense — 2.5%
Arconic, Inc.:
5.13%, 10/01/24	USD	96	94,800
5.90%, 02/01/27		30	30,225
6.75%, 01/15/28		13	13,796
BBA US Holdings, Inc., 5.38%, 05/01/26(b)		27	27,102
Bombardier, Inc.(b):
7.75%, 03/15/20		18	18,990
8.75%, 12/01/21		58	63,800
5.75%, 03/15/22		6	6,023
6.00%, 10/15/22		2	1,992
6.13%, 01/15/23		92	92,230
7.50%, 12/01/24		97	102,092

Security		Par (000)	Value
Aerospace & Defense (continued)
7.50%, 03/15/25	USD	111	$115,579
BWX Technologies, Inc., 5.38%, 07/15/26(b)		15	15,187
KLX, Inc., 5.88%, 12/01/22(b)		40	41,550
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		18	18,675
Pioneer Holdings LLC, 9.00%, 11/01/22(b)		18	18,585
TransDigm, Inc.:
6.00%, 07/15/22		22	22,117
6.50%, 07/15/24		50	50,875
6.50%, 05/15/25		14	14,157
6.38%, 06/15/26		8	7,940

			755,715
Air Freight & Logistics — 0.3%
XPO Logistics, Inc., 6.50%, 06/15/22(b)		75	76,687

Airlines — 0.1%
Virgin Australia Pass-Through Trust, Series 2013-1C, 7.13%, 10/23/18(b)		18	18,052

Auto Components — 0.4%
Icahn Enterprises LP:
6.00%, 08/01/20		3	3,038
6.25%, 02/01/22		35	35,700
6.75%, 02/01/24		44	44,330
6.38%, 12/15/25		21	21,026
JB Poindexter & Co., Inc., 7.13%, 04/15/26(b)		10	10,250
Lear Corp.(a)(c)(d):
8.50%, 12/01/13		150	—
5.75%, 08/01/14		100	—

			114,344
Automobiles — 0.1%
Tesla, Inc., 5.30%, 08/15/25(b)		50	44,500

Banks — 0.3%
Banco Espirito Santo SA, 4.75%, 01/15/18(a)(c)	EUR	100	32,990
CIT Group, Inc.:
5.00%, 08/01/23	USD	24	24,279
5.25%, 03/07/25		18	18,135
6.13%, 03/09/28		10	10,275

			85,679
Building Products — 0.4%(b)
CPG Merger Sub LLC, 8.00%, 10/01/21		37	37,462
Jeld-Wen, Inc.:
4.63%, 12/15/25		10	9,525
4.88%, 12/15/27		6	5,580
Standard Industries, Inc.:
5.38%, 11/15/24		13	12,838
6.00%, 10/15/25		36	36,090
USG Corp., 4.88%, 06/01/27		18	18,405

			119,900
Capital Markets — 0.2%
Eagle Holding Co. II LLC, 7.63% ( 7.63% Cash or 8.38% PIK), 05/15/22(b)(e)		30	30,306
Lehman Brothers Holdings Capital Trust VII(a)(c):
9.00%, 03/01/15		30	915
5.75%, 05/17/49		110	3,355
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(b)		10	10,122
MSCI, Inc., 5.25%, 11/15/24(b)		12	12,120

			56,818
Chemicals — 2.9%
Blue Cube Spinco LLC:
9.75%, 10/15/23		38	43,035
10.00%, 10/15/25		28	32,550

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Chemicals (continued)
CF Industries, Inc.:
7.13%, 05/01/20	USD	5	$5,281
5.15%, 03/15/34		15	13,913
4.95%, 06/01/43		19	16,055
Chemours Co. (The):
6.63%, 05/15/23		12	12,585
7.00%, 05/15/25		15	16,087
5.38%, 05/15/27		17	16,448
Gates Global LLC, 6.00%, 07/15/22(b)		30	30,375
Hexion, Inc.:
6.63%, 04/15/20		19	17,791
10.38%, 02/01/22(b)		26	25,480
Huntsman International LLC, 5.13%, 11/15/22		20	20,560
Koppers, Inc., 6.00%, 02/15/25(b)		27	27,000
Momentive Performance Materials, Inc., 3.88%, 10/24/21		126	132,300
MPM Escrow LLC, 8.88%, 10/15/20(a)(c)(d)		82	—
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		31	29,450
Olin Corp., 5.13%, 09/15/27		30	29,175
Platform Specialty Products Corp.(b):
6.50%, 02/01/22		195	198,412
5.88%, 12/01/25		101	98,728
PQ Corp.(b):
6.75%, 11/15/22		47	49,350
5.75%, 12/15/25		43	42,301

			856,876
Commercial Services & Supplies — 2.3%
ADT Corp. (The):
3.50%, 07/15/22		30	28,080
4.13%, 06/15/23		36	33,750
4.88%, 07/15/32(b)		46	35,995
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		15	14,925
APX Group, Inc.:
8.75%, 12/01/20		29	27,756
7.88%, 12/01/22		25	24,844
Aramark Services, Inc.(b):
5.00%, 04/01/25		3	2,985
5.00%, 02/01/28		63	60,165
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		14	13,720
Hulk Finance Corp., 7.00%, 06/01/26(b)		25	23,937
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		25	23,875
Matthews International Corp., 5.25%, 12/01/25(b)		2	1,915
Mobile Mini, Inc., 5.88%, 07/01/24		77	77,963
Prime Security Services Borrower LLC, 9.25%, 05/15/23(b)		172	183,128
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		20	19,400
Tervita Escrow Corp., 7.63%, 12/01/21(b)		45	45,900
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		22	21,148
Wrangler Buyer Corp., 6.00%, 10/01/25(b)		45	42,525

			682,011
Communications Equipment — 0.4%
CB Escrow Corp., 8.00%, 10/15/25(b)		15	13,987
CommScope Technologies LLC, 5.00%, 03/15/27(b)		43	40,474
CommScope, Inc., 5.50%, 06/15/24(b)		3	3,015
Nokia OYJ:
3.38%, 06/12/22		13	12,585
6.63%, 05/15/39		60	62,550

			132,611
Construction & Engineering — 0.4%
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		37	37,462
Engility Corp., 8.88%, 09/01/24		26	27,170
New Enterprise Stone & Lime Co., Inc.(b):
10.13%, 04/01/22		19	20,187

Security		Par (000)	Value
Construction & Engineering (continued)
6.25%, 03/15/26	USD	7	$7,070
Tutor Perini Corp., 6.88%, 05/01/25(b)		22	22,028
Weekley Homes LLC, 6.63%, 08/15/25(b)		8	7,580

			121,497
Consumer Finance — 1.4%
Ally Financial, Inc.:
5.13%, 09/30/24		40	40,700
8.00%, 11/01/31		129	153,510
Navient Corp.:
6.63%, 07/26/21		22	22,598
6.50%, 06/15/22		32	32,760
5.50%, 01/25/23		20	19,650
7.25%, 09/25/23		17	17,808
5.88%, 10/25/24		7	6,764
6.75%, 06/25/25		13	12,870
6.75%, 06/15/26		21	20,521
5.63%, 08/01/33		24	20,280
Springleaf Finance Corp.:
5.63%, 03/15/23		4	3,979
6.88%, 03/15/25		40	39,700
7.13%, 03/15/26		29	28,855

			419,995
Containers & Packaging — 2.0%
Ardagh Packaging Finance plc, 4.63%, 05/15/23(b)		200	197,750
Ball Corp.:
5.00%, 03/15/22		21	21,604
4.00%, 11/15/23		6	5,829
Berry Global, Inc., 4.50%, 02/15/26(b)		12	11,190
BWAY Holding Co.(b):
5.50%, 04/15/24		77	75,075
7.25%, 04/15/25		26	25,350
Crown Americas LLC:
4.75%, 02/01/26(b)		8	7,600
4.25%, 09/30/26		26	23,790
Flex Acquisition Co., Inc., 7.88%, 07/15/26(b)		8	7,969
OI European Group BV, 4.00%, 03/15/23(b)		27	25,177
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		41	40,855
6.87%, 02/15/21		35	35,087
(LIBOR USD 3 Month + 3.50%), 5.85%, 07/15/21(b)(f)		8	8,074
5.13%, 07/15/23(b)		28	27,650
7.00%, 07/15/24(b)		74	75,573
Sealed Air Corp., 6.88%, 07/15/33(b)		9	9,878

			598,451
Distributors — 0.1%
American Builders & Contractors Supply Co., Inc.(b):
5.75%, 12/15/23		2	2,050
5.88%, 05/15/26		32	31,480

			33,530
Diversified Consumer Services — 0.4%
Carriage Services, Inc., 6.63%, 06/01/26(b)		14	14,192
Graham Holdings Co., 5.75%, 06/01/26(b)		18	18,180
Laureate Education, Inc., 8.25%, 05/01/25(b)		29	30,940
Service Corp. International, 4.50%, 11/15/20		20	20,025
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		26	25,220

			108,557
Diversified Financial Services — 1.0%(b)
FBM Finance, Inc., 8.25%, 08/15/21		20	20,825
Infinity Acquisition LLC, 7.25%, 08/01/22		5	5,104
Jefferies Finance LLC, 7.38%, 04/01/20		200	200,946
Tempo Acquisition LLC, 6.75%, 06/01/25		59	56,640

82	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Financial Services (continued)
Travelport Corporate Finance plc, 6.00%, 03/15/26	USD	18	$18,135

			301,650
Diversified Telecommunication Services — 5.9%
Altice France SA, 7.38%, 05/01/26(b)		248	242,470
CCO Holdings LLC(b):
4.00%, 03/01/23		29	27,260
5.13%, 05/01/23		7	6,910
5.13%, 05/01/27		222	207,709
5.00%, 02/01/28		65	59,475
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21		64	65,803
Series T, 5.80%, 03/15/22		40	39,600
Series W, 6.75%, 12/01/23		10	10,050
Series Y, 7.50%, 04/01/24		25	25,687
Series P, 7.60%, 09/15/39		2	1,660
Series U, 7.65%, 03/15/42		39	32,370
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		44	40,150
Embarq Corp., 8.00%, 06/01/36		16	15,100
Frontier Communications Corp.:
7.13%, 03/15/19		5	5,038
10.50%, 09/15/22		10	9,075
7.13%, 01/15/23		22	16,211
6.88%, 01/15/25		19	12,231
11.00%, 09/15/25		115	91,965
8.50%, 04/01/26(b)		42	40,530
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		38	37,810
5.50%, 08/01/23		51	45,757
9.75%, 07/15/25(b)		56	59,080
Intelsat SA, 4.50%, 06/15/25(b)(g)		4	4,895
Level 3 Financing, Inc.:
5.38%, 08/15/22		31	31,000
5.63%, 02/01/23		10	10,000
5.13%, 05/01/23		13	12,740
5.38%, 01/15/24		21	20,570
5.38%, 05/01/25		17	16,362
5.25%, 03/15/26		118	112,230
Qualitytech LP, 4.75%, 11/15/25(b)		16	14,975
Qwest Corp., 6.75%, 12/01/21		10	10,641
Sprint Capital Corp.:
6.90%, 05/01/19		25	25,505
6.88%, 11/15/28		15	14,363
8.75%, 03/15/32		42	44,940
Telecom Italia Capital SA:
6.38%, 11/15/33		36	35,460
6.00%, 09/30/34		74	70,522
7.20%, 07/18/36		20	20,718
Telesat Canada, 8.88%, 11/15/24(b)		27	28,890
Virgin Media Finance plc, 5.75%, 01/15/25(b)		200	187,500

			1,753,252
Electric Utilities — 0.1%
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(b)		22	21,175

Electrical Equipment — 0.4%(b)
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26		18	18,304
Sensata Technologies BV:
5.63%, 11/01/24		7	7,262
5.00%, 10/01/25		37	37,278
Vertiv Group Corp., 9.25%, 10/15/24		64	62,720

			125,564
Electronic Equipment, Instruments & Components — 0.2%
Anixter, Inc., 5.63%, 05/01/19		5	5,087

Security		Par (000)	Value
Electronic Equipment, Instruments & Components (continued)
CDW LLC:
5.50%, 12/01/24	USD	30	$30,600
5.00%, 09/01/25		13	12,773

			48,460
Energy Equipment & Services — 2.7%
Apergy Corp., 6.38%, 05/01/26(b)		10	10,162
Calfrac Holdings LP, 8.50%, 06/15/26(b)		18	17,910
CSI Compressco LP, 7.50%, 04/01/25(b)		33	33,124
Diamond Offshore Drilling, Inc., 7.88%, 08/15/25		16	16,580
Ensco plc:
4.50%, 10/01/24		8	6,590
5.20%, 03/15/25		5	4,150
7.75%, 02/01/26		49	46,290
McDermott Technology Americas, Inc., 10.63%, 05/01/24(b)		24	25,020
Nabors Industries, Inc.:
4.63%, 09/15/21		6	5,865
5.75%, 02/01/25(b)		15	14,175
Noble Holding International Ltd.:
7.75%, 01/15/24		25	23,687
7.95%, 04/01/25		4	3,720
7.88%, 02/01/26(b)		87	89,610
Pioneer Energy Services Corp., 6.13%, 03/15/22		32	30,400
Precision Drilling Corp.:
6.50%, 12/15/21		3	3,263
7.75%, 12/15/23		15	15,788
5.25%, 11/15/24		13	12,285
7.13%, 01/15/26(b)		2	2,054
Rowan Cos., Inc.:
4.88%, 06/01/22		10	9,450
4.75%, 01/15/24		13	11,213
7.38%, 06/15/25		26	25,155
SESI LLC:
7.13%, 12/15/21		10	10,175
7.75%, 09/15/24		24	24,630
Transocean Guardian Ltd., 5.88%, 01/15/24(b)		26	25,903
Transocean, Inc.:
5.80%, 10/15/22		24	23,820
9.00%, 07/15/23(b)		90	96,863
7.50%, 01/15/26(b)		29	29,453
6.80%, 03/15/38		12	9,750
Trinidad Drilling Ltd., 6.63%, 02/15/25(b)		29	27,913
USA Compression Partners LP, 6.88%, 04/01/26(b)		37	38,295
Weatherford International Ltd.:
7.75%, 06/15/21		79	81,271
8.25%, 06/15/23		13	12,897
6.50%, 08/01/36		14	10,955
5.95%, 04/15/42		18	13,455

			811,871
Equity Real Estate Investment Trusts (REITs) — 2.1%
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		14	14,000
CoreCivic, Inc., 4.75%, 10/15/27		17	15,428
CyrusOne LP:
5.00%, 03/15/24		54	54,000
5.38%, 03/15/27		6	5,955
Equinix, Inc.:
5.88%, 01/15/26		67	67,871
5.38%, 05/15/27		15	14,963
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		18	17,370
GEO Group, Inc. (The):
5.13%, 04/01/23		11	10,780
5.88%, 10/15/24		56	55,160
6.00%, 04/15/26		2	1,940

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Equity Real Estate Investment Trusts (REITs) (continued)
iStar, Inc.:
4.63%, 09/15/20	USD	4	$3,940
6.00%, 04/01/22		13	13,000
5.25%, 09/15/22		11	10,649
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		105	106,313
4.50%, 09/01/26		83	77,086
4.50%, 01/15/28		36	32,670
MPT Operating Partnership LP, 5.00%, 10/15/27		12	11,460
SBA Communications Corp.:
4.00%, 10/01/22(b)		44	42,075
4.88%, 09/01/24		23	22,000
Uniti Group LP, 8.25%, 10/15/23		35	33,425
VICI Properties 1 LLC, 8.00%, 10/15/23		23	25,975

			636,060
Food & Staples Retailing — 0.3%
Albertsons Cos. LLC, 5.75%, 03/15/25		28	24,780
Albertsons Cos., Inc., (LIBOR USD 3 Month + 3.75%), 6.09%, 01/15/24(b)(f)		22	22,055
Rite Aid Corp., 6.13%, 04/01/23(b)		29	29,406

			76,241
Food Products — 0.8%(b)
Chobani LLC, 7.50%, 04/15/25		26	24,960
JBS USA LUX SA:
5.88%, 07/15/24		36	34,380
5.75%, 06/15/25		73	67,890
6.75%, 02/15/28		55	51,959
Post Holdings, Inc.:
5.50%, 03/01/25		29	28,311
5.75%, 03/01/27		30	29,100
5.63%, 01/15/28		8	7,500

			244,100
Gas Utilities — 0.1%
Superior Plus LP, 7.00%, 07/15/26(b)		31	31,232

Health Care Equipment & Supplies — 1.8%
Avantor, Inc.(b):
6.00%, 10/01/24		155	153,326
9.00%, 10/01/25		53	53,408
DJO Finance LLC, 8.13%, 06/15/21(b)		88	89,074
Mallinckrodt International Finance SA(b):
4.88%, 04/15/20		9	8,843
5.75%, 08/01/22		19	17,100
5.63%, 10/15/23		4	3,334
5.50%, 04/15/25		39	31,200
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)		143	139,782
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		26	26,520
Teleflex, Inc., 4.88%, 06/01/26		12	11,760

			534,347
Health Care Providers & Services — 4.8%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		9	8,977
5.63%, 02/15/23		11	11,083
6.50%, 03/01/24		26	26,650
Centene Corp.:
5.63%, 02/15/21		39	39,824
4.75%, 05/15/22		37	37,231
Centene Escrow I Corp., 5.38%, 06/01/26(b)		135	136,773
Community Health Systems, Inc., 8.63%, 01/15/24(b)		21	21,052
DaVita, Inc., 5.00%, 05/01/25		28	26,355
Encompass Health Corp., 5.75%, 11/01/24		3	3,002
Envision Healthcare Corp., 6.25%, 12/01/24(b)		7	7,455

Security		Par (000)	Value
Health Care Providers & Services (continued)
HCA, Inc.:
5.88%, 03/15/22	USD	31	$32,318
4.75%, 05/01/23		11	10,972
5.00%, 03/15/24		76	76,000
5.25%, 04/15/25		112	112,000
5.88%, 02/15/26		35	35,306
5.25%, 06/15/26		88	87,402
4.50%, 02/15/27		11	10,354
5.50%, 06/15/47		107	98,172
MEDNAX, Inc., 5.25%, 12/01/23(b)		12	11,700
Molina Healthcare, Inc., 4.88%, 06/15/25(b)		12	11,640
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		53	54,325
NVA Holdings, Inc., 6.88%, 04/01/26(b)		26	25,838
Polaris Intermediate Corp., 8.50% ( 8.50% Cash or 9.25% PIK), 12/01/22(b)(e)		96	99,000
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		15	15,778
Surgery Center Holdings, Inc.(b):
8.88%, 04/15/21		14	14,403
6.75%, 07/01/25		35	33,206
Team Health Holdings, Inc., 6.38%, 02/01/25(b)		41	35,260
Tenet Healthcare Corp.:
6.00%, 10/01/20		27	27,742
7.50%, 01/01/22(b)		32	33,280
8.13%, 04/01/22		78	81,551
6.75%, 06/15/23		36	35,820
4.63%, 07/15/24(b)		121	114,611
Vizient, Inc., 10.38%, 03/01/24(b)		38	41,895
WellCare Health Plans, Inc., 5.25%, 04/01/25		5	4,975

			1,421,950
Hotels, Restaurants & Leisure — 3.5%
1011778 BC ULC(b):
4.25%, 05/15/24		29	27,478
5.00%, 10/15/25		167	158,015
Boyd Gaming Corp., 6.00%, 08/15/26(b)		19	18,810
Boyne USA, Inc., 7.25%, 05/01/25(b)		8	8,340
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)		32	30,280
Churchill Downs, Inc., 4.75%, 01/15/28(b)		10	9,250
Eldorado Resorts, Inc., 6.00%, 04/01/25		8	8,010
GLP Capital LP:
5.38%, 11/01/23		6	6,127
5.25%, 06/01/25		6	6,000
5.38%, 04/15/26		12	11,880
Golden Nugget, Inc., 6.75%, 10/15/24(b)		42	42,007
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		12	11,400
5.13%, 05/01/26(b)		28	27,510
IRB Holding Corp., 6.75%, 02/15/26(b)		9	8,595
KFC Holding Co.(b):
5.00%, 06/01/24		10	9,872
5.25%, 06/01/26		37	36,445
4.75%, 06/01/27		2	1,890
MGM Resorts International:
6.75%, 10/01/20		9	9,427
6.63%, 12/15/21		94	99,053
7.75%, 03/15/22		44	47,740
4.63%, 09/01/26		2	1,850
Sabre GLBL, Inc.(b):
5.38%, 04/15/23		11	11,110
5.25%, 11/15/23		16	16,100
Scientific Games International, Inc.:
10.00%, 12/01/22		141	150,443
5.00%, 10/15/25(b)		52	49,530

84	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(b)	USD	6	$6,480
Six Flags Entertainment Corp., 4.88%, 07/31/24(b)		53	51,609
Stars Group Holdings BV, 7.00%, 07/15/26(b)		42	42,420
Station Casinos LLC, 5.00%, 10/01/25(b)		27	25,380
Viking Cruises Ltd.(b):
6.25%, 05/15/25		41	40,180
5.88%, 09/15/27		56	52,920
Wyndham Destinations, Inc., 4.15%, 04/01/24		13	12,789
Yum! Brands, Inc., 3.88%, 11/01/23		2	1,910

			1,040,850
Household Durables — 1.2%
K. Hovnanian Enterprises, Inc., 10.00%, 07/15/22(b)		17	17,893
Lennar Corp.:
6.63%, 05/01/20		6	6,300
8.38%, 01/15/21		44	48,070
4.75%, 04/01/21		4	4,057
4.13%, 01/15/22		28	27,720
5.38%, 10/01/22		2	2,040
4.75%, 11/15/22		28	28,000
5.25%, 06/01/26		14	13,720
4.75%, 11/29/27		40	37,512
LGI Homes, Inc., 6.88%, 07/15/26(b)		14	13,965
Mattamy Group Corp.(b):
6.88%, 12/15/23		18	18,245
6.50%, 10/01/25		4	3,922
MDC Holdings, Inc., 6.00%, 01/15/43		20	17,358
Meritage Homes Corp., 5.13%, 06/06/27		9	8,370
PulteGroup, Inc.:
6.38%, 05/15/33		22	22,000
6.00%, 02/15/35		6	5,790
Tempur Sealy International, Inc., 5.50%, 06/15/26		18	17,415
TRI Pointe Group, Inc.:
4.38%, 06/15/19		10	10,052
4.88%, 07/01/21		15	15,094
5.88%, 06/15/24		15	14,887
5.25%, 06/01/27		6	5,505
William Lyon Homes, Inc.:
6.00%, 09/01/23(b)		6	5,923
5.88%, 01/31/25		10	9,463
Williams Scotsman International, Inc., 7.88%, 12/15/22(b)		13	13,455

			366,756
Household Products — 0.1%
Spectrum Brands, Inc.:
6.63%, 11/15/22		15	15,487
5.75%, 07/15/25		11	10,863

			26,350
Independent Power and Renewable Electricity Producers — 1.5%
AES Corp.:
5.50%, 04/15/25		10	10,075
6.00%, 05/15/26		21	21,735
5.13%, 09/01/27		37	36,907
Calpine Corp.:
5.38%, 01/15/23		24	22,830
5.88%, 01/15/24(b)		46	45,540
5.75%, 01/15/25		10	9,144
5.25%, 06/01/26(b)		80	75,350
NRG Energy, Inc.:
6.25%, 05/01/24		10	10,250
6.63%, 01/15/27		78	80,145
5.75%, 01/15/28(b)		7	6,895
NRG Yield Operating LLC, 5.38%, 08/15/24		25	25,000
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		16	16,000

Security		Par (000)	Value
Independent Power and Renewable Electricity Producers (continued)
Talen Energy Supply LLC, 6.50%, 06/01/25	USD	19	$14,488
Vistra Energy Corp.:
5.88%, 06/01/23		4	4,115
8.00%, 01/15/25(b)		30	32,212
8.13%, 01/30/26(b)		19	20,639

			431,325
Insurance — 0.9%(b)
Acrisure LLC, 7.00%, 11/15/25		12	10,920
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23		114	117,691
AmWINS Group, Inc., 7.75%, 07/01/26		26	26,390
AssuredPartners, Inc., 7.00%, 08/15/25		2	1,925
HUB International Ltd., 7.00%, 05/01/26		55	54,312
NFP Corp., 6.88%, 07/15/25		10	9,800
USIS Merger Sub, Inc., 6.88%, 05/01/25		6	5,970
Wand Merger Corp.:
8.13%, 07/15/23		18	18,247
9.13%, 07/15/26		19	19,238

			264,493
Internet & Direct Marketing Retail — 0.3%
Netflix, Inc.:
5.50%, 02/15/22		42	43,201
4.38%, 11/15/26		6	5,609
5.88%, 11/15/28(b)		40	40,388

			89,198
Internet Software & Services — 0.7%
GTT Communications, Inc., 7.88%, 12/31/24(b)		26	25,740
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		19	19,095
Zayo Group LLC:
6.00%, 04/01/23		58	59,015
6.38%, 05/15/25		9	9,169
5.75%, 01/15/27(b)		111	109,057

			222,076
IT Services — 1.5%(b)
Alliance Data Systems Corp.:
5.88%, 11/01/21		49	49,980
5.38%, 08/01/22		67	67,327
First Data Corp.:
7.00%, 12/01/23		67	69,786
5.75%, 01/15/24		191	191,004
Gartner, Inc., 5.13%, 04/01/25		22	21,890
WEX, Inc., 4.75%, 02/01/23		58	58,272

			458,259
Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(b)		31	30,186
6.20%, 10/01/40		7	5,968
5.45%, 11/01/41		4	3,220

			39,374
Life Sciences Tools & Services — 0.0%
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		13	13,029

Machinery — 2.2%
BlueLine Rental Finance Corp., 9.25%, 03/15/24(b)		147	156,393
EnPro Industries, Inc., 5.88%, 09/15/22		13	13,260
Grinding Media, Inc., 7.38%, 12/15/23(b)		26	27,105
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		17	17,127
Navistar International Corp., 6.63%, 11/01/25(b)		29	29,798
Novelis Corp.(b):
6.25%, 08/15/24		182	182,000
5.88%, 09/30/26		45	43,088

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Machinery (continued)
RBS Global, Inc., 4.88%, 12/15/25(b)	USD	30	$28,200
SPX FLOW, Inc., 5.63%, 08/15/24(b)		16	15,880
Terex Corp., 5.63%, 02/01/25(b)		35	34,825
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		84	78,330
Wabash National Corp., 5.50%, 10/01/25(b)		23	22,080

			648,086
Media — 6.9%
Acosta, Inc., 7.75%, 10/01/22(b)		23	11,385
Altice Financing SA, 7.50%, 05/15/26(b)		200	193,440
Altice Luxembourg SA, 7.75%, 05/15/22(b)		200	193,500
Altice US Finance I Corp., 5.38%, 07/15/23(b)		200	199,000
AMC Networks, Inc.:
5.00%, 04/01/24		12	11,820
4.75%, 08/01/25		34	32,683
Cablevision Systems Corp., 8.00%, 04/15/20		15	15,745
Cequel Communications Holdings I LLC:
5.13%, 12/15/21(b)		164	162,984
Clear Channel International BV, 8.75%, 12/15/20(b)		96	99,240
Clear Channel Worldwide Holdings, Inc.:
Series B, 7.63%, 03/15/20		67	66,601
Series A, 6.50%, 11/15/22		328	334,475
CSC Holdings LLC:
10.13%, 01/15/23(b)		200	220,500
5.25%, 06/01/24		31	29,295
DISH DBS Corp.:
5.88%, 07/15/22		112	105,280
5.00%, 03/15/23		23	19,952
5.88%, 11/15/24		8	6,770
7.75%, 07/01/26		66	57,833
DISH Network Corp., 3.38%, 08/15/26(g)		23	22,278
Live Nation Entertainment, Inc., 4.88%, 11/01/24(b)		3	2,902
MDC Partners, Inc., 6.50%, 05/01/24(b)		38	32,965
Meredith Corp., 6.88%, 02/01/26(b)		16	15,780
Midcontinent Communications, 6.88%, 08/15/23(b)		28	29,295
Outfront Media Capital LLC:
5.63%, 02/15/24		4	4,048
5.88%, 03/15/25		5	5,041
Radiate Holdco LLC(b):
6.88%, 02/15/23		6	5,760
6.63%, 02/15/25		24	21,960
Sirius XM Radio, Inc.(b):
5.38%, 04/15/25		15	14,794
5.00%, 08/01/27		18	16,852
TEGNA, Inc., 5.50%, 09/15/24(b)		8	8,000
Tribune Media Co., 5.88%, 07/15/22		7	7,065
Univision Communications, Inc.(b):
6.75%, 09/15/22		1	1,024
5.13%, 05/15/23		20	19,200
5.13%, 02/15/25		23	21,246
Videotron Ltd., 5.13%, 04/15/27(b)		46	44,629
WMG Acquisition Corp., 5.50%, 04/15/26(b)		12	11,895

			2,045,237
Metals & Mining — 3.5%
Big River Steel LLC, 7.25%, 09/01/25(b)		21	21,580
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(b)		20	19,300
Constellium NV, 5.88%, 02/15/26(b)		250	241,251
Freeport-McMoRan, Inc.:
3.10%, 03/15/20		42	41,160
4.00%, 11/14/21		22	21,450
3.55%, 03/01/22		78	74,100
3.88%, 03/15/23		123	116,235
5.40%, 11/14/34		5	4,537
5.45%, 03/15/43		135	118,422

Security		Par (000)	Value
Metals & Mining (continued)
Joseph T. Ryerson & Son, Inc., 11.00%, 05/15/22(b)	USD	22	$24,200
Kaiser Aluminum Corp., 5.88%, 05/15/24		14	14,280
Steel Dynamics, Inc.:
5.13%, 10/01/21		35	35,306
5.25%, 04/15/23		7	7,061
5.50%, 10/01/24		38	38,713
4.13%, 09/15/25		22	21,093
SunCoke Energy Partners LP, 7.50%, 06/15/25(b)		31	31,542
Teck Resources Ltd.:
4.50%, 01/15/21		8	8,000
3.75%, 02/01/23		81	76,849
5.20%, 03/01/42		57	49,946
5.40%, 02/01/43		22	19,745
United States Steel Corp.:
6.88%, 08/15/25		28	28,167
6.25%, 03/15/26		23	22,684

			1,035,621
Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.00%, 12/15/21		12	12,090

Multiline Retail — 0.1%
JC Penney Corp., Inc., 8.13%, 10/01/19		2	2,065
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(b)		29	19,176

			21,241
Oil, Gas & Consumable Fuels — 10.1%
Alta Mesa Holdings LP, 7.88%, 12/15/24		14	14,822
Antero Midstream Partners LP, 5.38%, 09/15/24		5	5,037
Antero Resources Corp.:
5.13%, 12/01/22		12	12,030
5.63%, 06/01/23		10	10,125
5.00%, 03/01/25		8	7,960
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		21	23,100
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		8	8,180
California Resources Corp., 8.00%, 12/15/22(b)		29	26,317
Callon Petroleum Co.:
6.13%, 10/01/24		26	26,325
6.38%, 07/01/26(b)		17	17,042
Calumet Specialty Products Partners LP:
6.50%, 04/15/21		4	3,980
7.63%, 01/15/22		14	14,000
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		22	22,275
8.25%, 07/15/25		18	19,080
Chaparral Energy, Inc., 8.75%, 07/15/23(b)		21	21,144
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		100	109,000
5.88%, 03/31/25		25	26,000
5.13%, 06/30/27		15	14,869
Cheniere Energy Partners LP, 5.25%, 10/01/25(b)		53	51,699
Chesapeake Energy Corp.:
8.00%, 01/15/25		10	10,184
8.00%, 06/15/27		83	84,453
CNX Resources Corp., 5.88%, 04/15/22		170	170,882
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		38	41,800
Covey Park Energy LLC, 7.50%, 05/15/25(b)		54	55,080
Crestwood Midstream Partners LP, 6.25%, 04/01/23		5	5,087
CrownRock LP, 5.63%, 10/15/25(b)		59	56,935
DCP Midstream Operating LP(b):
4.75%, 09/30/21		35	35,350
6.45%, 11/03/36		17	17,892
6.75%, 09/15/37		29	30,740
Denbury Resources, Inc., 9.25%, 03/31/22(b)		50	53,000

86	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Diamondback Energy, Inc.:
4.75%, 11/01/24	USD	31	$30,225
5.38%, 05/31/25		7	7,000
5.38%, 05/31/25(b)		4	3,990
Eclipse Resources Corp., 8.88%, 07/15/23		5	4,738
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		8	7,760
5.75%, 01/30/28		10	9,750
Energy Transfer Equity LP:
4.25%, 03/15/23		34	32,810
5.88%, 01/15/24		13	13,325
5.50%, 06/01/27		20	20,000
EnLink Midstream Partners LP:
4.15%, 06/01/25		4	3,697
4.85%, 07/15/26		4	3,790
EP Energy LLC:
9.38%, 05/01/20		2	1,975
9.38%, 05/01/24(b)		53	43,460
8.00%, 11/29/24(b)		2	2,020
7.75%, 05/15/26(b)		45	46,012
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		21	21,998
5.63%, 02/01/26		49	46,920
Genesis Energy LP:
6.50%, 10/01/25		11	10,560
6.25%, 05/15/26		16	15,080
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		56	57,120
Gulfport Energy Corp.:
6.63%, 05/01/23		22	22,165
6.00%, 10/15/24		16	15,400
6.38%, 01/15/26		5	4,800
Halcon Resources Corp., 6.75%, 02/15/25		57	53,295
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)		45	44,888
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		9	8,685
Jagged Peak Energy LLC, 5.88%, 05/01/26(b)		17	16,660
Matador Resources Co., 6.88%, 04/15/23		26	27,235
MEG Energy Corp.(b):
6.38%, 01/30/23		49	45,570
6.50%, 01/15/25		62	61,845
Murphy Oil Corp.:
4.45%, 12/01/22		11	10,834
5.75%, 08/15/25		2	1,994
5.87%, 12/01/42		6	5,430
Newfield Exploration Co., 5.38%, 01/01/26		35	35,788
NGL Energy Partners LP, 6.88%, 10/15/21		62	62,775
NGPL PipeCo LLC(b):
4.38%, 08/15/22		21	20,790
4.88%, 08/15/27		16	15,800
7.77%, 12/15/37		35	41,125
Oasis Petroleum, Inc., 6.88%, 01/15/23		2	2,035
Parkland Fuel Corp., 6.00%, 04/01/26(b)		5	4,925
Parsley Energy LLC(b):
6.25%, 06/01/24		9	9,337
5.38%, 01/15/25		42	41,685
5.25%, 08/15/25		9	8,843
5.63%, 10/15/27		4	3,970
PBF Holding Co. LLC, 7.25%, 06/15/25		24	25,230
PDC Energy, Inc., 6.13%, 09/15/24		2	2,040
QEP Resources, Inc.:
5.38%, 10/01/22		33	33,577
5.63%, 03/01/26		41	39,258
Range Resources Corp.:
5.88%, 07/01/22		13	13,162
5.00%, 03/15/23		13	12,578

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
4.88%, 05/15/25	USD	38	$35,625
Resolute Energy Corp., 8.50%, 05/01/20		44	43,890
Rockies Express Pipeline LLC(b):
6.85%, 07/15/18		5	5,004
6.00%, 01/15/19		17	17,191
5.63%, 04/15/20		15	15,357
6.88%, 04/15/40		66	75,240
RSP Permian, Inc., 6.63%, 10/01/22		3	3,152
Sanchez Energy Corp.:
7.75%, 06/15/21		127	108,268
6.13%, 01/15/23		33	22,440
7.25%, 02/15/23(b)		12	11,880
Seven Generations Energy Ltd.(b):
6.88%, 06/30/23		8	8,250
5.38%, 09/30/25		28	26,915
SM Energy Co.:
6.50%, 11/15/21		20	20,460
6.13%, 11/15/22		9	9,225
6.50%, 01/01/23		10	10,100
5.00%, 01/15/24		4	3,785
5.63%, 06/01/25		14	13,335
6.75%, 09/15/26		14	14,035
Southern Star Central Corp., 5.13%, 07/15/22(b)		3	2,993
Southwestern Energy Co.:
6.70%, 01/23/25		20	19,575
7.50%, 04/01/26		25	25,875
7.75%, 10/01/27		20	20,750
Sunoco LP(b):
4.88%, 01/15/23		44	42,240
5.88%, 03/15/28		2	1,886
Tallgrass Energy Partners LP(b):
5.50%, 09/15/24		48	48,960
5.50%, 01/15/28		67	65,828
Targa Resources Partners LP:
5.25%, 05/01/23		2	2,000
5.13%, 02/01/25		24	23,700
5.88%, 04/15/26(b)		27	27,203
5.00%, 01/15/28(b)		22	20,460
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		19	18,335
5.00%, 01/31/28		20	18,950
Whiting Petroleum Corp., 6.63%, 01/15/26(b)		28	28,840
WildHorse Resource Development Corp., 6.88%, 02/01/25(b)		14	14,263
Williams Cos., Inc. (The):
4.55%, 06/24/24		4	4,000
8.75%, 03/15/32		7	9,025
5.75%, 06/24/44		56	57,890
WPX Energy, Inc.:
6.00%, 01/15/22		6	6,240
5.25%, 09/15/24		12	11,805
5.75%, 06/01/26		16	15,955

			2,999,262
Paper & Forest Products — 0.2%
Mercer International, Inc.:
6.50%, 02/01/24		15	15,188
5.50%, 01/15/26(b)		13	12,610
Norbord, Inc., 6.25%, 04/15/23(b)		24	25,022
PH Glatfelter Co., 5.38%, 10/15/20		8	8,020

			60,840
Pharmaceuticals — 2.2%
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(b)		35	33,610

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Pharmaceuticals (continued)
Endo Finance LLC(b):
7.25%, 01/15/22	USD	5	$4,600
5.38%, 01/15/23		60	48,000
inVentiv Group Holdings, Inc., 7.50%, 10/01/24(b)		25	26,312
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 07/19/19		43	41,978
Valeant Pharmaceuticals International, Inc.(b):
7.50%, 07/15/21		51	51,797
5.63%, 12/01/21		14	13,773
6.50%, 03/15/22		36	37,260
7.25%, 07/15/22		2	2,048
5.50%, 03/01/23		63	58,590
5.88%, 05/15/23		95	89,241
7.00%, 03/15/24		56	58,713
6.13%, 04/15/25		62	57,117
5.50%, 11/01/25		64	63,072
9.25%, 04/01/26		9	9,349
8.50%, 01/31/27		64	64,800

			660,260
Professional Services — 0.4%(b)
Booz Allen Hamilton, Inc., 5.13%, 05/01/25		9	8,797
Jaguar Holding Co. II, 6.38%, 08/01/23		98	97,530

			106,327
Real Estate Management & Development — 0.4%(b)
Five Point Operating Co. LP, 7.88%, 11/15/25		16	16,300
Greystar Real Estate Partners LLC, 5.75%, 12/01/25		18	17,460
Howard Hughes Corp. (The), 5.38%, 03/15/25		37	36,306
Realogy Group LLC:
4.50%, 04/15/19		5	5,013
5.25%, 12/01/21		27	26,865
4.88%, 06/01/23		10	9,400

			111,344
Road & Rail — 0.7%(b)
Avis Budget Car Rental LLC, 5.13%, 06/01/22		64	62,560
Herc Rentals, Inc.:
7.50%, 06/01/22		7	7,402
7.75%, 06/01/24		20	21,350
Hertz Corp. (The), 7.63%, 06/01/22		39	37,440
Park Aerospace Holdings Ltd.:
3.63%, 03/15/21		26	25,188
5.25%, 08/15/22		27	26,730
Watco Cos. LLC, 6.38%, 04/01/23		34	34,553

			215,223
Semiconductors & Semiconductor Equipment — 0.8%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		10	11,050
Entegris, Inc., 4.63%, 02/10/26(b)		20	19,050
Micron Technology, Inc., 5.50%, 02/01/25		2	2,082
NXP BV, 4.13%, 06/01/21(b)		200	199,500

			231,682
Software — 3.7%
Ascend Learning LLC, 6.88%, 08/01/25(b)		29	29,254
BMC Software Finance, Inc., 8.13%, 07/15/21(b)		27	27,608
CDK Global, Inc.:
5.88%, 06/15/26		20	20,380
4.88%, 06/01/27		43	41,226
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		24	22,706
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		77	85,942
Infor Software Parent LLC, 7.13% ( 7.13% Cash or 7.88% PIK), 05/01/21(b)(e)		42	42,105
Infor US, Inc., 6.50%, 05/15/22		272	272,340

Security		Par (000)	Value
Software (continued)
Informatica LLC, 7.13%, 07/15/23(b)	USD	97	$97,991
Nuance Communications, Inc.:
5.38%, 08/15/20(b)		1	1,000
6.00%, 07/01/24		27	27,236
5.63%, 12/15/26		25	24,438
PTC, Inc., 6.00%, 05/15/24		22	22,880
RP Crown Parent LLC, 7.38%, 10/15/24(b)		47	48,396
Solera LLC, 10.50%, 03/01/24(b)		176	195,471
Sophia LP, 9.00%, 09/30/23(b)		31	32,546
Symantec Corp., 5.00%, 04/15/25(b)		22	21,313
TIBCO Software, Inc., 11.38%, 12/01/21(b)		84	90,720

			1,103,552
Specialty Retail — 0.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		36	35,674
Group 1 Automotive, Inc.:
5.00%, 06/01/22		10	9,925
5.25%, 12/15/23(b)		4	3,840
L Brands, Inc.:
6.88%, 11/01/35		44	39,160
6.75%, 07/01/36		5	4,400
Penske Automotive Group, Inc.:
5.75%, 10/01/22		21	21,262
5.50%, 05/15/26		8	7,840
SRS Distribution, Inc., 8.25%, 07/01/26(b)		18	17,910
Staples, Inc., 8.50%, 09/15/25(b)		28	26,110

			166,121
Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC, 7.13%, 06/15/24(b)		68	72,041
Western Digital Corp., 4.75%, 02/15/26		78	75,855

			147,896
Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP, 5.25%, 10/01/25(b)		33	30,972

Trading Companies & Distributors — 1.1%
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)		25	22,985
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)		15	14,175
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22(b)		8	8,180
HD Supply, Inc., 5.75%, 04/15/24(b)(h)		206	216,043
United Rentals North America, Inc.:
4.63%, 10/15/25		42	40,005
5.88%, 09/15/26		23	23,230
4.88%, 01/15/28		15	13,889

			338,507
Water Utilities — 0.1%
Core & Main LP, 6.13%, 08/15/25(b)		43	40,742

Wireless Telecommunication Services — 3.0%
Digicel Ltd., 6.00%, 04/15/21(b)		200	181,250
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		10	10,637
5.25%, 08/01/26		65	60,938
Sprint Communications, Inc.(b):
9.00%, 11/15/18		47	47,940
7.00%, 03/01/20		41	42,537
Sprint Corp.:
7.88%, 09/15/23		53	54,955
7.13%, 06/15/24		231	233,215
7.63%, 02/15/25		18	18,360
7.63%, 03/01/26		91	92,820
T-Mobile USA, Inc.:
4.00%, 04/15/22		14	13,857

88	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value
Wireless Telecommunication Services (continued)
6.38%, 03/01/25	USD	28		$28,986
6.50%, 01/15/26		18		18,563
4.50%, 02/01/26		67		62,561
4.75%, 02/01/28		12		11,115

				877,734
Total Corporate Bonds — 80.8% (Cost: $24,455,909)				24,035,572

Floating Rate Loan Interests — 11.2%(i)

Aerospace & Defense — 0.1%
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 5.00%), 7.05%, 11/28/21		20		19,825
Sequa Mezzanine Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 9.00%), 11.10%, 04/28/22(d)		8		7,980
WP CPP Holdings, Term Loan B, (LIBOR USD 6 Month + 3.75%), 6.28%, 03/16/25		6		6,021

				33,826
Air Freight & Logistics — 0.2%
Ceva Group plc, Term Loan, (LIBOR USD 3 Month - 0.10%), 2.21%, 03/19/21		15		14,727
Ceva Intercompany BV, Term Loan, (LIBOR USD 3 Month + 5.50%), 7.86%, 03/19/21		6		6,166
CEVA Logistics Holdings, Inc., Term Loan B, (LIBOR USD 3 Month + 5.50%), 7.86%, 03/19/21		26		25,855
Ceva Logistics ULC, Term Loan, (LIBOR USD 3 Month + 5.50%), 7.86%, 03/19/21		3		2,899

				49,647
Airlines — 0.0%(d)
Northwest Airlines, Inc., Term Loan, (LIBOR USD 6 Month + 1.23%), 3.30%, 09/10/18		2		1,576
Northwest Airlines, Inc., Term Loan 2, (LIBOR USD 6 Month + 1.23%), 3.30%, 09/10/18		2		1,493
Northwest Airlines, Inc., Term Loan 5, (LIBOR USD 6 Month + 1.23%), 3.30%, 09/10/18		2		1,491

				4,560
Auto Components — 0.0%
Mavis Tire Express, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 03/15/25		7		7,208
Mavis Tire Express, Delayed Draw 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 0.00% - 5.33%, 03/15/25		—	(j)	64

				7,272
Chemicals — 0.7%
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.33%, 01/31/24		14		14,183
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.25%), 7.13%, 08/12/22		163		163,495
Greenrock Finance, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.59%, 06/28/24		6		5,963
Invictus Co., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.10%, 03/28/25		12		11,603
Invictus Co., Term Loan B26, (LIBOR USD 3 Month + 6.75%), 8.73%, 03/30/26		6		6,038

				201,282
Commercial Services & Supplies — 0.5%
Access CIG LLC, 1st Lien Term Loan, 02/27/25(k)		1		1,000
Access CIG LLC, 2nd Lien Term Loan:
, 02/27/26(k)		1		999

Security		Par (000)	Value
Commercial Services & Supplies (continued)
Access CIG LLC, Initial Loan 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.75%), 9.84%, 02/27/26	USD	2	$2,318
Access CIG LLC, Term Loan:
(LIBOR USD 1 Month + 3.75%), 5.84% , 02/27/25		6	6,445
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.58% - 6.61%, 06/21/24		132	131,725
West Corp., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.59%, 10/10/24		8	7,930

			150,417
Construction & Engineering — 0.2%
Ply Gem, Inc., Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.09%, 04/01/25		53	53,096

Diversified Consumer Services — 0.1%
Laureate Education, Inc., Term Loan, 04/26/24(k)		12	12,049
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.84%, 05/06/24		14	13,555

			25,604
Diversified Financial Services — 0.1%
AHP Health Partners, Inc., Term Loan, 06/30/25(k)		14	13,930
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, 03/01/21(k)		14	13,873
Sedgwick Claims Management Services, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 5.75%), 7.84% - 8.06%, 02/28/22		15	15,047

			42,850
Diversified Telecommunication Services — 0.3%
CenturyLink, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.84%, 01/31/25		85	82,778
TDC AS, Term Loan B, 06/11/25(k)		17	16,952

			99,730
Electrical Equipment — 0.0%
Graftech International Ltd., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.51%, 02/12/25		7	6,952

Energy Equipment & Services — 0.9%
McDermott International, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.09%, 05/12/25		144	144,179
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 9.80%, 11/08/22(d)		65	67,112
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 1.43%), 3.53%, 07/13/20		41	40,511

			251,802
Food & Staples Retailing — 0.1%
Albertson’s Co. LLC, Term loan B, 05/03/23(k)		34	33,786

Food Products — 0.1%
CHG PPC Parent LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.84%, 03/31/25(d)		11	10,945
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.59%, 10/10/23		8	7,900
JBS USA Lux SA, Term Loan, 10/30/22(k)		14	14,036

			32,881
Health Care Equipment & Supplies — 0.5%
DJO Finance LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.34% - 5.56%, 06/08/20		72	71,299
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 5.00%), 7.09%, 06/15/21		78	78,467

			149,766
Health Care Providers & Services — 0.4%
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR USD 6 Month + 3.75%), 5.76%, 05/31/25		9	9,184

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value
Health Care Providers & Services (continued)
Gentiva Health Services, Inc. Term Loan U, 06/23/25(d)(k)	USD	25		$24,569
Gentiva Health Services, Inc., Term Loan:
06/23/25		15		15,355
06/22/26(d)(k)		5		5,529
Ortho-Clinical Diagnostics, Inc., Term Loan B, 06/30/25(k)		16		15,930
Quorum Health Corp., 1st Lien Term Loan, 04/29/22(k)		20		20,350
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.84%, 02/06/24		37		35,746

				126,663
Hotels, Restaurants & Leisure — 0.7%
GVC Holdings plc, Term Loan B2, 03/15/24(k)		4		3,878
Las Vegas Sands LLC, Term Loan, (LIBOR USD 1 Month + 1.75%), 3.84%, 03/27/25		57		56,421
Stars Group Holdings BV, Term Loan, 06/27/25(k)		144		144,090

				204,389
Household Products — 0.0%
Energizer Holdings, Term Loan B1, 06/20/25(k)		9		8,996

Industrial Conglomerates — 0.5%
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.34%, 08/18/24		40		39,391
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.09%, 03/29/25		7		6,976
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.23% - 5.25%, 02/21/25		12		11,830
PSAV Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.34%, 09/01/25		10		9,908
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.00%, 03/14/25		44		44,091
Vertiv Group Corp., Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.00%, 11/30/23		22		22,056

				134,252
Insurance — 0.3%
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.05%, 05/09/25		5		4,963
Asurion LLC, 2nd Lien Term Loan B2, 08/04/25(d)(k)		46		46,632
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.33%, 05/16/24		22		21,747

				73,342
Internet Software & Services — 0.0%
Deck Chassis Acquisition, Inc., Term Loan, (LIBOR USD 1 Month + 6.00%), 8.09%, 06/15/23(d)		5		5,038
GTT Communications, Inc., 1st Lien Term Loan, 05/31/25(k)		—	(j)	316

				5,354
IT Services — 0.4%
Applied Systems, Inc., Term Loan, (LIBOR USD 3 Month + 7.00%), 9.33%, 09/19/25		3		3,083
BMC Software Finance, Inc., Term Loan B, 09/01/25(k)		44		43,725
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.84%, 04/28/25		4		3,987
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.10%, 04/29/24		15		14,574
Mitchell International, Inc., 1st Lien Term Loan, 11/29/24(k)		6		6,030
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.34%, 12/01/25		15		14,962
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.61%, 08/01/25		7		6,946
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 08/01/24		17		16,656
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.09%, 05/01/24		14		13,719

				123,682

Security		Par (000)	Value
Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.34%, 08/30/24	USD	9	$8,879

Machinery — 0.3%
Pike Corp., 1st Lien Term Loan, 03/12/25(k)		8	8,131
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.09%, 03/28/25		81	79,983

			88,114
Media — 1.3%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.09%, 07/12/24		7	6,921
Charter Communications Operating, LLC, Term Loan, (LIBOR USD 1 Month + 1.50%), 3.60%, 03/31/23		137	136,245
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 1 Month + 3.75%), 5.85% , 11/27/23		8	8,373
(LIBOR USD 1 Month + 4.50%), 6.60% , 01/02/24		31	32,324
(LIBOR USD 6 Month + 6.63%), 6.63% , 01/02/24		164	169,465
Xplornet Communications, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.33%, 09/09/21(d)		28	27,860

			381,188
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.81% - 5.26%, 10/25/20		29	25,287

Multi-Utilities — 0.0%
Exgen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.31%, 11/28/24(d)		9	8,848

Oil, Gas & Consumable Fuels — 1.3%
Bison Midstream Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.09%, 05/21/25(d)		6	6,000
Bronco Midstream Funding LLC, Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.83%, 08/14/23(d)		11	10,849
California Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.75%), 6.84%, 12/31/22		72	73,215
Chesapeake Energy Corp., Term Loan, 08/23/21(k)		143	149,927
CONSOL Energy., Inc., Term Loan, (LIBOR USD 3 Month + 6.00%), 8.32%, 11/28/22		32	32,580
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 8.09%, 03/01/24		29	28,438
Lucid Energy Group II Borrower LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.09%, 02/17/25(d)		8	7,930
Medallian Midland Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.34%, 10/30/24(d)		12	11,821
Midcoast Operating LP, Term Loan, 06/30/25(d)(k)		26	25,870
Vine Oil & Gas LP, Term Loan B, (LIBOR USD 1 Month + 6.88%), 8.97%, 11/25/21(d)		29	29,000

			375,630
Pharmaceuticals — 0.3%
Amneal Pharmaceuticals LLC, Term Loan B18, (LIBOR USD 1 Month + 3.50%), 5.63%, 03/21/25		30	30,124
Endo Pharma, Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.38%, 04/29/24		38	37,714
Valeant Pharmaceuticals International, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.98%, 06/02/25		15	15,048

			82,886
Semiconductors & Semiconductor Equipment — 0.1%
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.10%, 05/29/25		30	30,018

Software — 0.6%
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.61%, 11/01/24		63	64,219

90	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Software (continued)
McAfee LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.59%, 09/30/24	USD	15	$14,911
PowerSchool, Inc., 1st Lien Term Loan, 07/31/25(d)(k)		15	14,887
Renaissance Learning, Inc., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.58%, 05/24/25		12	11,927
SS&C Technologies Holdings, Inc., Term Loan, 04/16/25(k)		19	18,785
SS&C Technologies Holdings, Inc., Term Loan B, 04/16/25(k)		51	50,992

			175,721
Specialty Retail — 0.0%
Belron Finance LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.86%, 11/07/24(d)		13	12,903

Trading Companies & Distributors — 0.2%
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.28% - 6.00%, 01/02/25		14	13,866
Reece Ltd., Term Loan B, 06/01/25(d)(k)		6	6,019
SRS Distribution, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.58%, 05/23/25		37	36,414

			56,299
Wireless Telecommunication Services — 0.9%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.61%, 05/27/24		26	25,089
Ligado Networks LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 8.75%), 11.07%, 12/07/20		273	218,897
Ligado Networks LLC, Term Loan, (LIBOR USD 3 Month + 12.50%), 14.82%, 12/07/20		69	19,741

			263,727
Total Floating Rate Loan Interests — 11.2% (Cost: $3,381,345)			3,329,649

		Shares
Investment Companies — 0.4%
Financial Select Sector SPDR Fund		3,331	88,571
SPDR S&P Oil & Gas Exploration & Production ETF		1,244	53,567

Total Investment Companies — 0.4% (Cost: $142,657)			142,138

Preferred Securities — 3.3%
		Par (000)
Capital Trusts — 2.4%(i)
Banks — 1.8%(l)
Bank of America Corp.:
Series X, 6.25%	USD	66	68,970
Series Z, 6.50%		33	35,063
Series AA, 6.10%		60	62,364
CIT Group, Inc., Series A, 5.80%		26	25,675
Citigroup, Inc.:
Series N, 5.80%		40	40,875
Series R, 6.12%		23	24,006
5.95%		36	36,630
JPMorgan Chase & Co.:
Series V, 5.00%		65	65,325
Series Q, 5.15%		20	19,700
Series U, 6.12%		7	7,192
Series X, 6.10%		83	85,706
Wells Fargo & Co.:
Series S, 5.90%		15	15,056

Security		Par (000)	Value
Banks (continued)
Series U, 5.87%	USD	44	$45,375

			531,937
Capital Markets — 0.4%(l)
Goldman Sachs Group, Inc. (The), Series P, 5.00%		95	89,120
Morgan Stanley, Series H, 5.45%		27	27,355

			116,475
Consumer Finance — 0.1%
General Motors Financial Co., Inc., Series A, 5.75%(l)		47	45,061

Oil, Gas & Consumable Fuels — 0.1%
Andeavor Logistics LP, Series A, 6.87%(l)		34	33,660

Total Capital Trusts — 2.4% (Cost: $735,723)			727,133

		Shares
Preferred Stocks — 0.1%

Machinery — 0.1%
Rexnord Corp., Series A, 5.75%(g)		340	21,243

Total Preferred Stocks — 0.1% (Cost: $20,048)			21,243

Trust Preferreds — 0.8%
Banks — 0.8%
GMAC Capital Trust I, 8.13%, 02/15/40(i)		8,676	228,179

Total Trust Preferreds — 0.8% (Cost: $227,891)			228,179

Total Preferred Securities — 3.3% (Cost: $983,662)			976,555

Total Long-Term Investments — 97.9% (Cost: $29,535,924)			29,148,786

Short-Term Securities — 2.1%(m)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(n)		581,247	581,247
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.72%		33,606	33,606

Total Short-Term Securities — 2.1% (Cost: $614,853)			614,853

Total Investments — 100.0% (Cost: $30,150,777)			29,763,639
Liabilities in Excess of Other Assets — (0.0)%			(13,869)

Net Assets — 100.0%			$29,749,770

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	Convertible security.

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield Portfolio (Percentages shown are based on Net Assets)

(h)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(i)	Variable rate security. Rate shown is the rate in effect as of period end.
(j)	Amount is less than $500.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Perpetual security with no stated maturity date.
(m)	Annualized 7-day yield as of period end.

(n)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	228,778	352,469	(b)	—	581,247	$581,247	3,365	—	$—
iShares iBoxx $ High Yield Corporate Bond ETF	472	—		(472)	—	—	334	(1,178)	270

Total						$581,247	3,699	(1,178)	$270

(a)	Includes net capital gains distributions.
(b)	Represents net shares purchased.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/Unrealized Appreciation (Depreciation)
Short Contracts
Russell 2000 E-Mini Index	2	09/21/18	$165	$3,896
S&P 500 E-Mini Index	1	09/21/18	136	3,347

				$7,243

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	383,000	USD	447,890	ANZ Banking Group Ltd.	07/05/18	$(560)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC+	USD	20	$988	$(573)	$1,561
CDX.NA.HY.30.V1	5.00	Quarterly	06/20/23	B	USD	902	53,077	54,599	(1,522)

							$54,065	$54,026	$39

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Frontier Communications Corp.	5.00%	Quarterly	Barclays Bank plc	06/20/23	USD	17	$4,569	$5,491	$(922)

92	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/25	B+	USD	6	$(1,080)	$(1,111)	$31

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$54,599	$(573)	$1,561	$(1,522)
OTC Swaps	5,491	(1,111)	31	(922)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$7,243	$—	$—	$—	$7,243
Swaps — centrally cleared
Net unrealized appreciation(a)	—	1,561	—	—	—	—	1,561
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	5,522	—	—	—	—	5,522

	$—	$7,083	$7,243	$—	$—	$—	$14,326

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$560	$—	$—	$560
Swaps — centrally cleared
Net unrealized depreciation(a)	—	1,522	—	—	—	—	1,522
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,033	—	—	—	—	2,033

	$—	$3,555	$—	$560	$—	$—	$4,115

(a)

Includes cumulative appreciation on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,747	$—	$7,044	$—	$9,791
Forward foreign currency exchange contracts	—	—	—	(16,097)	—	—	(16,097)
Options purchased(a)	—	—	(7,565)	—	—	—	(7,565)
Options written	—	—	2,704	—	—	—	2,704
Swaps	—	5,890	—	—	—	—	5,890

	$—	$5,890	$(2,114)	$(16,097)	$7,044	$—	$(5,277)

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$7,243	$—	$(901)	$—	$6,342
Forward foreign currency exchange contracts	—	—	—	981	—	—	981
Swaps	—	(740)	—	—	—	—	(740)

	$—	$(740)	$7,243	$981	$(901)	$—	$6,583

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$210,985
Forward foreign currency exchange contracts:
Average amounts sold — in USD	$223,945
Credit default swaps:
Average notional value — buy protection	$16,505
Average notional value — sell protection	$558,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$—	$560
Swaps — Centrally cleared	—	917
Swaps — OTC(a)	5,522	2,033

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$5,522	$3,510
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(917)

Total derivative assets and liabilities subject to an MNA	$5,522	$2,593

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank plc	$5,522	$(2,033)	$—	$—	$3,489

	$5,522	$(2,033)	$—	$—	$3,489

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)(d)
ANZ Banking Group Ltd.	$560	$—	$—	$—	$560
Barclays Bank plc	2,033	(2,033)	—	—	—

	$2,593	$(2,033)	$—	$—	$560

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

94	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$664,872	$—	$—	$664,872
Corporate Bonds(a)	—	24,035,572	—	24,035,572
Floating Rate Loan Interests:
Aerospace & Defense	—	25,846	7,980	33,826
Air Freight & Logistics	—	49,647	—	49,647
Airlines	—	—	4,560	4,560
Auto Components	—	7,272	—	7,272
Chemicals	—	201,282	—	201,282
Commercial Services & Supplies	—	150,417	—	150,417
Construction & Engineering	—	53,096	—	53,096
Diversified Consumer Services	—	25,604	—	25,604
Diversified Financial Services	—	42,850	—	42,850
Diversified Telecommunication Services	—	99,730	—	99,730
Electrical Equipment	—	6,952	—	6,952
Energy Equipment & Services	—	184,690	67,112	251,802
Food & Staples Retailing	—	33,786	—	33,786
Food Products	—	21,936	10,945	32,881
Health Care Equipment & Supplies	—	149,766	—	149,766
Health Care Providers & Services	—	81,210	45,453	126,663
Hotels, Restaurants & Leisure	—	204,389	—	204,389
Household Products	—	8,996	—	8,996
Industrial Conglomerates	—	134,252	—	134,252
Insurance	—	26,710	46,632	73,342
Internet Software & Services	—	316	5,038	5,354
IT Services	—	123,682	—	123,682
Life Sciences Tools & Services	—	8,879	—	8,879
Machinery	—	88,114	—	88,114
Media	—	353,328	27,860	381,188
Multiline Retail	—	25,287	—	25,287
Multi-Utilities	—	—	8,848	8,848
Oil, Gas & Consumable Fuels	—	284,160	91,470	375,630
Pharmaceuticals	—	82,886	—	82,886
Semiconductors & Semiconductor Equipment	—	30,018	—	30,018
Software	—	160,834	14,887	175,721
Specialty Retail	—	—	12,903	12,903
Trading Companies & Distributors	—	50,280	6,019	56,299
Wireless Telecommunication Services	—	263,727	—	263,727
Investment Companies	142,138	—	—	142,138
Preferred Securities:
Banks	228,179	531,937	—	760,116
Capital Markets	—	116,475	—	116,475
Consumer Finance	—	45,061	—	45,061
Machinery	21,243	—	—	21,243
Oil, Gas & Consumable Fuels	—	33,660	—	33,660
Short-Term Securities(b)	614,853	—	—	614,853
Unfunded Floating Rate Loan Interests(b)	—	4	—	4

	$1,671,285	$27,742,651	$349,707	$29,763,643

Liabilities:
Unfunded Floating Rate Loan Interests(b)	—	(11)	—	(11)

Total Investments	$1,671,285	$27,742,640	$349,707	$29,763,632

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$1,592	$—	$1,592

Equity contracts	7,243	—	—	7,243

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock High Yield Portfolio

	Level 1	Level 2	Level 3	Total
Liabilities:
Credit contracts	$—	$(2,444)	$—	$(2,444)

Foreign currency exchange contracts	—	(560)	—	(560)

	$7,243	$(1,412)	$—	$5,831

(a)	See above Schedule of Investments for values in each industry.
(b)	See above Schedule of Investments for values in each security type.
(c)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Floating Rate Loan Interests	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets:
Opening Balance, as of December 31, 2017	$148,500	$317,239	$6	$465,745
Transfers into Level 3	—	36,590	—	36,590
Transfers out of Level 3	—	(179,273)	—	(179,273)
Accrued discounts/premiums	—	252	—	252
Net realized gain (loss)	3,910	395	—	4,305
Net change in unrealized appreciation (depreciation)(a)(b)	1,500	1,342	(6)	2,836
Purchases	—	216,468	—	216,468
Sales	(153,910)	(43,306)	—	(197,216)

Closing Balance, as of June 30, 2018	$—	$349,707	$—	$349,707

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018(b)	$—	$1,342	$—	$1,342

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

96	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 3.4%(a)
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 3.77%, 09/15/26(b)	USD	170	$170,722
BSPRT Issuer Ltd., Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.35%), 3.42%, 06/15/27(b)		170	170,143
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.54%, 08/15/30(b)		500	500,698
OCP CLO Ltd., Series 2012-2A, Class A1R, (LIBOR USD 3 Month + 1.40%), 3.73%, 11/22/25(b)		600	600,962
Progress Residential Trust, Series 2017-SFR1, Class A2.77%, 08/17/34		100	96,422
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 2.78%, 04/20/31(b)		400	400,313

Total Asset-Backed Securities — 3.4% (Cost: $1,939,679)			1,939,260

Foreign Government Obligations — 0.9%

France — 0.3%
Republic of France, 0.00%, 02/25/20	EUR	140	165,037

Germany — 0.3%
Federal Republic of Germany, 0.00%, 12/13/19		140	165,132

Japan — 0.3%
Japan Government Two Year Bond, 0.10%, 03/15/20	JPY	19,100	173,189

Total Foreign Government Obligations — 0.9% (Cost: $528,578)			503,358

Non-Agency Mortgage-Backed Securities — 3.8%

Collateralized Mortgage Obligations — 0.2%
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50%, 11/25/57	USD	135	134,376

Commercial Mortgage-Backed Securities — 3.3%(a)
AREIT Trust, Series 2018-CRE1, Class A, 2.92%, 02/15/35(c)(d)		135	135,081
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 3.48%, 07/05/33(c)		600	600,344
Commercial Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 10/10/29		350	341,375
CSMC Trust:
Series 2016-MFF, Class A, 3.67%, 11/15/33(c)		69	69,659
Series 2017-CALI, Class A, 3.43%, 11/10/32		100	99,172
DBUBS Mortgage Trust, Series 2017-BRBK, Class A, 3.45%, 10/10/34		150	148,951
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 3.37%, 12/15/34(c)		115	114,720
LMREC, Inc., Series 2016-CRE2, Class A, 3.78%, 11/24/31(c)		100	100,500
RAIT Trust, Series 2017-FL7, Class A, 3.02%, 06/15/37(c)		248	247,975

			1,857,777
Interest Only Commercial Mortgage-Backed Securities — 0.3%(c)
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.90%, 05/10/58		623	62,889
Core Industrial Trust(a):
Series 2015-TEXW, Class XA, 0.90%, 02/10/34		2,600	62,886
Series 2015-WEST, Class XA, 1.08%, 02/10/37		1,300	70,909

			196,684

Total Non-Agency Mortgage-Backed Securities — 3.8% (Cost: $2,212,322)			2,188,837

Security	Par (000)		Value
U.S. Government Sponsored Agency Securities — 67.8%

Agency Obligations — 0.7%
Federal Home Loan Bank, 4.00%, 04/10/28	USD	400	$424,762

Collateralized Mortgage Obligations — 1.7%
Federal National Mortgage Association:
Series 2017-69, Class HA, 3.00%, 06/25/46		555	546,827
Series 2011-8, Class ZA, 4.00%, 02/25/41		269	274,239
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.80%, 07/20/39(c)		131	145,303

			966,369
Interest Only Commercial Mortgage-Backed Securities — 2.8%
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series K064, Class X1, 0.74%, 03/25/27(c)		1,195	54,089
Federal National Mortgage Association ACES Variable Rate Notes:(c)
Series 2015-M1, Class X2, 0.65%, 09/25/24		5,911	169,496
Series 2016-M4, Class X2, 2.68%, 01/25/39		323	33,442
Finnish Real Estate Management Federation Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 02/25/22(a)		18,333	52,215
Government National Mortgage Association Variable Rate Notes:
Series 2002-83, 0.00%, 10/16/42(c)		458	1
Series 2003-17, 0.00%, 03/16/43(c)		921	—
Series 2003-109, 0.00%, 11/16/43(c)		998	190
Series 2017-54, 0.65%, 12/16/58(c)		149	9,312
Series 2017-168, 0.66%, 12/16/59(c)		611	38,949
Series 2017-72, 0.68%, 04/16/57(c)		1,105	69,831
Series 2017-53, 0.69%, 11/16/56(c)		3,919	232,990
Series 2017-44, 0.70%, 04/17/51(c)		626	36,729
Series 2017-64, 0.72%, 11/16/57(c)		299	19,700
Series 2017-30, 0.76%, 08/16/58(c)		626	38,981
Series 2017-61, 0.77%, 05/16/59(c)		425	32,654
Series 2016-22, 0.77%, 11/16/55(c)		2,153	117,718
Series 2016-45, 1.01%, 02/16/58(c)		3,253	252,418
Series 2016-119, (LIBOR 1 Month + 0.00%), 1.13%, 04/16/58(b)		3,447	288,707
Series 2016-113, 1.19%, 02/16/58(c)		1,453	133,362

			1,580,784
Mortgage-Backed Securities — 62.6%
Federal Home Loan Mortgage Corp.:
2.50%, 09/01/27 - 02/01/32		367	357,114
2.50%, 07/15/33(e)		244	236,854
3.00%, 09/01/27 - 12/01/46		565	555,625
3.00%, 07/15/33 - 07/15/48(e)		1,415	1,375,864
3.50%, 04/01/31 - 01/01/48		2,928	2,935,023
4.00%, 08/01/40 - 08/01/47		605	621,250
4.00%, 09/15/43(e)		700	713,490
4.50%, 02/01/39 - 12/01/43		179	188,061
4.50%, 11/15/40(e)		239	248,683
5.00%, 11/01/41		130	138,270
5.50%, 06/01/41		120	129,916
8.00%, 03/01/30 - 06/01/31		14	14,289
Federal National Mortgage Association:
2.00%, 10/01/31 - 03/01/32		137	129,771
2.50%, 06/01/28 - 02/01/33		949	924,742
2.50%, 04/25/29(e)		174	169,107
3.00%, 04/01/29 - 03/01/47		3,839	3,765,577
3.00%, 07/25/33(e)		1,778	1,767,562
3.50%, 10/25/27 - 04/25/44(e)		2,372	2,362,375
3.50%, 04/01/29 - 01/01/48		3,378	3,388,217
4.00%, 02/01/25 - 04/01/48		3,050	3,134,506

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Mortgage-Backed Securities (continued)
4.00%, 09/25/43(e)	USD	985	$1,004,209
4.50%, 06/01/26 - 12/01/47		1,536	1,613,750
4.50%, 04/25/41(e)		27	28,114
5.00%, 02/01/35 - 12/01/43		274	293,681
5.50%, 11/01/21 - 09/01/39		369	396,633
6.00%, 04/01/35 - 09/01/40		247	272,652
6.50%, 05/01/40		54	59,972
Government National Mortgage Association:
3.00%, 02/15/45 - 07/20/47		1,877	1,844,361
3.00%, 07/15/48(e)		28	26,904
3.50%, 12/20/41 -10/20/46		3,395	3,416,841
4.00%, 10/20/40 - 04/20/48		667	687,160
4.00%, 07/15/48(e)		1,380	1,414,392
4.50%, 12/20/39 - 02/15/42		1,257	1,321,599
4.50%, 10/20/41(e)		71	73,796
5.00%, 07/15/39 - 07/20/44		93	99,043

			35,709,403

Total U.S. Government Sponsored Agency Securities — 67.8% (Cost: $39,207,064)			38,681,318

U.S. Treasury Obligations — 55.5%
U.S. Treasury Bonds:
4.25%, 05/15/39		190	229,195
4.50%, 08/15/39		184	229,432
4.38%, 11/15/39		185	227,218
3.13%, 02/15/43		720	739,153
3.13%, 05/15/48(f)		985	1,012,357
2.88%, 05/15/43 - 11/15/46		929	912,130
3.63%, 08/15/43		687	765,790
3.75%, 11/15/43		729	828,753
3.00%, 02/15/47		131	131,471
U.S. Treasury Notes:
1.25%, 08/31/19(f)		1,846	1,821,339
1.00%, 10/15/19		1,846	1,812,325
2.50%, 05/31/20(f)		2,853	2,851,663
1.63%, 06/30/20 - 10/31/23		3,324	3,224,849
2.63%, 05/15/21(f)		2,230	2,230,174
1.13%, 06/30/21		1,293	1,237,138
2.25%, 07/31/21(f)		1,293	1,278,353
2.25%, 01/31/24 - 02/15/27		2,226	2,146,653
2.13%, 09/30/21		1,293	1,271,989
1.88%, 04/30/22		1,293	1,254,665
2.75%, 05/31/23(f)		2,493	2,496,116
2.00%, 04/30/24 - 11/15/26		3,442	3,275,438
2.88%, 05/31/25		1,200	1,204,594
2.88%, 05/15/28(f)		509	510,014

Total U.S. Treasury Obligations — 55.5% (Cost: $31,864,387)			31,690,809

Total Long-Term Investments — 131.4% (Cost: $75,752,030)			75,003,582

Short-Term Securities — 4.9%

Certificates of Deposit — 1.1%
Yankee — 0.8%(g)
BNP Paribas SA, New York, 2.66%, 04/18/19		130	130,052
Canadian Imperial Bank of Commerce, New York, 2.66%, 04/17/19		130	130,017
MUFG Bank Ltd., New York, 2.68%, 04/17/19(a)		110	110,075
Royal Bank of Canada, New York, (LIBOR USD 3 Month + 0.18%), 2.54%, 04/18/19(b)		110	110,025

			480,169

Security	Par (000)		Value
Domestic — 0.3%
Wells Fargo Bank NA:
(LIBOR USD 3 Month + 0.21%), 2.56%, 04/16/19(b)	USD	110	$110,068
2.70%, 04/16/19		60	60,033

			170,101

Total Certificates of Deposit — 1.1% (Cost: $650,000)			650,270

Commercial Paper — 0.2%
JPMorgan Securities LLC, (LIBOR USD 3 Month + 0.18%), 2.53%, 04/15/19(b)		110	110,025

Total Commercial Paper — 0.2% (Cost: $110,000)			110,025

Foreign Government Obligations — 2.0%
Japan — 2.0%
Government of Japan Treasury Bills:(h)
(0.14)%, 08/13/18	JPY	62,000	560,077
(0.14)%, 09/03/18		63,000	569,152

			1,129,229

Total Foreign Government Obligations — 2.0% (Cost: $1,134,518)			1,129,229

		Shares
Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(i)(j)		899,067	899,067

Total Money Market Funds — 1.6% (Cost: $899,067)			899,067

Total Short-Term Securities — 4.9% (Cost: $2,793,585)			2,788,591

Total Options Purchased — 0.2% (Cost: $119,854)			102,696

Total Investments Before Options Written and TBA Sale Commitments — 136.5% (Cost: $78,665,469)			77,894,869

Total Options Written — (0.1)% (Premium Received — $(31,187))			(23,792)

		Par (000)
TBA Sale Commitments — (12.1)%(e)

Mortgage-Backed Securities — (12.1)%
Federal Home Loan Mortgage Corp.:
3.00%, 07/15/48	USD	35	(33,876)
3.50%, 07/15/33 - 06/15/44		879	(875,833)
4.00%, 09/15/43		166	(169,199)
Federal National Mortgage Association:
2.00%, 02/25/29		139	(131,632)
2.50%, 04/25/29		259	(251,522)
3.00%, 02/25/29 - 05/25/44		650	(629,599)
3.50%, 04/25/44		1,272	(1,265,754)
4.00%, 07/25/33 - 09/25/43		2,105	(2,146,223)
4.50%, 04/25/41		37	(38,526)
5.00%, 04/25/37		102	(108,050)
5.50%, 08/25/34		74	(79,348)
6.00%, 10/25/34		69	(75,469)

98	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association:
3.00%, 02/20/45 - 07/15/48	USD	169	$(165,268)
3.50%, 07/15/48		545	(547,404)
4.00%, 07/15/48		56	(57,396)
4.50%, 10/20/41		300	(311,815)

			(6,886,914)

Total TBA Sale Commitments — (12.1)% (Proceeds: $6,863,559)			(6,886,914)

Total Investments Net of Options Written and TBA Sale Commitments — 124.3% (Cost: $71,770,723)			70,984,163
Liabilities in Excess of Other Assets — (24.3)%			(13,892,035)

Net Assets — 100.0%			$57,092,128

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Represents or includes a TBA transaction.
(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Issuer is a U.S. branch of a foreign domiciled bank.
(h)	Rates are discount rates or a range of discount rates at the time of purchase.
(i)	Annualized 7-day yield as of period end.

(j)

During the six months ended June 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,681,021	(781,954)	899,067	$899,067	$17,256	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas SA	1.97%	06/29/18	07/02/18	$2,856,566	$2,856,879	U.S. Treasury Obligations	Overnight
BNP Paribas SA	2.07	06/29/18	07/02/18	512,181	512,240	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	2.15	06/29/18	07/02/18	2,502,349	2,502,648	U.S. Treasury Obligations	Overnight
JP Morgan Securities LLC	2.10	06/29/18	07/02/18	1,018,244	1,018,363	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.30	06/29/18	07/02/18	1,289,768	1,289,932	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.30	06/29/18	07/02/18	2,238,363	2,238,649	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith Inc.	2.30	06/29/18	07/02/18	1,829,848	1,830,081	U.S. Treasury Obligations	Overnight

				$12,247,319	$12,248,792

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Long Bond	6	09/19/18	$870	$14,015
U.S. Treasury 2 Year Note	49	09/28/18	10,380	(6,203)

				7,812

Short Contracts
Euro-Bund	14	09/06/18	2,658	(27,655)
U.S. Treasury 10 Year Note	88	09/19/18	10,577	(39,987)

				(67,642)

				$(59,830)

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond Portfolio

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	16,000	USD	18,647	Bank of America NA	07/03/18	$38
USD	5,460	BRL	21,064	Citibank NA	07/03/18	25
USD	4,000	BRL	15,054	Goldman Sachs International	07/03/18	116
USD	8,000	BRL	29,688	UBS AG	07/03/18	340
USD	3,909	CLP	2,460,200	JP Morgan Chase Bank NA	07/03/18	144
USD	19,658	EUR	16,000	Goldman Sachs International	07/03/18	973
USD	53,176	EUR	45,000	Goldman Sachs International	07/05/18	617
USD	31,000	RUB	1,931,052	JP Morgan Chase Bank NA	07/09/18	271
RUB	408,957	USD	6,500	Goldman Sachs International	07/13/18	5
USD	5,000	RUB	314,300	BNP Paribas SA	07/13/18	1
MXN	184,792	USD	9,000	Deutsche Bank AG	07/19/18	281
USD	9,000	MXN	164,826	UBS AG	07/19/18	722
USD	48,000	BRL	176,813	Goldman Sachs International	08/02/18	2,547
USD	7,040	CNY	45,011	Standard Chartered Bank	08/03/18	262
USD	31,000	RUB	1,941,127	JP Morgan Chase Bank NA	08/07/18	211
USD	9,000	ARS	237,769	JP Morgan Chase Bank NA	08/08/18	1,095
USD	14,778	EUR	12,600	Barclays Bank plc	08/08/18	23
USD	562,357	JPY	62,042,080	Royal Bank of Scotland	08/13/18	378
USD	31,778	TRY	129,100	BNP Paribas SA	08/20/18	4,266
USD	43,893	TRY	176,900	Citibank NA	08/20/18	6,194
USD	31,000	IDR	443,021,000	Deutsche Bank AG	08/31/18	313
USD	583,825	JPY	63,810,000	Barclays Bank plc	09/11/18	4,605
RUB	94,968	USD	1,500	Barclays Bank plc	09/12/18	1
USD	194,550	EUR	150,000	Deutsche Bank AG	12/13/19	11,218
USD	195,810	EUR	150,000	Deutsche Bank AG	02/25/20	11,246
USD	194,749	JPY	19,510,000	HSBC Bank plc	03/16/20	8,911

						54,803

BRL	11,958	USD	3,200	Barclays Bank plc	07/03/18	(115)
BRL	34,514	USD	9,460	BNP Paribas SA	07/03/18	(555)
BRL	18,206	USD	4,800	UBS AG	07/03/18	(102)
CLP	2,460,200	USD	3,888	JP Morgan Chase Bank NA	07/03/18	(123)
RUB	1,935,330	USD	31,000	JP Morgan Chase Bank NA	07/09/18	(203)
USD	1,500	RUB	94,380	Barclays Bank plc	07/13/18	(1)
USD	32,600	MXN	650,918	Citibank NA	07/23/18	(70)
ARS	341,740	USD	12,828	BNP Paribas SA	07/31/18	(1,375)
BRL	87,636	USD	24,000	BNP Paribas SA	08/02/18	(1,471)
BRL	89,724	USD	24,000	JP Morgan Chase Bank NA	08/02/18	(935)
CNY	45,105	USD	7,040	Deutsche Bank AG	08/03/18	(248)
USD	18,690	EUR	16,000	Bank of America NA	08/03/18	(38)
RUB	1,565,000	USD	25,000	BNP Paribas SA	08/07/18	(177)
TRY	306,000	USD	78,739	BNP Paribas SA	08/20/18	(13,528)
RUB	1,325,482	USD	21,122	Bank of America NA	08/21/18	(130)
RUB	870,020	USD	13,878	Credit Suisse International	08/21/18	(100)
IDR	314,595,000	USD	22,500	Deutsche Bank AG	08/31/18	(709)
MXN	603,604	USD	31,000	HSBC Bank plc	11/26/18	(1,305)

						(21,185)

	Net Unrealized Appreciation					$33,618

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	Down and Out	Deutsche Bank AG	07/19/18	BRL	3.68	BRL	3.55	USD	15	$8
USD Currency	One-Touch	BNP Paribas SA	07/20/18	ZAR	11.60	ZAR	11.60	USD	2	—
USD Currency	One-Touch	Morgan Stanley & Co. International plc	07/24/18	TRY	4.30	TRY	4.30	USD	2	76
USD Currency	Down and Out	Morgan Stanley & Co. International plc	08/10/18	TRY	4.65	TRY	4.38	USD	16	325
USD Currency	One-Touch	Deutsche Bank AG	08/20/18	BRL	3.50	BRL	3.50	USD	1	31
USD Currency	One-Touch	Morgan Stanley & Co. International plc	10/25/18	MXN	16.50	MXN	16.50	USD	2	47

										$487

100	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond Portfolio

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
USD Currency	HSBC Bank plc	07/05/18	IDR	14,000.00	USD	8	$2
USD Currency	Deutsche Bank AG	08/13/18	MXN	18.50	USD	30	63
USD Currency	Morgan Stanley & Co. International plc	08/20/18	MXN	19.50	USD	879	11,182
USD Currency	Morgan Stanley & Co. International plc	09/26/18	ZAR	12.90	USD	203	1,199
USD Currency	Morgan Stanley & Co. International plc	09/26/18	TRY	4.52	USD	208	2,019
USD Currency	HSBC Bank plc	10/18/18	ZAR	12.63	USD	341	1,455
USD Currency	Citibank NA	10/19/18	TRY	4.50	USD	264	2,358

							$18,278

OTC Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
2Y-10 CMS Index Cap	0.44%	Citibank NA	07/23/18	USD	16,960	$2	$8,480	$(8,478)
30Y-5Y CMS Index Cap	0.30%	Barclays Bank plc	07/30/18	USD	10,200	1	5,814	(5,813)
2Y-10 CMS Index Cap	0.34%	Citibank NA	08/28/18	USD	4,235	32	2,774	(2,742)

						$35	$17,068	$(17,033)

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annual	JP Morgan Chase Bank NA	04/27/38	3.04%	USD	790	$44,598
Put
10-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	11/16/18	3.35%	USD	1,100	3,418
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	JP Morgan Chase Bank NA	04/27/38	3.04%	USD	790	35,880

										39,298

										$83,896

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.50%	Semi-Annual	Bank of America NA	11/16/18	2.50%	USD	1,890	$(823)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.50%	Semi-Annual	Bank of America NA	11/26/18	2.50%	USD	1,890	(922)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.74%	Semi-Annual	JP Morgan Chase Bank NA	12/27/18	2.74%	USD	7,326	(11,604)

										(13,349)

Put
2-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	10/19/18	3.25%	USD	3,000	(741)
2-Year Interest Rate Swap	3.14%	Semi-Annual	3 month LIBOR	Quarterly	JP Morgan Chase Bank NA	12/27/18	3.14%	USD	7,326	(9,702)

										(10,443)

										$(23,792)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.30.V1	1.00%	Quarterly	06/20/23	USD 197	$(2,974)	$(3,333)	$359

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond Portfolio

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Eurostat HICP Ex. Tobacco All Items Monthly	At Termination	1.63%	At Termination	06/15/28	EUR	230	$181	$—	$181

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of the Philippines	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	43	$(103)	$(508)	$405
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	5	68	90	(22)
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	6	82	116	(34)
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	5	69	94	(25)
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	6	82	117	(35)
United Mexican States	1.00	Quarterly	Barclays Bank plc	06/20/23	USD	4	55	78	(23)
United Mexican States	1.00	Quarterly	Citibank NA	06/20/23	USD	6	82	116	(34)
United Mexican States	1.00	Quarterly	Citibank NA	06/20/23	USD	5	69	39	30
United Mexican States	1.00	Quarterly	Citibank NA	06/20/23	USD	5	69	47	22
United Mexican States	1.00	Quarterly	Deutsche Bank AG	06/20/23	USD	12	165	60	105

							$638	$249	$389

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	2,579	$673	$—	$673
1 day Fed Funds	At Termination	1.47%	At Termination	12/19/18	(a)	03/20/19	USD	23,511	(46,637)	(7,600)	(39,037)
1.47%	At Termination	1 day Fed Funds	At Termination	12/19/18	(a)	03/20/19	USD	23,511	46,637	—	46,637
1.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/20	USD	1,400	48,472	—	48,472
3 month LIBOR	Quarterly	1.37%	Semi-Annual	N/A		11/30/20	USD	470	(16,273)	(3,610)	(12,663)
28 day MXIBTIIE	Monthly	7.66%	Monthly	N/A		02/22/21	MXN	739	(314)	—	(314)
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	265	382	—	382
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	350	506	—	506
2.50%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/29/23	USD	841	8,130	—	8,130
28 day MXIBTIIE	Monthly	7.94%	Monthly	N/A		06/19/23	MXN	691	92	—	92
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	10	(447)	—	(447)
6 month EURIBOR	Semi-Annual	0.94%	Annual	09/10/18	(a)	08/15/27	EUR	1,395	19,766	—	19,766
2.96%	Annual	6 month WIBOR	Semi-Annual	N/A		03/06/28	PLN	52	(104)	—	(104)
3 month LIBOR	Quarterly	3.13%	Semi-Annual	N/A		05/22/28	USD	200	3,728	—	3,728

									$64,611	$(11,210)	$75,821

(a)	Forward Swaps.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE	Monthly	7.07%	Monthly	Citibank NA	11/21/18	MXN	820	$(205)	$—	$(205)
28 day MXIBTIIE	Monthly	7.06	Monthly	JP Morgan Chase Bank NA	11/21/18	MXN	984	(249)	—	(249)
28 day MXIBTIIE	Monthly	6.98	Monthly	Citibank NA	11/28/18	MXN	1,400	(384)	—	(384)
28 day MXIBTIIE	Monthly	6.98	Monthly	JP Morgan Chase Bank NA	11/28/18	MXN	794	(217)	—	(217)
28 day MXIBTIIE	Monthly	6.32	Monthly	Goldman Sachs International	08/06/25	MXN	511	(2,271)	—	(2,271)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	640	2,871	—	2,871

								$(455)	$—	$(455)

102	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond Portfolio

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
4W TIIE	Mexico Interbank TIIE 28-Day	8.10%
3M LIBOR	London Interbank Offered Rate	2.34%
6M EURIBOR	Euro Interbank Offered Rate	(0.27%)
6M WIBOR	Warsaw Interbank Offered Rate	1.68%

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Derivatives and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$(14,543)	$128,926	$(52,565)	$—
OTC Swaps	757	(508)	3,433	(3,499)	—
OTC Options Written	N/A	N/A	7,552	(157)	(23,792)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$14,015	$—	$14,015
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	54,803	—	—	54,803
Options purchased
Investments at value — unaffiliated(b)	—	—	—	18,765	83,931	—	102,696
Swaps — centrally cleared
Net unrealized appreciation(a)	—	359	—	—	128,386	181	128,926
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,319	—	—	2,871	—	4,190

	$—	$1,678	$—	$73,568	$229,203	$181	$304,630

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$73,845	$—	$73,845
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	21,185	—	—	21,185
Options written
Options written, at value	—	—	—	—	23,792	—	23,792
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	52,565	—	52,565
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	681	—	—	3,326	—	4,007

	$—	$681	$—	$21,185	$153,528	$—	$175,394

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond Portfolio

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$183,704	$—	$183,704
Forward foreign currency exchange contracts	—	—	—	61,712	—	—	61,712
Options purchased(a)	—	—	—	(19,014)	109,865	—	90,851
Options written	—	—	—	1,902	22,336	—	24,238
Swaps	—	(1,503)	—	—	(108,479)	(4,305)	(114,287)

	$—	$(1,503)	$—	$44,600	$207,426	$(4,305)	$246,218

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(54,164)	$(15)	$(54,179)
Forward foreign currency exchange contracts	—	—	—	16,036	—	—	16,036
Options purchased(b)	—	—	—	11,783	14,212	—	25,995
Options written	—	—	—	—	(11,868)	—	(11,868)
Swaps	—	3,141	—	—	84,452	(1,570)	86,023

	$—	$3,141	$—	$27,819	$32,632	$(1,585)	$62,007

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,174,388
Average notional value of contracts — short	$12,794,324
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,435,200
Average amounts sold — in USD	$670,704
Options:
Average value of option contracts purchased	$17,203
Average notional value of swaption contracts purchased	$1,340,000
Average notional value of swaption contracts written	$20,626,000
Credit default swaps:
Average notional value — buy protection	$447,750
Interest rate swaps:
Average notional value — pays fixed rate	$27,619,426
Average notional value — receives fixed rate	$28,158,339
Inflation Swaps:
Average notional value — receives fixed rate	$461,052

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$1,449
Forward foreign currency exchange contracts	54,803	21,185
Options(a)	102,696	23,792
Swaps — Centrally cleared	798	—
Swaps — OTC(b)	4,190	4,007

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$162,487	$50,433
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(798)	(1,449)

Total derivative assets and liabilities subject to an MNA	$161,689	$48,984

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

104	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$3,456	$(1,913)	$—	$—	$1,543
Barclays Bank plc	5,125	(996)	—	—	4,129
BNP Paribas SA	4,267	(4,267)	—	—	—
Citibank NA	8,865	(693)	—	—	8,172
Deutsche Bank AG	26,196	(957)	—	—	25,239
Goldman Sachs International	4,258	(2,271)	—	—	1,987
HSBC Bank plc	10,368	(1,305)	—	—	9,063
JP Morgan Chase Bank NA	82,604	(23,541)	—	—	59,063
Morgan Stanley & Co. International plc	14,848	—	—	—	14,848
Royal Bank of Scotland	378	—	—	—	378
Standard Chartered Bank	262	—	—	—	262
UBS AG	1,062	(102)	—	—	960

	$161,689	$(36,045)	$—	$—	$125,644

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$1,913	$(1,913)	$—	$—	$—
Barclays Bank plc	996	(996)	—	—	—
BNP Paribas SA	17,106	(4,267)	—	—	12,839
Citibank NA	693	(693)	—	—	—
Credit Suisse International	100	—	—	—	100
Deutsche Bank AG	957	(957)	—	—	—
Goldman Sachs International	2,271	(2,271)	—	—	—
HSBC Bank plc	1,305	(1,305)	—	—	—
JP Morgan Chase Bank NA	23,541	(23,541)	—	—	—
UBS AG	102	(102)	—	—	—

	$48,984	$(36,045)	$—	$—	$12,939

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,939,260	$—	$1,939,260
Foreign Government Obligations	—	503,358	—	503,358
Non-Agency Mortgage-Backed Securities	—	2,053,756	135,081	2,188,837
U.S. Government Sponsored Agency Securities	—	38,681,318	—	38,681,318
U.S. Treasury Obligations	—	31,690,809	—	31,690,809
Short-Term Securities:
Certificates of Deposit	—	650,270	—	650,270
Commercial Paper	—	110,025	—	110,025
Foreign Government Obligations	—	1,129,229	—	1,129,229
Money Market Funds	899,067	—	—	899,067

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock U.S. Government Bond Portfolio

	Level 1	Level 2	Level 3	Total
Options Purchased:
Foreign currency exchange contracts	$—	$18,765	$—	$18,765
Interest rate contracts	—	83,931	—	83,931
Liabilities:
TBA Sale Commitments	—	(6,886,914)	—	(6,886,914)

	$899,067	$69,973,807	$135,081	$71,007,955

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$921	$—	$921
Foreign currency exchange contracts	—	54,803	—	54,803
Interest rate contracts	14,015	131,258	—	145,273
Other Contracts	—	181	—	181
Liabilities:
Credit contracts	—	(173)	—	(173)
Foreign currency exchange contracts	—	(21,185)	—	(21,185)
Interest rate contracts	(73,845)	(79,683)	—	(153,528)

	$(59,830)	$86,122	$—	$26,292

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts, forward foreign currency exchange contracts and options written are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $12,248,792 are categorized as level 2 within the disclosure hierarchy.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

106	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

June 30, 2018

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio(a)

ASSETS
Investments at value — unaffiliated(b)(c)	$184,457,314	$488,183,554	$188,029,613	$198,058,812
Investments at value — affiliated(d)	6,864,854	38,969,848	8,498,270	8,647,820
Cash	—	—	260	621,380
Due from broker	—	—	—	107,387
Cash pledged:
Futures contracts	85,000	1,182,000	—	88,000
Centrally cleared swaps	—	171,182	—	118,000
Foreign currency at value(e)	—	1,192,020	112	31,866
Receivables:
Investments sold	2,335,180	8,629,828	600,510	583,189
Securities lending income — affiliated	630	1,257	1,419	2,089
TBA sale commitments(f)	—	11,241,986	—	—
Capital shares sold	—	—	—	540,193
Dividends — affiliated	2,648	51,135	2,531	3,438
Dividends — unaffiliated	120,703	204,906	6,774	188,098
Interest — unaffiliated	—	983,958	—	414,205
From the Manager	—	—	1,608	316
Variation margin on futures contracts	—	26,580	—	—
Variation margin on centrally cleared swaps	—	—	—	948
Swap premiums paid	—	56,273	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	436,862	—	218,239
OTC swaps	—	61,527	—	340,011
Prepaid expenses	1,608	2,325	1,583	1,921
Other assets	—	9,393	—	—

Total assets	193,867,937	551,404,634	197,142,680	209,965,912

LIABILITIES
Investments sold short, at value(g)	—	—	—	687,383
Bank overdraft	65,365	51,693	—	—
Cash received as collateral for OTC derivatives	—	—	—	900,000
Borrowed bonds at value(h)	—	750,492	—	—
Cash collateral on securities loaned at value	5,238,758	1,399,541	5,747,308	4,400,194
Options written at value(i)	—	90,212	—	714,047
TBA sale commitments at value	—	11,270,594	—	—
Reverse repurchase agreements at value	—	5,989,002	—	—
Payables:
Investments purchased	2,058,641	30,372,005	1,206,613	4,951,630
Board realignment and consolidation	446	518	442	451
Capital shares redeemed	2,880	22,037	152,813	30,700
Custodian fees	810	3,175	3,655	68,479
Deferred foreign capital gain tax	—	—	—	11,014
Interest expense	—	2,750	—	—
Investment advisory fees	55,312	150,254	58,024	47,849
Directors’ and Officer’s fees	1,367	3,021	1,615	2,940
Other affiliates	832	2,627	776	1,217
Professional fees	29,176	48,993	26,747	64,854
Transfer agent fees	12,284	22,753	13,817	6,696
Other accrued expenses	81,272	103,142	30,706	119,156
Variation margin on futures contracts	—	—	—	969
Variation margin on centrally cleared swaps	—	1,244	—	—
Swap premiums received	—	40,209	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	216,483	—	556,223
OTC swaps	—	39,917	—	70

Total liabilities	7,547,143	50,580,662	7,242,516	12,563,872

NET ASSETS	$186,320,794	$500,823,972	$189,900,164	$197,402,040

See notes to financial statements.

FINANCIAL STATEMENTS	107

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2018

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio(a)

NET ASSETS CONSIST OF
Paid-in capital	$158,026,158	$457,667,266	$114,280,550	$178,825,853
Undistributed net investment income	1,370,352	5,061,546	189,439	1,243,386
Accumulated net realized gain	16,013,062	25,223,857	12,024,588	7,330,443
Net unrealized appreciation (depreciation)	10,911,222	12,871,303	63,405,587	10,002,358

NET ASSETS	$186,320,794	$500,823,972	$189,900,164	$197,402,040

Share outstanding, $0.10 par value(j)	7,392,076	31,010,321	4,078,225	12,197,720

Net asset value, offering and redemption price per share	$25.21	$16.15	$46.56	$16.18

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$173,511,733	$474,846,351	$124,624,026	$187,565,621
(c) Securities loaned at value	$5,072,329	$1,346,246	$5,551,131	$4,230,484
(d) Investments at cost — affiliated	$6,864,825	$38,995,797	$8,498,270	$8,810,970
(e) Foreign currency at cost	$—	$1,192,540	$112	$31,861
(f) Proceeds from TBA sale commitments	$—	$11,241,986	$—	$—
(g) Proceeds received from investments sold short at value — unaffiliated	$—	$—	$—	$695,285
(h) Proceeds received from borrowed bonds	$—	$744,459	$—	$—
(i) Premiums received	$—	$88,736	$—	$559,966
(j) Authorized shares	100 million	300 million	100 million	100 million

See notes to financial statements.

108	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

June 30, 2018

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock U.S. Government Bond Portfolio

ASSETS
Investments at value — unaffiliated(a)	$81,699,973	$29,182,392	$76,995,802
Investments at value — affiliated(b)	—	581,247	899,067
Cash	4,257,963	5,370	2,616
Cash pledged:
Futures contracts	—	13,000	116,540
Centrally cleared swaps	—	59,000	114,000
Foreign currency at value(c)	—	646	246,752
Repurchase agreements at value(d)	40,670,000	—	—
Receivables:
Investments sold	—	465,452	4,321,996
TBA sale commitments	—	—	6,863,559
Capital shares sold	2,617,063	—	—
Dividends — affiliated	—	503	5,651
Dividends — unaffiliated	—	1,054	16,575
Interest — unaffiliated	48,524	423,710	277,236
From the Manager	580	65,277	59,844
Investment adviser	—	4,393	2,500
Variation margin on centrally cleared swaps	—	—	798
Swap premiums paid	—	5,491	757
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	—	54,803
OTC swaps	—	31	3,433
Unfunded floating rate loan interests	—	4	—
Prepaid expenses	1,448	1,271	6,223
Other assets	—	2,850	28,020

Total assets	129,295,551	30,811,691	90,016,172

LIABILITIES
Options written at value(e)	—	—	23,792
TBA sale commitments at value(f)	—	—	6,886,914
Reverse repurchase agreements at value	—	—	12,248,792
Payables:
Investments purchased	—	777,235	13,502,617
Accounting fees	7,364	7,432	7,138
Printing fees	18,010	15,691	18,112
Board realignment and consolidation	427	50,636	58,744
Capital shares redeemed	192	15,669	812
Custodian fees	3,583	7,349	8,380
Income dividends	—	123,961	101,305
Investment advisory fees	39,966	—	—
Directors’ and Officer’s fees	1,507	1,196	1,300
Other affiliates	645	198	389
Professional fees	7,618	22,852	39,108
Transfer agent fees	2,093	—	—
Other accrued expenses	975	36,181	—
Variation margin on futures contracts	—	—	1,449
Variation margin on centrally cleared swaps	—	917	—
Swap premiums received	—	1,111	508
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	560	21,185
OTC swaps	—	922	3,499
Unfunded floating rate loan interests	—	11	—

Total liabilities	82,380	1,061,921	32,924,044

NET ASSETS	$129,213,171	$29,749,770	$57,092,128

See notes to financial statements.

FINANCIAL STATEMENTS	109

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2018

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock U.S. Government Bond Portfolio

NET ASSETS CONSIST OF
Paid-in capital	$129,213,024	$31,933,433	$60,684,510
Undistributed (distributions in excess of) net investment income	—	(124,060)	79,495
Accumulated net realized gain (loss)	147	(1,678,288)	(2,958,262)
Net unrealized appreciation (depreciation)	—	(381,315)	(713,615)

NET ASSETS	$129,213,171	$29,749,770	$57,092,128

Share outstanding, $0.10 par value(g)	129,213,030	5,607,078	5,386,184

Net asset value	$1.00	$5.31	$10.60

(a) Investments at cost — unaffiliated	$81,699,973	$29,569,530	$77,766,402
(b) Investments at cost — affiliated	$—	$581,247	$899,067
(c) Foreign currency at cost	$—	$647	$246,382
(d) Repurchase agreements at cost — unaffiliated	$40,670,000	$—	$—
(e) Premiums received	$—	$—	$31,187
(f) Proceeds from TBA sale commitments	$—	$—	$6,863,559
(g) Authorized shares	2 billion	100 million	100 million

See notes to financial statements.

110	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

June 30, 2018

	BlackRock Advantage Large Cap Core Portfolio	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio(a)

INVESTMENT INCOME
Dividends — affiliated	$12,541	$329,251	$9,044	$44,138
Dividends — unaffiliated	1,796,035 (b)	2,922,141	583,193	1,463,413
Interest — unaffiliated	—	2,813,164	—	956,459
Securities lending income — affiliated — net	2,959	6,498	11,800	11,107
Foreign taxes withheld	(1,534)	(11,893)	—	(84,641)

Total investment income	1,810,001	6,059,161	604,037	2,390,476

EXPENSES
Investment advisory	345,282	927,515	333,909	375,637
Transfer agent	138,418	384,818	135,166	167,584
Professional	26,951	38,292	24,612	47,676
Accounting services	23,049	61,157	22,620	50,050
Custodian	20,646	62,866	5,502	117,760
Printing	17,075	15,645	9,943	10,406
Directors and Officer	8,871	10,697	8,621	8,827
Board realignment and consolidation	446	518	442	451
Miscellaneous	8,369	40,722	2,879	33,698

Total expenses excluding dividend expense and interest expense	589,107	1,542,230	543,694	812,089

Dividend expense — unaffiliated	—	—	—	3,828
Interest expense	—	75,732	—	—

Total expenses	589,107	1,617,962	543,694	815,917

Less:
Transfer agent fees waived and/or reimbursed	(116,536)	(294,526)	(96,190)	(165,092)
Fees waived and/or reimbursed by the Manager	(713)	(20,787)	(534)	(59,878)

Total expenses after fees waived and/or reimbursed	471,858	1,302,649	446,970	590,947

Net investment income	1,338,143	4,756,512	157,067	1,799,529

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	167	256,916	543	954
Investments — unaffiliated	13,186,216	16,268,907	9,135,697	4,827,797	(c)
Borrowed bonds	—	(1,760)	—	—
Forward foreign currency exchange contracts	—	21,249	—	147,758
Foreign currency transactions	—	43,504	15	126,512
Futures contracts	81,806	2,541,049	—	(380,573)
Options written	—	340,998	—	199,594
Short sales — unaffiliated	—	—	—	(1,266)
Swaps	—	(151,860)	—	52,607

	13,268,189	19,319,003	9,136,255	4,973,383

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	29	102,079	322	(89,403)
Investments — unaffiliated	(7,651,354)	(13,470,662)	15,616,830	(8,231,672	)(d)
Borrowed bonds	—	12,904	—	—
Forward foreign currency exchange contracts	—	295,627	—	(469,231)
Foreign currency transactions	—	(7,276)	—	(11,550)
Futures contracts	(43,816)	(165,015)	—	39,639
Options written	—	(129,869)	—	(389,607)
Short sales — unaffiliated	—	—	—	7,902
Swaps	—	197,802	—	(442,464)

	(7,695,141)	(13,164,410)	15,617,152	(9,586,386)

Net realized and unrealized gain (loss)	5,573,048	6,154,593	24,753,407	(4,613,003)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,911,191	$10,911,105	$24,910,474	$(2,813,474)

(a) Consolidated Statement of Operations
(b) Includes non-recurring dividends in the amount of $107,355.
(c) Net of foreign capital gain tax	$(3,210)	—	—	—
(d) Net of foreign capital gain tax	$6,539	—	—	—

See notes to financial statements.

FINANCIAL STATEMENTS	111

Statements of Operations  (unaudited)

June 30, 2018

	BlackRock Government Money Market Portfolio	BlackRock High Yield Portfolio	BlackRock U.S. Government Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$—	$3,699	$17,256
Dividends — unaffiliated	—	14,291	174
Interest — unaffiliated	978,260	901,562	790,168

Total investment income	978,260	919,552	807,598

EXPENSES
Investment advisory	217,947	55,444	100,934
Transfer agent	97,175	24,792	45,040
Professional	21,560	33,501	33,483
Accounting services	18,650	51,736	35,205
Printing	9,342	8,466	8,167
Directors and Officer	8,290	7,778	7,921
Custodian	5,759	10,609	15,399
Board realignment and consolidation	427	50,636	58,744
Miscellaneous	3,093	6,092	24,481

Total expenses excluding interest expense	382,243	249,054	329,374

Interest expense	—	—	58,882

Total expenses	382,243	249,054	388,256

Less:
Transfer agent fees waived and/or reimbursed	(86,266)	(22,314)	(42,561)
Fees waived and/or reimbursed by the Manager	(4)	(151,127)	(149,031)

Total expenses after fees waived and/or reimbursed	295,973	75,613	196,664

Net investment income	682,287	843,939	610,934

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	—	(1,178)	—
Investments — unaffiliated	(20)	100,884	(597,435)
Forward foreign currency exchange contracts	—	(16,097)	61,712
Foreign currency transactions	—	(6,225)	13,157
Futures contracts	—	9,791	183,704
Options written	—	2,704	24,238
Swaps	—	5,890	(114,287)
Unfunded floating rate loan interests	—	(2)	—

	(20)	95,767	(428,911)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	—	270	—
Investments — unaffiliated	—	(799,495)	(575,013)
Forward foreign currency exchange contracts	—	981	16,036
Foreign currency transactions	—	(14)	(277)
Futures contracts	—	6,342	(54,179)
Options written	—	—	(11,868)
Swaps	—	(740)	86,023
Unfunded floating rate loan interests	—	131	—

	—	(792,525)	(539,278)

Net realized and unrealized loss	(20)	(696,758)	(968,189)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$682,267	$147,181	$(357,255)

See notes to financial statements.

112	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core Portfolio		BlackRock Balanced Capital Portfolio
	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,338,143	$2,397,763	$4,756,512	$8,916,319
Net realized gain	13,268,189	47,477,016	19,319,003	84,848,949
Net change in unrealized appreciation (depreciation)	(7,695,141)	(14,151,938)	(13,164,410)	(25,392,201)

Net increase in net assets resulting from operations	6,911,191	35,722,841	10,911,105	68,373,067

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	—	(2,382,955)	—	(9,065,930)
From net realized gain	—	(49,031,244)	—	(85,584,523)

Decrease in net assets resulting from distributions to shareholders	—	(51,414,199)	—	(94,650,453)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(8,127,958)	35,241,835	(21,279,873)	47,028,541

NET ASSETS
Total increase (decrease) in net assets	(1,216,767)	19,550,477	(10,368,768)	20,751,155
Beginning of period	187,537,561	167,987,084	511,192,740	490,441,585

End of period	$186,320,794	$187,537,561	$500,823,972	$511,192,740

Undistributed net investment income, end of period	$1,370,352	$32,209	$5,061,546	$305,034

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	113

Statements of Changes in Net Assets

	BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio (a)
	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$157,067	$464,587	$1,799,529	$3,291,636
Net realized gain	9,136,255	15,183,647	4,973,383	8,073,637
Net change in unrealized appreciation (depreciation)	15,617,152	29,407,057	(9,586,386)	16,327,473

Net increase (decrease) in net assets resulting from operations	24,910,474	45,055,291	(2,813,474)	27,692,746

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	—	(450,001)	—	(2,964,477)
From net realized gain	—	(16,267,730)	—	—

Decrease in net assets resulting from distributions to shareholders	—	(16,717,731)	—	(2,964,477)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(5,840,029)	3,473,022	(11,339,594)	(19,698,247)

NET ASSETS
Total increase (decrease) in net assets	19,070,445	31,810,582	(14,153,068)	5,030,022
Beginning of period	170,829,719	139,019,137	211,555,108	206,525,086

End of period	$189,900,164	$170,829,719	$197,402,040	$211,555,108

Undistributed (Distributions in excess of) net investment income, end of period	$189,439	$32,372	$1,243,386	$(556,143)

(a)	Consolidated Statement of Changes in Net Assets
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

114	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Government Money Market Portfolio		BlackRock High Yield Portfolio
	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$682,287	$498,444	$843,939	$1,851,923
Net realized gain (loss)	(20)	533	95,767	920,556
Net change in unrealized appreciation (depreciation)	—	—	(792,525)	(186,639)

Net increase in net assets resulting from operations	682,267	498,977	147,181	2,585,840

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(682,287)	(498,444)	(841,297)	(1,883,102)
From net realized gain	—	(366)	—	—

Decrease in net assets resulting from distributions to shareholders	(682,287)	(498,810)	(841,297)	(1,883,102)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	21,913,780	(14,758,053)	(1,561,290)	(2,491,823)

NET ASSETS
Total increase (decrease) in net assets	21,913,760	(14,757,886)	(2,255,406)	(1,789,085)
Beginning of period	107,299,411	122,057,297	32,005,176	33,794,261

End of period	$129,213,171	$107,299,411	$29,749,770	$32,005,176

Distributions in excess of net investment income, end of period	$—	$—	$(124,060)	$(126,702)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	115

Statements of Changes in Net Assets

	BlackRock U.S. Government Bond Portfolio
	Six Months Ended 06/30/2018 (Unaudited)	Year Ended 12/31/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$610,934	$1,097,605
Net realized loss	(428,911)	(923,940)
Net change in unrealized appreciation (depreciation)	(539,278)	876,423

Net increase (decrease) in net assets resulting from operations	(357,255)	1,050,088

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(657,768)	(1,311,639)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	3,526,914	(5,663,932)

NET ASSETS
Total increase (decrease) in net assets	2,511,891	(5,925,483)
Beginning of period	54,580,237	60,505,720

End of period	$57,092,128	$54,580,237

Undistributed net investment income, end of period	$79,495	$126,329

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

116	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Portfolio
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$24.31		$27.15	$26.53	$28.11	$27.50	$20.70

Net investment income(a)	0.18	(b)	0.40	0.36	0.32	0.29	0.27
Net realized and unrealized gain (loss)	0.72		5.58	2.47	(0.15)	3.23	6.82

Net increase from investment operations	0.90		5.98	2.83	0.17	3.52	7.09

Distributions(c)
From net investment income	—		(0.41)	(0.37)	(0.33)	(0.32)	(0.29)
From net realized gain	—		(8.41)	(1.84)	(1.42)	(2.59)	—

Total distributions	—		(8.82)	(2.21)	(1.75)	(2.91)	(0.29)

Net asset value, end of period	$25.21		$24.31	$27.15	$26.53	$28.11	$27.50

Total Return(d)
Based on net asset value	3.70	%(e)	22.24%	10.69%	0.60%	12.79%	34.29%

Ratios to Average Net Assets
Total expenses	0.62	%(f)	0.63%	0.60%	0.60%	0.59%	0.60%

Total expenses after fees waived and/or reimbursed	0.50	%(f)	0.50%	0.50%	0.50%	0.49%	0.49%

Net investment income	1.42	%(b)(f)	1.35%	1.36%	1.14%	1.03%	1.12%

Supplemental Data
Net assets, end of period (000)	$186,321		$187,538	$167,987	$169,173	$184,854	$179,261

Portfolio turnover rate	73%		154%	48%	31%	47%	39%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.11%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	117

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Portfolio
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.81		$16.87	$16.74	$17.81	$18.26	$15.51

Net investment income(a)	0.15		0.31	0.29	0.28	0.33	0.31
Net realized and unrealized gain (loss)	0.19		2.14	1.16	(0.19)	1.67	2.83

Net increase from investment operations	0.34		2.45	1.45	0.09	2.00	3.14

Distributions(b)
From net investment income	—		(0.34)	(0.30)	(0.30)	(0.36)	(0.35)
From net realized gain	—		(3.17)	(1.02)	(0.86)	(2.09)	(0.04)

Total distributions	—		(3.51)	(1.32)	(1.16)	(2.45)	(0.39)

Net asset value, end of period	$16.15		$15.81	$16.87	$16.74	$17.81	$18.26

Total Return(c)
Based on net asset value	2.15	%(d)	14.59%	8.65%	0.52%	11.07%	20.29%

Ratios to Average Net Assets(e)
Total expenses	0.64	%(f)	0.66%	0.62%	0.61%	0.57%	0.61%

Total expenses after fees waived and/or reimbursed	0.51	%(f)	0.53%	0.52%	0.50%	0.48%	0.51%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and interest expense	0.48	%(f)	0.49%	0.49%	0.49%	0.47%	0.49%

Net investment income	1.88	%(f)	1.75%	1.72%	1.54%	1.72%	1.83%

Supplemental Data
Net assets, end of period (000)	$500,824		$511,193	$490,442	$499,439	$546,054	$537,641

Portfolio turnover rate(g)	132%		332%	264%	340%	345%	349%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.02%	0.01%	0.01%	—	—	—

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	101%	248%	188%	240%	259%	252%

See notes to financial statements.

118	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Portfolio
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015	2014	2013
Net asset value, beginning of period	$40.56		$33.61		$34.32		$34.75	$38.16	$28.43

Net investment income(a)	0.04		0.12	(b)	0.07	(c)	0.05	0.07	0.08
Net realized and unrealized gain	5.96		11.11		0.07		2.45	3.33	9.74

Net increase from investment operations	6.00		11.23		0.14		2.50	3.40	9.82

Distributions(d)
From net investment income	—		(0.12)		(0.08)		(0.05)	(0.07)	(0.09)
From net realized gain	—		(4.16)		(0.77)		(2.88)	(6.74)	—

Total distributions	—		(4.28)		(0.85)		(2.93)	(6.81)	(0.09)

Net asset value, end of period	$46.56		$40.56		$33.61		$34.32	$34.75	$38.16

Total Return(e)
Based on net asset value	14.79	%(f)	33.62%		0.40%		7.09%	9.12%	34.53%

Ratios to Average Net Assets
Total expenses	0.60	%(g)(h)	0.60%		0.62%		0.61%	0.60%	0.62%

Total expenses after fees waived and/or reimbursed	0.49	%(g)(h)	0.51%		0.53%		0.51%	0.51%	0.53%

Net investment income	0.17	%(g)(h)	0.29	%(b)	0.21	%(c)	0.14%	0.19%	0.26%

Supplemental Data
Net assets, end of period (000)	$189,900		$170,830		$139,019		$156,722	$157,387	$158,051

Portfolio turnover rate	22%		48%		86%		71%	99%	151%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.09%, respectively, resulting from a special dividend.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	119

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Portfolio
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended December 31,(a)
			2017	2016	2015		2014	2013
Net asset value, beginning of period	$16.42		$14.60	$14.25	$15.55		$16.97	$15.03

Net investment income(b)	0.14		0.25	0.23	0.24		0.31	0.24
Net realized and unrealized gain (loss)	(0.38)		1.80	0.37	(0.35)		0.12	2.00

Net increase (decrease) from investment operations	(0.24)		2.05	0.60	(0.11)		0.43	2.24

Distributions(c)
From net investment income	—		(0.23)	(0.25)	(0.30)		(0.43)	(0.30)
From net realized gain	—		—	—	(0.89)		(1.42)	—
From return of capital	—		—	—	—	(d)	—	—

Total distributions	—		(0.23)	(0.25)	(1.19)		(1.85)	(0.30)

Net asset value, end of period	$16.18		$16.42	$14.60	$14.25		$15.55	$16.97

Total Return(e)
Based on net asset value	(1.46	)%(f)	14.05%	4.17%	(0.74)%		2.52%	14.94%

Ratios to Average Net Assets(g)
Total expenses	0.80	%(h)	0.79%	0.83%	0.77%		0.72%	0.69%

Total expenses after fees waived and/or reimbursed	0.58	%(h)	0.58%	0.58%	0.58%		0.57%	0.56%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, broker fees and expenses on short sales, interest expense and stock loan fees	0.57	%(h)	0.57%	0.57%	0.57%		0.57%	0.56%

Net investment income	1.75	%(h)	1.56%	1.62%	1.52%		1.81%	1.49%

Supplemental Data
Net assets, end of period (000)	$197,402		$211,555	$206,525	$229,649		$257,696	$276,622

Portfolio turnover rate	70%		129%	134%	89	%(i)	70%	56%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 6/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.02%	0.01%	N/A	N/A	N/A	N/A

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio rate would have been 87%.

See notes to financial statements.

120	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Government Money Market Portfolio
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0057		0.0044		0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized gain (loss)	(0.0001)		0.0000	(a)	0.0000	(a)	0.0001		0.0001		0.0000	(a)

Net increase from investment operations	0.0056		0.0044		0.0000		0.0001		0.0001		0.0000

Distributions(b)
From net investment income	(0.0056)		(0.0044)		(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)		(0.0000	)(c)

Total distributions	(0.0056)		(0.0044)		(0.0000)		(0.0001)		(0.0001)		(0.0000)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.56	%(e)	0.45%		0.00%		0.01%		0.01%		0.00%

Ratios to Average Net Assets
Total expenses	0.64	%(f)	0.70%		0.54%		0.54%		0.49%		0.55%

Total expenses after fees waived and/or reimbursed	0.50	%(f)	0.50%		0.42%		0.22%		0.23%		0.25%

Net investment income	1.15	%(f)	0.44%		0.00%		0.00%		0.00%		0.00%

Supplemental Data
Net assets, end of period (000)	$129,213		$107,299		$122,057		$125,641		$138,033		$148,485

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	121

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Portfolio
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net asset value, beginning of period	$5.42		$5.31	$4.91		$5.44	$5.69	$5.50

Net investment income(a)	0.15		0.30	0.29		0.28	0.32	0.34
Net realized and unrealized gain (loss)	(0.11)		0.12	0.40		(0.52)	(0.21)	0.21

Net increase (decrease) from investment operations	0.04		0.42	0.69		(0.24)	0.11	0.55

Distributions(b)
From net investment income	(0.15)		(0.31)	(0.29)		(0.29)	(0.36)	(0.36)

Net asset value, end of period	$5.31		$5.42	$5.31		$4.91	$5.44	$5.69

Total Return(c)
Based on net asset value	0.71	%(d)	7.95%	14.43%		(4.65)%	1.88%	10.28%

Ratios to Average Net Assets
Total expenses	1.48	%(e)(f)	1.34%	0.99	%(g)	0.91%	0.84%	0.89%

Total expenses after fees waived and/or reimbursed	0.50	%(e)	0.50%	0.50	%(g)	0.50%	0.51%	0.52%

Total expenses after fees waived and/or reimbursed excluding interest expense	0.50	%(e)	0.50%	0.50	%(g)	0.50%	0.50%	0.50%

Net investment income	5.58	%(e)	5.53%	5.64	%(g)	5.30%	5.54%	6.01%

Supplemental Data
Net assets, end of period (000)	$29,750		$32,005	$33,794		$31,788	$39,081	$48,523

Portfolio turnover rate	35%		73%	101%		84%	78%	102%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Board realignment consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.65%.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

122	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio
	Six Months Ended 06/30/2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.80		$10.86	$10.90	$11.07	$10.67	$11.27

Net investment income(a)	0.12		0.21	0.17	0.17	0.20	0.16
Net realized and unrealized gain (loss)	(0.19)		(0.02)	0.00 (b)	(0.11)	0.43	(0.49)

Net increase (decrease) from investment operations	(0.07)		0.19	0.17	0.06	0.63	(0.33)

Distributions(c)
From net investment income	(0.13)		(0.25)	(0.21)	(0.23)	(0.23)	(0.25)
From return of capital	—		—	—	—	—	(0.02)

Total distributions	(0.13)		(0.25)	(0.21)	(0.23)	(0.23)	(0.27)

Net asset value, end of period	$10.60		$10.80	$10.86	$10.90	$11.07	$10.67

Total Return(d)
Based on net asset value	(0.69	)%(e)	1.72%	1.54%	0.54%	5.95%	(2.99)%

Ratios to Average Net Assets(f)
Total expenses	1.30	%(g)(h)	1.15%	0.94%	0.81%	0.76%	0.78%

Total expenses after fees waived and/or reimbursed	0.71	%(g)	0.63%	0.59%	0.53%	0.53%	0.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50	%(g)	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	2.22	%(g)	1.89%	1.50%	1.58%	1.79%	1.44%

Supplemental Data
Net assets, end of period (000)	$57,092		$54,580	$60,506	$66,263	$74,925	$80,302

Portfolio turnover rate(i)	378%		1,058%	1,004%	1,421%	1,374%	2,125%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	—%	0.01%	—%	0.01%

(g)	Annualized.
(h)	Board realignment consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.41%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/2018 (Unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	231%	694%	631%	891%	723%	1,614%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	123

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is a series of the Company. The following are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Core Portfolio	Advantage Large Cap Core	Diversified
BlackRock Balanced Capital Portfolio	Balanced Capital	Diversified
BlackRock Capital Appreciation Portfolio	Capital Appreciation	Diversified
BlackRock Global Allocation Portfolio	Global Allocation	Diversified
BlackRock Government Money Market Portfolio	Government Money Market	Diversified
BlackRock High Yield Portfolio	High Yield	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

The Company is organized as a Maryland corporation that is comprised of seven separate portfolios. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Government Money Market operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Basis of Consolidation: The accompanying consolidated financial statements of Global Allocation include the accounts of BlackRock Cayman Global Allocation Portfolio I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Global Allocation and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Global Allocation to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Global Allocation may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $6,915,787, which is 3.5% of Global Allocation’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Global Allocation, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

124	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Distributions: For Government Money Market, distributions from net investment income are declared daily and paid monthly. Distributions are declared from the total of net investment income. For Advantage Large Cap Core, Balanced Capital, Capital Appreciation and Global Allocation, distributions from net investment income are declared and paid at least annually. For High Yield and U.S. Government Bond, distributions from net investment income are declared daily and paid monthly. For each Fund, distributions of capital gains are recorded on the ex-dividend dates and made at least annually.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Global Allocation’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Government Money Market’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements  (unaudited) (continued)

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (a “Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs:

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

126	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2018, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements  (unaudited) (continued)

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are

128	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, High Yield may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, High Yield had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Access CIG LLC, Term Loan	$533	$533	$533	$—
Access CIG LLC, 2nd Lien Term Loan	55	55	55	—
Mavis Tire Express, Delayed Draw 1st Lien Term Loan	1,104	1,104	1,093	(11)
Dentalcorp Perfect Smile ULC, Term Loan DD	2,292	2,292	2,296	4

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements  (unaudited) (continued)

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2018, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	Balanced Capital	U.S. Government Bond
Average Borrowings	$10,464,466	$7,225,327
Daily Weighted Average Interest Rate	1.53%	1.57%

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Funds’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements (a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest (b)	Exposure Due (to)/ from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (c)	Cash Collateral Pledged	Net Collateral (Received)/ Pledged (c)	Net Exposure Due (to)/from Counterparty (d)
Balanced Capital
BNP Paribas SA	$754,618	$(1,405,909)	$(753,242)	$(1,404,533)	$—	$—	$1,404,533	$—	$1,404,533	$—
Deutsche Bank Securities, Inc.	—	(1,662,408)	—	(1,662,408)	—	—	1,661,927	—	1,661,927	(481)
J.P. Morgan Securities LLC	—	(2,920,685)	—	(2,920,685)	—	—	2,914,234	—	2,914,234	(6,451)

	$754,618	$(5,989,002)	$(753,242)	$(5,987,626)	$—	$—	$5,980,694	$—	$5,980,694	$(6,932)

(a)	Included in Investments at value-unaffiliated in the Statement of Assets and Liabilities.

130	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

(b)	Includes accrued interest on borrowed bonds in the amount of $2,750, which is included in interest expense payable in the Statement of Assets and Liabilities.
(c)

Net collateral with a value including accrued interest of $5,982,476 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged	Net Amount
U.S. Government Bond
BNP Paribas SA	$(3,369,119)	$3,369,119	$—	$—
Deutsche Bank Securities, Inc.	(2,502,648)	2,501,923	—	(725)
JP Morgan Securities LLC	(1,018,363)	1,016,288	—	(2,075)
Merrill Lynch, Pierce, Fenner & Smith Inc.	(5,358,662)	5,357,190	—	(1,472)

	$(12,248,792)	$12,244,520	$—	$(4,272)

(a)

Net collateral with a value of $12,244,988 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions (Borrowed Bonds): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Short Sale Transactions (Equities): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statements of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks/investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional

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Notes to Financial Statements  (unaudited) (continued)

collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Advantage Large Cap Core
Citigroup	$2,025,667	$(2,025,667)	$—
Credit Suisse AG	1,697,613	(1,697,613)	—
Deutsche Bank Securities, Inc	111,842	(111,842)	—
JP Morgan Securities LLC	152,920	(152,920)	—
SG Americas	1,084,287	(1,084,287)	—

	$5,072,329	$(5,072,329)	$—

Balanced Capital
Citigroup	$599,238	$(599,238)	$—
JP Morgan	747,008	(747,008)	—

	$1,346,246	$(1,346,246)	$—

Capital Appreciation
Credit Suisse	$1,320,416	$(1,320,416)	$—
JP Morgan	2,951,300	(2,951,300)	—
State Street Bank	1,279,415	(1,279,415)	—

	$5,551,131	$(5,551,131)	$—

Global Allocation
BNP Paribas SA	$277,947	$(277,947)	$—
Citigroup	1,114,082	(1,114,082)	—
Credit Suisse	1,026,205	(1,026,205)	—
Deutsche Bank	2,891	(2,891)	—
Fidelity Investments	309,142	(308,152)	990
Goldman Sachs	868	(868)	—
JP Morgan	590,477	(590,477)	—
Morgan Stanley	740,782	(740,782)	—
State Street Bank	168,090	(168,090)	—

	$4,230,484	$(4,229,494)	$990

(a)

Collateral with a value of $5,238,758, $1,399,541, $5,747,308 and $4,400,194 has been received by Advantage Large Cap Core, Balanced Capital, Capital Appreciation and Global Allocation, respectively, in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statements of Assets and Liabilities.

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Notes to Financial Statements  (unaudited) (continued)

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds writes a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written on the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements  (unaudited) (continued)

•	Structured options — Certain Funds invest in structured options to increase or decrease their exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Funds will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps on the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the

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Notes to Financial Statements  (unaudited) (continued)

spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement[s] of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee based on the percentage of the seven combined Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets of the Seven Combined Funds	Investment Advisory Fee
First $250 Million	0.50%
$250 Million — $300 Million	0.45
$300 Million — $400 Million	0.40
$400 Million — $800 Million	0.35
Greater than $800 Million	0.30

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the seven combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the seven combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager provides investment management and other services to the Subsidiary of Global Allocation. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Global Allocation pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Transfer Agent: On behalf of the Funds, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer

NOTES TO FINANCIAL STATEMENTS	135

Notes to Financial Statements  (unaudited) (continued)

agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2018, the Funds did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation, as applicable, will be reduced by the amount of the affiliated money market fund waiver. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Government Money Market Fund’s investments in other affiliated investment companies, if any. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the amounts waived were as follows:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	U.S. Government Bond Portfolio
$645	$15,663	$534	$2,362	$171	$887

The Funds have begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds, including the Funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the amounts reimbursed by High Yield and U.S. Government Bond were $50,636 and $58,744, respectively.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets (other than the Government Money Market) invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Balanced Capital	Global Allocation	High Yield
$4,705	$2,147	$29

For the six months ended June 30, 2018, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	U.S. Government Bond Portfolio
$ 1,066	$ 2,845	$ 941	$ 1,139	$ 606	$ 178	$ 280

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses as a percentage of average daily net assets as follows:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	U.S. Government Bond Portfolio
0.04%	0.04%	0.04%	0.04%	0.02%	0.05%	0.05%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to April 30, 2019 except High Yield Portfolio and U.S. Government Bond Portfolio which are through April 30, 2020. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the Independent Directors of the Company or by a vote of a majority of the outstanding voting securities of a Fund.

For the six months ended June 30, 2018, the following amounts are included in transfer agent fees waived and/or reimbursed in the Statements of Operations:

Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	U.S. Government Bond Portfolio
$ 98,198	$280,996	$ 96,190	$ 124,083	$ 82,798	$ 14,748	$ 28,782

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Advantage Large Cap Core	0.50%
Balanced Capital	0.50
Capital Appreciation	0.57
Global Allocation	0.57
Government Money Market	0.50
High Yield	0.50
U.S. Government Bond Portfolio	0.50

136	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2019 for each Fund except High Yield Portfolio and U.S. Government Bond Portfolio which are through April 30, 2020. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the Independent Directors of the Company or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2018, the following amounts are included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed in the Statements of Operations:

Advantage Large Cap Core	Balanced Capital	Global Allocation	Government Money Market	High Yield	U.S. Government Bond Portfolio
$ 18,406	$ 13,949	$ 96,378	$ 3,472	$ 107,857	$ 103,179

The Manager and BRIL voluntarily agreed to waive a portion of their respective management and service and distribution fees and/or reimburse operating expenses to enable Government Money Market to maintain minimum levels of daily net investment income. For the six months ended June 30, 2018, there were no fees waived and/or reimbursed by the Manager. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, Government Money Market, High Yield and U.S. Government Bond retain 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Government Money Market, High Yield and U.S. Government Bond, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement, Advantage Large Cap Core, Balanced Capital and Capital Appreciation retain 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Advantage Large Cap Core, Balanced Capital and Capital Appreciation, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement, Global Allocation retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Global Allocation, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2018, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Large Cap Core	Balanced Capital	Global Allocation
$479	$1,048	$1,092

Certain Funds have begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds, including the Funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the amounts reimbursed for High Yield and U.S. Government Bond Portfolio were $50,636 and $58,744, respectively.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements  (unaudited) (continued)

assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Balanced Capital	$9,708	$64,112	$(2,155)
Global Allocation	—	$139,402	$5,839
High Yield	$44,839	—	—

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	U.S. Government Bond Portfolio
Non-U.S Government Securities	$136,614,301	$598,555,261	$39,178,920	$44,230,771	$10,516,137	$208,844,685
U.S Government Securities	—	34,706,105	—	84,045,422	—	38,229,245

Total Purchases	$136,614,301	$633,261,366	$39,178,920	$128,276,193	$10,516,137	$247,073,930

Sales
Non-U.S Government Securities	$143,337,666	$598,154,071	$46,653,458	$59,659,090	$12,836,836	$201,829,889
U.S Government Securities	—	64,999,180	—	78,872,414	—	36,594,868

Total Sales	$143,337,666	$663,153,251	$46,653,458	$138,531,504	$12,836,836	$238,424,757

For the six months ended June 30, 2018, purchases and sales related to mortgage dollar rolls were as follows:

Purchases and Sales — MDRs	Balanced Capital	U.S. Government Bond
Purchases	$147,881,398	$92,588,341
Sales	$147,960,843	$92,609,472

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains with no expiration as follows:

	High Yield	U.S. Government Bond
No expiration date	$1,711,000	$2,526,398

138	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

	Advantage Large Cap Core	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	U.S. Government Bond
Tax cost	$180,936,249	$515,106,750	$133,144,402	$197,565,869	$30,214,888	$78,679,158

Gross unrealized appreciation	16,050,191	25,272,294	64,026,117	17,694,640	361,200	396,523
Gross unrealized depreciation	(5,698,660)	(13,673,892)	(642,636)	(8,861,737)	(806,618)	(1,146,689)

Net unrealized appreciation (depreciation)	$10,351,531	$11,598,402	$63,383,481	$8,832,903	$(445,418)	$(750,166)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Company, on behalf of the Funds (except for Government Money Market), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Certain obligations held by Government Money Market have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. Government Money Market monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the

NOTES TO FINANCIAL STATEMENTS	139

Notes to Financial Statements  (unaudited) (continued)

investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds

Concentration Risk: As of period end, Advantage Large Cap Core and Capital Appreciation invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on a Fund and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

Global Allocation invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

140	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Six Months Ended 06/30/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Advantage Large Cap Core
Shares sold	85,488	$2,150,655	67,459	$1,993,192
Shares issued in reinvestment of distributions	—	—	2,075,146	51,414,199
Shares redeemed	(408,538)	(10,278,613)	(615,362)	(18,165,556)

Net increase (decrease)	(323,050)	$(8,127,958)	1,527,243	$35,241,835

Balanced Capital
Shares sold	263,682	$4,236,831	127,486	$2,301,988
Shares issued in reinvestment of distributions	—	—	5,916,860	94,650,453
Shares redeemed	(1,581,064)	(25,516,704)	(2,783,339)	(49,923,900)

Net increase (decrease)	(1,317,382)	$(21,279,873)	3,261,007	$47,028,541

Capital Appreciation
Shares sold	105,270	$4,634,640	73,811	$2,839,338
Shares issued in reinvestment of distributions	—	—	411,735	16,717,731
Shares redeemed	(238,309)	(10,474,669)	(410,434)	(16,084,047)

Net increase (decrease)	(133,039)	$(5,840,029)	75,112	$3,473,022

Global Allocation
Shares sold	221,750	$3,639,171	217,883	$3,442,483
Shares issued in reinvestment of distributions	—	—	182,085	2,964,477
Shares redeemed	(908,357)	(14,978,765)	(1,660,211)	(26,105,207)

Net decrease	(686,607)	$(11,339,594)	(1,260,243)	$(19,698,247)

Government Money Market
Shares sold	66,965,749	$66,965,749	58,382,126	$58,382,126
Shares issued in reinvestment of distributions	682,287	682,287	500,974	500,974
Shares redeemed	(45,734,256)	(45,734,256)	(73,641,153)	(73,641,153)

Net increase (decrease)	21,913,780	$21,913,780	(14,758,053)	$(14,758,053)

High Yield
Shares sold	288,310	$1,549,856	320,121	$1,725,112
Shares issued in reinvestment of distributions	158,839	852,073	352,197	1,906,199
Shares redeemed	(740,634)	(3,963,219)	(1,134,478)	(6,123,134)

Net decrease	(293,485)	$(1,561,290)	(462,160)	$(2,491,823)

U.S. Government Bond Portfolio
Shares sold	614,574	$6,502,367	150,584	$1,637,179
Shares issued in reinvestment of distributions	60,789	646,179	121,674	1,323,617
Shares redeemed	(341,855)	(3,621,632)	(792,757)	(8,624,728)

Net increase (decrease)	333,508	$3,526,914	(520,499)	$(5,663,932)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid net investment income, short-term capital gain and long-term capital gain distributions in the following amounts per share on July 20, 2018 to the shareholders of record on July 18, 2018.

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Advantage Large Cap Core	$0.003506	$0.236702	$0.216294
Balanced Capital	0.009000	0.149372	0.063259
Capital Appreciation	N/A	0.201146	0.518971
Global Allocation	0.056533	0.226736	0.022605

NOTES TO FINANCIAL STATEMENTS	141

Notes to Financial Statements  (unaudited) (continued)

The Board has approved an Agreement and Plan of Reorganization (the “Plan”) with respect to High Yield and U.S. Government Bond, pursuant to which each Fund will reorganize into a newly created series (the “New Funds”) of a newly organized Maryland corporation. This reorganization with respect to each Fund (each, a “Reorganization”) is expected to close in the third quarter of 2018. Each Reorganization is not subject to approval by shareholders of the applicable Fund.

Each New Fund will have the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the corresponding Fund. Each Fund will be the performance and accounting survivor of its Reorganization, meaning that the corresponding New Fund will assume the performance and financial history of the Fund at the completion of the Reorganization. In addition, each New Fund will be subject to the same contractual arrangements, including the same contractual fees and expenses, as those of its corresponding Fund. Each Reorganization is intended to be tax-free, meaning that the applicable Fund’s shareholders will become shareholders of the corresponding New Fund without realizing any gain or loss for federal income tax purposes.

Upon the consummation of the Reorganization, shareholders of the relevant Fund will become shareholders of the corresponding New Fund. If you are a shareholder of one or more of the Funds, the cash value of your investment will not change. You will receive New Fund shares with a total dollar value equal to the Fund shares that you own at the time of the Reorganization.

142	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Series Fund, Inc. (the “Corporation”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Corporation, on behalf of BlackRock Balanced Capital Portfolio (the “Balanced Capital Portfolio”), BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), BlackRock Global Allocation Portfolio (the “Global Allocation Portfolio”), BlackRock Government Money Market Portfolio (the “Government Money Market Portfolio”), BlackRock High Yield Portfolio (the “High Yield Portfolio”), BlackRock Advantage Large Cap Core Portfolio (the “Advantage Large Cap Core Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	143

Disclosure of Investment Advisory Agreement  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) with respect to the Capital Appreciation Portfolio and the Advantage Large Cap Core Portfolio. The Board and its Performance Oversight Committee regularly review, and meet each Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Advantage Large Cap Core Portfolio ranked in the first, second, and first quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Advantage Large Cap Core Portfolio. The Board also noted that effective June 12, 2017, the Advantage Large Cap Core Portfolio had undergone changes in its investment objective, investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from BlackRock Large Cap Core Portfolio to BlackRock Advantage Large Cap Core Portfolio.

The Board noted that for the one-, three- and five-year periods reported, the Balanced Capital Portfolio ranked in the third, second, and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Balanced Capital Portfolio’s underperformance during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, the Capital Appreciation Portfolio ranked in the first, first and second quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Capital Appreciation Portfolio.

The Board noted that for each of the one-, three- and five-year periods reported, the Global Allocation Portfolio ranked in the second quartile against its Performance Peers. The Board also noted the risk profile of the Global Allocation Portfolio over the one-, three-, and five-year periods.

The Board noted that for each of the one-, three- and five-year periods reported, the Government Money Market Portfolio ranked in the second quartile against its Performance Peers. The Board reviewed the Government Money Market Portfolio’s performance within the context of the low yield environment that has existed over the past few years.

144	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The quartile standing of the Government Money Market Portfolio against its Performance Peers takes into account the Government Money Market Portfolio’s current yield only. BlackRock has reviewed with the Board that a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Government Money Market Portfolio’s current yield performance, it also examines the liquidity, duration, and credit quality of the Government Money Market Portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

The Board noted that for the one-, three- and five-year periods reported, the High Yield Portfolio ranked in the first, second, and first quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the U.S. Government Bond Portfolio ranked in the third, second and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the U.S. Government Bond Portfolio’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Advantage Large Cap Core Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Advantage Large Cap Core Portfolio’s Expense Peers. The Board also noted that the Advantage Large Cap Core Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Advantage Large Cap Core Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Advantage Large Cap Core Portfolio’s total expenses as a percentage of the Advantage Large Cap Core Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Advantage Large Cap Core Portfolio.

The Board noted that the Balanced Capital Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Balanced Capital Portfolio’s Expense Peers. The Board also noted that the Balanced Capital Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Balanced Capital Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Balanced Capital Portfolio’s total expenses as a percentage of the Balanced Capital Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Balanced Capital Portfolio.

The Board noted that the Capital Appreciation Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Capital Appreciation Portfolio’s Expense Peers. The Board also noted that the Capital Appreciation Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Capital Appreciation Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Capital Appreciation Portfolio’s total expenses as a percentage of the Capital Appreciation Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Capital Appreciation Portfolio.

The Board noted that the Global Allocation Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Global Allocation Portfolio’s Expense Peers. The Board also noted that the Global Allocation Portfolio has an

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	145

Disclosure of Investment Advisory Agreement  (continued)

advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Global Allocation Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Global Allocation Portfolio’s total expenses as a percentage of the Global Allocation Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Global Allocation Portfolio.

The Board noted that the Government Money Market Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Government Money Market Portfolio’s Expense Peers. The Board reviewed the Government Money Market Portfolio’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that the Government Money Market Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Government Money Market Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Government Money Market Portfolio’s total expenses as a percentage of the Government Money Market Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Government Money Market Portfolio. The Board also noted that, to enable the Government Money Market Portfolio to maintain minimum levels of daily net investment income, BlackRock has voluntarily agreed to waive a portion of its fees and/or reimburse the Government Money Market Portfolio’s operating expenses as necessary.

The Board noted that the High Yield Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the High Yield Portfolio’s Expense Peers. The Board also noted that the High Yield Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Yield Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the High Yield Portfolio’s total expenses as a percentage of the High Yield Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield Portfolio.

The Board noted that the U.S. Government Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the U.S. Government Bond Portfolio’s Expense Peers. The Board also noted that the U.S. Government Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the U.S. Government Bond Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the U.S. Government Bond Portfolio’s total expenses as a percentage of the U.S. Government Bond Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond Portfolio.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

146	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Honorable Stuart E. Eizenstat, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective May 08, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Company.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.(a)

New York, NY 10179

Brown Brothers Harriman & Co.(b)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Company

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For all Funds except BlackRock Global Allocation Portfolio.
(b)	For BlackRock Global Allocation Portfolio.

DIRECTOR AND OFFICER INFORMATION	147

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

148	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	New Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security
ADR	American Depositary Receipt
CDX	Credit Default Swap Index
CLO	Collateralized Loan Obligation
CSMC	Credit Suisse Mortgage Capital
CVA	Certification Van Aandelon (Dutch Certificate)
CWABS	Countrywide Asset-Backed Certificates
DAC	Designated Activity Company
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GO	General Obligation Bonds
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank TIIE 28-Day
NYRS	New York Registered Shares
OTC	Over-The-Counter
PCL	Public Company Limited
RB	Revenue Bonds
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
TBA	To-be-announced
VRDN	Variable Rate Demand Notes
WIBOR	Warsaw Interbank Offered Rate

ADDITIONAL INFORMATION	149

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series8-6/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: August 28, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date: August 28, 2018

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